As filed with the U.S. Securities and Exchange Commission on December 21, 2020
Securities Act File No. 002-91556
Investment Company Act File No. 811-04052

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 151	☒
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 158

Legg Mason Partners Money Market Trust*
(Exact Name of Registrant as Specified in Charter)

620 Eighth Avenue
New York, NY 10018
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (877) 721-1926

Name and address of agent for service:	Copy to:

Marc De Oliveira	Bryan Chegwidden, Esq.
Legg Mason & Co., LLC	Ropes & Gray LLP
100 First Stamford Place	1211 Avenue of the Americas
Stamford, Connecticut 06902	New York, New York 10036
Continuous
(Approximate Date of Proposed Offering)

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on December 29, 2020 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

*	This filing relates solely to Western Asset Government Reserves, Western Asset New York Tax Free Money Market Fund, Western Asset Tax Free Reserves and Western Asset U.S. Treasury Reserves.

Prospectus

December 29, 2020

Western Asset Select Tax Free Reserves
Share class (Symbol):
Administrative Shares (LFAXX), Investor Shares (LTFXX), Select Shares (CIFXX)
Western Asset Tax Free Reserves
Share class (Symbol):
A (LWAXX), N (CIXXX), Service Shares (LXSXX)
Western Asset New York Tax Free Money Market Fund
Share class (Symbol):
A (LNAXX), N (CIYXX), Service Shares (LNSXX)
Beginning in or after February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the fund intends to no longer mail paper copies of the fund’s shareholder reports, unless you specifically request paper copies of the reports from the fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically
(“e-delivery”),
you will not be affected by this change and you need not take any action. If you have not already elected
e-delivery,
you may elect to receive shareholder reports and other communications from the fund electronically by contacting your Service Agent or, if you are a direct shareholder with the fund, by calling
1-877-721-1926.
You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason funds held in your account at that Service Agent. If you are a direct shareholder with the fund, you can call the fund at
1-877-721-1926,
or write to the fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime. Each fund is a retail money market fund and is only offered to accounts that are beneficially owned solely by natural persons.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

2	Western Asset Money Market Funds

Western Asset Select Tax Free Reserves
Investment objective
The fund’s investment objectives are to provide shareholders with high levels of current income exempt from federal income taxes, preservation of capital and liquidity.
Fees and expenses of the fund
The accompanying table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder fees
(fees paid directly from your investment)
	Select	Investor	Administrative
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load)	None	None	None

Annual fund operating expenses (%) 1
(expenses that you pay each year as a percentage of the value of your investment)
	Select	Investor	Administrative
Management fees 1	0.25	0.25	0.25
Distribution and/or service (12b-1) fees	None	0.05 2	0.20
Other expenses	0.09	0.52	2.78 3
Total annual fund operating expenses 1	0.34	0.82	3.23
Fees waived and/or expenses reimbursed 4	(0.16)	(0.59)	(2.83)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.18	0.23	0.40

1
The fund is a feeder fund that invests in securities through an underlying mutual fund, Tax Free Reserves Portfolio. The information in this table and in the Example below reflects the direct fees and expenses of the fund and its allocated share of fees and expenses of Tax Free Reserves Portfolio. Since the fund invests all of its investable assets in Tax Free Reserves Portfolio, the fund’s management agreement provides that the investment management fee of the fund will be reduced by the investment management fee allocated to the fund by Tax Free Reserves Portfolio. The gross expenses in the financial highlights do not reflect the reduction in the fund’s management fee by the amount paid by the fund for its allocable share of the management fee paid to Tax Free Reserves Portfolio.

2
Investor Shares may pay a fee of up to 0.10% of average daily net assets pursuant to the Fund’s Rule
12b-1
plan. The Board has determined that, until December 31, 2021, such payments shall not exceed 0.05% of the class’ average daily net assets. This arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

3	“Other expenses” for Administrative Shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
4
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.18% for Select Shares, 0.23% for Investor Shares, and 0.40% for Administrative Shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. Additional amounts may be voluntarily waived and/or reimbursed from time to time. The manager is permitted to recapture amounts waived and/or reimbursed to the class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Western Asset Select Tax Free Reserves	3

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•
Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

•	You reinvest all distributions and dividends without a sales charge
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Select Shares (with or without redemption at end of period)	18	92	174	415
Investor Shares (with or without redemption at end of period)	24	214	420	1,014
Administrative Shares (with or without redemption at end of period)	41	729	1,441	3,335
The fund is a feeder fund that invests in securities through an underlying mutual fund, Tax Free Reserves Portfolio, which has the same investment objective and strategies as the fund. This structure is sometimes known as a “master/feeder” structure.
Principal investment strategies
The fund is a money market fund that, under normal market conditions, invests at least 80% of its assets in short-term high quality municipal obligations and interests in municipal obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax. Municipal securities include debt obligations issued by any of the 50 states and the District of Columbia or their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or
non-U.S.
banks. From time to time, the fund may invest significantly in municipal obligations issued by a single state, including, but not limited to, New York.
Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself. The fund invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category (or, with respect to not more than 3% of its total assets, in the second highest category) or, if not rated, are determined by the subadviser to be of equivalent quality.
Under normal circumstances, the fund may invest up to 20% of its assets in investments that pay interest that may be subject to regular federal income tax and/or the federal alternative minimum tax, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.
The fund is a retail money market fund, meaning that the fund is only offered to accounts that are beneficially owned solely by natural persons. As a retail money market fund, the fund tries to maintain a share price of $1.00. Under Rule
2a-7
of the Investment Company Act of 1940, as amended, the fund must follow strict rules as to the credit quality, liquidity, diversification and maturity of its investments. Where required by these rules, the fund’s subadviser or Board of Trustees (the “Board”) will decide whether a security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.
Principal risks
You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
If one or more money market funds were to incur a sizeable loss or impose fees on redemptions or suspend redemptions, there could be significant redemptions from money market funds in general, potentially driving the market prices of money market instruments down and adversely affecting market liquidity.
The fund could underperform other short-term municipal debt instruments or money market funds, or you could lose money, as a result of risks such as:
Market and interest rate risk.
The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. While the fund seeks to maintain a $1.00 share price, if the market price of the fund’s securities fall, the value of your investment could decline. Market prices will generally go down when interest rates rise. A rise in rates

4	Western Asset Select Tax Free Reserves

tends to have a greater impact on the prices of longer term securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. The fund may face a heightened level of interest rate risk due to changes in monetary policy. When interest rates go down, the fund’s yield will decline. Also, when interest rates decline, investments made by the fund may pay a lower interest rate, which would reduce the income received by the fund. In recent years, the U.S. has experienced historically low interest rates, increasing the exposure of debt securities to the risks associated with rising interest rates.
Market events risk.
The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.
The rapid and global spread of a highly contagious novel coronavirus respiratory disease, designated
COVID-19,
has resulted in extreme volatility in the financial markets and severe losses; reduced liquidity of many instruments; restrictions on international and, in some cases, local travel; significant disruptions to business operations (including business closures); strained healthcare systems; disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. Some sectors of the economy and individual issuers have experienced particularly large losses. In addition, the
COVID-19
pandemic may result in a sustained domestic or even global economic downturn or recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations and increased volatility and/or decreased liquidity in the securities markets. Developing or emerging market countries may be more impacted by the
COVID-19
pandemic as they may have less established health care systems and may be less able to control or mitigate the effects of the pandemic. The impact of the
COVID-19
pandemic may last for an extended period of time. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, are taking extraordinary actions to support local and global economies and the financial markets in response to the
COVID-19
pandemic, including by pushing interest rates to very low levels. These actions have resulted in significant expansion of public debt, including in the U.S. This and other government intervention into the economy and financial markets to address the
COVID-19
pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The
COVID-19
pandemic could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance. In addition, the outbreak of
COVID-19,
and measures taken to mitigate its effects, could result in disruptions to the services provided to the fund by its service providers.
LIBOR risk.
The fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the fund or the fund’s investments cannot yet be determined.
Credit risk.
An issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded or perceived to be less creditworthy, or the value of assets underlying a security may decline, causing the value of your investment to decline. Changes in actual or perceived creditworthiness may occur quickly. The fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
Yield risk.
The amount of income received by the fund will go up or down depending on variations in short-term interest rates, and when interest rates are very low or negative the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately, if for example, the fund’s manager discontinued any temporary voluntary fee limitation or recouped amounts previously waived and/or reimbursed.
Tax risk.
The income on the fund’s municipal securities could become subject to federal income tax due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.
Structured securities risk.
The payment and credit qualities of structured securities derive from their underlying assets, and they may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.
Risks associated with concentration in the banking industry.
The fund may invest a significant portion of its assets in obligations that are issued or backed by U.S. and
non-U.S.
banks and thus will be more susceptible to negative events affecting banks and the financial services sector worldwide. Changes in money market and general economic conditions, governmental policies and applicable regulations may adversely affect banks’ ability to obtain funds at reasonable costs and to finance their lending and other operations, including by limiting the loans they may make

Western Asset Select Tax Free Reserves	5

and the interest rates and fees they charge. Banking losses also result from defaults by borrowers, data breaches, certain bank activities such as mortgage banking and foreign exchange practices, and investments in derivatives.
Risks relating to investments in municipal securities.
Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In the past, a number of municipal issuers defaulted on obligations, were downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may experience a resurgence, particularly in the event of economic or market turmoil or a recession.
Risks associated with focusing on investments in New York municipal securities.
When a fund focuses its investments on New York municipal securities, the fund may be affected significantly by adverse economic, political or other events affecting New York municipal issuers. Also, the fund may be more volatile than a more geographically diverse fund.
Portfolio management risk.
The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.
Illiquidity risk.
The fund may make investments that are illiquid or that become illiquid after purchase. The liquidity and value of investments can deteriorate rapidly, and they may become difficult or impossible to sell, particularly during times of market turmoil. Illiquid investments may also be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities, including U.S. Treasury securities. During times of market turmoil, there may be few or no buyers or sellers for securities in entire asset classes. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. In addition, if the fund’s weekly liquid assets falls below certain designated thresholds, the fund may impose a fee of up to 2% on redemptions from the fund or temporarily restrict redemptions from the fund for up to 10 business days in any given 90 day period.
Valuation risk.
The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment.
Redemption risk.
The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the fund’s ability to maintain a $1.00 share price. In addition, the fund may impose a fee or suspend redemptions under certain conditions.
Cybersecurity risk.
Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians,
transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. A fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund or the manager. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.
The fund is classified as
“non-diversified,”
which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. However, the fund intends to comply with the diversification requirements applicable to money market funds which limit the fund’s ability to invest in the obligations of a single issuer.

6	Western Asset Select Tax Free Reserves

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Select Shares. The table shows the average annual total returns of each class of the fund’s shares that has been in operation for at least one full calendar year. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information available at www.leggmason.com/moneymarketfunds (select fund and share class), or by calling the fund at
1-877-721-1926
or
1-203-703-6002.
The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Best Quarter
(06/30/2019): 0.39
Worst Quarter
(03/31/2013): 0.00
The
year-to-date
return as of the most recent calendar quarter, which ended 09/30/2020, was 0.39

Average annual total returns (%)
(for periods ended December 31, 2019)

	1 year	5 years	10 years	Since inception	Inception date
Select Shares	1.32	0.72	0.40	—	—
Investor Shares	1.27	0.68	—	0.56	12/23/2013

Western Asset Select Tax Free Reserves	7

Management
Investment manager:
Legg Mason Partners Fund Advisor, LLC (“LMPFA”)
Subadviser:
Western Asset Management Company, LLC
On July 31, 2020, Franklin Resources, Inc. (“Franklin Resources”) acquired Legg Mason, Inc. (“Legg Mason”) in an all-cash
transaction. As a result of the transaction, LMPFA and the subadviser(s) became indirect, wholly-owned subsidiaries of Franklin Resources. Under the Investment Company Act of 1940, as amended (the “1940 Act”), consummation of the transaction automatically terminated the management and subadvisory agreements that were in place for the fund prior to the transaction. The fund’s manager and subadviser(s) continue to provide uninterrupted services with respect to the fund pursuant to new management and subadvisory agreements that were approved by fund shareholders.
Purchase and sale of fund shares
In general, you may purchase, redeem or exchange shares of the fund during fund business hours on any day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business, subject to certain exceptions.
The fund is only offered to accounts that are beneficially owned solely by natural persons. Natural persons include any person who provides the fund or the fund’s authorized agent or intermediary with a social security number issued to that person, a government-issued identification document such as a driver’s license or passport that bears a photograph of the person, or other similar documentation. The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investments ($)
	Select Shares	Investor Shares	Administrative Shares
General Investors purchasing through the fund	1 million/50	N/A	N/A
Accounts managed/advised by an investment advisory subsidiary of Legg Mason	50,000/50	N/A	N/A
Investors purchasing through financial intermediaries	N/A	1 million/50	1 million/50
Investor Shares and Administrative Shares are available only through Service Agents. Your Service Agent may impose higher or lower investment minimums, or may impose no minimum investment requirement. “Service Agents” are banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund.
The fund normally calculates its net asset value as of each hour from 9:00 a.m. (Eastern time) until its close of business (normally 12:00 noon (Eastern time)) on each fund business day. The fund may close early under certain circumstances. For more information, please contact your financial intermediary, or contact the fund by phone
(1-877-721-1926
or
1-203-703-6002).
The fund may impose a fee of up to 2% on redemptions from the fund or temporarily restrict redemptions from the fund for up to 10 business days in any given 90 day period in the event that the fund’s weekly liquid assets fall below certain designated thresholds. Any announcement regarding the imposition of a liquidity fee or redemption gate, or the termination of a liquidity fee or a redemption gate, will be available at the fund’s website,
https://www.leggmason.com/en-us/products/money-markets/western-asset-select-tax-free-reserves.html, and will be filed with the Securities and Exchange Commission.
Tax information
The fund’s distributions are generally exempt from regular federal income tax and the federal alternative minimum tax. A portion of the fund’s distributions may be subject to such taxes.
Payments to broker/dealers and other financial intermediaries
The fund’s related companies pay Service Agents for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s or salesperson’s website for more information.

8	Western Asset Select Tax Free Reserves

Western Asset Tax Free Reserves
Investment objective
The fund’s investment objectives are to provide shareholders with high levels of current income exempt from federal income taxes, preservation of capital and liquidity.
Fees and expenses of the fund
The accompanying table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder fees (%)
(fees paid directly from your investment)
	Class A	Class N	Service Shares
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load)	None 1	None	None
Small account fee	$15 2	$15 2	N/A

Annual fund operating expenses (%) 3
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class N	Service Shares
Management fees 3	0.45	0.45	0.45
Distribution and/or service (12b-1) fees	0.07 4	0.15 4	0.50
Other expenses	0.19	0.55	2.88 5
Total annual fund operating expenses 3	0.71	1.15	3.83
Fees waived and/or expenses reimbursed 6	(0.11)	(0.40)	(2.83)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.60	0.75	1.00

1
If acquired by exchange, you will be subject to the contingent deferred sales charge, if any, of the original fund’s shares (except for shares held through accounts where Legg Mason Investor Services, LLC is the broker-dealer of record), which could be up to 1.00%. There is no contingent deferred sales charge after 18 months from the date you purchased such shares of the original fund.

2
If the value of your account is below $1,000, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by the fund or your Service Agent (with an annual maximum of $15.00 per account). Please contact your Service Agent or the fund for more information.

3
The fund is a feeder fund that invests in securities through an underlying mutual fund, Tax Free Reserves Portfolio. The information in this table and in the Example below reflects the direct fees and expenses of the fund and its allocated share of fees and expenses of Tax Free Reserves Portfolio. Since the fund invests all of its investable assets in Tax Free Reserves Portfolio, the fund’s management agreement provides that the investment management fee of the fund will be reduced by the investment management fee allocated to the fund by Tax Free Reserves Portfolio. The gross expenses in the financial highlights do not reflect the reduction in the fund’s management fee by the amount paid by the fund for its allocable share of the management fee paid to Tax Free Reserves Portfolio.

4
Class A shares and Class N shares may pay a fee of up to 0.10% and 0.25%, respectively, of average daily net assets pursuant to the Fund’s Rule
12b-1
plan. The Board has determined that, until December 31, 2021, such payments shall not exceed 0.07% and 0.15% of Class A shares and Class N shares’, respectively, average daily net assets. This arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

5	“Other expenses” for Service Shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
6
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.60% for Class A shares, 0.75% for Class N shares and 1.00% for Service Shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. Additional amounts may be voluntarily waived and/or reimbursed from time to time. The manager is permitted to recapture amounts waived and/or reimbursed to the class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Western Asset Tax Free Reserves	9

Example
This example is intended to help you compare the cost of investing in the fund
with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•
Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

•	You reinvest all distributions and dividends without a sales charge
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	61	222	397	904
Class N (with or without redemption at end of period)	77	348	639	1,469
Service Shares (with or without redemption at end of period)	102	908	1,733	3,883
The fund is a feeder fund that invests in securities through an underlying mutual fund, Tax Free Reserves Portfolio, which has the same investment objective and strategies as the fund. This structure is sometimes known as a “master/feeder” structure.
Principal investment strategies
The fund is a money market fund that, under normal market conditions, invests at least 80% of its assets in short-term high quality municipal obligations and interests in municipal obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax. Municipal securities include debt obligations issued by any of the 50 states and the District of Columbia or their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or
non-U.S.
banks. From time to time, the fund may invest significantly in municipal obligations issued by a single state, including, but not limited to, New York.
Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself. The fund invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category (or, with respect to not more than 3% of its total assets, in the second highest category) or, if not rated, are determined by the subadviser to be of equivalent quality.
Under normal circumstances, the fund may invest up to 20% of its assets in investments that pay interest that may be subject to regular federal income tax and/or the federal alternative minimum tax, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.
The fund is a retail money market fund, meaning that the fund is only offered to accounts that are beneficially owned solely by natural persons. As a retail money market fund, the fund tries to maintain a share price of $1.00. Under Rule
2a-7
of the Investment Company Act of 1940, as amended, the fund must follow strict rules as to the credit quality, liquidity, diversification and maturity of its investments. Where required by these rules, the fund’s subadviser or Board of Trustees (the “Board”) will decide whether a security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.
Principal risks
You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
If one or more money market funds were to incur a sizeable loss or impose fees on redemptions or suspend redemptions, there could be significant redemptions from money market funds in general, potentially driving the market prices of money market instruments down and adversely affecting market liquidity.
The fund could underperform other short-term municipal debt instruments or money market funds, or you could lose money, as a result of risks such as:
Market and interest rate risk.
The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. While the fund seeks to maintain a $1.00 share price, if the market price of the fund’s securities fall, the value of your investment could decline. Market prices will generally go down when interest rates rise. A rise in rates

10	Western Asset Tax Free Reserves

tends to have a greater impact on the prices of longer term securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. The fund may face a heightened level of interest rate risk due to changes in monetary policy. When interest rates go down, the fund’s yield will decline. Also, when interest rates decline, investments made by the fund may pay a lower interest rate, which would reduce the income received by the fund. In recent years, the U.S. has experienced historically low interest rates, increasing the exposure of debt securities to the risks associated with rising interest rates.
Market events risk.
The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.
The rapid and global spread of a highly contagious novel coronavirus respiratory disease, designated
COVID-19,
has resulted in extreme volatility in the financial markets and severe losses; reduced liquidity of many instruments; restrictions on international and, in some cases, local travel; significant disruptions to business operations (including business closures); strained healthcare systems; disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. Some sectors of the economy and individual issuers have experienced particularly large losses. In addition, the
COVID-19
pandemic may result in a sustained domestic or even global economic downturn or recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations and increased volatility and/or decreased liquidity in the securities markets. Developing or emerging market countries may be more impacted by the
COVID-19
pandemic as they may have less established health care systems and may be less able to control or mitigate the effects of the pandemic. The impact of the
COVID-19
pandemic may last for an extended period of time. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, are taking extraordinary actions to support local and global economies and the financial markets in response to the
COVID-19
pandemic, including by pushing interest rates to very low levels. These actions have resulted in significant expansion of public debt, including in the U.S. This and other government intervention into the economy and financial markets to address the
COVID-19
pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The
COVID-19
pandemic could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance. In addition, the outbreak of
COVID-19,
and measures taken to mitigate its effects, could result in disruptions to the services provided to the fund by its service providers.
LIBOR risk.
The fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the fund or the fund’s investments cannot yet be determined.
Credit risk.
An issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded or perceived to be less creditworthy, or the value of assets underlying a security may decline, causing the value of your investment to decline. Changes in actual or perceived creditworthiness may occur quickly. The fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
Yield risk.
The amount of income received by the fund will go up or down depending on variations in short-term interest rates, and when interest rates are very low or negative the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately, if for example, the fund’s manager discontinued any temporary voluntary fee limitation or recouped amounts previously waived and/or reimbursed.
Tax risk.
The income on the fund’s municipal securities could become subject to federal income tax due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.
Structured securities risk.
The payment and credit qualities of structured securities derive from their underlying assets, and they may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.
Risks associated with concentration in the banking industry.
 The fund may invest a
significant
portion of its assets in obligations that are issued or backed by U.S. and
non-U.S.
banks and thus will be more susceptible to negative events affecting banks and the financial services sector worldwide. Changes in money market and general economic conditions, governmental policies and applicable regulations may adversely affect banks’ ability to obtain funds at reasonable costs and to finance their lending and other operations, including by limiting the loans they may make

Western Asset Tax Free Reserves	11

and the interest rates and fees they charge. Banking losses also result from defaults by borrowers, data breaches, certain bank activities such as mortgage banking and foreign exchange practices, and investments in derivatives.
Risks relating to investments in municipal securities.
Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In the past, a number of municipal issuers defaulted on obligations, were downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may experience a resurgence, particularly in the event of economic or market turmoil or a recession.
Risks associated with focusing on investments in New York municipal securities.
When a fund focuses its investments on New York municipal securities, the fund may be affected significantly by adverse economic, political or other events affecting New York municipal issuers. Also, the fund may be more volatile than a more geographically diverse fund.
Portfolio management risk.
The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.
Illiquidity risk.
The fund may make investments that are illiquid or that become illiquid after purchase. The liquidity and value of investments can deteriorate rapidly, and they may become difficult or impossible to sell, particularly during times of market turmoil. Illiquid investments may also be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities, including U.S. Treasury securities. During times of market turmoil, there may be few or no buyers or sellers for securities in entire asset classes. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. In addition, if the fund’s weekly liquid assets falls below certain designated thresholds, the fund may impose a fee of up to 2% on redemptions from the fund or temporarily restrict redemptions from the fund for up to 10 business days in any given 90 day period.
Valuation risk.
The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment.
Redemption risk.
The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the fund’s ability to maintain a $1.00 share price. In addition, the fund may impose a fee or suspend redemptions under certain conditions.
Cybersecurity risk.
Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians,
transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. A fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund or the manager. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.
The fund is classified as
“non-diversified,”
which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. However, the fund intends to comply with the diversification requirements applicable to money market funds which limit the fund’s ability to invest in the obligations of a single issuer.

12	Western Asset Tax Free Reserves

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class N shares. The table shows the average annual total returns of each class of the fund’s shares that has been in operation for at least one full calendar year. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information available at www.leggmason.com/moneymarketfunds (select fund and share class), or by calling the fund at
1-877-721-1926 or 1-203-703-6002.
The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Best Quarter
(06/30/2019): 0.24
Worst Quarter
(03/31/2013): 0.00
The
year-to-date
return as of the most recent calendar quarter, which ended 09/30/2020, was 0.22

Average annual total returns (%)
(for periods ended December 31, 2019)
	1 year	5 years	10 years	Since inception	Inception date
Class N	0.74	0.32	0.17	—	—
Class A	0.89	0.41	—	0.23	08/17/2010

Western Asset Tax Free Reserves	13

Management
Investment manager:
Legg Mason Partners Fund Advisor, LLC (“LMPFA”)
Subadviser:
Western Asset Management Company, LLC
On July 31, 2020, Franklin Resources, Inc. (“Franklin Resources”) acquired Legg Mason, Inc. (“Legg Mason”) in an all-cash
transaction. As a result of the transaction, LMPFA and the subadviser(s) became indirect, wholly-owned subsidiaries of Franklin Resources. Under the Investment Company Act of 1940, as amended (the “1940 Act”), consummation of the transaction automatically terminated the management and subadvisory agreements that were in place for the fund prior to the transaction. The fund’s manager and subadviser(s) continue to provide uninterrupted services with respect to the fund pursuant to new management and subadvisory agreements that were approved by fund shareholders.
Purchase and sale of fund shares
In general, you may purchase, redeem or exchange shares of the fund during fund business hours on any day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business, subject to certain exceptions.
The fund does not impose any minimum initial or subsequent investment requirements with respect to Class N shares or Service shares but your Service Agent may. If you hold Class A shares or Class N shares, you may be subject to a small account fee if the amount in your account does not meet minimum account requirements. See the “Fees and expenses of the fund” section of the Prospectus for more information.
The fund is only offered to accounts that are beneficially owned solely by natural persons. Natural persons include any person who provides the fund or the fund’s authorized agent or intermediary with a social security number issued to that person, a government-issued identification document such as a driver’s license or passport that bears a photograph of the person, or other similar documentation. The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investments ($)
	Class A	Class N	Service Shares
General	1,000/50	None	None
Participants in eligible sweep accounts	None/None	N/A	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	N/A	N/A
Systematic Investment Plans	50/50	N/A	N/A
Clients of Eligible Financial Intermediaries	None/None	N/A	N/A
Eligible Investment Programs	None/None	N/A	N/A
Class N and Service Shares are available only through Service Agents. Your Service Agent may impose higher or lower investment minimums, or may impose no minimum investment requirement. “Service Agents” are banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund.
The fund normally calculates its net asset value as of 12:00 noon (Eastern time) and as of the time it closes for business (normally 4:00 p.m. (Eastern time)) on each fund business day. The fund may close early under certain circumstances. For more information, please contact your financial intermediary, or contact the fund by phone
(1-877-721-1926
or
1-203-703-6002).
The fund may impose a fee of up to 2% on redemptions from the fund or temporarily restrict redemptions from the fund for up to 10 business days in any given 90 day period in the event that the fund’s weekly liquid assets fall below certain designated thresholds. Any announcement regarding the imposition of a liquidity fee or redemption gate, or the termination of a liquidity fee or a redemption gate, will be available at the fund’s website,
https://www.leggmason.com/en-us/products/money-markets/western-asset-tax-free-reserves.html, and will be filed with the Securities and Exchange Commission.
Tax information
The fund’s distributions are generally exempt from regular federal income tax and the federal alternative minimum tax. A portion of the fund’s distributions may be subject to such taxes.
Payments to broker/dealers and other financial intermediaries
The fund’s related companies pay Service Agents for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s or salesperson’s website for more information.

14	Western Asset Tax Free Reserves

Western Asset New York Tax Free Money Market Fund
Investment objective
The fund’s investment objectives are to provide shareholders with high levels of current income exempt from federal, New York state and New York City personal income taxes, preservation of capital and liquidity.
Fees and expenses of the fund
The accompanying table
describes
the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder fees (%)
(fees paid directly from your investment)
	Class A	Class N	Service Shares
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load)	None 1	None	None
Small account fee	$15 2	$15 2	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class N	Service Shares
Management fees	0.45	0.45	0.45
Distribution and/or service (12b-1) fees	0.10	0.13 3	0.50
Other expenses	0.16	0.37	2.85 4
Total annual fund operating expenses	0.71	0.95	3.80
Fees waived and/or expenses reimbursed 5	(0.11)	(0.20)	(2.80)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.60	0.75	1.00

1
If acquired by exchange, you will be subject to the contingent deferred sales charge, if any, of the original fund’s shares (except for shares held through accounts where Legg Mason Investor Services, LLC is the broker-dealer of record), which could be up to 1.00%. There is no contingent deferred sales charge after 18 months from the date you purchased such shares of the original fund.

2
If the value of your account is below $1,000, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by the fund or your Service Agent (with an annual maximum of $15.00 per account). Please contact your Service Agent or the fund for more information.

3
Class N shares may pay a fee of up to 0.25% of average daily net assets pursuant to the Fund’s Rule
12b-1
plan. The Board has determined that, until December 31, 2021, such payments shall not exceed 0.13% of the class’ average daily net assets. This arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

4	“Other expenses” for Service Shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
5
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.60% for Class A shares, 0.75% for Class N shares and 1.00% for Service Shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. Additional amounts may be voluntarily waived and/or reimbursed from time to time. The manager is permitted to recapture amounts waived and/or reimbursed to the class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Western Asset New York Tax Free Money Market Fund	15

Example
This example is intended to
help
you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•
Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

•	You reinvest all distributions and dividends without a sales charge
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	61	216	384	872
Class N (with or without redemption at end of period)	77	309	560	1,278
Service Shares (with or without redemption at end of period)	102	902	1,721	3,856
Principal investment strategies
The fund is a money market fund that, under normal market conditions, invests at least 80% of its assets in short-term high quality municipal obligations and interests in municipal obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax, and New York state and New York City personal income taxes. These municipal securities include debt obligations issued by New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in New York municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or
non-U.S.
banks.
Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself. The fund invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category (or, with respect to not more than 3% of its total assets, in the second highest category) or, if not rated, are determined by the subadviser to be of equivalent quality.
Under normal circumstances, the fund may invest up to 20% of its assets in investments that pay interest that may be subject to regular federal income tax, the federal alternative minimum tax and/or New York state and New York City personal income taxes, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.
The fund is a retail money market fund, meaning that the fund is only offered to accounts that are beneficially owned solely by natural persons. As a retail money market fund, the fund tries to maintain a share price of $1.00. Under Rule
2a-7
of the Investment Company Act of 1940, as amended, the fund must follow strict rules as to the credit quality, liquidity, diversification and maturity of its investments. Where required by these rules, the fund’s subadviser or Board of Trustees (the “Board”) will decide whether a security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.
Principal risks
You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
If one or more money market funds were to incur a sizeable loss or impose fees on redemptions or suspend redemptions, there could be significant redemptions from money market funds in general, potentially driving the market prices of money market instruments down and adversely affecting market liquidity.
The fund could underperform other short-term municipal debt instruments or money market funds, or you could lose money, as a result of risks such as:
Market and interest rate risk.
The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. While the fund seeks to maintain a $1.00 share price, if the market price of the fund’s securities fall, the value of your investment could decline. Market prices will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased

16	Western Asset New York Tax Free Money Market Fund

redemptions from the fund. The fund may face a heightened level of interest rate risk due to changes in monetary policy. When interest rates go down, the fund’s yield will decline. Also, when interest rates decline, investments made by the fund may pay a lower interest rate, which would reduce the income received by the fund. In recent years, the U.S. has experienced historically low interest rates, increasing the exposure of debt securities to the risks associated with rising interest rates.
Market events risk.
The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.
The rapid and global spread of a highly contagious novel coronavirus respiratory disease, designated
COVID-19,
has resulted in extreme volatility in the financial markets and severe losses; reduced liquidity of many instruments; restrictions on international and, in some cases, local travel; significant disruptions to business operations (including business closures); strained healthcare systems; disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. Some sectors of the economy and individual issuers have experienced particularly large losses. In addition, the
COVID-19
pandemic may result in a sustained domestic or even global economic downturn or recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations and increased volatility and/or decreased liquidity in the securities markets. Developing or emerging market countries may be more impacted by the
COVID-19
pandemic as they may have less established health care systems and may be less able to control or mitigate the effects of the pandemic. The impact of the
COVID-19
pandemic may last for an extended period of time. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, are taking extraordinary actions to support local and global economies and the financial markets in response to the
COVID-19
pandemic, including by pushing interest rates to very low levels. These actions have resulted in significant expansion of public debt, including in the U.S. This and other government intervention into the economy and financial markets to address the
COVID-19
pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The
COVID-19
pandemic could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance. In addition, the outbreak of
COVID-19,
and measures taken to mitigate its effects, could result in disruptions to the services provided to the fund by its service providers.
LIBOR risk.
The fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the fund or the fund’s investments cannot yet be determined.
Credit risk.
An issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded or perceived to be less creditworthy, or the value of assets underlying a security may decline, causing the value of your investment to decline. Changes in actual or perceived creditworthiness may occur quickly. The fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
Yield risk.
The amount of income received by the fund will go up or down depending on variations in short-term interest rates, and when interest rates are very low or negative the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately, if for example, the fund’s manager discontinued any temporary voluntary fee limitation or recouped amounts previously waived and/or reimbursed.
Tax risk.
The income on the fund’s municipal securities could become subject to federal income tax or New York state and New York City personal income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.
Structured securities risk.
The payment and credit qualities of structured securities derive from their underlying assets, and they may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.
Risks associated with concentration in the banking industry.

The fund may invest a significant portion of its assets in obligations that are issued or backed by U.S. and
non-U.S.
banks and thus will be more susceptible to negative events affecting banks and the financial services sector worldwide. Changes in money market and general economic conditions, governmental policies and applicable regulations may adversely affect banks’ ability to obtain funds at reasonable costs and to finance their lending and other operations, including by limiting the loans they may make and the interest rates and fees they charge. Banking losses also result from defaults by borrowers, data breaches, certain bank activities such as mortgage banking and foreign exchange practices, and investments in derivatives.

Western Asset New York Tax Free Money Market Fund	17

Risks relating to investments in municipal securities.
Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In the past, a number of municipal issuers defaulted on obligations, were downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may experience a resurgence, particularly in the event of economic or market turmoil or a recession.
Risks associated with focusing on investments in New York municipal securities.
When a fund focuses its investments on New York municipal securities, the fund may be affected significantly by adverse economic, political or other events affecting New York municipal issuers. Also, the fund may be more volatile than a more geographically diverse fund.
Portfolio management risk.
The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.
Illiquidity risk.
The fund may make investments that are illiquid or that become illiquid after purchase. The liquidity and value of investments can deteriorate rapidly, and they may become difficult or impossible to sell, particularly during times of market turmoil. Illiquid investments may also be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities, including U.S. Treasury securities. During times of market turmoil, there may be few or no buyers or sellers for securities in entire asset classes. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. In addition, if the fund’s weekly liquid assets falls below certain designated thresholds, the fund may impose a fee of up to 2% on redemptions from the fund or temporarily restrict redemptions from the fund for up to 10 business days in any given 90 day period.
Valuation risk.
The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment.
Redemption risk.
The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the fund’s ability to maintain a $1.00 share price. In addition, the fund may impose a fee or suspend redemptions under certain conditions.
Cybersecurity risk.
Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians,
transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. A fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund or the manager. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.
The fund is classified as
“non-diversified,”
which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. However, the fund intends to comply with the diversification requirements applicable to money market funds which limit the fund’s ability to invest in the obligations of a single issuer.

18	Western Asset New York Tax Free Money Market Fund

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class N shares. The table shows the average annual total returns of each class of the fund’s shares that has been in operation for at least one full calendar year. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information available at www.leggmason.com/moneymarketfunds (select fund and share class), or by calling the fund at
1-877-721-1926 or 1-203-703-6002.
The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Best Quarter
(06/30/2019): 0.24
Worst Quarter
(03/31/2017): 0.00
The
year-to-date
return as of the most recent calendar quarter, which ended 09/30/2020, was 0.24

Average annual total returns (%)
(for periods ended December 31, 2019)
	1 year	5 years	10 years	Since inception	Inception date
Class N	0.73	0.31	0.16	—	—
Class A	0.87	0.40	—	0.23	03/30/2011

Western Asset New York Tax Free Money Market Fund	19

Management
Investment manager:
Legg Mason Partners Fund Advisor, LLC (“LMPFA”)
Subadviser:
Western Asset Management Company, LLC
On July 31, 2020, Franklin Resources, Inc. (“Franklin Resources”) acquired Legg Mason, Inc. (“Legg Mason”) in an all-cash
transaction. As a result of the transaction, LMPFA and the subadviser(s) became indirect, wholly-owned subsidiaries of Franklin Resources. Under the Investment Company Act of 1940, as amended (the “1940 Act”), consummation of the transaction automatically terminated the management and subadvisory agreements that were in place for the fund prior to the transaction. The fund’s manager and subadviser(s) continue to provide uninterrupted services with respect to the fund pursuant to new management and subadvisory agreements that were approved by fund shareholders.
Purchase and sale of fund shares
In general, you may purchase, redeem or exchange shares of the fund during fund business hours on any day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business, subject to certain exceptions.
The fund does not impose any minimum initial or subsequent investment requirements with respect to Class N shares and Service Shares but your Service Agent may. However, if you hold Class A shares or Class N shares through the fund, you may be subject to a small account fee if the amount in your account does not meet minimum account requirements. See the “Fees and expenses of the fund” section of the Prospectus for more information.
The fund is only offered to accounts that are beneficially owned solely by natural persons. Natural persons include any person who provides the fund or the fund’s authorized agent or intermediary with a social security number issued to that person, a government-issued identification document such as a driver’s license or passport that bears a photograph of the person, or other similar documentation. The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investments ($)
	Class A	Class N	Service Shares
General	1,000/50	None	None
Sweep Feature	Variable/Variable	N/A	N/A
Systematic Investment Plans	50/50	N/A	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	N/A	N/A
Clients of Eligible Financial Intermediaries	None/None	N/A	N/A
Eligible Investment Programs	None/None	N/A	N/A
Class N and Service Shares are available only through Service Agents. Your Service Agent may impose higher or lower investment minimums, or may impose no minimum investment requirement. “Service Agents” are banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund.
The fund normally calculates its net asset value as of 12:00 noon (Eastern time) and as of the time it closes for business (normally 4:00 p.m. (Eastern time)) on each fund business day. The fund may close early under certain circumstances. For more information, please contact your financial intermediary, or contact the fund by phone
(1-877-721-1926
or
1-203-703-6002).
The fund may impose a fee of up to 2% on redemptions from the fund or temporarily restrict redemptions from the fund for up to 10 business days in any given 90 day period in the event that the fund’s weekly liquid assets fall below certain designated thresholds. Any announcement regarding the imposition of a liquidity fee or redemption gate, or the termination of a liquidity fee or a redemption gate, will be available at the fund’s website,
https://www.leggmason.com/en-us/products/money-markets/western-asset-new-york-tax-free-money-market-fund.html, and will be filed with the Securities and Exchange Commission.
Tax information
The fund’s distributions are generally exempt from regular federal income tax, the federal alternative minimum tax and New York state and New York City personal income taxes. A portion of the fund’s distributions may be subject to such taxes.
Payments to broker/dealers and other financial intermediaries
The fund’s related companies pay Service Agents for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s or salesperson’s website for more information.

20	Western Asset New York Tax Free Money Market Fund

More on the funds’ investment strategies, investments and risks
Important information
Each fund is a money market fund. Under Rule
2a-7
of the Investment Company Act of 1940, as amended, money market funds must follow strict rules about the quality, liquidity, diversification, maturity and other features of securities they purchase. Each fund tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back. Each fund is only offered to accounts that are beneficially owned solely by natural persons.
The investment objectives of Western Asset Select Tax Free Reserves (“Select Tax Free Reserves”) are to provide shareholders with high levels of current income exempt from federal income taxes, preservation of capital and liquidity. Western Asset Tax Free Reserves’ (“Tax Free Reserves”) investment objectives are to provide shareholders with high levels of current income exempt from federal income taxes, preservation of capital and liquidity. Western Asset New York Tax Free Money Market Fund’s (“New York Tax Free Money Market Fund”) investment objectives are to provide shareholders with high levels of current income exempt from federal, New York state and New York City personal income taxes, preservation of capital and liquidity.
Each fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders.
There is no assurance that a fund will meet its investment objective.
Each fund’s 80% investment policy, discussed below, may not be changed without shareholder approval.
Each fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information (“SAI”).
Under normal market conditions, each of Select Tax Free Reserves and Tax Free Reserves invests at least 80% of its assets in short-term, high quality municipal obligations and interests in municipal obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax. Subject to each of Select Tax Free Reserves and Tax Free Reserves’ 80% policy, each fund may purchase other money market instruments the interest on which is subject to regular federal income tax and/or the federal alternative minimum tax.
Under normal market conditions, New York Tax Free Money Market Fund invests at least 80% of its assets in short-term high quality municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax, and New York state and New York City personal income taxes (“New York municipal securities”). Subject to the fund’s 80% policy, the fund may purchase other money market instruments the interest on which is subject to regular federal income tax, the federal alternative minimum tax and/or New York state and New York City personal income taxes.
Credit quality
Each fund invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category (or, with respect to not more than 3% of its total assets, in the second highest category) or, if not rated, are determined by the subadviser to be of equivalent quality. In addition, each security, at the time of purchase by a fund, has been determined by the subadviser to present minimal credit risk. Where required by applicable rules, a fund’s subadviser or Board will decide whether a security should be held or sold in the event of certain credit events occurring after purchase.
Maturity
Each fund invests in securities that, at the time of purchase, are treated under applicable regulations as having remaining maturities of 397 days or less. For example, in determining the remaining maturity of a security for the purposes of these regulations, features such as a floating or variable rate of interest or a demand feature may be taken into account under some circumstances. Each fund maintains a dollar weighted average maturity of not more than 60 days. In addition, each fund maintains a dollar weighted average life of not more than 120 days. Where required by applicable rules, if, after purchase, payment upon maturity does not occur or the maturity on a security is extended, a fund’s subadviser or Board will decide whether the security should be held or sold.
Liquidity
Each fund must follow strict rules with respect to the liquidity of its portfolio securities including, as applicable, daily and weekly liquidity requirements. In addition, a fund may not purchase illiquid securities if, as a result of the acquisition, more than 5% of the fund’s total assets would be invested in illiquid securities. Illiquid securities are those that, as determined by the subadviser, may not be disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by a fund. Securities that are deemed liquid at the time of purchase by a fund may become illiquid following purchase. If a fund’s weekly liquid assets fall below certain designated thresholds, such fund may impose a fee of up to 2% on redemptions from the fund or temporarily restrict redemptions from a fund for up to 10 business days in any given
90-day
period.

Western Asset Money Market Funds	21

Money market instruments
Money market instruments are short-term IOUs issued by banks or other non-governmental
issuers, the U.S. or
non-U.S.
governments, or state or local governments. Money market instruments generally have maturity dates of 13 months or less, and may pay interest at fixed, floating or adjustable rates, or may be issued at a discount. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand securities (where the interest rate is reset periodically and the holder may demand payment from the issuer or another obligor at any time), preferred shares, fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed commercial paper, other asset-backed securities and repurchase agreements. Asset-backed commercial paper refers to a debt security with an original term to maturity of up to 270 days that may be backed by consumer loans or other types of receivables. Payments due on asset-backed commercial paper are supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both.
Municipal securities
Municipal securities include debt obligations issued by any of the 50 U.S. states and the District of Columbia or their political subdivisions, agencies and public authorities, certain other U.S. governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, participation or other interests in these securities and other structured securities. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.
Municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt
commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related fiscal period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects. Some of these securities may have stated final maturities of more than 397 days but have demand features that entitle a fund to receive the principal amount of the securities either at any time or at specified intervals.
Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases, payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.
New York municipal securities include debt obligations issued by New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, participation or other interests in these securities and other structured securities.
Each fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.
U.S. Treasury obligations
U.S. Treasury obligations are direct debt obligations issued by the U.S. government. Treasury bills, with maturities normally from 4 weeks to 52 weeks, are typically issued at a discount as they pay interest only upon maturity. Treasury bills are non-callable.
Treasury notes have a maturity between two and ten years and typically pay interest semi-annually, while Treasury bonds have a maturity of over ten years and pay interest semi-annually. Treasuries also include STRIPS, TIPS and FRNs. STRIPS are Treasury obligations with separately traded principal and interest component parts that are transferable through the federal book-entry system. Because payments on STRIPS are made only at maturity, during periods of changing interest rates, STRIPS may be more volatile than unstripped U.S. Treasury obligations with comparable maturities. TIPS are Treasury Inflation-Protected Securities, the principal of which increases with inflation and decreases with deflation, as measured by the U.S. Consumer Price Index. At maturity, a TIPS holder is entitled to the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. However, because the interest rate is fixed, TIPS may lose value when market interest rates increase, particularly during periods of low inflation. FRNs are floating rate notes that are indexed to the most recent
13-week
Treasury bill auction High Rate, and which pay interest quarterly. U.S. Treasury obligations typically offer lower interest rates than other obligations.
U.S. government obligations
U.S. government obligations include U.S. Treasury obligations and other obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the U.S. Government National Mortgage Association (“Ginnie Mae”), this

22	Western Asset Money Market Funds

guarantee does not apply to losses resulting from declines in the market value of these securities. U.S. government obligations include zero coupon securities that make payments of interest and principal only upon maturity and which therefore tend to be subject to greater volatility than interest bearing securities with comparable maturities.
Some of the U.S. government securities that a fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by Fannie Mae (formally known as the Federal National Mortgage Association) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation). The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government.
Structured instruments
Structured instruments in which a fund invests are specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have a feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. The payment and credit qualities of these instruments derive from the underlying assets embedded in the structure.
Structured securities include variable rate demand instruments and participation interests that are backed by underlying municipal or other securities. Variable rate demand instruments require the issuer or a third party, such as a bank, insurer or broker/dealer, to repurchase the security for its face value upon demand and typically have interest rates that reset on a daily or weekly basis. In a participation interest, a bank or other financial institution sells undivided interests in a municipal or other security it owns. Participation interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the holder can sell the interests back to the issuer after a specified notice period.
Asset-backed securities
Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.
Banking industry concentration
Each fund may invest without limit in obligations of U.S. banks and up to 25% of its assets in U.S. dollar-denominated obligations of
non-U.S.
banks. Obligations of
non-U.S.
branches of U.S. banks and U.S. branches of
non-U.S.
banks may be considered obligations of U.S. banks if they meet certain requirements. Bank obligations include bank notes, certificates of deposit, time deposits, banker’s acceptances, commercial paper and other similar obligations. They also include Eurodollar and Yankee obligations, such as certificates of deposit issued in U.S. dollars by
non-U.S.
banks and
non-U.S.
branches of U.S. banks. Bank obligations also include participation interests in municipal securities issued and/or backed by banks, variable rate demand notes, and other obligations that have credit support or liquidity features provided by banks.
When-issued securities, delayed delivery, to be announced and forward commitment transactions
Securities purchased in when-issued, delayed delivery, to be announced or forward commitment transactions will not be delivered or paid for immediately. A fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss, for example, if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on a fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities a fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has set aside to cover these positions. Recently finalized rules of the Financial Industry Regulatory Authority (“FINRA”) impose mandatory margin requirements for certain types of when-issued, to be announced or forward commitment transactions, with limited exceptions. Such transactions historically have not been required to be collateralized, and mandatory collateralization could increase the cost of such transactions and impose added operational complexity.
Repurchase agreements
In a repurchase agreement, a fund purchases securities from a counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price, which is typically higher than the purchase price paid by the fund. The securities purchased serve as the fund’s collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. Additionally, if the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
Reverse repurchase agreements and other borrowings
Each fund may borrow money as a means of raising money to satisfy redemption requests or for other temporary or emergency purposes by entering into reverse repurchase agreements or other borrowing transactions. In a reverse repurchase agreement, a fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the money

Western Asset Money Market Funds	23

borrowed. Although the funds do not intend to use these transactions for leveraging purposes, reverse repurchase agreements and other borrowing transactions may make the value of an investment in a fund more volatile and increase the fund’s overall investment exposure.
Variable rate demand notes
Variable rate demand notes (VRDNs) and other similar obligations are typically long term instruments issued with a floating rate of interest by municipalities or other issuers. The interest rate usually resets every one to seven days, based on a published interest rate index. Investors typically may resell a VRDN to a third-party financial intermediary serving as a remarketing agent on up to seven days’ notice. A VRDN may be supported by a liquidity facility or a letter of credit. These features permit the VRDN to be treated by a fund as a short-term instrument. Investments in VRDNs involve credit risk with respect to the issuer as well as with respect to the financial institutions providing remarketing, liquidity or credit support. In addition, failures or defaults by one or more of those entities could result in a fund holding a long-term fixed rate illiquid investment.
Cash management and defensive investing
Each fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing, without limit, in any type of high quality taxable money market instruments or holding cash without regard to any percentage limitations.
Each fund may hold cash uninvested for cash management purposes and, without limit, hold cash uninvested for defensive purposes. If a fund holds cash uninvested, it may be subject to risk with respect to the depository institution holding the cash. In addition, a fund will not earn income on those assets and it will be more difficult for the fund to achieve its investment objective. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.
If a fund takes a temporary defensive position, it will be more difficult for the fund to achieve its investment objective. In addition, if any of the funds take a temporary defensive position, they may distribute income subject to federal, state and/or local taxes.
Other investments
Each fund may also use other strategies and invest in other investments that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, a fund might not use all of the strategies and techniques or invest in all of the types of investments described in this Prospectus or in the SAI.
Selection process
In selecting individual securities, the subadviser:

•	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors
•	Measures the potential impact of supply/demand imbalances for fixed versus variable rate securities and for obligations of different issuers
•
Measures the yields available for securities with different maturities and a security’s maturity in light of the outlook for interest rates to identify individual securities that offer return advantages at similar risk levels

•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values
Because the funds are subject to maturity limitations on the investments they may purchase, many of its investments are held until maturity. The subadviser may sell a security before maturity when it is necessary to do so to meet redemption requests or regulatory requirements. The subadviser may also sell a security if the subadviser believes the issuer is no longer as creditworthy, or in order to adjust the average weighted maturity of a fund’s portfolio (for example, to reflect changes in the subadviser’s expectations concerning interest rates), or when the subadviser believes there is superior value in other market sectors or industries.
Investment structure
Each of Select Tax Free Reserves and Tax Free Reserves does not invest directly in securities but instead invests through an underlying mutual fund having the same investment objective and strategies under a master/feeder structure. Unless otherwise indicated, references to the fund, called a feeder fund, in this Prospectus include the underlying master fund. Each fund may stop investing in its corresponding underlying fund at any time, and will do so if a fund’s Board believes it to be in the best interests of the fund’s shareholders. Each fund could then invest in one or more other mutual funds or pooled investment vehicles, or could invest directly in securities. Investors should note that other feeder funds may invest in the same underlying mutual fund. Those other funds may have lower fees and/or expenses, and correspondingly higher performance, than your fund. In addition, large purchases or redemptions by one feeder fund could negatively affect the performance of other feeder funds that invest in the same master fund. New York Tax Free Money Market Fund may also invest in one or more other mutual funds or pooled investment vehicles in the future rather than investing directly in securities.
More on risks of investing in the funds
Following is more information on the principal risks summarized above and additional risks of investing in the funds.

24	Western Asset Money Market Funds

You could lose money by investing in a fund. Although each fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. Each fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in a fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Each fund’s sponsor has no legal obligation to provide financial support to a fund, and you should not expect that the sponsor will provide financial support to any fund at any time.
If one or more money market funds were to incur a sizeable loss or impose fees on redemptions or suspend redemptions, there could be significant redemptions from money market funds in general, potentially driving the market prices of money market instruments down and adversely affecting market liquidity.
Each fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks such as:
Market and interest rate risk.
The market prices of a fund’s securities may go up or down, sometimes rapidly or unpredictably. While each fund seeks to maintain a $1.00 share price, if the market prices of the securities owned by a fund fall, the value of your investment in the fund could decline. Market prices may fall due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities. The market price of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.
The market prices of securities may fluctuate significantly when interest rates change and the fund may face a heightened level of interest rate risk due to certain changes in monetary policy. When interest rates rise, the market price of fixed income securities generally goes down. Generally, the longer the maturity of a fixed income security, the greater the impact of a rise in interest rates on the security’s market price. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and
non-U.S.
interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, a fund’s yield will decline. Also, when interest rates decline, investments made by a fund may pay a lower interest rate, which would reduce the income received by the fund. In recent years, the U.S. has experienced historically low interest rates, increasing the exposure of debt securities to the risks associated with rising interest rates.
Market events risk.
The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a fund’s investments may be negatively affected.
The rapid and global spread of a highly contagious novel coronavirus respiratory disease, designated
COVID-19,
has resulted in extreme volatility in the financial markets and severe losses; reduced liquidity of many instruments; restrictions on international and, in some cases, local travel; significant disruptions to business operations (including business closures); strained healthcare systems; disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. Some sectors of the economy and individual issuers have experienced particularly large losses. In addition, the
COVID-19
pandemic may result in a sustained domestic or even global economic downturn or recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations and increased volatility and/or decreased liquidity in the securities markets. Developing or emerging market countries may be more impacted by the
COVID-19
pandemic as they may have less established health care systems and may be less able to control or mitigate the effects of the pandemic. The impact of the
COVID-19
pandemic may last for an extended period of time. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, are taking extraordinary actions to support local and global economies and the financial markets in response to the
COVID-19
pandemic, including by pushing interest rates to very low levels. These actions have resulted in significant expansion of public debt, including in the U.S. This and other government intervention into the economy and financial markets to address the
COVID-19
pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The
COVID-19
pandemic could adversely affect the value and liquidity of a fund’s investments, impair a fund’s ability to satisfy redemption requests, and negatively impact a fund’s performance. In addition, the outbreak of
COVID-19,
and measures taken to mitigate its effects, could result in disruptions to the services provided to a fund by its service providers.
LIBOR risk.
A fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on a fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on a fund or the fund’s investments cannot yet be determined.

Western Asset Money Market Funds	25

Credit risk.
An issuer or other obligor (such as a party providing insurance or other credit enhancement) may fail to make the required payments on securities held by a fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor for a security held by a fund fails to pay, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded, which could happen rapidly, or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline significantly, particularly in certain market environments. If a single entity provides credit enhancement to more than one of a fund’s investments, the adverse effects resulting from the downgrade or default of that entity’s credit will increase the adverse effects on the fund. If a fund enters into a financial contract (such as a repurchase agreement or reverse repurchase agreement) the fund will be subject to the credit risk presented by the counterparty. In addition, a fund may incur expenses in an effort to protect the fund’s interests or to enforce its rights or may be hindered or delayed in exercising those rights.
Although a fund’s investments may be treated as short-term securities for the purposes of meeting regulatory maturity limitations, the actual maturity of a security may be longer, and the security’s value may decline on the basis of perceived longer term credit risk of the issuer.
Upon the occurrence of certain triggering events or defaults on a security held by a fund, or if the subadviser believes that an obligor of such a security may have difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, a fund may become the holder of securities or assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. Any of these events may cause you to lose money.
Yield risk.
The funds invest in short-term money market instruments. As a result, the amount of income received by a fund will go up or down depending on variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low or negative, a fund’s expenses could absorb all or a significant portion of the fund’s income, and, if a fund’s expenses exceed the fund’s income, the fund may be unable to maintain its $1.00 share price. If interest rates increase, a fund’s yield may not increase proportionately. For example, the funds’ manager may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed.
A money market fund is also required to maintain liquidity levels based on the characteristics and anticipated liquidity needs of its shareholders. A fund with greater liquidity needs may have a lower yield than money market funds with a different shareholder base. Recently adopted requirements for money market funds may have a negative effect on a fund’s yield. There can be no assurance that an investment in a fund will not be adversely affected by additional reforms to money market regulation that may be adopted by the SEC or other regulatory authorities.
Risk of increase in expenses.
Your actual costs of investing in a fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expenses may be higher if a fund’s average net assets decrease, as a result of redemptions or otherwise, are lower than estimated or if a fee limitation is changed or terminated.
Structured securities risk.
The value of a structured security depends on the value of the underlying assets and the terms of the particular security. Investment by a fund in certain structured securities may have the effect of increasing the fund’s exposure to interest rate, market or credit risk, even if they are not primarily intended for these purposes. Structured securities may behave in ways not anticipated by the fund, and they raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in the underlying assets. These issues could be resolved in a manner that could hurt the performance of the fund.
Risks associated with concentration in the banking industry.
Each fund may invest a significant portion of its assets in obligations that are issued or backed by U.S. and
non-U.S.
banks. Such investments are particularly susceptible to adverse events affecting banks and the financial services sector worldwide. Banks depend upon being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to finance their lending and other operations. This makes them sensitive to changes in interest rates, money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. A bank’s borrowers’ inability or failure to repay the bank will adversely affect the bank’s financial situation. In the past, banks have been particularly hard hit by problems in the real estate industry including defaults by borrowers and litigation relating to mortgage banking practices. Other bank activities such as investments in derivatives and foreign exchange practices also have caused losses to banks. Governmental entities have in the past provided support to certain financial institutions, but there is no assurance they will do so in the future. Some of the entities backing fund investments may be
non-U.S.
institutions and, therefore, an investment in a fund may involve
non-U.S.
investments risk. Like other companies in the financial services sector, banks are also susceptible to data breaches.
Asset-backed securities risk.
The value of asset-backed securities may be affected by changes in credit quality or value of the assets that support the securities as well as by changes in the credit risk of the servicing agent for the pool, the originator of the loans or receivables or the financial institution providing credit support, if any. In addition, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets or to otherwise recover from the underlying obligor in the event of default may be limited and the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest. Asset-backed securities are also sensitive to changes in interest rates which may increase prepayments or extend the duration of the securities.
Risks relating to investments in municipal securities.
Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care

26	Western Asset Money Market Funds

costs, increasing unfunded pension liabilities and by the phasing out of U.S. federal programs providing financial support. Where municipal securities are issued to finance particular projects, such as those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities, potentially resulting in defaults, and can also have an adverse effect on the broader municipal securities market.
There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and may have lower liquidity as compared to other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In the past, a number of municipal issuers have defaulted on obligations, were downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may experience a resurgence, particularly in the event of economic or market turmoil or a recession.
The cost associated with combating the outbreak of the novel coronavirus
(COVID-19)
and its negative impact on tax revenues has adversely affected the financial condition of state and local governments. The effects of this outbreak could affect the ability of state and local governments to make payments on debt obligations when due and could adversely impact the value of their bonds, which could negatively impact the performance of the funds.
Risks associated with focusing on investments in municipal securities of one state.
To the extent that a fund focuses its investments in one or more states, it may suffer more from events affecting issuers in those states than a more geographically diverse fund.
Risks associated with focusing on investments in New York municipal securities.
When a fund focuses its investments on New York municipal securities, the fund may be affected significantly by adverse economic, political or other events affecting New York municipal issuers. As the City of New York serves as the heart of the nation’s financial services industry, the overall level of financial market activity and volatility in U.S. equity markets pose a particularly large degree of uncertainty for the State. State and local tax revenues could be adversely affected by factors such as depressed levels of financial market activity, slow economic growth, increased interest rates, disruption of trade flow due to tariffs, changes in the relative strength of the U.S. dollar, fluctuations in energy prices, changes in real estate markets, and lower than projected employment and income levels. Health care costs and the State’s retirement benefit costs and pension liabilities continue to increase. Changes in federal law or regulation, federal budgetary changes or other actions may lead to reductions in federal spending. Further reductions in federal funding or other changes that increase state spending could place additional strain on the State and local governments and may have a negative effect on their ability to meet their obligations. Furthermore, local municipal issuers in New York often are dependent on the state government for a portion of their revenues. These and other factors may affect adversely the ability of the issuers of New York municipal securities to make required payments of interest and principal, as well as the market value and marketability of municipal securities held by a fund. The foregoing and other factors may result in losses to a fund. In addition, if New York Tax Free Money Market Fund has difficulty finding high quality New York municipal securities to purchase, the amount of a fund’s income that is subject to New York taxes could increase. Also, a fund may be more volatile than a more geographically diverse fund. More detailed information about the economy of New York may be found in the SAI.
Foreign investments risk.
A fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk as compared to investments in U.S. securities or issuers with predominantly domestic exposure, such as less liquid, less regulated, less transparent and more volatile markets. The value of a fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, tariffs and trade disputes, reduction of government or central bank support, inadequate accounting standards, lack of information and political, economic, financial or social instability. Foreign investments may also be adversely affected by U.S. government or international economic sanctions, which could eliminate the value of an investment.
The value of a fund’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Dividends or interest on, or proceeds from the sale or disposition of, foreign securities may be subject to
non-U.S.
withholding or other taxes.
It may be difficult for a fund to pursue claims against a foreign issuer or other parties in the courts of a foreign country. Some securities issued by
non-U.S.
governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for a fund to pursue its rights against the government. In the past, some
non-U.S.
governments have defaulted on principal and interest payments.
In certain foreign markets, settlement and clearance of trades may experience delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments. Settlement of trades in these markets can take longer than in other markets and the fund may not receive its proceeds from the sale of certain securities for an extended period (possibly several weeks or even longer) due to, among other factors, low trading volumes and volatile prices. The custody or holding of securities, cash and other assets by local banks, agents and depositories in securities markets outside the United States may entail additional risks. Governments or trade groups may compel local agents to hold securities in

Western Asset Money Market Funds	27

designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets, and thus may be subject to limited or no government oversight. In extreme cases, a fund’s securities may be misappropriated or a fund may be unable to sell its securities. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems.
Repurchase agreements risk.
Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon a fund’s ability to dispose of the underlying securities. To the extent that, in the meantime, the value of the securities that a fund has purchased has decreased, a fund could experience a loss. The use of repurchase agreements may produce income that is not exempt from state personal income tax.
Prepayment or call risk.
Many issuers have a right to prepay their securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, a fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities.
Extension risk.
If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.
Portfolio management risk.
The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the tools and data used by the subadviser. In addition, a fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of a fund.
Illiquidity risk.
Illiquidity risk exists when particular investments are impossible or difficult to sell or impossible or difficult to purchase. Although most of the funds’ investments must be liquid at the time of investment, investments may become illiquid after purchase by a fund, particularly during periods of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities, including U.S. Treasury securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. When a fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if a fund is forced to sell these investments to meet redemption requests or for other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. A fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, a fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector. If a fund’s weekly liquid assets fall below certain designated thresholds, such fund may impose a fee of up to 2% on redemptions from the fund or temporarily restrict redemptions from a fund for up to 10 business days in any given 90 day period.
Valuation risk.
The sales price a fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when a fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. A fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of a fund’s investments involves subjective judgment.
Redemption risk.
A fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that a fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in a fund could hurt performance and/or cause the remaining shareholders in the fund to lose money. A fund’s redemption risk is increased if one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund’s manager. If a fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the fund’s ability to maintain a stable $1.00 share price may be affected. In addition, a fund may impose a fee or suspend redemptions under certain conditions.
Risk relating to investments by other funds.
Other funds, including affiliated funds, may invest in a fund. From time to time, a fund may experience relatively large redemptions or investments from these funds as a result of their rebalancing their portfolios or for other reasons. In the event of such redemptions or investments, a fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Tax risk.
There is no guarantee that the income on a fund’s municipal securities will remain exempt from regular federal income tax, the federal alternative minimum tax or the applicable state and city if any, personal income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt
status of municipal securities.
If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax, the federal alternative minimum tax and/or the applicable state and city, if any, personal income taxes, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to fund shareholders could be recharacterized as taxable.

28	Western Asset Money Market Funds

Some of a fund’s income distributions may be subject to regular federal income tax, the federal alternative minimum tax or the applicable state and city, if any, personal income taxes, and distributions of any capital gains generally will be subject to regular federal income tax and applicable state and city, if any, personal income taxes. In addition, distributions of Tax Free Reserves’ income and capital gains will generally be subject to state and local taxes. Distributions of New York Tax Free Money Market Fund’s income and capital gains will generally be subject to state and local taxes for investors that reside in states other than New York.
Operational risk.
 Your ability to transact with a fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect a fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A fund and its shareholders could be negatively impacted as a result.
Cybersecurity risk.
Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause a fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians,
transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. A fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund or the manager. Cybersecurity incidents may result in financial losses to a fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which a fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
$1.00 Net Asset Value.
If the market value of one or more of a fund’s investments changes substantially and the fund’s net asset value per share is at risk of falling below $1.00, the fund could, if authorized by the Board, maintain a $1.00 per share net asset value by reducing proportionately the number of shares owned by each shareholder. This would have the same economic effect as a fund’s shares being valued at less than $1.00 per share, which means that you will have lost money. By investing in a fund, you agree to this reduction should it become necessary.
Please note that there are other factors that could adversely affect your investment and that could prevent a fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.
Portfolio holdings
A description of the funds’ policies and procedures with respect to the disclosure of portfolio securities is available in the SAI. Each fund intends to make complete portfolio holdings information as of the last business day of each month available at www.leggmason.com/moneymarketfunds (click on the name of the fund) no later than five business days after month-end.
Monthly portfolio holdings information will be available on each fund’s website for at least six months after posting.
For information about a fund, please visit the fund’s website, www.leggmason.com/moneymarketfunds, and click on the name of the fund.

Western Asset Money Market Funds	29

More on fund management
Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is each fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the funds. As of September 30, 2020, LMPFA’s total assets under management were approximately $214.8 billion (including approximately $222.4 million for which LMPFA provides non-discretionary
investment models to certain institutional clients).
Western Asset Management Company, LLC (“Western Asset”) provides the day-to-day
portfolio management of each fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2020, the total assets under management of Western Asset and its supervised affiliates were approximately $475.9 billion.
LMPFA pays the subadviser a portion of the management fee that it receives from each fund. The funds do not pay any additional advisory or other fees for advisory services provided by Western Asset.
LMPFA and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources. Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of September 30, 2020, after giving effect to the transaction described below, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.4 trillion.
On July 31, 2020, Franklin Resources acquired Legg Mason in an all-cash
transaction. As a result of the transaction, LMPFA and the subadviser(s) became indirect, wholly-owned subsidiaries of Franklin Resources. Under the 1940 Act, consummation of the transaction automatically terminated the management and subadvisory agreements that were in place for a fund prior to the transaction. A fund’s manager and subadviser(s) continue to provide uninterrupted services with respect to a fund pursuant to new management and subadvisory agreements that were approved by fund shareholders.
Management fee
Each of Tax Free Reserves and New York Tax Free Money Market Fund pays a management fee at an annual rate that decreases as assets increase, as follows: 0.450% on assets up to and including $1 billion; 0.425% on assets over $1 billion, up to and including $2 billion; 0.400% on assets over $2 billion, up to and including $5 billion; 0.375% on assets over $5 billion, up to and including $10 billion; and 0.350% on assets over $10 billion.
Select Tax Free Reserves pays a management fee at an annual rate that decreases as assets increase, as follows: 0.250% on assets up to and including $1 billion; 0.225% on assets over $1 billion, up to and including $2 billion; 0.200% on assets over $2 billion, up to and including $5 billion; 0.175% on assets over $5 billion, up to and including $10 billion; and 0.150% on assets over $10 billion.
For the fiscal year ended August 31, 2020, each of the following funds paid LMPFA an effective management fee equal to the following percentages of the fund’s average daily net assets for management services:

Fund	Fee rate (%)
Select Tax Free Reserves	0.06%
Tax Free Reserves	0.17%
New York Tax Free Money Market Fund	0.18%
A discussion regarding the basis for the Board’s approval of each fund’s management agreement and subadvisory agreement is available in that fund’s Annual Report for the period ended August 31, 2020.
Expense limitation
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual fund operating expenses will not exceed the following percentages of the class’ average daily net assets, subject to recapture as described below:

Fund	Limit (%)
Select Tax Free Reserves
Select Shares	0.18
Investor Shares	0.23
Administrative Shares	0.40
Tax Free Reserves
Class A	0.60
Class N	0.75
Service Shares	1.00
New York Tax Free Money Market Fund
Class A	0.60

30	Western Asset Money Market Funds

Fund	Limit (%)
Class N	0.75
Service Shares	1.00
These arrangements are expected to continue until December 31, 2021, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. Additional amounts may be voluntarily waived and/or reimbursed from time to time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of a fund, in the class’ total annual fund operating expenses exceeding the applicable limit described above, or any other lower limit then in effect.
Additional information
Each fund enters into contractual arrangements with various parties, including, among others, each fund’s investment manager and the subadviser, who provide services to the funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements.
This Prospectus and the SAI provide information concerning each fund that you should consider in determining whether to purchase shares of a fund. A fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than rights conferred by federal or state securities laws.
Recordkeeping fees
Each fund is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.
Distribution
Legg Mason Investor Services, LLC (“LMIS”), an indirect, wholly-owned broker/dealer subsidiary of Franklin Resources, serves as each fund’s sole and exclusive distributor.
Each fund has adopted a shareholder services and distribution plan pursuant to Rule
12b-1
under the Investment Company Act of 1940, as amended. Under the plan, each fund pays distribution and/or service fees, based on annualized percentages of average daily net assets, of up to 0.10% for Class A shares, 0.25% for Class N shares, 0.50% for Service Shares, 0.10% for Investor Shares and 0.20% for Administrative Shares (as applicable). With respect to Investor Shares, the Board has determined that, such payments shall not exceed 0.05% of average daily net assets attributable to Investor Shares. Additionally, effective September 16, 2020, the Board has determined that such payments for Class A Shares and Class N Shares of Tax Free Reserves shall not exceed 0.07% and 0.15% of average daily net assets attributable to such class and such payments for Class N Shares of New York Tax Free Money Market Fund shall not exceed 0.13% of average daily net assets attributable to such class. This arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. From time to time, LMIS and/or financial intermediaries may agree to a reduction or waiver of these fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Select Shares are not subject to distribution and/or service fees under the plan.
Additional payments
In addition to payments made to intermediaries under a fund’s shareholder services and distribution plan and other payments made by the fund for shareholder services and/or recordkeeping, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the funds. These payments are not reflected as additional expenses in the fee tables contained in this Prospectus. The recipients of these payments may include the funds’ distributor and affiliates of the manager, as well as Service Agents through which investors may purchase shares of a fund, including your Service Agent. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the distributor, the manager and/or their affiliates, and the recipients of these payments.
Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Contact your Service Agent for details about revenue sharing payments it receives or may receive. Additional information about revenue sharing payments is available in the SAI. Revenue sharing payments, as well as payments by the funds under the shareholder services and distribution plan (where applicable), or for recordkeeping and/or shareholder services, also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in a fund on which fees are being charged.

Western Asset Money Market Funds	31

Choosing a share class
The funds are only offered to accounts that are beneficially owned solely by natural persons. Natural persons include any person who provides a fund or a fund’s authorized agent or intermediary with a social security number issued to that person, a government-issued identification document such as a driver’s license or passport that bears a photograph of the person, or other similar documentation. Natural persons also may be able to invest in a fund through certain tax-advantaged
savings accounts, trusts and other retirement and investment accounts, provided all beneficial owners of the accounts are natural persons. Examples may include: (i) certain retirement accounts, such as participant directed defined contribution plans, individual retirement accounts, deferred compensation plans for employees of government or tax-exempt
organizations, and Keogh plans; (ii) college savings plans; (iii) health savings accounts; (iv) custodial accounts; (v) accounts of the estate of a natural person; (vi) medical savings accounts); (vii) ordinary trusts; and (viii) other accounts beneficially owned solely by natural persons.
Accounts that are not beneficially owned solely by natural persons, such as those opened by businesses, including small businesses, defined benefit plans and endowments, are not eligible to invest in, and will be involuntarily redeemed from, a fund.
You may generally buy shares:

•
Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the funds (each called a “Service Agent”)

•	Directly from a fund (certain classes only)
Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information. Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.
Before purchasing, you should carefully consider the expenses paid by each class detailed in the fee table and example at the front of this Prospectus.
Class A shares
Class A shares of each fund are generally available to individual investors. You buy Class A shares at net asset value with no initial sales charge. If Class A shares acquired by exchange from another fund sold by the distributor are subject to a contingent deferred sales charge, the original contingent deferred sales charge up to 1.00% will apply to these shares (except for shares held through LMIS Accounts) if you redeem any of these shares within 18 months of the date you purchased shares of the original fund.
Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.10% of the average daily net assets represented by the Class A shares serviced by them.
If you hold Class A shares through a fund, you may be subject to a small account fee if the amount in your account does not meet minimum account requirements. See the “Fees and expenses of the fund” section of this Prospectus for more information.
See also “Retirement Investors — eligible investors” below.
Class N shares
You may buy Class N shares at net asset value with no initial sales charge. Each fund does not impose any minimum initial or subsequent investment requirements with respect to Class N Shares but your Service Agent may.
Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class N shares serviced by them.
If you hold Class N shares through a fund, you may be subject to a small account fee if the amount in your account does not meet minimum account requirements. See the “Fees and expenses of the fund” section of this Prospectus for more information.
Service Shares
Service Shares of each fund are only available to individual investors through Service Agents. You may buy Service Shares at net asset value with no initial sales charge. Each fund does not impose any minimum initial or subsequent investment requirements with respect to Service Shares but your Service Agent may.
Service Agents receive an annual distribution and/or service fee of up to 0.50% of the average daily net assets represented by the Service Shares serviced by them.

32	Western Asset Money Market Funds

Administrative Shares
Administrative Shares of each fund are only available to individual investors through Service Agents. You may buy Administrative Shares at net asset value with no initial sales charge. Each fund does not impose any minimum initial or subsequent investment requirements with respect to Administrative Shares but your Service Agent may.
Service Agents receive an annual distribution and/or service fee of up to 0.20% of the average daily net assets represented by the Administrative Shares serviced by them.
Investor Shares
Investor Shares of each fund are only available to individual investors through Service Agents. You may buy Investor Shares at net asset value with no initial sales charge. Each fund does not impose any minimum initial or subsequent investment requirements with respect to Investor Shares but your Service Agent may.
Service Agents receive an annual distribution and/or service fee of up to 0.10% of the average daily net assets represented by the Investor Shares serviced by them. The Board has determined that, until December 31, 2020, such payments shall not exceed 0.05% of average daily net assets attributable to Investor Shares. This arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.
Select Shares
Select Shares of each fund are available to individual investors buying directly from the fund. You may buy Select Shares at net asset value with no initial sales charge.
Each class of shares is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.
More information about each fund’s classes of shares is available through the Legg Mason funds’ website.
To visit the website, go to www.leggmason.com/moneymarketfunds and click on the name of the fund.

Western Asset Money Market Funds	33

Contingent deferred sales charges – Class A shares
For Class A shares acquired on exchange from another fund:
The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.
In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of the same share class of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge
Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge.
If you redeem shares of a fund sold by the distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days in any other fund sold by the distributor and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent or the fund for additional information.
The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.
Contingent deferred sales charge waivers
The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	On certain distributions from a Retirement Plan

•	For Retirement Plans with omnibus accounts held on the books of a fund

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

•	Effective May 1, 2020, on redemptions with respect to investors where the distributor did not pay the Service Agent a commission
To have your contingent deferred sales charge waived, you or your Service Agent must let the fund know at the time you redeem shares that you qualify for such a waiver.
If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent or the funds, consult the SAI or visit the Legg Mason funds’ website, www.leggmason.com/moneymarketfunds, and click on the name of the fund.

34	Western Asset Money Market Funds

Retirement Investors — eligible investors
The funds are offered to certain retirement accounts that are beneficially owned solely by natural persons. Such retirement accounts may include, to the extent they are beneficially owned solely by natural persons, the following:
Retirement Plans
“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified
deferred compensation plans, employer sponsored benefit plans (including health savings accounts), other similar employer-sponsored retirement and benefit plans, and individual retirement accounts that are administered on the same IRA recordkeeping platform and that invest in a fund through a single omnibus account pursuant to a special contractual arrangement with the fund or the distributor. As noted above, all beneficial owners of any Retirement Plan accounts must be natural persons in order to invest in the funds offered in this Prospectus. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth IRAs (absent an exception that is explicitly described in this Prospectus), Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts.
Retirement Plans with omnibus accounts held on the books of a fund can generally invest in Class A shares.
Investors who rollover fund shares from a Retirement Plan into an individual retirement account administered on the same retirement plan platform may hold, purchase and exchange shares of a fund to the same extent as the applicable Retirement Plan.
Although Retirement Plans with omnibus accounts held on the books of a fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a Service Agent. The distributor may impose certain additional requirements. Please contact your Service Agent for more information.
Other Retirement Plans
“Other Retirement Plans” include Retirement Plans investing through brokerage accounts and also include certain Retirement Plans with direct relationships to a fund that are neither Institutional Investors nor investing through omnibus accounts. Other Retirement Plans and individual retirement vehicles, such as IRAs, are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.
“Other Retirement Plans” do not include arrangements whereby an investor would rollover fund shares from a Retirement Plan into an individual retirement account administered on the same retirement plan platform. Such arrangements are deemed to be “Retirement Plans” and are subject to the rights and privileges described under “Retirement and Institutional Investors — eligible investors — Retirement Plans.”
Other Retirement Plan investors and individual retirement vehicles can generally invest in Class A shares.
Clients of Eligible Financial Intermediaries
“Clients of Eligible Financial Intermediaries” are investors who invest in a fund through Service Agents that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class A shares through a no-load
network or platform (“Eligible Investment Programs”). Such investors may include pension and profit sharing plans and other employee benefit trusts. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans and direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name and all beneficial owners of such master account are natural persons. The Service Agent may impose separate investment minimums. As noted above, all beneficial owners of such accounts must be natural persons.
Clients of Eligible Financial Intermediaries may generally invest in Class A shares.
Other considerations
Plan sponsors, plan fiduciaries and other Service Agents may choose to impose qualification requirements that differ from a fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been charged. A fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or Service Agent to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or Service Agent for more information about available share classes.
Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

Western Asset Money Market Funds	35

Buying shares

Generally
You may buy shares of a fund on any day that the fund is open for business, as described under “Share price/Fund business days.” Shares are sold at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order.

Each fund is only offered to accounts that are beneficially owned solely by natural persons. In order to make an initial investment in a fund, you may be requested to provide to the fund or to the fund’s authorized agent or intermediary a social security number issued to you, a government-issued identification document such as a driver’s license or passport that bears a photograph of you, or other similar documentation. The fund or your Service Agent may request additional information.

The funds may not be available for sale in certain states. Prospective investors should inquire as to whether a fund is available for sale in their state of residence.

You must provide the following information for your order to be processed:

•
   Name of fund being bought

•
   Class of shares being bought

•
   Dollar amount or number of shares being bought (as applicable)

•
   Account number (if existing account)

Through a Service Agent
You should contact your Service Agent to open an account and make arrangements to buy shares. If you are purchasing by wire you must contact your Service Agent to arrange for the wiring of federal funds.

Your Service Agent may charge an annual account maintenance fee.

Through a fund
Investors should contact the funds at
1-877-721-1926
or
1-203-703-6002
to open an account and make arrangements to buy shares.

If you are purchasing shares by wiring federal funds, you must contact the funds at
1-877-721-1926
or
1-203-703-6002
to arrange for the wiring of federal funds. If you are purchasing by check, enclose a check to pay for the shares.

Regular Mail:

Western Asset Money Market Funds
P.O. Box 9699
Providence, RI 02940-9699

Express, Certified or Registered Mail:

Western Asset Money Market Funds
4400 Computer Drive
Westborough, MA 01581

Subsequent purchases should be sent to the same address.

If you pay by check and your check does not clear in due course, your purchase will be canceled and you will be responsible for any expenses and losses to the fund.

If a fund does not receive your purchase wire by the close of the Federal Reserve wire transfer system on the day you placed your order, your order will be canceled and you could be liable for any losses or fees incurred by the fund or its agents.

Purchase requests placed by telephone during the fund service desk’s hours of operation and received in good order will be accepted for processing at the net asset value next determined. The fund service desk’s normal hours of operations are between 8:00 a.m. and 5:30 p.m. (Eastern time) each fund business day.

36	Western Asset Money Market Funds

Through a systematic investment plan
If you hold Class A shares, you may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

•
   Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

•
   Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

•
   If you do not have sufficient funds in your account on a transfer date, your Service Agent or the funds’ agents may charge you a fee

•
   This feature may not be available for all share classes.

When shares begin to earn dividends
If your order for a purchase to be made in federal funds is received by a fund in good order on a fund business day prior to 12:00 noon (Eastern time) shares purchased will normally be entitled to receive dividends declared on that day and orders received after the applicable time on a fund business day will normally begin to earn dividends on the following business day.

If you pay by check, your shares generally begin to earn dividends on the fund business day following receipt of the check.

If you are purchasing through a Service Agent, you should check with your Service Agent to determine when your purchase order will be effective.

Your account statement will have more information on who to contact if you want to buy, exchange or redeem shares, or you can contact your fund between 8:00 a.m. and 5:30 p.m. (Eastern time) at
1-877-721-1926
or
1-203-703-6002.

Western Asset Money Market Funds	37

Exchanging shares

Generally	You may exchange shares of each fund on any day that both the fund and the fund into which you are exchanging are open for business. Administrative Shares, Investor Shares, Service Shares, Class N and Select Shares may be exchanged only for shares of the same class, if offered, of any other Western Asset money market fund made available to you. Class A may be exchanged only for shares of the same class, if offered, of other funds in the Legg Mason fund complex. An exchange of shares of one fund for shares of another fund is generally a taxable transaction, but you will not have any gain or loss on an exchange so long as the fund whose shares you exchange maintains a net asset value of $1.00 per share.

Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors
You may exchange shares at the final net asset value calculated on a fund business day after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•
   If you are a customer of a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges. Other shareholders should contact the funds at
1-877-721-1926
or
1-203-703-6002

•
   Customers of certain Service Agents are permitted to exchange their shares only for shares of certain other Western Asset liquidity funds

•
   Exchanges may be made only between accounts that have identical registrations

•
   Not all funds offer all classes

•
   Not all money market funds maintain a net asset value of $1.00 per share

•
   Exchanges may be subject to a liquidity fee or a redemption gate imposed by the fund

•
   Some funds are offered only in a limited number of states. Your Service Agent or the funds will provide information about the funds offered in your state

•
   The exchange privilege may be changed or terminated at any time

Always be sure to read the prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements
•
   Your shares may be subject to an initial sales charge at the time of the exchange

•
   You will generally be required to meet the minimum investment requirement for the class of shares of the fund into which your exchange is made (except in the case of systematic exchange plans)

•
   Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased (except for shares held through LMIS Accounts)

•
   Your exchange will also be subject to any other requirements of the fund into which you are exchanging shares

By telephone	You may place exchange orders by telephone if your account permits. Contact your Service Agent or, if you hold shares directly with a fund, call the fund at 1-877-721-1926 or 1-203-703-6002.

By mail	Contact your Service Agent or, if you hold shares directly with a fund, write to the fund at one of the following addresses:

Regular Mail: Western Asset Money Market Funds P.O. Box 9699 Providence, RI 02940-9699 Express, Certified or Registered Mail: Western Asset Money Market Funds 4400 Computer Drive Westborough, MA 01581

38	Western Asset Money Market Funds

Through a systematic exchange plan
If you hold Class A Shares, you may be permitted to schedule automatic exchanges of shares of a fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•
   Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•
   Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

•
   This feature may not be available for all share classes

Your account statement will have more information on who to contact if you want to buy, exchange or redeem shares, or you can contact your fund between 8:00 a.m. and 5:30 p.m. (Eastern time) at
1-877-721-1926
or
1-203-703-6002.

Western Asset Money Market Funds	39

Redeeming shares

Generally
You may redeem shares of a fund on any day that the fund is open for business, as described under “Share price/Fund business days” below. Shares are redeemed at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order. However, each fund may impose a liquidity fee or temporarily restrict redemptions from the fund under certain circumstances, as set forth below under “Redemption Fees and Gates”.

If the shares are held by or through a fiduciary, plan or similar entity, other documents may be required.

Contact your Service Agent or, if you hold shares directly with a fund, call the fund at
1-877-721-1926
or
1-203-703-6002
to redeem shares of the fund.

Involuntary redemption	The funds reserve the right to redeem shares of any investor that is not a natural person.

Redemption proceeds
If your redemption request is received in good order by your Service Agent or the transfer agent prior to 12:00 noon (Eastern time) on a fund business day and you request that same day proceeds be sent to you by wire, your redemption proceeds normally will be sent on that day, but in any event within 7 days. If your request is received after 12:00 noon (Eastern time) on a day the fund is open for business, or if proceeds are to be sent by check, your redemption proceeds normally will be sent the next business day, but in any event within 7 days.

If you make a redemption request before the fund has collected payment for the purchase of shares, the fund may delay your proceeds until payment is collected, for up to 10 days. You generally are entitled to receive dividends on fund shares through the business day prior to the day on which your proceeds are sent to you.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended beyond 7 days, if the New York Stock Exchange (“NYSE”) is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by the rules of or by the order of the Securities and Exchange Commission (“SEC”).

If you hold your shares through a Service Agent, your Service Agent may have its own earlier deadlines for the receipt of a redemption request. Your sale or redemption proceeds will be sent by federal wire to your Service Agent. You should check with your Service Agent to determine when your proceeds will be available to you.

If you hold your shares through a fund and have designated a bank account on your application form, you may have the proceeds sent by federal wire or by electronic transfer (ACH) to that bank account. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH). In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

Under normal circumstances, each fund expects to meet redemption requests by using cash or cash equivalents in its portfolio.

The funds reserve the right to pay redemption proceeds by giving you securities instead of cash (for example, if a fund reasonably believes that a cash redemption may have a substantial impact on the fund and its remaining shareholders). You may pay transaction costs to dispose of the securities, you may owe capital gain tax on the sale of the securities and you may receive less than the price at which they were valued for purposes of the redemption.

During periods of deteriorating or stressed market conditions, or during extraordinary or emergency circumstances, a fund may be more likely to pay redemption proceeds by giving you securities.

By mail
Contact your Service Agent or, if you hold shares directly with a fund, write to the fund as follows:

Regular Mail:

Western Asset Money Market Funds
P.O. Box 9699
Providence, RI 02940-9699

Express, Certified or Registered Mail:

Western Asset Money Market Funds
4400 Computer Drive
Westborough, MA 01581

Your written request must provide the following:

40	Western Asset Money Market Funds

•
   The fund name, the class of shares being redeemed and your account number

•
   The dollar amount or number of shares being redeemed

•
   Signature of each owner exactly as the account is registered

•
   Signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone
If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with a fund, call the fund at
1-877-721-1926
or
1-203-703-6002.

Please have the following information ready when you place your redemption request:

•
   Name of fund being redeemed

•
   Class of shares being redeemed

•
   Account number

If you hold your shares directly with a fund and your telephonic redemption request is placed with the fund service desk during the fund service desk’s hours of operation and received in good order, your request will be accepted for processing at the net asset value next determined. The fund service desk’s normal hours of operations are between 8:00 a.m. and 5:30 p.m. (Eastern time) each fund business day.

Automatic cash withdrawal plans
If you hold Class A shares, you may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of a fund with a value of at least $10,000 ($5,000 for Retirement Plan accounts) and each automatic redemption must be at least $50.

The following conditions apply:

•
   Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually

•
   If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

•
   You must elect to have all dividends and distributions reinvested

•
   You will be subject to any liquidity fees and redemption gates imposed on redemptions

•
   This feature may not be available for all share classes

Redemption Fees and Gates
Each fund may impose a liquidity fee of up to 2% on redemptions from the fund or temporarily restrict redemptions from the fund for up to 10 business days in any given 90 day period (a “redemption gate”) in the event that such fund’s weekly liquid assets fall below the following thresholds:

•
   30% weekly liquid assets
1
—if a fund’s weekly liquid assets fall below 30% of the fund’s total assets, and the Board of Trustees of the fund determines that it is in the best interests of the fund, the fund may, as early as the same day, impose a liquidity fee of not more than 2% of the amount redeemed or a redemption gate that temporarily suspends the right of redemption

•
   10% weekly liquid assets—if a fund’s weekly liquid assets fall below 10% of the fund’s total assets, the fund will impose at the beginning of the next business day, a liquidity fee of 1% of the amount redeemed, unless the Board of Trustees of the fund determines that imposing such a fee would not be in the best interests of the fund or determines that a lower or higher fee (not to exceed 2%) would be in the best interests of the fund.

If a fund imposes a redemption gate, the fund and the fund’s authorized agent or intermediary will not accept redemption orders until the fund has notified shareholders that the redemption gate has been lifted. Any redemption orders submitted while a redemption gate is in effect will be cancelled without further notice. Pending redemption orders may be affected if a fund imposes a redemption gate. If you still wish to redeem shares once the redemption gate has been lifted, you will need to submit a new redemption request to the fund or the fund’s authorized agent or intermediary.

Liquidity fees and redemption gates may be terminated at any time at the judgment of the Board of Trustees. In addition, liquidity fees and redemption gates will terminate at the beginning of the next business day once the fund has invested 30% or more of its total assets in weekly liquid assets. A fund may only suspend redemptions for up to 10 business days in any
90-day
period.

Western Asset Money Market Funds	41

A liquidity fee imposed by a fund will reduce the amount you will receive upon the redemption of your shares, and will generally cause you to recognize a capital loss upon the redemption. Liquidity fees would be retained by the fund. Pending redemption orders may be affected if a fund imposes a liquidity fee.

Any announcement regarding the imposition of a liquidity fee or redemption gate, or the termination of a liquidity fee or a redemption gate, will be available at the fund’s website below, and will be filed with the Securities and Exchange Commission.

1
“Weekly liquid assets” include (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities issued by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, that are issued at a discount to the principal amount to be repaid at maturity without the provision for the payment of interest and have a remaining maturity of 60 days or less; (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days; and (v) amounts receivable and due unconditionally within five business days on pending sales of portfolio securities.

Select Tax Free Reserves	https://www.leggmason.com/en-us/products/money-markets/western-asset-select-tax-free-reserves.html

Tax Free Reserves	https://www.leggmason.com/en-us/products/money-markets/western-asset-tax-free-reserves.html

New York Tax Free Money Market Fund	https://www.leggmason.com/en-us/products/money-markets/western-asset-new-york-tax-free-money-market-fund.html

If a fund’s weekly liquid assets fall below 10% of the fund’s total assets, the fund reserves the right to permanently suspend redemptions and liquidate if the Board of Trustees of the fund determines that it is not in the best interests of the fund to continue operating.

Additional information regarding redemption fees and gates is included in the SAI.

Your account statement will have more information on who to contact if you want to buy, exchange or redeem shares, or you can contact your fund between 8:00 a.m. and 5:30 p.m. (Eastern time) at
1-877-721-1926
or
1-203-703-6002.

42	Western Asset Money Market Funds

Other things to know about transactions
When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund
•	Your account number
•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought
•
In the case of a purchase, evidence that you are a natural person (e.g., a social security number, a government-issued identification document such as a driver’s license or passport that bears a photograph of the person, or other similar documentation)

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)
•	Dollar amount or number of shares being bought, exchanged or redeemed
•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)
In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using a fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”
The transfer agent or the funds will employ reasonable procedures to confirm that any telephone, electronic or other exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, employing identification numbers, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither a fund nor its agents will bear any liability for these transactions, subject to applicable law.
Each fund does not consider the U.S. Postal Service or private delivery services to be its agents. Therefore, deposits in the mail or with such delivery services, or receipt at a fund’s post office box, of purchase requests or redemption orders, do not constitute receipt by a fund or its transfer agent.
Each fund has the right to:

•	Suspend the offering of shares permanently or for a period of time
•	Waive or change minimum initial and additional investment amounts
•	Reject any purchase or exchange order
•	Change, revoke or suspend the exchange privilege
•	Suspend telephone transactions
•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC
•	Impose fees or gates on redemptions as permitted or required by Rule 2a-7 under the 1940 Act
•	Redeem your shares if the fund determines that you are not a natural person
•	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state
For your protection, the funds or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the funds for more information.
Medallion signature guarantees
To be in good order, your redemption request must include a Medallion signature guarantee if you:

•	are redeeming shares and sending the proceeds to an address or bank account not currently on file or to an account in another Legg Mason fund with a different account registration
•	changed your account registration or your address within 30 calendar days
•	want the check paid to someone other than the account owner(s)
•	are transferring the redemption proceeds to an account with a different registration
For other types of transactions involving changes to your account registration information, please contact the fund or your Service Agent.
When a Medallion signature guarantee is called for, the shareholder should have a Medallion signature guarantee stamped under his or her signature. You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, national securities exchanges, registered securities associations and clearing agencies (each an “Eligible Guarantor Institution”), but not from a notary public.
Each fund and its agents reserve the right to reject any Medallion signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject Medallion signature guarantees from Eligible Guarantor Institutions. A fund may change the signature guarantee requirements from time to time without prior notice to shareholders.
Restrictions on the availability of the funds outside the United States
The distribution of this Prospectus and the offering of shares of the funds are restricted in certain jurisdictions. This Prospectus is not an offer or solicitation in any jurisdiction where such offer or solicitation is unlawful, where the person making an offer or solicitation is not authorized to make it or a person receiving an offer or solicitation may not lawfully receive it or may not lawfully invest in the funds. Investors should inform themselves as to the legal requirements within their own country before investing in the funds.

Western Asset Money Market Funds	43

This Prospectus, and the offer of shares hereunder, are not directed at persons outside the United States. In particular, a fund is not intended to be marketed to prospective investors in any member state of the European Union, Iceland, Liechtenstein or Norway (collectively, the “European Economic Area” or “EEA”). No notification or application has been made to the competent authority of any member state of the EEA under the Alternative Investment Fund Managers Directive (or any applicable legislation or regulations made thereunder) to market a fund to investors in the EEA and it is not intended that any such notification or application shall be made.
U.S. citizens with addresses in the United States, and
non-U.S.
citizens who reside in the United States and have U.S. addresses, are permitted to establish accounts with a fund. For these purposes, the “United States” and “U.S.” include U.S. territories.
A fund generally does not permit persons who do not reside in the United States or who do not have U.S. addresses to establish accounts. Therefore, U.S. citizens residing in foreign countries, as well as
non-U.S.
citizens residing in foreign countries, generally will not be permitted to establish accounts with a fund.
For further information, you or your Service Agent may contact the funds at
1-877-721-1926
or
1-203-703-6002.
Anti-money laundering
Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for a fund to verify your identity in accordance with these regulations. If you are opening the account in the name of a legal entity (e.g. partnership, limited liability company, business trust, corporation, etc.), you may also be required to supply the identity of the beneficial owners and a control individual with management authority, prior to the opening of your account. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.
Small account fees/Mandatory redemptions
Small accounts may be subject to a small account fee or to mandatory redemption, as described below. Please contact your Service Agent or the fund for information on the policy applicable to your account.
Small account fees
To offset the relatively higher impact on fund expenses of servicing smaller accounts, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by your Service Agent or by LMIS for LMIS Accounts on the next to last business day of the quarter (with an annual maximum of $15.00 per account) if the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. If your Service Agent or LMIS assesses a small account fee, the small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 21 months. Payment of the small account fee through a redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).
The small account fee will not be charged on, if applicable: (i) Retirement Plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Legg Mason funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; and (iv) for new accounts (except for new accounts opened by way of an exchange), a small account fee will not be charged during the calendar quarter in which you open your account.
If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts of other Legg Mason funds in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges).
The small account fee is calculated on a
fund-by-fund
basis. If you have accounts in multiple funds, they will not be aggregated for the purpose of calculating the small account fee.
Small account balance liquidations
Each fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 or $250 for retirement plans that are not employer-sponsored for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 or $250 for retirement plans that are not employer-sponsored within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this
60-day
period, the fund may close your account and send you the redemption proceeds. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount. Some shareholders who hold accounts in multiple classes of the same fund may have those accounts aggregated for the purposes of these calculations. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

44	Western Asset Money Market Funds

This policy does not apply to: (i) certain broker-controlled accounts established through the National Securities Clearing Corporation’s Networking system; (ii) qualified retirement plans (such as 401(k) plans, 403(b) plans, profit sharing plans and money purchase plans); (iii) accounts with an active systematic investment plan; (iv) accounts with an active systematic withdrawal plan; (v) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents and (vi) accounts identified to us by the applicable Service Agent as being fee-based
accounts.
General
Each fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for other small accounts or change the amount of the fee for small direct accounts.
Subject to applicable law, a fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.
For more information, please contact your Service Agent or the funds or consult the SAI.
Frequent trading of fund shares
Money market funds are often used by investors for short-term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the funds’ Board has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the funds, are not typically targets of abusive trading practices. However, some investors may seek to take advantage of a short-term disparity between a fund’s yield and current market yields, which could have the effect of reducing the fund’s yield. In addition, frequent purchases and redemptions of fund shares could increase a fund’s portfolio transaction costs and may interfere with the efficient management of the fund’s portfolio, which could detract from the fund’s performance.
The Boards of the
non-money
market funds sold by the distributor have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds and that may apply to exchanges from or into the funds described in this Prospectus. If you plan to exchange your money market shares for shares of another fund sold by the distributor, please read the prospectus of that other fund.
Reduction in number of shares
In order to maintain a $1.00 per share net asset value, if the value of a fund’s assets were to decline, the fund could, if authorized by the Board, reduce the number of its outstanding shares through a reverse stock split. If this happens, although each share would continue to be valued at $1.00 per share, each shareholder will own fewer shares of the fund and lose money. A fund could do this if, for example, there were a default on an investment held by the fund, if expenses exceed the fund’s income, or if an investment declined significantly in value. By investing in a fund, you agree to this reduction should it become necessary to maintain a $1.00 per share net asset value.
Record ownership
If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that a fund holds a shareholder meeting, your Service Agent, as record holder, will be entitled to vote your shares and may seek voting instructions from you. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

Western Asset Money Market Funds	45

Dividends, other distributions and taxes
Dividends and other distributions
Each fund calculates its net income and declares dividends each business day when it makes its final net asset value calculation. See “Buying shares” above for information about when recently purchased shares begin to earn dividends and “Redeeming shares” above for information about when shares redeemed cease to earn dividends. Dividends are distributed once a month, on or before the last business day of the month.
You can elect to receive dividends and/or other distributions in cash.
Unless you elect to receive dividends and/or other distributions in cash, your dividends and capital gain distributions will be automatically reinvested in shares of the same class you hold, at the net asset value determined on the reinvestment date.
If you hold shares directly with a fund and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account or, provided that the dividend and/or distribution is $10.00 or more, by check. If you choose to receive dividends and/or distributions via check, amounts less than $10.00 will automatically be reinvested in fund shares as described above.
If you do not want dividends and/or distributions in amounts less than $10.00 to be reinvested in fund shares, you must elect to receive dividends and distributions via a direct deposit to your bank account.
The Board reserves the right to revise the dividend policy or postpone the payment of dividends if warranted in the Board’s judgment due to unusual circumstances.
Taxes
The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged
account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non-income
taxes. Further information regarding taxes, including certain federal income tax considerations relevant to
non-U.S.
persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.
The funds expect that most of their distributions will be exempt-interest dividends, which are exempt from federal income tax but may be subject to state or local income taxes. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) that are reported by a fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares. Other distributions are generally taxable as ordinary income. The funds do not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders may be taxed at reduced rates. Some exempt-interest dividends may be subject to the federal alternative minimum tax.
If you redeem shares of a fund or exchange them for shares of another fund, it is generally a taxable event. However, you will not have any gain or loss on the redemption or exchange so long as the fund whose shares you redeem or exchange maintains a stable net asset value of $1.00 per share and does not impose a liquidity fee on your redemption or exchange.
There is uncertainty with respect to the tax treatment of liquidity fees received by a fund. The tax treatment of liquidity fees may be the subject of future guidance issued by the Internal Revenue Service. If the fund maintains a stable net asset value of $1.00 per share, the imposition of a liquidity fee on your redemption or exchange is generally expected to cause you to recognize a loss. Although there is no definitive guidance, any liquidity fees received by a fund may result in distributions or gains that would be taxable to the fund’s shareholders. If you recognize any gain or loss on shares of a fund, then you may be able to calculate gains and losses on an aggregate basis.
A Medicare contribution tax is imposed at the rate of 3.8% on all or a portion of net investment income of U.S. individuals if their income exceeds specified thresholds and on all or a portion of undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends (other than exempt-interest dividends) and capital gain distributions, if any, paid by a fund.
A dividend declared by a fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.
After the end of each year, your Service Agent or fund will provide you with information about the distributions and dividends you received, including exempt-interest dividends. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.
New York Tax Free Money Market Fund:
The fund expects that, to the extent that dividends received from the fund are derived from interest on New York municipal obligations, the dividends will also be excluded from the gross income of individual shareholders who are New York residents for New York state and New York City personal income tax purposes.

46	Western Asset Money Market Funds

Share price/Fund business days
You may buy or redeem shares at their net asset value (“NAV”) next determined after receipt of your request in good order. You may exchange shares at the final NAV calculated on a fund business day after receipt of your request in good order.
Each fund uses the amortized cost method to value its portfolio securities. Using this method, a fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund. This method of valuation is designed to permit a money market fund to maintain a constant NAV of $1.00 per share, but there is no guarantee that it will do so.
Each fund’s NAV per share is the value of its assets minus its liabilities divided by the number of shares outstanding. NAV is calculated separately for each class of shares. Each fund is open for business and calculates its NAV every day on which both the NYSE and the Federal Reserve Bank of New York (“FRBNY”) are open for business. Therefore, the funds will be closed on the days on which the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. Both the NYSE and FRBNY are also closed on weekends and may be closed because of an emergency or other unanticipated event. In the event the Federal Reserve wire payment system is open and the NYSE is open, a fund may close for purchase or redemption transactions if—due to an emergency or other unanticipated event—the bond markets are closed for business as recommended by the Securities Industry and Financial Markets Association (“SIFMA”). In the event the NYSE does not open for business because of an emergency or other unanticipated event, a fund may, but is not required to, open for purchase or redemption transactions if the Federal Reserve wire payment system is open and the bond markets are open.
Each fund other than Select Tax Free Reserves typically calculates its NAV as of 12:00 noon (Eastern time) and the time it closes for business on each fund business day. Select Tax Free Reserves typically calculates its NAV as of each hour from 9:00 a.m. (Eastern time) until its close of business at 12:00 noon on each fund business day. However, a fund could, without advance notice, determine not to make one or more intraday calculation on a given day for a number of reasons such as unusual conditions in the bond, credit or other markets or unusual fund purchase or redemption activity. If a fund determined not to make an intraday calculation, purchases or redemptions would be effected at the next determined intraday or closing NAV, which may be greater or less than the price at which the purchase or redemption would otherwise have been effected.
On any day when the NYSE, the FRBNY or the bond markets (as recommended by SIFMA) close early due to an unanticipated event, or if trading on the NYSE is restricted, an emergency arises or as otherwise permitted by the SEC, each fund reserves the right to close early and make its final NAV calculation as of the time of its early close.
Each fund other than Select Tax Free Reserves normally closes for business at 4:00 p.m. (Eastern time). Select Tax Free Reserves normally closes for business at 12:00 noon (Eastern time). When SIFMA recommends an early close to the bond markets on a business day before or after a day on which a holiday is celebrated, each fund reserves the right to close at or prior to the SIFMA recommended closing time. For calendar year 2021, SIFMA recommends an early close of the bond markets on April 2, 2021; May 28, 2021; July 2, 2021; November 26, 2021; December 23, 2021 and December 31, 2021. The schedule may be changed by SIFMA due to market conditions.
To determine whether a fund is open for business, please call the fund at
1-877-721-1926
or
1-203-703-6002.
The fund service desk is generally open between 8:00 a.m. and 5:30 p.m. (Eastern time) but may close early under certain circumstances. You should contact your Service Agent to determine whether your Service Agent will be open for business.
It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Western Asset Money Market Funds	47

Financial highlights
The financial highlights tables are intended to help you understand the performance of each fund’s shares, as applicable, for the past five years, unless otherwise noted. For Select Tax Free Reserves, no financial information is presented for Administrative Shares because there were no Administrative Shares outstanding during the periods shown. For Tax Free Reserves and New York Tax Free Money Market Fund, no financial information is presented for Service Shares because there were no Service Shares outstanding during the periods shown. The returns for a class will differ from those of the other classes to the extent their expenses differ. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and other distributions. The information below, for fiscal years ended August 31, 2018 or later, has been audited by the funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with each fund’s financial statements, is incorporated by reference into the funds’ SAI (see back cover) and is included in the funds’ annual report. The information for the years prior to the fiscal year ended August 31, 2018 was audited by another independent registered public accounting firm. Each fund’s annual report is available upon request by calling toll-free
1-877-721-1926
or via the following hyperlink: (https://www.sec.gov/Archives/edgar/data/889512/000119312520279345/d925703dncsr.htm, https://www.sec.gov/Archives/edgar/data/747576/000119312520278015/d919487dncsr.htm, and https://www.sec.gov/Archives/edgar/data/747576/000119312520279348/d16741dncsr.htm).
Western Asset Select Tax Free Reserves

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Select Shares 1 ,2	2020		2019		2018	2017		2016

Net asset value, beginning of year	$1.000		$1.000		$1.000	$1.000		$1.000

Income (loss) from operations:
Net investment income	0.008		0.014		0.010	0.006		0.001
Net realized gain (loss)	(0.000)	3	0.000	3	—	(0.000)	3	(0.000)	3
Total income from operations	0.008		0.014		0.010	0.006		0.001

Less distributions from:
Net investment income	(0.008)		(0.014)		(0.010)	(0.006)		(0.001)
Total distributions	(0.008)		(0.014)		(0.010)	(0.006)		(0.001)

Net asset value, end of year	$1.000		$1.000		$1.000	$1.000		$1.000
Total return 4	0.76%		1.43%		1.05%	0.59%		0.13%

Net assets, end of year (millions)	$244		$273		$266	$318		$1,005

Ratios to average net assets:
Gross expenses 5,6	0.49%		0.50%		0.51%	0.50%		0.45%
Net expenses 5,7,8	0.17		0.17		0.16	0.16		0.09
Net investment income	0.78		1.42		1.04	0.58		0.14

1	Prior to August 26, 2016, Select Shares were known as Institutional Shares.

2	Per share amounts have been calculated using the average shares method.

3	Amount represents less than $0.0005 per share.

4
Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

5	Includes the Fund’s share of Tax Free Reserves Portfolio’s allocated expenses.

6
The gross expenses do not reflect the reduction in the Fund’s management fee, pursuant to the Fund’s investment management agreement, by the amount paid by the Fund for its allocable share of the management fee paid by Tax Free Reserves Portfolio.

7
As a result of an expense limitation arrangement, effective December 27, 2018, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Select Shares did not exceed 0.18%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Additional amounts may be voluntarily waived and/or reimbursed from time to time. Prior to December 27, 2018, the expense limitation was 0.20%.

8	Reflects fee waivers and/or expense reimbursements.

48	Western Asset Money Market Funds

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Investor Shares 1	2020	2019		2018	2017		2016

Net asset value, beginning of year	$1.000	$1.000		$1.000	$1.000		$1.000

Income (loss) from operations:
Net investment income	0.008	0.014		0.010	0.005		0.001
Net realized gain (loss)	(0. 001)	0. 000	2	—	(0. 000)	2	(0. 000)	2
Total income from operations	0.007	0.014		0.010	0.005		0.001

Less distributions from:
Net investment income	(0. 007)	(0. 014)		(0. 010)	(0. 005)		(0. 001)
Total distributions	(0.007)	(0.014)		(0.010)	(0.005)		(0.001)

Net asset value, end of year	$1.000	$1.000		$1.000	$1.000		$1.000
Total return 3	0.73%	1.38%		1.00%	0.54%		0.10%

Net assets, end of year (000s)	$4,794	$7,654		$16,278	$24,651		$129,084

Ratios to average net assets:
Gross expenses 4,5	1.02%	0.86%		0.61%	0.59%		0.55%
Net expenses 4,6 ,7	0.21	0.22		0.21	0.21		0.11
Net investment income	0.80	1.37		1.00	0.54		0.10

1	Per share amounts have been calculated using the average shares method.

2	Amount represents less than $0.0005 per share.

3
Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

4	Includes the Fund’s share of Tax Free Reserves Portfolio’s allocated expenses.

5
The gross expenses do not reflect the reduction in the Fund’s management fee, pursuant to the Fund’s investment management agreement, by the amount paid by the Fund for its allocable share of the management fee paid by Tax Free Reserves Portfolio.

6
As a result of an expense limitation arrangement, effective December 27, 2018, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Investor Shares did not exceed 0.23%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Additional amounts may be voluntarily waived and/or reimbursed from time to time. Prior to December 27, 2018, the expense limitation was 0.35%.

7	Reflects fee waivers and/or expense reimbursements.

Western Asset Money Market Funds	49

Western Asset Tax Free Reserves

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class A Shares 1	2020	2019	2018	2017	2016

Net asset value, beginning of year	$1.000	$1.000	$1.000	$1.000	$1.000

Income (loss) from operations:
Net investment income	0.005	0.010	0.006	0.002	0.000	2
Net realized gain (loss) 2	(0. 000)	0. 000	(0. 000)	(0. 000)	(0. 000)
Total income from operations	0.005	0.010	0.006	0.002	0.000	2

Less distributions from:
Net investment income	(0. 005)	(0. 010)	(0. 006)	(0. 002)	(0.000)	2
Total distributions	(0.005)	(0.010)	(0.006)	(0.002)	(0.000)	2

Net asset value, end of year	$1.000	$1.000	$1.000	$1.000	$1.000
Total return 3	0.50%	1.00%	0.61%	0.15%	0.04%

Net assets, end of year (000s)	$70,199	$52,018	$59,190	$66,357	$112,849

Ratios to average net assets:
Gross expenses 4,5	0.89%	0.96%	1.00%	0.92%	0.87%
Net expenses 4,6,7	0.42	0.60	0.60	0.60	0.21
Net investment income	0.47	1.00	0.58	0.16	0.04

1	Per share amounts have been calculated using the average shares method.

2	Amount represents less than $0.0005 per share.

3
Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

4	Includes the Fund’s share of Tax Free Reserves Portfolio’s allocated expenses.

5
The gross expenses do not reflect the reduction in the Fund’s management fee, pursuant to the Fund’s investment management agreement, by the amount paid by the Fund for its allocable share of the management fee paid by Tax Free Reserves Portfolio.

6
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Additional amounts may be voluntarily waived and/or reimbursed from time to time.

7	Reflects fee waivers and/or expense reimbursements.

50	Western Asset Money Market Funds

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class N Shares 1	2020		2019		2018		2017		2016

Net asset value, beginning of year	$1.000		$1.000		$1.000		$1.000		$1.000

Income (loss) from operations:
Net investment income	0.004		0.008		0.004		0.	001	0.000	2
Net realized gain (loss)	(0.000)	2	0.000	2	0.001	3	(0.000)	2	(0.000)	2
Total income from operations	0.004		0.008		0.005		0.001		0.000	2

Less distributions from:
Net investment income	(0.004)		(0.008)		(0.005)		(0.	001)	(0.000)	2
Total distributions	(0.004)		(0.008)		(0.005)		(0.	001)	(0.000)	2

Net asset value, end of year	$1.000		$1.000		$1.000		$1.000		$1.000
Total return 4	0.40%		0.85%		0.46%		0.05%		0.03%

Net assets, end of year (000s)	$8,579		$6,612		$7,607		$11,560		$66,113

Ratios to average net assets:
Gross expenses 5,6	1.40%		1.60%		1.27%		1.11%		1.01%
Net expenses 5,7,8	0.50		0.75		0.75		0.68		0.19
Net investment income	0.40		0.84		0.43		0.06		0.04

1	Per share amounts have been calculated using the average shares method.

2	Amount represents less than $0.0005 per share.

3	Calculation of the net gain per share does not correlate to the aggregate realized loss presented in the Statement of Operations.

4
Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

5	Includes the Fund’s share of Tax Free Reserves Portfolio’s allocated expenses.

6
The gross expenses do not reflect the reduction in the Fund’s management fee, pursuant to the Fund’s investment management agreement, by the amount paid by the Fund for its allocable share of the management fee paid by Tax Free Reserves Portfolio.

7
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class N shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Additional amounts may be voluntarily waived and/or reimbursed from time to time.

8	Reflects fee waivers and/or expense reimbursements.

Western Asset Money Market Funds	51

Western Asset New York Tax Free Money Market Fund

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class A Shares 1	2020	2019	2018	2017	2016

Net asset value, beginning of year	$1.000	$1.000	$1.000	$1.000	$1.000

Income (loss) from operations:
Net investment income	0.005	0.010	0.006	0.002	0.000	2
Net realized loss	—	—	—	(0.001)	—
Total income from operations	0.005	0.010	0.006	0.001	0.000	2

Less distributions from:
Net investment income	(0.005)	(0.010)	(0.006)	(0.001)	(0.000)	2
Total distributions	(0.005)	(0.010)	(0.006)	(0.001)	(0.000)	2

Net asset value, end of year	$1.000	$1.000	$1.000	$1.000	$1.000
Total return 3	0.51%	0.99%	0.61%	0.15%	0.02%

Net assets, end of year (000s)	$97,280	$92,212	$91,341	$37,973	$149,993

Ratios to average net assets:
Gross expenses	0.71%	0.74%	0.77%	0.82%	0.68%
Net expenses 4,5	0.42	0.60	0.60	0.60	0.22
Net investment income	0.50	0.98	0.63	0.15	0.02

1	Per share amounts have been calculated using the average shares method.

2	Amount represents less than $0.0005 per share.

3
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

4	Reflects fee waivers and/or expense reimbursements.

5
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Additional amounts may be voluntarily waived and/or reimbursed from time to time.

52	Western Asset Money Market Funds

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class N Shares 1	2020	2019	2018	2017		2016

Net asset value, beginning of year	$1.000	$1.000	$1.000	$1.000		$1.000

Income (loss) from operations:
Net investment income	0.004	0.008	0.004	0.001		0.000	2
Net realized loss	—	—	—	(0.001)		—
Total income from operations	0.004	0.008	0.004	0.000	2	0.000	2

Less distributions from:
Net investment income	(0.004)	(0.008)	(0.004)	(0.000)	2	(0.000)	2
Total distributions	(0.004)	(0.008)	(0.004)	(0.000)	2	(0.000)	2

Net asset value, end of year	$1.000	$1.000	$1.000	$1.000		$1.000
Total return 3	0.42%	0.84%	0.45%	0.05%		0.02%

Net assets, end of year (000s)	$14,700	$15,594	$21,148	$27,038		$76,131

Ratios to average net assets:
Gross expenses	1.07%	1.27%	1.14%	1.05%		0.87%
Net expenses 4,5	0.52	0.75	0.75	0.69		0.21
Net investment income	0.42	0.83	0.44	0.06		0.02

1	Per share amounts have been calculated using the average shares method.

2	Amount represents less than $0.0005 per share.

3
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

4	Reflects fee waivers and/or expense reimbursements.

5
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class N shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Additional amounts may be voluntarily waived and/or reimbursed from time to time.

Western Asset Money Market Funds	53

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds
This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end
funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.
The Type of Nonpublic Personal Information the Funds Collect About You
The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Bank account information, legal documents, and identity verification documentation;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).
How the Funds Use Nonpublic Personal Information About You
The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;
•
Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•
Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.
Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.
The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.
Keeping You Informed of the Funds’ Privacy and Security Practices
The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.
The Funds’ Security Practices
The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.
Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.
In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at
1-877-721-1926
or
1-203-703-6002.
Revised April 2018.

THIS PAGE IS NOT PART OF THE PROSPECTUS

Western Asset

Select Tax Free Reserves
Administrative Shares, Investor Shares and Select Shares
Tax Free Reserves
Class A, Class N and Service Shares
New York Tax Free Money Market Fund
Class A, Class N and Services Shares
You may visit www.leggmason.com/moneymarketfundsliterature for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.
Shareholder reports Additional information about a fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The independent registered public accounting firm’s report and financial statements in the fund’s Annual Report are incorporated by reference into (are legally a part of) this Prospectus (https://www.sec.gov/Archives/edgar/data/889512/000119312520279345/d925703dncsr.htm, https://www.sec.gov/Archives/edgar/data/747576/000119312520278015/d919487dncsr.htm, and https://www.sec.gov/Archives/edgar/data/747576/000119312520279348/d16741dncsr.htm).
Each fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.
Statement of additional information
The SAI provides more detailed information about the funds and is incorporated by reference into (is legally a part of) this Prospectus.
You can make inquiries about the funds or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the funds at
1-877-721-1926
or
1-203-703-6002,
or by writing to the funds at 100 First Stamford Place, Attn: Shareholder Services – 5
th
Floor, Stamford, Connecticut 06902.
Reports and other information about the funds are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at
http://www.sec.gov.
Copies of this information may be obtained for a duplicating fee by electronic request at the following
E-mail
address:
publicinfo@sec.gov.
If someone makes a statement about the funds that is not in this Prospectus, you should not rely upon that information. Neither the funds nor the distributor is offering to sell shares of a fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act
file no.
811-04052
and
811-06740)
WASX013048ST 12/20

Prospectus

December 29, 2020

Western Asset U.S. Treasury Reserves
Share class (Symbol):
N (CISXX), Service Shares (LTSXX)
Western Asset Government Reserves
Share class (Symbol):
A (SMGXX), A2 (SMTXX), N (LGMXX), Service Shares (LGSXX)
Beginning in or after February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the fund intends to no longer mail paper copies of the fund’s shareholder reports, unless you specifically request paper copies of the reports from the fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically
(“e-delivery”),
you will not be affected by this change and you need not take any action. If you have not already elected
e-delivery,
you may elect to receive shareholder reports and other communications from the fund electronically by contacting your Service Agent or, if you are a direct shareholder with the fund, by calling
1-877-721-1926.
You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason funds held in your account at that Service Agent. If you are a direct shareholder with the fund, you can call the fund at
1-877-721-1926,
or write to the fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

2	Western Asset Money Market Funds

Western Asset U.S. Treasury Reserves
Investment objective
The fund’s investment objective is to provide shareholders with liquidity and as high a level of current income from U.S. government obligations as is consistent with preservation of capital.
Fees and expenses of the fund
The accompanying table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder fees
(fees paid directly from your investment)
	Class N	Service Shares
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Small account fee 1	$15	None

Annual fund operating expenses (%) 2
(expenses that you pay each year as a percentage of the value of your investment)
	Class N	Service Shares
Management fees 2	0.45	0.45
Distribution and/or service (12b-1) fees	0.10 3	0.50
Other expenses	0.07	3.39
Total annual fund operating expenses 2	0.62	4.34
Fees waived and/or expenses reimbursed 4	(0.02)	(3.34)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.60	1.00

1
If the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by the fund or your Service Agent (with an annual maximum of $15.00 per account). Please contact your Service Agent or the fund for more information.

2
The fund is a feeder fund that invests in securities through an underlying mutual fund, U.S. Treasury Reserves Portfolio. The information in this table and in the Example below reflects the direct fees and expenses of the fund and its allocated share of fees and expenses of U.S. Treasury Reserves Portfolio. Since the fund invests all of its investable assets in U.S. Treasury Reserves Portfolio, the fund’s management agreement provides that the investment management fee of the fund will be reduced by the investment management fee allocated to the fund by U.S. Treasury Reserves Portfolio. The gross expenses in the financial highlights do not reflect the reduction in the fund’s management fee by the amount paid by the fund for its allocable share of the management fee paid to U.S. Treasury Reserves Portfolio.

3
Class N shares may pay a fee of up to 0.25% of average daily net assets pursuant to the Fund’s Rule
12b-1
plan. The Board has determined that, until December 31, 2021, such payments shall not exceed 0.10% of the class’ average daily net assets. This arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

4
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.60% for Class N shares and 1.00% for Service Shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. Additional amounts may be voluntarily waived and/or reimbursed from time to time. The manager is permitted to recapture amounts waived and/or reimbursed to the class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Western Asset U.S. Treasury Reserves	3

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•
Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

•	You reinvest all distributions and dividends without a sales charge
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class N (with or without redemption at end of period)	61	229	411	938
Service Shares (with or without redemption at end of period)	102	1,011	1,932	4,287
The fund is a feeder fund that invests in securities through an underlying mutual fund, U.S. Treasury Reserves Portfolio, which has the same investment objective and strategies as the fund. This structure is sometimes known as a “master/feeder” structure.
Principal investment strategies
The fund is a money market fund that, under normal circumstances, invests at least 80% of its net assets in U.S. Treasury obligations. In addition, the fund may invest in repurchase agreements that are fully collateralized by U.S. Treasury obligations or cash. U.S. Treasury obligations include, without limitation, U.S. Treasury bills, notes and bonds; STRIPS, which are individual interest and principal components of eligible Treasury notes and bonds that are traded as separate securities; and TIPS, which are inflation-protected securities issued by the U.S. Treasury, the principal of which increases with inflation and decreases with deflation, as measured by the Consumer Price Index.
The fund holds all of its assets in U.S. Treasury obligations, repurchase agreements that are fully collateralized by U.S. Treasury obligations, and cash. Therefore, the fund meets the requirement under Rule
2a-7
under the Investment Company Act of 1940, as amended (the “1940 Act”), that a government money market fund invest at least 99.5% of its total assets in U.S. government obligations, cash, and/or repurchase agreements that are fully collateralized by U.S. government obligations or cash.
As a government money market fund, the fund tries to maintain a share price of $1.00. The fund invests in accordance with the credit quality, liquidity, diversification and portfolio maturity requirements of Rule
2a-7
under the 1940 Act. Where required, the fund’s subadviser or Board of Trustees (the “Board”) will decide whether a security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.
The fund may hold cash for cash management and defensive purposes. During unusual market conditions, the fund may hold up to 100% of its assets in cash. Although the fund intends to invest in U.S. government obligations, an investment in the fund is neither insured nor guaranteed by the U.S. government.
Principal risks
You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
If one or more money market funds were to incur a sizeable loss or impose fees on redemptions or suspend redemptions, there could be significant redemptions from money market funds in general, potentially driving the market prices of money market instruments down and adversely affecting market liquidity.
The fund does not currently intend to avail itself of the ability to impose “liquidity fees” and/or “gates” on fund redemptions, as permitted under
Rule 2a-7.
However, the Board reserves the right, with notice to shareholders, to change this policy, thereby permitting the fund to impose such fees and gates in the future.
The fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks such as:
Market and interest rate risk.
The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. While the fund seeks to maintain a $1.00 share price, if the market price of the fund’s securities fall, the value of your investment could decline. Market prices will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased

4	Western Asset U.S. Treasury Reserves

redemptions from the fund. The fund may face a heightened level of interest rate risk due to changes in monetary policy. When interest rates go down, the fund’s yield will decline. Also, when interest rates decline, investments made by the fund may pay a lower interest rate, which would reduce the income received by the fund. In recent years, the U.S. has experienced historically low interest rates, increasing the exposure of debt securities to the risks associated with rising interest rates.
Market events risk.
The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.
The rapid and global spread of a highly contagious novel coronavirus respiratory disease, designated
COVID-19,
has resulted in extreme volatility in the financial markets and severe losses; reduced liquidity of many instruments; restrictions on international and, in some cases, local travel; significant disruptions to business operations (including business closures); strained healthcare systems; disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. Some sectors of the economy and individual issuers have experienced particularly large losses. In addition, the
COVID-19
pandemic may result in a sustained domestic or even global economic downturn or recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations and increased volatility and/or decreased liquidity in the securities markets. Developing or emerging market countries may be more impacted by the
COVID-19
pandemic as they may have less established health care systems and may be less able to control or mitigate the effects of the pandemic. The impact of the
COVID-19
pandemic may last for an extended period of time. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, are taking extraordinary actions to support local and global economies and the financial markets in response to the
COVID-19
pandemic, including by pushing interest rates to very low levels. These actions have resulted in significant expansion of public debt, including in the U.S. This and other government intervention into the economy and financial markets to address the
COVID-19
pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The
COVID-19
pandemic could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance. In addition, the outbreak of
COVID-19,
and measures taken to mitigate its effects, could result in disruptions to the services provided to the fund by its service providers.
LIBOR risk.
The fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the fund or the fund’s investments cannot yet be determined.
Credit risk.
An issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded or perceived to be less creditworthy, or the value of assets underlying a security may decline, causing the value of your investment to decline. Changes in actual or perceived creditworthiness may occur quickly. The fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
Yield risk.
The amount of income received by the fund will go up or down depending on variations in short-term interest rates, and when interest rates are very low or negative the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately, if for example, the fund’s manager discontinued any temporary voluntary fee limitation or recouped amounts previously waived and/or reimbursed.
Repurchase agreements risk.
Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the fund’s ability to dispose of the underlying securities. To the extent that, in the meantime, the value of the securities that the fund has purchased has decreased, the fund could experience a loss. The use of repurchase agreements may produce income that is not exempt from state personal income tax.
Portfolio management risk.
The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.
Illiquidity risk.
The fund may make investments that are illiquid or that become illiquid after purchase. The liquidity and value of investments can deteriorate rapidly, and they may become difficult or impossible to sell, particularly during times of market turmoil. Illiquid investments may also be

Western Asset U.S. Treasury Reserves	5

difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities, including U.S. Treasury securities. During times of market turmoil, there may be few or no buyers or sellers for securities in entire asset classes. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all.
Valuation risk.
The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment.
Redemption risk.
The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the fund’s ability to maintain a $1.00 share price. In addition, the fund may suspend redemptions when permitted by applicable regulations.
Cybersecurity risk.
Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians,
transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. A fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund or the manager. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

6	Western Asset U.S. Treasury Reserves

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class N shares. The table shows the average annual total returns of each class of the fund’s shares that has been in operation for at least one full calendar year. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information available at www.leggmason.com/moneymarketfunds (select fund and share class), or by calling the fund at
1-877-721-1926 or 1-203-703-6002.
The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Best Quarter
(06/30/2019): 0.46
Worst Quarter
(03/31/2015): 0.00
The
year-to-date
return as of the most recent calendar quarter, which ended 09/30/2020, was 0.22

Average annual total returns (%)
(for periods ended December 31, 2019)

	1 year	5 years	10 years	Since inception	Inception date
Class N	1.63	0.65	0.33	—	—
Service Shares	1.22	—	—	0.50	08/21/2015

Western Asset U.S. Treasury Reserves	7

Management
Investment manager:
Legg Mason Partners Fund Advisor, LLC (“LMPFA”)
Subadviser:
Western Asset Management Company, LLC
On July 31, 2020, Franklin Resources, Inc. (“Franklin Resources”) acquired Legg Mason, Inc. (“Legg Mason”) in an all-cash
transaction. As a result of the transaction, LMPFA and the subadviser(s) became indirect, wholly-owned subsidiaries of Franklin Resources. Under the Investment Company Act of 1940, as amended (the “1940 Act”), consummation of the transaction automatically terminated the management and subadvisory agreements that were in place for the fund prior to the transaction. The fund’s manager and subadviser(s) continue to provide uninterrupted services with respect to the fund pursuant to new management and subadvisory agreements that were approved by fund shareholders.
Purchase and sale of fund shares
In general, you may purchase, redeem or exchange shares of the fund during fund business hours on any day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business, subject to certain exceptions.
The fund does not impose any minimum initial or subsequent investment requirements with respect to Class N or Service Shares but your Service Agent may. However, if you hold Class N shares through the fund, you may be subject to a small account fee if the amount in your account does not meet minimum account requirements. See the “Fees and expenses of the fund” section of the Prospectus for more information. “Service Agents” are banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund.
The fund normally calculates its net asset value as of 12:00 noon (Eastern time) and as of the time it closes for business (normally 2:00 p.m. (Eastern time)) on each fund business day. The fund may close early under certain circumstances. For more information, please contact your financial intermediary, or contact the fund by phone
(1-877-721-1926
or
1-203-703-6002).
Tax information
The fund’s distributions are generally taxable as ordinary income or capital gains.
Payments to broker/dealers and other financial intermediaries
The fund’s related companies pay Service Agents for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s or salesperson’s website for more information.

8	Western Asset U.S. Treasury Reserves

Western Asset Government Reserves
Investment objective
The fund seeks maximum current income to the extent consistent with preservation of capital and the maintenance of liquidity.
Fees and expenses of the fund
The accompanying table
describes
the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder fees
(fees paid directly from your investment)
	Class A	Class A2	Class N	Service Shares
Maximum sales charge (load) imposed on purchases	None	None	None	None
Maximum deferred sales charge (load)	None 1	None 1	None	None
Small account fee	$15 2	$15 2	$15 2	None

Annual fund operating expenses (%) 3
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class A2	Class N	Service Shares
Management fees 3	0.44	0.44	0.44	0.44
Distribution and/or service (12b-1) fees	0.10	0.10	0.25	0.50
Other expenses	0.05	0.24	2.73 4	2.73 4
Total annual fund operating expenses 3	0.59	0.78	3.42	3.67
Fees waived and/or expenses reimbursed 5	—	—	(2.67)	(2.67)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.59	0.78	0.75	1.00

1
If acquired by exchange, you will be subject to the contingent deferred sales charge, if any, of the original fund’s shares (except for shares held through accounts where Legg Mason Investor Services, LLC is the broker-dealer of record), which could be up to 1.00%. There is no contingent deferred sales charge after 18 months from the date you purchased such shares of the original fund.

2
If the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by the fund or your Service Agent (with an annual maximum of $15.00 per account). Please contact your Service Agent or the fund for more information.

3
The fund is a feeder fund that invests in securities through an underlying mutual fund, Government Portfolio. The information in this table and in the Example below reflects the direct fees and expenses of the fund and its allocated share of fees and expenses of Government Portfolio. Since the fund invests all of its investable assets in Government Portfolio, the fund’s management agreement provides that the investment management fee of the fund will be reduced by the investment management fee allocated to the fund by Government Portfolio. The gross expenses in the financial highlights do not reflect the reduction in the fund’s management fee by the amount paid by the fund for its allocable share of the management fee paid to Government Portfolio.

4	“Other expenses” for Class N shares and Service Shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
5
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.60% for Class A shares, 0.80% for Class A2 shares, 0.75% for Class N shares, and 1.00% for Service Shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. Additional amounts may be voluntarily waived and/or reimbursed from time to time. The manager is permitted to recapture amounts waived and/or reimbursed to the class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Western Asset Government Reserves	9

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•
Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

•	You reinvest all distributions and dividends without a sales charge
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	60	189	330	739
Class A2 (with or without redemption at end of period)	80	250	434	967
Class N (with or without redemption at end of period)	77	801	1,549	3,524
Service Shares (with or without redemption at end of period)	102	875	1,670	3,749
The fund is a feeder fund that invests in securities through an underlying mutual fund, Government Portfolio, which has the same investment objective and strategies as the fund. This structure is sometimes known as a “master/feeder” structure.
Principal investment strategies
The fund is a money market fund that invests exclusively in short-term U.S. government obligations, including U.S. Treasuries and securities issued or guaranteed by the U.S. government or its agencies, authorities, instrumentalities or sponsored entities and in repurchase agreements collateralized by government obligations. These securities may pay interest at fixed, floating or adjustable rates or may be issued at a discount. U.S. government obligations are not necessarily backed by the full faith and credit of the United States. The fund may also hold cash for cash management and defensive purposes. Although the fund invests in U.S. government obligations, an investment in the fund is neither insured nor guaranteed by the U.S. government.
The fund invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short term rating category or, if not rated, are determined by the subadviser to be of equivalent quality.
As noted above, the fund invests exclusively in short-term U.S. government obligations and in repurchase agreements collateralized by government obligations. Therefore, the fund meets the requirement under Rule
2a-7
under the Investment Company Act of 1940, as amended, that a government money market fund invest at least 99.5% of its total assets in U.S. government obligations, cash, and/or repurchase agreements that are fully collateralized by U.S. government obligations or cash. In addition, the fund meets the requirement under Rule
35d-1
under the Investment Company Act of 1940, as amended, that a fund that includes the term “government” in its name invest, under normal circumstances, at least 80% of its net assets in U.S. government obligations and/or repurchase agreements that are collateralized by U.S. government obligations.
As a government money market fund, the fund tries to maintain a share price of $1.00. Under Rule
2a-7
of the Investment Company Act of 1940, as amended, the fund must follow strict rules as to the credit quality, liquidity, diversification and maturity of its investments. Where required by these rules, the fund’s subadviser or Board of Trustees (the “Board”) will decide whether a security should be held or sold in the event of credit downgrades or certain other events occurring after purchase.
Principal risks
You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
If one or more money market funds were to incur a sizeable loss or impose fees on redemptions or suspend redemptions, there could be significant redemptions from money market funds in general, potentially driving the market prices of money market instruments down and adversely affecting market liquidity.
The fund does not currently intend to avail itself of the ability to impose “liquidity fees” and/or “gates” on fund redemptions, as permitted under
Rule 2a-7.
However, the Board reserves the right, with notice to shareholders, to change this policy, thereby permitting the fund to impose such fees and gates in the future.
The fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks such as:
Market and interest rate risk.
The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. While the fund seeks to maintain a $1.00 share price, if the market price of

10	Western Asset Government Reserves

the fund’s securities fall, the value of your investment could decline. Market prices will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. The fund may face a heightened level of interest rate risk due to changes in monetary policy. When interest rates go down, the fund’s yield will decline. Also, when interest rates decline, investments made by the fund may pay a lower interest rate, which would reduce the income received by the fund. In recent years, the U.S. has experienced historically low interest rates, increasing the exposure of debt securities to the risks associated with rising interest rates.
Market events risk.
The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.
The rapid and global spread of a highly contagious novel coronavirus respiratory disease, designated
COVID-19,
has resulted in extreme volatility in the financial markets and severe losses; reduced liquidity of many instruments; restrictions on international and, in some cases, local travel; significant disruptions to business operations (including business closures); strained healthcare systems; disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. Some sectors of the economy and individual issuers have experienced particularly large losses. In addition, the
COVID-19
pandemic may result in a sustained domestic or even global economic downturn or recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations and increased volatility and/or decreased liquidity in the securities markets. Developing or emerging market countries may be more impacted by the
COVID-19
pandemic as they may have less established health care systems and may be less able to control or mitigate the effects of the pandemic. The impact of the
COVID-19
pandemic may last for an extended period of time. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, are taking extraordinary actions to support local and global economies and the financial markets in response to the
COVID-19
pandemic, including by pushing interest rates to very low levels. These actions have resulted in significant expansion of public debt, including in the U.S. This and other government intervention into the economy and financial markets to address the
COVID-19
pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The
COVID-19
pandemic could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance. In addition, the outbreak of
COVID-19,
and measures taken to mitigate its effects, could result in disruptions to the services provided to the fund by its service providers.
LIBOR risk.
The fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the fund or the fund’s investments cannot yet be determined.
Credit risk
. An issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded or perceived to be less creditworthy, or the value of assets underlying a security may decline, causing the value of your investment to decline. Changes in actual or perceived creditworthiness may occur quickly. The fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
Yield risk
. The amount of income received by the fund will go up or down depending on variations in short-term interest rates, and when interest rates are very low or negative the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately, if for example, the fund’s manager discontinued any temporary voluntary fee limitation or recouped amounts previously waived and/or reimbursed.
Repurchase agreements risk.
Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the fund’s ability to dispose of the underlying securities. To the extent that, in the meantime, the value of the securities that the fund has purchased has decreased, the fund could experience a loss. The use of repurchase agreements may produce income that is not exempt from state personal income tax.
Portfolio management risk.
The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.

Western Asset Government Reserves	11

Illiquidity risk.
The fund may make investments that are illiquid or that become illiquid after purchase. The liquidity and value of investments can deteriorate rapidly, and they may become difficult or impossible to sell, particularly during times of market turmoil. Illiquid investments may also be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities, including U.S. Treasury securities. During times of market turmoil, there may be few or no buyers or sellers for securities in entire asset classes. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all.
Valuation risk.
The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment.
Redemption risk.
The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the fund’s ability to maintain a $1.00 share price. In addition, the fund may suspend redemptions when permitted by applicable regulations.
Cybersecurity risk.
Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians,
transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. A fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund or the manager. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

12	Western Asset Government Reserves

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund’s shares that has been in operation for at least one full calendar year. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information available at www.leggmason.com/moneymarketfunds (select fund and share class), or by calling the fund at
1-877-721-1926 or 1-203-703-6002.
The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Best Quarter
(06/30/2019): 0.46
Worst Quarter
(03/31/2015): 0.00
The
year-to-date
return as of the most recent calendar quarter, which ended 09/30/2020, was 0.21

Average annual total returns (%)
(for periods ended December 31, 2019)

	1 year	5 years	10 years	Since inception	Inception date
Class A	1.64	0.65	0.34	—	—
Class A2	1.43	—	—	0.80	05/02/2016
Service Shares	1.24	—	—	0.69	11/10/2016

Western Asset Government Reserves	13

Management
Investment manager:
Legg Mason Partners Fund Advisor, LLC (“LMPFA”)
Subadviser:
Western Asset Management Company, LLC
On July 31, 2020, Franklin Resources, Inc. (“Franklin Resources”) acquired Legg Mason, Inc. (“Legg Mason”) in an all-cash
transaction. As a result of the transaction, LMPFA and the subadviser(s) became indirect, wholly-owned subsidiaries of Franklin Resources. Under the Investment Company Act of 1940, as amended (the “1940 Act”), consummation of the transaction automatically terminated the management and subadvisory agreements that were in place for the fund prior to the transaction. The fund’s manager and subadviser(s) continue to provide uninterrupted services with respect to the fund pursuant to new management and subadvisory agreements that were approved by fund shareholders.
Purchase and sale of fund shares
In general, you may purchase, redeem or exchange shares of the fund during fund business hours on any day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business, subject to certain exceptions.
The fund does not impose any minimum initial or subsequent investment requirements with respect to Class N or Service Shares but your Service Agent may. However, if you hold Class A, Class A2 or Class N shares through the fund, you may be subject to a small account fee if the amount in your account does not meet minimum account requirements. See the “Fees and expenses of the fund” section of the Prospectus for more information. “Service Agents” are banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund.

Investment minimum initial/additional investments ($)
	Class A	Class A2*	Class N**	Service Shares**
General	1,000/50	1,000/50	None/None	None/None
Participants in eligible sweep accounts	None/None	None/None	N/A	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	N/A
IRAs	250/50	250/50	N/A	N/A
SIMPLE IRAs	None/None	None/None	N/A	N/A
Systematic Investment Plans	50/50	50/50	N/A	N/A
Clients of Eligible Financial Intermediaries	None/None	N/A	N/A	N/A
Eligible Investment Programs	None/None	None/None	N/A	N/A
Retirement Plans with omnibus accounts held on the books of the fund and certain rollover IRAs	None/None	None/None	N/A	N/A
Other Retirement Plans	None/None	None/None	N/A	N/A
Institutional Investors	1,000/50	1,000/50	N/A	N/A

*	Available only to investors investing through a financial intermediary with a direct transfer agent relationship with the fund.
**	Available only to investors investing through a financial intermediary.
Your Service Agent may impose higher or lower investment minimums, or may impose no minimum investment requirement.
The fund normally calculates its net asset value as of 12:00 noon (Eastern time) and as of the time it closes for business (normally 5:00 p.m. (Eastern time)) on each fund business day. The fund may close early under certain circumstances. For more information, please contact your financial intermediary, or contact the fund by phone
(1-877-721-1926
or
1-203-703-6002).
Tax information
The fund’s distributions are generally taxable as ordinary income or capital gains.
Payments to broker/dealers and other financial intermediaries
The fund’s related companies pay Service Agents for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s or salesperson’s website for more information.

14	Western Asset Government Reserves

More on the funds’ investment strategies, investments and risks
Important information
Each fund is a money market fund. Under Rule
2a-7
of the Investment Company Act of 1940, as amended, money market funds must follow strict rules about the quality, liquidity, diversification, maturity and other features of securities they purchase. Each fund tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.
Western Asset U.S. Treasury Reserves’ (“U.S. Treasury Reserves”) investment objective is to provide shareholders with liquidity and as high a level of current income from U.S. government obligations as is consistent with preservation of capital. For purposes of its investment objective, the fund considers income attributable to repurchase agreements that are fully collateralized by U.S. Treasury obligations to be income from U.S. government obligations. Western Asset Government Reserves’ (“Government Reserves”) investment objective is to seek maximum current income to the extent consistent with preservation of capital and the maintenance of liquidity. Each fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders.
There is no assurance that a fund will meet its investment objective.
U.S. Treasury Reserves, under normal circumstances, invests at least 80% of its net assets in U.S. Treasury obligations. In addition, U.S. Treasury Reserves may invest in repurchase agreements that are fully collateralized by U.S. Treasury obligations or cash. Government Reserves invests all of its assets in U.S. government obligations and in repurchase agreements secured by such obligations. Shareholders will be provided with 60 days’ notice before any change in a fund’s policy to invest at least 80% of its net assets plus any borrowings for investment purposes in the particular type of investment suggested by its name.
Each fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information (“SAI”).
Credit quality
U.S. Treasury Reserves holds all of its assets in U.S. Treasury obligations, repurchase agreements that are fully collateralized by U.S. Treasury obligations, and cash.Government Reserves invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category or, if not rated, are determined by the subadviser to be of equivalent quality. In addition, each security, at the time of purchase by the fund, has been determined by the subadviser to present minimal credit risk. Where required by applicable rules, the fund’s subadviser or Board will decide whether a security should be held or sold in the event of certain credit events occurring after purchase.
Maturity
Each fund invests in securities that, at the time of purchase, are treated under applicable regulations as having remaining maturities of 397 days or less. For example, in determining the remaining maturity of a security for the purposes of these regulations, features such as a floating or variable rate of interest or a demand feature may be taken into account under some circumstances. Each fund maintains a dollar weighted average maturity of not more than 60 days. In addition, each fund maintains a dollar weighted average life of not more than 120 days. Where required by applicable rules, if, after purchase, payment upon maturity does not occur or the maturity on a security is extended, a fund’s subadviser or Board will decide whether the security should be held or sold.
Liquidity
Each fund must follow strict rules with respect to the liquidity of its portfolio securities including daily and weekly liquidity requirements. In addition, a fund may not purchase illiquid securities if, as a result of the acquisition, more than 5% of the fund’s total assets would be invested in illiquid securities. Illiquid securities are those that, as determined by the subadviser, may not be disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by a fund. Securities that are deemed liquid at the time of purchase by a fund may become illiquid following purchase.
Money market instruments
Money market instruments are short-term IOUs issued by banks or other non-governmental
issuers, the U.S. or
non-U.S.
governments, or state or local governments. Money market instruments generally have maturity dates of 13 months or less, and may pay interest at fixed, floating or adjustable rates, or may be issued at a discount. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand securities (where the interest rate is reset periodically and the holder may demand payment from the issuer or another obligor at any time), preferred shares, fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed commercial paper, other asset-backed securities and repurchase agreements. Asset-backed commercial paper refers to a debt security with an original term to maturity of up to 270 days that may be backed by consumer loans or other types of receivables. Payments due on asset-backed commercial paper are supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both.

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U.S. Treasury obligations
U.S. Treasury obligations are direct debt obligations issued by the U.S. government. Treasury bills, with maturities normally from 4 weeks to 52 weeks, are typically issued at a discount as they pay interest only upon maturity. Treasury bills are non-callable.
Treasury notes have a maturity between two and ten years and typically pay interest semi-annually, while Treasury bonds have a maturity of over ten years and pay interest semi-annually. Treasuries also include STRIPS, TIPS and FRNs. STRIPS are Treasury obligations with separately traded principal and interest component parts that are transferable through the federal book-entry system. Because payments on STRIPS are made only at maturity, during periods of changing interest rates, STRIPS may be more volatile than unstripped U.S. Treasury obligations with comparable maturities. TIPS are Treasury Inflation-Protected Securities, the principal of which increases with inflation and decreases with deflation, as measured by the U.S. Consumer Price Index. At maturity, a TIPS holder is entitled to the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. However, because the interest rate is fixed, TIPS may lose value when market interest rates increase, particularly during periods of low inflation. FRNs are floating rate notes that are indexed to the most recent
13-week
Treasury bill auction High Rate, and which pay interest quarterly. U.S. Treasury obligations typically offer lower interest rates than other obligations.
U.S. government obligations-Government Reserves only
U.S. government obligations include U.S. Treasury obligations and other obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the U.S. Government National Mortgage Association (“Ginnie Mae”), this guarantee does not apply to losses resulting from declines in the market value of these securities. U.S. government obligations include zero coupon securities that make payments of interest and principal only upon maturity and which therefore tend to be subject to greater volatility than interest bearing securities with comparable maturities.
Some of the U.S. government securities that a fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by Fannie Mae (formally known as the Federal National Mortgage Association) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation). The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government.
When-issued securities, delayed delivery, to be announced and forward commitment transactions
Securities purchased in when-issued, delayed delivery, to be announced or forward commitment transactions will not be delivered or paid for immediately. U.S. Treasury Reserves will not invest in securities on a to be announced basis. A fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss, for example, if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on a fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities a fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has set aside to cover these positions. Recently finalized rules of the Financial Industry Regulatory Authority (“FINRA”) impose mandatory margin requirements for certain types of when-issued, to be announced or forward commitment transactions, with limited exceptions. Such transactions historically have not been required to be collateralized, and mandatory collateralization could increase the cost of such transactions and impose added operational complexity.
Repurchase agreements
In a repurchase agreement, a fund purchases securities from a counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price, which is typically higher than the purchase price paid by the fund. The securities purchased serve as the fund’s collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. Additionally, if the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.
Reverse repurchase agreements and other borrowings-Government Reserves only
Each fund may borrow money as a means of raising money to satisfy redemption requests or for other temporary or emergency purposes by entering into reverse repurchase agreements or other borrowing transactions. In a reverse repurchase agreement, a fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the money borrowed. Although the funds do not intend to use these transactions for leveraging purposes, reverse repurchase agreements and other borrowing transactions may make the value of an investment in a fund more volatile and increase the fund’s overall investment exposure.
Cash management and defensive investing
Each fund may also hold cash uninvested for cash management and defensive purposes. For example, in the event of unusual circumstances when the subadviser deems it appropriate, each fund may, without limit, hold cash uninvested.

16	Western Asset Money Market Funds

If a fund holds cash uninvested, the fund may be subject to risk with respect to the depository institution holding the cash. In addition, a fund will not earn income on those assets. If a fund takes a temporary defensive position, it will be more difficult for the fund to achieve its investment objective. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.
Other investments
Each fund may also use other strategies and invest in other investments that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, a fund might not use all of the strategies and techniques or invest in all of the types of investments described in this Prospectus or in the SAI.
Selection process
In selecting individual securities, the subadviser:

•	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors

•	Measures the potential impact of supply/demand imbalances for fixed versus variable rate securities and for obligations of different issuers

•
Measures the yields available for securities with different maturities and a security’s maturity in light of the outlook for interest rates to identify individual securities that offer return advantages at similar risk levels

Because the funds are subject to maturity limitations on the investments they may purchase, many of their investments are held until maturity. The subadviser may sell a security before maturity when it is necessary to do so to meet redemption requests or regulatory requirements. The subadviser may also sell a security if the subadviser believes the issuer is no longer as creditworthy, or in order to adjust the average weighted maturity of a fund’s portfolio (for example, to reflect changes in the subadviser’s expectations concerning interest rates), or when the subadviser believes there is superior value in other market sectors or industries.
Investment structure
Each fund does not invest directly in securities but instead invests through an underlying mutual fund having the same investment objective and strategies under a master/feeder structure. Unless otherwise indicated, references to the fund, called a feeder fund, in this Prospectus include the underlying master fund. Each fund may stop investing in its corresponding underlying fund at any time, and will do so if a fund’s Board believes it to be in the best interests of the fund’s shareholders. Each fund could then invest in one or more other mutual funds or pooled investment vehicles, or could invest directly in securities. Investors should note that other feeder funds may invest in the same underlying mutual fund. Those other funds may have lower fees and/or expenses, and correspondingly higher performance, than your fund. In addition, large purchases or redemptions by one feeder fund could negatively affect the performance of other feeder funds that invest in the same master fund.
More on risks of investing in the funds
Following is more information on the principal risks summarized above and additional risks of investing in the funds.
You could lose money by investing in a fund. Although each fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in a fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Each fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to any fund at any time.
If one or more money market funds were to incur a sizeable loss or impose fees on redemptions or suspend redemptions, there could be significant redemptions from money market funds in general, potentially driving the market prices of money market instruments down and adversely affecting market liquidity.
Each fund does not currently intend to avail itself of the ability to impose “liquidity fees” and/or “gates” on fund redemptions, as permitted under
Rule 2a-7.
However, the Board reserves the right, with notice to shareholders, to change this policy, thereby permitting a fund to impose such fees and gates in the future.
Each fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks such as:
Market and interest rate risk.
The market prices of a fund’s securities may go up or down, sometimes rapidly or unpredictably. While each fund seeks to maintain a $1.00 share price, if the market prices of the securities owned by a fund fall, the value of your investment in the fund could decline. Market prices may fall due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities. The market price of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.
The market prices of securities may fluctuate significantly when interest rates change and the fund may face a heightened level of interest rate risk due to certain changes in monetary policy. When interest rates rise, the market price of fixed income securities generally goes down. Generally, the longer the maturity of a fixed income security, the greater the impact of a rise in interest rates on the security’s market price. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term

Western Asset Money Market Funds	17

interest rates and U.S. and
non-U.S.
interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, a fund’s yield will decline. Also, when interest rates decline, investments made by a fund may pay a lower interest rate, which would reduce the income received by the fund. In recent years, the U.S. has experienced historically low interest rates, increasing the exposure of debt securities to the risks associated with rising interest rates.
Market events risk.
The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a fund’s investments may be negatively affected.
The rapid and global spread of a highly contagious novel coronavirus respiratory disease, designated
COVID-19,
has resulted in extreme volatility in the financial markets and severe losses; reduced liquidity of many instruments; restrictions on international and, in some cases, local travel; significant disruptions to business operations (including business closures); strained healthcare systems; disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. Some sectors of the economy and individual issuers have experienced particularly large losses. In addition, the
COVID-19
pandemic may result in a sustained domestic or even global economic downturn or recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations and increased volatility and/or decreased liquidity in the securities markets. Developing or emerging market countries may be more impacted by the
COVID-19
pandemic as they may have less established health care systems and may be less able to control or mitigate the effects of the pandemic. The impact of the
COVID-19
pandemic may last for an extended period of time. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, are taking extraordinary actions to support local and global economies and the financial markets in response to the
COVID-19
pandemic, including by pushing interest rates to very low levels. These actions have resulted in significant expansion of public debt, including in the U.S. This and other government intervention into the economy and financial markets to address the
COVID-19
pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The
COVID-19
pandemic could adversely affect the value and liquidity of a fund’s investments, impair a fund’s ability to satisfy redemption requests, and negatively impact a fund’s performance. In addition, the outbreak of
COVID-19,
and measures taken to mitigate its effects, could result in disruptions to the services provided to a fund by its service providers.
LIBOR risk.
A fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on a fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on a fund or the fund’s investments cannot yet be determined.
Credit risk.
An issuer or other obligor (such as a party providing insurance or other credit enhancement) may fail to make the required payments on securities held by a fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor for a security held by a fund fails to pay, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded, which could happen rapidly, or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline significantly, particularly in certain market environments. If a single entity provides credit enhancement to more than one of a fund’s investments, the adverse effects resulting from the downgrade or default of that entity’s credit will increase the adverse effects on the fund. If a fund enters into a financial contract (such as a repurchase agreement or reverse repurchase agreement) the fund will be subject to the credit risk presented by the counterparty. In addition, a fund may incur expenses in an effort to protect the fund’s interests or to enforce its rights or may be hindered or delayed in exercising those rights.
Although a fund’s investments may be treated as short-term securities for the purposes of meeting regulatory maturity limitations, the actual maturity of a security may be longer, and the security’s value may decline on the basis of perceived longer term credit risk of the issuer.
Upon the occurrence of certain triggering events or defaults on a security held by a fund, or if the subadviser believes that an obligor of such a security may have difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, a fund may become the holder of securities or assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. Any of these events may cause you to lose money.
Yield risk.
The funds invest in short-term money market instruments. As a result, the amount of income received by a fund will go up or down depending on variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low or negative, a fund’s expenses could absorb all or a significant portion of the fund’s income, and, if a fund’s expenses exceed the fund’s income, fund may be unable to maintain its $1.00 share

18	Western Asset Money Market Funds

price. If interest rates increase, a fund’s yield may not increase proportionately. For example, the funds’ manager may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed.
A money market fund is also required to maintain liquidity levels based on the characteristics and anticipated liquidity needs of its shareholders. A fund with greater liquidity needs may have a lower yield than money market funds with a different shareholder base. Recently adopted requirements for money market funds may have a negative effect on a fund’s yield. There can be no assurance that an investment in a fund will not be adversely affected by additional reforms to money market regulation that may be adopted by the SEC or other regulatory authorities.
Risk of increase in expenses.
Your actual costs of investing in a fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expenses may be higher if a fund’s average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated.
Prepayment or call risk (Government Reserves).
Many issuers have a right to prepay their securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, a fund will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities.
Extension risk (Government Reserves).
If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.
Portfolio management risk.
The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the tools and data used by the subadviser. In addition, a fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of a fund.
Illiquidity risk.
Illiquidity risk exists when particular investments are impossible or difficult to sell or impossible or difficult to purchase. Although most of the funds’ investments must be liquid at the time of investment, investments may become illiquid after purchase by a fund, particularly during periods of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities, including U.S. Treasury securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. When a fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if a fund is forced to sell these investments to meet redemption requests or for other cash needs, the fund may be forced to sell at a substantial loss or may not be able to sell at all. A fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, a fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.
Valuation risk.
The sales price a fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when a fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. A fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of a fund’s investments involves subjective judgment.
Redemption risk.
A fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that a fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in a fund could hurt performance and/or cause the remaining shareholders in the fund to lose money. A fund’s redemption risk is increased if one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund’s manager. If a fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the fund’s ability to maintain a stable $1.00 share price may be affected. In addition, a fund may suspend redemptions when permitted by applicable regulations.
Risk relating to investments by other funds.
Other funds, including affiliated funds, may invest in a fund. From time to time, a fund may experience relatively large redemptions or investments from these funds as a result of their rebalancing their portfolios or for other reasons. In the event of such redemptions or investments, a fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so.
Repurchase agreements risk.
Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon a fund’s ability to dispose of the underlying securities. To the extent that, in the meantime, the value of the securities that a fund has purchased has decreased, a fund could experience a loss. The use of repurchase agreements may produce income that is not exempt from state personal income tax.

Western Asset Money Market Funds	19

Operational risk.
 Your ability to transact with a fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect a fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A fund and its shareholders could be negatively impacted as a result.
Cybersecurity risk.
Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause a fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians,
transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. A fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund or the manager. Cybersecurity incidents may result in financial losses to a fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which a fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
$1.00 Net Asset Value.
If the market value of one or more of a fund’s investments changes substantially and the fund’s net asset value per share is at risk of falling below $1.00, the fund could, if authorized by the Board, maintain a $1.00 per share net asset value by reducing proportionately the number of shares owned by each shareholder. This would have the same economic effect as a fund’s shares being valued at less than $1.00 per share, which means that you will have lost money. By investing in a fund, you agree to this reduction should it become necessary.
Please note that there are other factors that could adversely affect your investment and that could prevent a fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.
Portfolio holdings
A description of the funds’ policies and procedures with respect to the disclosure of portfolio securities is available in the SAI. Each fund intends to make complete portfolio holdings information as of the last business day of each month available at www.leggmason.com/moneymarketfunds (click on the name of the fund) no later than five business days after month-end.
Monthly portfolio holdings information will be available on each fund’s website for at least six months after posting.
For information about a fund, please visit the fund’s website, www.leggmason.com/moneymarketfunds, and click on the name of the fund.

20	Western Asset Money Market Funds

More on fund management
Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is each fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the funds. As of September 30, 2020, LMPFA’s total assets under management were approximately $214.8 billion (including approximately $222.4 million for which LMPFA provides non-discretionary
investment models to certain institutional clients).
Western Asset Management Company, LLC (“Western Asset”) provides the day-to-day
portfolio management of each fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2020, the total assets under management of Western Asset and its supervised affiliates were approximately $475.9 billion.
LMPFA pays the subadviser a portion of the management fee that it receives from each fund. The funds do not pay any additional advisory or other fees for advisory services provided by Western Asset.
LMPFA and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources. Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of September 30, 2020, after giving effect to the transaction described below, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.4 trillion.
On July 31, 2020, Franklin Resources acquired Legg Mason in an all-cash
transaction. As a result of the transaction, LMPFA and the subadviser(s) became indirect, wholly-owned subsidiaries of Franklin Resources. Under the 1940 Act, consummation of the transaction automatically terminated the management and subadvisory agreements that were in place for a fund prior to the transaction. A fund’s manager and subadviser(s) continue to provide uninterrupted services with respect to a fund pursuant to new management and subadvisory agreements that were approved by fund shareholders.
Management fee
Each fund pays a management fee at an annual rate that decreases as assets increase, as follows: 0.450% on assets up to and including $1 billion; 0.425% on assets over $1 billion, up to and including $2 billion; 0.400% on assets over $2 billion, up to and including $5 billion; 0.375% on assets over $5 billion, up to and including $10 billion; and 0.350% on assets over $10 billion.
For the fiscal year ended August 31, 2020, each of the following funds paid LMPFA an effective management fee equal to the following percentages of the fund’s average daily net assets for management services:

Fund	Fee rate (%)
U.S. Treasury Reserves	0.33%
Government Reserves	0.31%
A discussion regarding the basis for the Board’s approval of each fund’s management agreement and subadvisory agreement is available in that fund’s Annual Report for the period ended August 31, 2020.
Expense limitation
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses will not exceed the following percentages of the class’ average daily net assets, subject to recapture as described below:

Fund	Limit (%)
U.S. Treasury Reserves
Class N	0.60
Service Shares	1.00
Government Reserves
Class A	0.60
Class A2	0.80
Class N	0.75
Service Shares	1.00
These arrangements are expected to continue until December 31, 2021, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. Additional amounts may be voluntarily waived and/or reimbursed from time to time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of a fund, in the class’ total annual operating expenses exceeding the applicable limit described above, or any other lower limit then in effect.

Western Asset Money Market Funds	21

Additional information
Each fund enters into contractual arrangements with various parties, including, among others, each fund’s investment manager and the subadviser, who provide services to the funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements.
This Prospectus and the SAI provide information concerning each fund that you should consider in determining whether to purchase shares of a fund. A fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than rights conferred by federal or state securities laws.
Recordkeeping fees
Each fund is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.
Distribution
Legg Mason Investor Services, LLC (“LMIS”), an indirect, wholly-owned broker/dealer subsidiary of Franklin Resources, serves as each fund’s sole and exclusive distributor.
Each fund has adopted a shareholder services and distribution plan pursuant to Rule
12b-1
under the Investment Company Act of 1940, as amended. Under the plan, each fund pays distribution and/or service fees, based on annualized percentages of average daily net assets, of up to 0.10% for Class A and Class A2 shares, of up to 0.25% for Class N shares and up to 0.50% for Service Shares. The Board has determined that, effective September 16, 2020, such payments for Class N shares of U.S. Treasury Reserves shall not exceed 0.10% of average daily net assets attributable to such class. This arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. From time to time, LMIS and/or financial intermediaries may agree to a reduction or waiver of these fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.
Additional payments
In addition to payments made to intermediaries under a fund’s shareholder services and distribution plan and other payments made by the fund for shareholder services and/or recordkeeping, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the funds. These payments are not reflected as additional expenses in the fee tables contained in this Prospectus. The recipients of these payments may include the funds’ distributor and affiliates of the manager, as well as Service Agents through which investors may purchase shares of a fund, including your Service Agent. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the distributor, the manager and/or their affiliates, and the recipients of these payments.
Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Contact your Service Agent for details about revenue sharing payments it receives or may receive. Additional information about revenue sharing payments is available in the SAI. Revenue sharing payments, as well as payments by the funds under the shareholder services and distribution plan, or for recordkeeping and/or shareholder services, also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in a fund on which fees are being charged.

22	Western Asset Money Market Funds

Choosing a share class
When choosing which class of shares to buy, you should consider the expenses paid by each class detailed in the fee table and example at the front of this Prospectus.
You may buy shares:

•
Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the funds (each called a “Service Agent”)

•	Directly from a fund (for certain share classes only)
Retirement Plan and Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Retirement and Institutional Investors — eligible investors” below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.
Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class.
Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.
Class A shares
Class A shares of each fund are generally available to individual investors, except that individual investors who have purchased their shares through a financial intermediary that has a direct transfer agent relationship with a fund (“Direct TA Accounts”) are not permitted to purchase Class A shares but are permitted to purchase Class A2 shares. You buy Class A shares at net asset value with no initial sales charge. If Class A shares acquired by exchange from another fund sold by the distributor are subject to a contingent deferred sales charge, the original contingent deferred sales charge up to 1.00% will apply to these shares (except for shares held through LMIS Accounts) if you redeem any of these shares within 18 months of the date you purchased shares of the original fund.
Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.10% of the average daily net assets represented by the Class A shares serviced by them.
If you hold Class A shares through a fund, you may be subject to a small account fee if the amount in your account does not meet minimum account requirements. See the “Fees and expenses of the fund” section of this Prospectus for more information.
See also “Retirement Investors — eligible investors” below.
Class A2 shares (Government Reserves Only)
Class A2 shares are available to individual investors who hold their shares through a Service Agent that has entered into an agreement with LMIS specifically authorizing the sale of Class A2 shares (“A2 Accounts”). A2 Accounts will not be permitted to acquire Class A shares of the fund through new purchases or incoming exchanges. You buy Class A2 shares at net asset value with no initial sales charge. If Class A2 shares acquired by exchange from another fund sold by the distributor are subject to a contingent deferred sales charge, the original contingent deferred sales charge up to 1.00% will apply to these shares if you redeem any of these shares within 18 months of the date you purchased shares of the original fund.
Service Agents will receive a distribution and/or service fee payable on Class A2 shares at an annual rate of up to 0.10% of the average daily net assets represented by the Class A2 shares serviced by them.
If you hold Class A2 shares, you may be subject to a small account fee if the amount in your account does not meet minimum account requirements.
See the “Fees and expenses of the fund” section of this Prospectus for more information.
Class N shares
You may buy Class N shares at net asset value with no initial sales charge. Each fund does not impose any minimum initial or subsequent investment requirements with respect to Class N Shares but your Service Agent may.
Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class N shares serviced by them.
If you hold Class N shares through a fund, you may be subject to a small account fee if the amount in your account does not meet minimum account requirements. See the “Fees and expenses of the fund” section of this Prospectus for more information.
Service Shares
Service Shares are only available through Service Agents. You may buy Service Shares at net asset value with no initial sales charge. Each fund does not impose any minimum initial or subsequent investment requirements with respect to Service Shares but your Service Agent may.

Western Asset Money Market Funds	23

Service Agents receive an annual distribution and/or service fee of up to 0.50% of the average daily net assets represented by the Service Shares serviced by them.
More information about each fund’s classes of shares is available through the Legg Mason funds’ website.
To visit the website, go to www.leggmason.com/moneymarketfunds and click on the name of the fund.

24	Western Asset Money Market Funds

Additional information about each share class
Class A shares (Government Reserves Only)
You buy Class A shares at net asset value with no initial sales charge. If Class A shares acquired by exchange from another fund sold by the distributor are subject to a contingent deferred sales charge, the original contingent deferred sales charge up to 1.00% will apply to these shares (except for shares held through LMIS Accounts) if you redeem any of these shares within 18 months of the date you purchased shares of the original fund. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.10% of the average daily net assets represented by the Class A shares serviced by them.
Class A2 shares (Government Reserves Only)
You buy Class A2 shares at net asset value with no initial sales charge. If Class A2 shares acquired by exchange from another fund sold by the distributor are subject to a contingent deferred sales charge, the original contingent deferred sales charge up to 1.00% will apply to these shares if you redeem any of these shares within 18 months of the date you purchased shares of the original fund. Service Agents will receive a distribution and/or service fee payable on Class A2 shares at an annual rate of up to 0.10% of the average daily net assets represented by the Class A2 shares serviced by them.

Western Asset Money Market Funds	25

Contingent deferred sales charges – Class A and Class A2 shares
For Class A and Class A2 shares acquired on exchange from another fund:
The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.
In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of the same share class of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge
Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge.
If you redeem shares of a fund sold by the distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days in any other fund sold by the distributor and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent or the fund for additional information.
The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.
Contingent deferred sales charge waivers
The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	On certain distributions from a Retirement Plan

•	For Retirement Plans with omnibus accounts held on the books of a fund

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

•	Effective May 1, 2020, on redemptions with respect to investors where the distributor did not pay the Service Agent a commission
To have your contingent deferred sales charge waived, you or your Service Agent must let the fund know at the time you redeem shares that you qualify for such a waiver.
If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent or the funds, consult the SAI or visit the Legg Mason funds’ website, www.leggmason.com/moneymarketfunds, and click on the name of the fund.

26	Western Asset Money Market Funds

Retirement and Institutional Investors — eligible investors
Retirement Plans
“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified
deferred compensation plans, employer sponsored benefit plans (including health savings accounts), other similar employer-sponsored retirement and benefit plans, and individual retirement accounts that are administered on the same IRA recordkeeping platform and that invest in a fund through a single omnibus account pursuant to a special contractual arrangement with the fund or the distributor. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth IRAs (absent an exception that is explicitly described in this Prospectus), Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts.
Retirement Plans with omnibus accounts held on the books of a fund can generally invest in Class A shares.
Investors who rollover fund shares from a Retirement Plan into an individual retirement account administered on the same retirement plan platform may hold, purchase and exchange shares of a fund to the same extent as the applicable Retirement Plan.
Although Retirement Plans with omnibus accounts held on the books of a fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a Service Agent. The distributor may impose certain additional requirements. Please contact your Service Agent for more information.
Other Retirement Plans
“Other Retirement Plans” include Retirement Plans investing through brokerage accounts and also include certain Retirement Plans with direct relationships to a fund that are neither Institutional Investors nor investing through omnibus accounts. Other Retirement Plans and individual retirement vehicles, such as IRAs, are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.
“Other Retirement Plans” do not include arrangements whereby an investor would rollover fund shares from a Retirement Plan into an individual retirement account administered on the same retirement plan platform. Such arrangements are deemed to be “Retirement Plans” and are subject to the rights and privileges described under “Retirement and Institutional Investors — eligible investors — Retirement Plans.”
Other Retirement Plan investors and individual retirement vehicles can generally invest in Class A shares.
Clients of Eligible Financial Intermediaries
Clients of Eligible Financial Intermediaries” are investors who invest in a fund through financial intermediaries that(i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class A shares through a no-load
network or platform (“Eligible Investment Programs”). Such investors may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans and direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name. The Service Agent may impose separate investment minimums.
Clients of Eligible Financial Intermediaries may generally invest in Class A shares.
Institutional Investors
“Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The distributor or the financial intermediary may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.
Institutional Investors may invest in Class A shares.
Class A shares — Retirement Plans
Retirement Plans with omnibus accounts held on the books of a fund may purchase Class A shares through programs sponsored by financial intermediaries.
Other considerations
Plan sponsors, plan fiduciaries and other Service Agents may choose to impose qualification requirements that differ from a fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been charged. A fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or Service Agent to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or Service Agent for more information about available share classes.
Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

Western Asset Money Market Funds	27

Buying shares

Generally
You may buy shares of a fund on any day that the fund is open for business, as described under “Share price/Fund business days.” Shares are sold at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order.

The funds may not be available for sale in certain states. Prospective investors should inquire as to whether a fund is available for sale in their state of residence.

You must provide the following information for your order to be processed:

•
   Name of fund being bought

•
   Class of shares being bought

•
   Dollar amount or number of shares being bought

•
   Account number (if existing account)

Through a Service Agent
You should contact your Service Agent to open an account and make arrangements to buy shares. If you are purchasing by wire you must contact your Service Agent to arrange for the wiring of federal funds.

Your Service Agent may charge an annual account maintenance fee.

Through a fund (each class other than Class A2 shares)
Investors should contact the funds at
1-877-721-1926
or
1-203-703-6002
to open an account and make arrangements to buy shares.

If you are purchasing shares by wiring federal funds, you must contact the funds at
1-877-721-1926
or
1-203-703-6002
to arrange for the wiring of federal funds. If you are purchasing by check, enclose a check to pay for the shares.

For initial purchases, complete and send your account application to the fund as follows:

Regular Mail:

Western Asset Money Market Funds
P.O. Box 9699
Providence, RI 02940-9699

Express, Certified or Registered Mail:

Western Asset Money Market Funds
4400 Computer Drive
Westborough, MA 01581

Subsequent purchases should be sent to the same address.

If you pay by check and your check does not clear in due course, your purchase will be canceled and you will be responsible for any expenses and losses to the fund.

If a fund does not receive your purchase wire by the close of the Federal Reserve wire transfer system on the day you placed your order, your order will be canceled and you could be liable for any losses or fees incurred by the fund or its agents.

Purchase requests placed by telephone during the fund service desk’s hours of operation and received in good order will be accepted for processing at the net asset value next determined. The fund service desk’s normal hours of operations are between 8:00 a.m. and 5:30 p.m. (Eastern time) each fund business day.

Through a systematic investment plan
If you hold Class A or A2 shares, you may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

•
   Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

•
   Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

•
   If you do not have sufficient funds in your account on a transfer date, your Service Agent or the funds’ agents may charge you a fee

When shares begin to earn dividends	If your order for a purchase to be made in federal funds is received by a fund in good order on a fund business day prior to 2:00 p.m. (Eastern time) for U.S. Treasury Reserves and prior to 5:00 p.m. (Eastern time) for Government Reserves, fund shares purchased will normally be entitled to receive dividends declared on that day and orders received after the applicable time on

28	Western Asset Money Market Funds

a fund business day will normally begin to earn dividends on the following business day.

If you pay by check, your shares generally begin to earn dividends on the fund business day following receipt of the check.

If you are purchasing through a Service Agent, you should check with your Service Agent to determine when your purchase order will be effective.

Your account statement will have more information on who to contact if you want to buy, exchange or redeem shares, or you can contact your fund between 8:00 a.m. and 5:30 p.m. (Eastern time) at
1-877-721-1926
or
1-203-703-6002.

Western Asset Money Market Funds	29

Exchanging shares

Generally	You may exchange shares of each fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business. Please note that, except for Classes A and A2, shares may be exchanged only for shares of the same class, if offered, of any other Western Asset money market fund made available to you. An exchange of shares of one fund for shares of another fund is generally a taxable transaction, but you will not have any gain or loss on an exchange so long as the fund whose shares you exchange maintains a net asset value of $1.00 per share.

Legg Mason offers a distinctive family of money market funds tailored to help meet the varying needs of large and small investors
You may exchange shares at the final net asset value calculated on a fund business day after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•
   If you are a customer of a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges. Other shareholders should contact the funds at
1-877-721-1926
or
1-203-703-6002

•
   Customers of certain Service Agents are permitted to exchange their shares only for shares of certain other Western Asset liquidity funds

•
   Exchanges may be made only between accounts that have identical registrations

•
   Not all funds offer all classes

•
   Not all money market funds maintain a net asset value of $1.00 per share

•
   Some funds are offered only in a limited number of states. Your Service Agent or the funds will provide information about the funds offered in your state

•
   The exchange privilege may be changed or terminated at any time

Always be sure to read the prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements
•
   Your shares may be subject to an initial sales charge at the time of the exchange

•
   Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased (except for shares held through LMIS Accounts)

•
   You will generally be required to meet the minimum investment requirement for the class of shares of the fund into which your exchange is made (except in the case of systematic exchange plans)

•
   Your exchange will also be subject to any other requirements of the fund into which you are exchanging shares

By telephone	You may place exchange orders by telephone if your account permits. Contact your Service Agent or, if you hold shares directly with a fund, call the fund at 1-877-721-1926 or 1-203-703-6002.

By mail (each class other than Class A2 shares)
Contact your Service Agent or, if you hold shares directly with a fund, write to the fund at one of the following addresses:

Regular Mail:

Western Asset Money Market Funds
P.O. Box 9699
Providence, RI 02940-9699

Express, Certified or Registered Mail:

Western Asset Money Market Funds
4400 Computer Drive
Westborough, MA 01581

Through a systematic exchange plan
If you hold Class A or A2 shares, you may be permitted to schedule automatic exchanges of shares of a fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•
   Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•
   Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

•
   This feature may not be available for all share classes

Your account statement will have more information on who to contact if you want to buy, exchange or redeem shares, or you can contact your fund between 8:00 a.m. and 5:30 p.m. (Eastern time) at
1-877-721-1926
or
1-203-703-6002.

30	Western Asset Money Market Funds

Redeeming shares

Generally
You may redeem shares of a fund on any day that the fund is open for business, as described under “Share price/Fund business days” below. Shares are redeemed at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Contact your Service Agent or, if you hold shares directly with a fund, call the fund at
1-877-721-1926
or
1-203-703-6002
to redeem shares of the fund.

Redemption proceeds
If your redemption request is received in good order by your Service Agent or the transfer agent prior to 12:00 noon (Eastern time) on a fund business day and you request that same day proceeds be sent to you by wire, your redemption proceeds normally will be sent on that day, but in any event within seven days. If your request is received after 12:00 noon (Eastern time) on a day the fund is open for business, or if proceeds are to be sent by check, your redemption proceeds normally will be sent the next business day, but in any event within 7 days. However, if you make a redemption request before the fund has collected payment for the purchase of shares, the fund may delay your proceeds until payment is collected, for up to 10 days.

You generally are entitled to receive dividends on fund shares through the business day prior to the day on which your proceeds are sent to you.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended beyond 7 days, if the New York Stock Exchange (“NYSE”) is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by the rules of or by the order of the Securities and Exchange Commission (“SEC”).

If you hold your shares through a Service Agent, your Service Agent may have its own earlier deadlines for the receipt of a redemption request. Your sale or redemption proceeds will be sent by federal wire to your Service Agent. You should check with your Service Agent to determine when your proceeds will be available to you.

If you hold your shares through a fund and have designated a bank account on your application form, you may have the proceeds sent by federal wire or by electronic transfer (ACH) to that bank account. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH). In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

Under normal circumstances, each fund expects to meet redemption requests by using cash or cash equivalents in its portfolio.

The funds reserve the right to pay redemption proceeds by giving you securities instead of cash (for example, if a fund reasonably believes that a cash redemption may have a substantial impact on the fund and its remaining shareholders). You may pay transaction costs to dispose of the securities, you may owe capital gain tax on the sale of the securities and you may receive less than the price at which they were valued for purposes of the redemption.

During periods of deteriorating or stressed market conditions, or during extraordinary or emergency circumstances, a fund may be more likely to pay redemption proceeds by giving you securities.

By mail (each class other than Class A2 shares)
Contact your Service Agent or, if you hold shares directly with a fund, write to the fund as follows:

Regular Mail:

Western Asset Money Market Funds
P.O. Box 9699
Providence, RI 02940-9699

Express, Certified or Registered Mail:

Western Asset Money Market Funds
4400 Computer Drive
Westborough, MA 01581

Your written request must provide the following: • The fund name, the class of shares being redeemed and your account number

Western Asset Money Market Funds	31

•
   The dollar amount or number of shares being redeemed

•
   Signature of each owner exactly as the account is registered

•
   Signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone
If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with a fund, call the fund at
1-877-721-1926
or
1-203-703-6002.

Please have the following information ready when you place your redemption request:

•
   Name of fund being redeemed

•
   Class of shares being redeemed

•
   Account number

If you hold your shares directly with a fund and your telephonic redemption request is placed with the fund service desk during the fund service desk’s hours of operation and received in good order, your request will be accepted for processing at the net asset value next determined. The fund service desk’s normal hours of operations are between 8:00 a.m. and 5:30 p.m. (Eastern time) each fund business day.

Systematic withdrawal plans
If you hold Class A or A2 shares, you may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of a fund with a value of at least $5,000 and each automatic redemption must be at least $50 per transaction per month and $150 quarterly per fund.

The following conditions apply:

•
   Redemptions may be made monthly, quarterly, semi-annually or annually

•
   If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

•
   You must elect to have all dividends and distributions reinvested

•
   This feature may not be available for all share classes

Your account statement will have more information on who to contact if you want to buy, exchange or redeem shares, or you can contact your fund between 8:00 a.m. and 5:30 p.m. (Eastern time) at
1-877-721-1926
or
1-203-703-6002.

32	Western Asset Money Market Funds

Other things to know about transactions
When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)
In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using a fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”
The transfer agent or the funds will employ reasonable procedures to confirm that any telephone, electronic or other exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, employing identification numbers, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither a fund nor its agents will bear any liability for these transactions, subject to applicable law.
Each fund does not consider the U.S. Postal Service or private delivery services to be its agents. Therefore, deposits in the mail or with such delivery services, or receipt at a fund’s post office box, of purchase requests or redemption orders, do not constitute receipt by a fund or its transfer agent.
Each fund has the right to:

•	Suspend the offering of shares permanently or for a period of time

•	Waive or change minimum initial and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC

•
Redeem shares if information provided in the application should prove to be incorrect in any manner judged by the fund to be material (e.g., in a manner such as to render the shareholder ineligible to purchase shares of that class)

•	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state
For your protection, the funds or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the funds for more information.
Medallion signature guarantees
To be in good order, your redemption request must include a Medallion signature guarantee if you:

•	are redeeming shares and sending the proceeds to an address or bank account not currently on file or to an account in another Legg Mason fund with a different account registration

•	changed your account registration or your address within 30 calendar days

•	want the check paid to someone other than the account owner(s)

•	are transferring the redemption proceeds to an account with a different registration
For other types of transactions involving changes to your account registration information, please contact the fund or your Service Agent.
When a Medallion signature guarantee is called for, the shareholder should have a Medallion signature guarantee stamped under his or her signature. You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, national securities exchanges, registered securities associations and clearing agencies (each an “Eligible Guarantor Institution”), but not from a notary public.
Each fund and its agents reserve the right to reject any Medallion signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject Medallion signature guarantees from Eligible Guarantor Institutions. A fund may change the signature guarantee requirements from time to time without prior notice to shareholders.
Restrictions on the availability of the funds outside the United States
The distribution of this Prospectus and the offering of shares of the funds are restricted in certain jurisdictions. This Prospectus is not an offer or solicitation in any jurisdiction where such offer or solicitation is unlawful, where the person making an offer or solicitation is not authorized to make it or a person receiving an offer or solicitation may not lawfully receive it or may not lawfully invest in the funds. Investors should inform themselves as to the legal requirements within their own country before investing in the funds.

Western Asset Money Market Funds	33

This Prospectus, and the offer of shares hereunder, are not directed at persons outside the United States. In particular, a fund is not intended to be marketed to prospective investors in any member state of the European Union, Iceland, Liechtenstein or Norway (collectively, the “European Economic Area” or “EEA”). No notification or application has been made to the competent authority of any member state of the EEA under the Alternative Investment Fund Managers Directive (or any applicable legislation or regulations made thereunder) to market a fund to investors in the EEA and it is not intended that any such notification or application shall be made.
U.S. citizens with addresses in the United States, and
non-U.S.
citizens who reside in the United States and have U.S. addresses, are permitted to establish accounts with a fund. For these purposes, the “United States” and “U.S.” include U.S. territories.
A fund generally does not permit persons who do not reside in the United States or who do not have U.S. addresses to establish accounts. Therefore, U.S. citizens residing in foreign countries, as well as
non-U.S.
citizens residing in foreign countries, generally will not be permitted to establish accounts with a fund.
For further information, you or your Service Agent may contact the funds at
1-877-721-1926
or
1-203-703-6002.
Anti-money laundering
Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for a fund to verify your identity in accordance with these regulations. If you are opening the account in the name of a legal entity (e.g. partnership, limited liability company, business trust, corporation, etc.), you may also be required to supply the identity of the beneficial owners and a control individual with management authority, prior to the opening of your account. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.
Small account fees/Mandatory redemptions
Small accounts may be subject to a small account fee or to mandatory redemption, as described below. Please contact your Service Agent or the fund for information on the policy applicable to your account.
Small account fees
To offset the relatively higher impact on fund expenses of servicing smaller accounts, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by your Service Agent or by LMIS for LMIS Accounts on the next to last business day of the quarter (with an annual maximum of $15.00 per account) if the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. If your Service Agent or LMIS assesses a small account fee, the small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 21 months. Payment of the small account fee through a redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).
The small account fee will not be charged on, if applicable: (i) Retirement Plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Legg Mason funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; and (iv) for new accounts (except for new accounts opened by way of an exchange), a small account fee will not be charged during the calendar quarter in which you open your account.
If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts of other Legg Mason funds in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges).
The small account fee is calculated on a
fund-by-fund
basis. If you have accounts in multiple funds, they will not be aggregated for the purpose of calculating the small account fee.
Small account balance liquidations
Each fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 or $250 for retirement plans that are not employer-sponsored for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 or $250 for retirement plans that are not employer-sponsored within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this
60-day
period, the fund may close your account and send you the redemption proceeds. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount. Some shareholders who hold accounts in multiple classes of the same fund may have those accounts aggregated for the purposes of these calculations. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

34	Western Asset Money Market Funds

This policy does not apply to: (i) certain broker-controlled accounts established through the National Securities Clearing Corporation’s Networking system; (ii) qualified retirement plans (such as 401(k) plans, 403(b) plans, profit sharing plans and money purchase plans); (iii) accounts with an active systematic investment plan; (iv) accounts with an active systematic withdrawal plan; (v) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents and (vi) accounts identified to us by the applicable Service Agent as being fee-based
accounts.
General
Each fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for other small accounts or change the amount of the fee for small direct accounts.
Subject to applicable law, a fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.
For more information, please contact your Service Agent or the funds or consult the SAI.
Frequent trading of fund shares
Money market funds are often used by investors for short-term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the funds’ Board has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the funds, are not typically targets of abusive trading practices. However, some investors may seek to take advantage of a short-term disparity between a fund’s yield and current market yields, which could have the effect of reducing the fund’s yield. In addition, frequent purchases and redemptions of fund shares could increase a fund’s portfolio transaction costs and may interfere with the efficient management of the fund’s portfolio, which could detract from the fund’s performance.
The Boards of the
non-money
market funds sold by the distributor have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds and that may apply to exchanges from or into the funds described in this Prospectus. If you plan to exchange your money market shares for shares of another fund sold by the distributor, please read the prospectus of that other fund.
Reduction in number of shares
In order to maintain a $1.00 per share net asset value, if the value of a fund’s assets were to decline, the fund could, if authorized by the Board, reduce the number of its outstanding shares through a reverse stock split. If this happens, although each share would continue to be valued at $1.00 per share, each shareholder will own fewer shares of the fund and lose money. A fund could do this if, for example, there were a default on an investment held by the fund, if expenses exceed the fund’s income, or if an investment declined significantly in value. By investing in a fund, you agree to this reduction should it become necessary to maintain a $1.00 per share net asset value.
Record ownership
If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that a fund holds a shareholder meeting, your Service Agent, as record holder, will be entitled to vote your shares and may seek voting instructions from you. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

Western Asset Money Market Funds	35

Dividends, other distributions and taxes
Dividends and other distributions
Each fund calculates its net income and declares dividends each business day when it makes its final net asset value calculation. See “Buying shares” above for information about when recently purchased shares begin to earn dividends and “Redeeming shares” above for information about when shares redeemed cease to earn dividends. Dividends are distributed once a month, on or before the last business day of the month.
You can elect to receive dividends and/or other distributions in cash.
Unless you elect to receive dividends and/or other distributions in cash, your dividends and capital gain distributions will be automatically reinvested in shares of the same class you hold, at the net asset value determined on the reinvestment date.
If you hold shares directly with a fund and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account or, provided that the dividend and/or distribution is $10.00 or more, by check. If you choose to receive dividends and/or distributions via check, amounts less than $10.00 will automatically be reinvested in fund shares as described above.
If you do not want dividends and/or distributions in amounts less than $10.00 to be reinvested in fund shares, you must elect to receive dividends and distributions via a direct deposit to your bank account.
The Board reserves the right to revise the dividend policy or postpone the payment of dividends if warranted in the Board’s judgment due to unusual circumstances.
Taxes
The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged
account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non-income
taxes. Further information regarding taxes, including certain federal income tax considerations relevant to
non-U.S.
persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.
You normally will have to pay federal income tax on any dividends and other distributions you receive from a fund, whether the distributions are paid in cash or additional shares. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) that are reported by a fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares. Other distributions are generally taxable as ordinary income. The funds do not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders may be taxed at reduced rates.
If you redeem shares or exchange them for shares of another fund, it is generally a taxable event. However, you will not have any gain or loss on the redemption or exchange so long as the fund whose shares you redeem or exchange maintains a net asset value of $1.00 per share.
A Medicare contribution tax is imposed at the rate of 3.8% on all or a portion of net investment income of U.S. individuals if their income exceeds specified thresholds and on all or a portion of undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends and capital gain distributions, if any, paid by a fund.
A dividend declared by a fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.
After the end of each year, your Service Agent or fund will provide you with information about the distributions and dividends you received. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a fund.

36	Western Asset Money Market Funds

Share price/Fund business days
You may buy or redeem shares at their net asset value (“NAV”) next determined after receipt of your request in good order. You may exchange shares at the final NAV calculated on a fund business day after receipt of your request in good order.
Each fund uses the amortized cost method to value its portfolio securities. Using this method, a fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund. This method of valuation is designed to permit a money market fund to maintain a constant NAV of $1.00 per share, but there is no guarantee that it will do so.
Each fund’s NAV per share is the value of its assets minus its liabilities divided by the number of shares outstanding. NAV is calculated separately for each class of shares. Each fund is open for business and calculates its NAV every day on which both the NYSE and the Federal Reserve Bank of New York (“FRBNY”) are open for business. Therefore, the funds will be closed on the days on which the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. Both the NYSE and FRBNY are also closed on weekends and may be closed because of an emergency or other unanticipated event. In the event the Federal Reserve wire payment system is open and the NYSE is open, a fund may close for purchase or redemption transactions if—due to an emergency or other unanticipated event—the bond markets are closed for business as recommended by the Securities Industry and Financial Markets Association (“SIFMA”). In the event the NYSE does not open for business because of an emergency or other unanticipated event, a fund may, but is not required to, open for purchase or redemption transactions if the Federal Reserve wire payment system is open and the bond markets are open.
Each fund typically calculates its NAV as of 12:00 noon (Eastern time) and as of the time it closes for business on each fund business day. However, a fund could, without advance notice, determine not to make an intraday calculation on a given day for a number of reasons such as unusual conditions in the bond, credit or other markets or unusual fund purchase or redemption activity. If a fund determined not to make an intraday calculation, purchases or redemptions would be effected at the next determined closing NAV, which may be greater or less than the price at which the purchase or redemption would otherwise have been effected.
On any day when the NYSE, the FRBNY or the bond markets (as recommended by SIFMA) close early due to an unanticipated event, or if trading on the NYSE is restricted, an emergency arises or as otherwise permitted by the SEC, each fund reserves the right to close early and make its final NAV calculation as of the time of its early close.
Each fund normally closes for business at the following times: U.S. Treasury Reserves at 2:00 p.m. (Eastern time) and Government Reserves at 5:00 p.m. (Eastern time). When SIFMA recommends an early close to the bond markets on a business day before or after a day on which a holiday is celebrated, each fund reserves the right to close at or prior to the SIFMA recommended closing time. For calendar year 2021, SIFMA recommends an early close of the bond markets on April 2, 2021; May 28, 2021; July 2, 2021; November 26, 2021; December 23, 2021 and December 31, 2021. The schedule may be changed by SIFMA due to market conditions.
To determine whether a fund is open for business, please call the fund at
1-877-721-1926
or
1-203-703-6002.
The fund service desk is generally open between 8:00 a.m. and 5:30 p.m. (Eastern time) but may close early under certain circumstances. You should contact your Service Agent to determine whether your Service Agent will be open for business.
It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Western Asset Money Market Funds	37

Financial highlights
The financial highlights tables are intended to help you understand the performance of each fund’s shares, as applicable, for the past five years, unless otherwise noted. For Government Reserves, no financial information is presented for Class N shares or Service Shares because there were no Class N shares outstanding during the periods shown and there were no Service Shares outstanding as of the date of this Prospectus. The returns for Class N shares or Service Shares will differ from those of the other classes to the extent their expenses differ. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and other distributions. The information below, for fiscal years ended August 31, 2018 or later, has been audited by the funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with each fund’s financial statements, is incorporated by reference into the funds’ SAI (see back cover) and is included in the funds’ annual report. The information for the years prior to the fiscal year ended August 31, 2018 was audited by another independent registered public accounting firm. Each fund’s annual report is available upon request by calling toll-free
1-877-721-1926
or via the following hyperlink: (https://www.sec.gov/Archives/edgar/data/747576/000119312520279335/d70734dncsr.htm https://www.sec.gov/Archives/edgar/data/747576/000119312520278110/d948235dncsr.htm).
Western Asset U.S. Treasury Reserves

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class N Shares 1	2020	2019		2018		2017		2016

Net asset value, beginning of year	$1.000	$1.000		$1.000		$1.000		$1.000

Income (loss) from operations:
Net investment income	0.007	0.017		0.009		0.001		0.000	2
Net realized gain (loss)	(0.001)	(0.000)	2	0.000	2	(0.000)	2	0.000	2
Total income from operations	0.006	0.017		0.009		0.001		0.000	2

Less distributions from:
Net investment income	(0.006)	(0.017)		(0.009)		(0.	001)	(0.000)	2
Total distributions	(0.006)	(0.017)		(0.009)		(0.	001)	(0.000)	2

Net asset value, end of year	$1.000	$1.000		$1.000		$1.000		$1.000
Total return 3	0.64%	1.74%		0.91%		0.15%		0.02%

Net assets, end of year (millions)	$252	$292		$349		$466		$717

Ratios to average net assets:
Gross expenses 4,5	0.87%	0.88%		0.87%		0.85%		0.84%
Net expenses 4,6,7	0.47	0.59		0.60		0.50		0.26
Net investment income	0.68	1.73		0.87		0.14		0.02

1	Per share amounts have been calculated using the average shares method.

2	Amount represents less than $0.0005 per share.

3
Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

4	Includes the Fund’s share of U.S. Treasury Reserves Portfolio’s allocated expenses.

5
The gross expenses do not reflect the reduction in the Fund’s management fee, pursuant to the Fund’s investment management agreement, by the amount paid by the Fund for its allocable share of the management fee paid by U.S. Treasury Reserves Portfolio.

6
As a result of an expense limitation arrangement, effective December 28, 2016, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class N shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Additional amounts may be voluntarily waived and/or reimbursed from time to time. Prior to December 28, 2016, the expense limitation was 0.75%.

7	Reflects fee waivers and/or expense reimbursements.

38	Western Asset Money Market Funds

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Service Shares 1	2020		2019	2018		2017		2016

Net asset value, beginning of year	$1.000		$1.000	$1.000		$1.000		$1.000

Income (loss) from operations:
Net investment income	0.004		0.014	0.005		0.000	2	0.000	2
Net realized gain (loss)	(0.000)	2	(0.001)	0.000	2	0.000	2	0.000	2
Total income from operations	0.004		0.013	0.005		0.000	2	0.000	2

Less distributions from:
Net investment income	(0.004)		(0.013)	(0.005)		(0.000	) 2	(0.000	) 2
Total distributions	(0.004)		(0.013)	(0.005)		(0.000	) 2	(0.000	) 2

Net asset value, end of year	$1.000		$1.000	$1.000		$1.000		$1.000
Total return 3	0.41%		1.34%	0.54%		0.02%		0.02%

Net assets, end of year (000s)	$801		$585	$2,487		$2,835		$48

Ratios to average net assets:
Gross expenses 4,5	4.44%		2.41%	1.28%		1.14%		3.77%
Net expenses 4,6,7	0.64		0.99	0.96		0.55		0.	25
Net investment income	0.36		1.40	0.53		0.02		0.	01

1	Per share amounts have been calculated using the average shares method.

2	Amount represents less than $0.0005 per share.

3
Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4	Includes the Fund’s share of U.S. Treasury Reserves Portfolio’s allocated expenses.

5
The gross expenses do not reflect the reduction in the Fund’s management fee, pursuant to the Fund’s investment management agreement, by the amount paid by the Fund for its allocable share of the management fee paid by U.S. Treasury Reserves Portfolio.

6
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Service Shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Additional amounts may be voluntarily waived and/or reimbursed from time to time.

7	Reflects fee waivers and/or expense reimbursements.

Western Asset Money Market Funds	39

Western Asset Government Reserves

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class A Shares 1	2020	2019	2018	2017	2016

Net asset value, beginning of year	$1.000	$1.000	$1.000	$1.000	$1.000

Income (loss) from operations:
Net investment income	0.006	0.017	0.009	0.002	0.000	2
Net realized gain (loss) 2	(0.000)	(0.000)	(0.000)	(0.000)	0.000
Total income from operations	0.006	0.017	0.009	0.002	0.000	2

Less distributions from:
Net investment income	(0.006)	(0.017)	(0.009)	(0.002)	(0.000)	2
Total distributions	(0.006)	(0.017)	(0.009)	(0.002)	(0.000)	2

Net asset value, end of year	$1.000	$1.000	$1.000	$1.000	$1.000
Total return 3	0.63%	1.76%	0.91%	0.17%	0.02%

Net assets, end of year (millions)	$1,211	$791	$759	$879	$706

Ratios to average net assets:
Gross expenses 4,5	0.69%	0.71%	0.72%	0.71%	0.71%
Net expenses 4,6,7	0.43	0.60	0.59	0.53	0.31
Net investment income	0.54	1.74	0.89	0.17	0.01

1	Per share amounts have been calculated using the average shares method.

2	Amount represents less than $0.0005 per share.

3
Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

4	Includes the Fund’s share of Government Portfolio’s allocated expenses.

5
The gross expenses do not reflect the reduction in the Fund’s management fee, pursuant to the Fund’s investment management agreement, by the amount paid by the Fund for its allocable share of the management fee paid by Government Portfolio.

6	Reflects fee waivers and/or expense reimbursements.

7
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerages, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Additional amounts may be voluntarily waived and/or reimbursed from time to time.

40	Western Asset Money Market Funds

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Class A2 Shares 1	2020	2019	2018	2017	2016 2

Net asset value, beginning of year	$1.000	$1.000	$1.000	$1.000	$1.000

Income (loss) from operations:
Net investment income	0.005	0.016	0.009	0.001	0.000	3
Net realized gain (loss) 3	(0.000)	(0.000)	(0.000)	(0.000)	0.000
Total income from operations	0.005	0.016	0.009	0.001	0.000	3

Less distributions from:
Net investment income	(0.005)	(0.016)	(0.009)	(0.001)	(0.000)	3
Total distributions	(0.005)	(0.016)	(0.009)	(0.001)	(0.000)	3

Net asset value, end of year	$1.000	$1.000	$1.000	$1.000	$1.000
Total return 4	0.52%	1.58%	0.87%	0.12%	0.01%

Net assets, end of year (000s)	$440,048	$339,660	$320,284	$324,626	$57,432

Ratios to average net assets:
Gross expenses 5,6	0.88%	0.90%	0.81%	0.84%	3.15	% 7
Net expenses 5,8,9	0.54	0.78	0.64	0.58	0.40	7
Net investment income	0.47	1.55	0.86	0.13	0.03	7

1	Per share amounts have been calculated using the average shares method.

2	For the period May 2, 2016 (inception date) to August 31, 2016.

3	Amount represents less than $0.0005 per share.

4
Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5	Includes the Fund’s share of Government Portfolio’s allocated expenses.

6
The gross expenses do not reflect the reduction in the Fund’s management fee, pursuant to the Fund’s investment management agreement, by the amount paid by the Fund for its allocable share of the management fee paid by Government Portfolio.

7	Annualized.

8	Reflects fee waivers and/or expense reimbursements.

9
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Additional amounts may be voluntarily waived and/or reimbursed from time to time.

Western Asset Money Market Funds	41

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds
This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end
funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.
The Type of Nonpublic Personal Information the Funds Collect About You
The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Bank account information, legal documents, and identity verification documentation;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).
How the Funds Use Nonpublic Personal Information About You
The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;
•
Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•
Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.
Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.
The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.
Keeping You Informed of the Funds’ Privacy and Security Practices
The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.
The Funds’ Security Practices
The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.
Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.
In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at
1-877-721-1926
or
1-203-703-6002.    Revised
April 2018.

THIS PAGE IS NOT PART OF THE PROSPECTUS

Western Asset
U.S. Treasury Reserves
Government Reserves

Class A, Class A2, Class N and Service Shares
You may visit www.leggmason.com/moneymarketfundsliterature for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.
Shareholder reports
Additional information about a fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The independent registered public accounting firm’s report and financial statements in the fund’s Annual Report are incorporated by reference into (are legally a part of) this Prospectus (https://www.sec.gov/Archives/edgar/data/747576/000119312520279335/d70734dncsr.htm https://www.sec.gov/Archives/edgar/data/747576/000119312520278110/d948235dncsr.htm).
Each fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.
Statement of additional information
The SAI provides more detailed information about the funds and is incorporated by reference into (is legally a part of) this Prospectus.
You can make inquiries about the funds or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the funds at
1-877-721-1926
or
1-203-703-6002,
or by writing to the funds at 100 First Stamford Place, Attn: Shareholder Services – 5
th
Floor, Stamford, Connecticut 06902.
Reports and other information about the funds are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at
http://www.sec.gov
. Copies of this information may be obtained for a duplicating fee by electronic request at the following
E-mail
address:
publicinfo@sec.gov
.
If someone makes a statement about the funds that is not in this Prospectus, you should not rely upon that information. Neither the funds nor the distributor is offering to sell shares of a fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act
file no.
811-04052)
WASX012865ST 12/20

December 29, 2020

STATEMENT OF ADDITIONAL INFORMATION

LEGG MASON PARTNERS MONEY MARKET TRUST:
Fund	Ticker Symbols
	Class A		Class A2		Class N		Service Shares
WESTERN ASSET GOVERNMENT RESERVES (“Government Reserves”)	SMGXX		SMTXX		LGMXX		LGSXX
WESTERN ASSET NEW YORK TAX FREE MONEY MARKET FUND (“New York Tax Free Money Market Fund”)	LNAXX		N/A		CIYXX		LNSXX
WESTERN ASSET TAX FREE RESERVES (“Tax Free Reserves”)	LWAXX		N/A		CIXXX		LXSXX
WESTERN ASSET U.S. TREASURY RESERVES (“U.S. Treasury Reserves”)	N/A		N/A		CISXX		LTSXX
LEGG MASON PARTNERS INSTITUTIONAL TRUST:
Fund	Ticker Symbols
	Class L	Administrative Shares	Institutional Shares	Investor Shares	Select Shares	Capital Shares	Premium Shares
WESTERN ASSET INSTITUTIONAL GOVERNMENT RESERVES (“Institutional Government Reserves”)	LWPXX	LGAXX	INGXX	LGRXX	N/A	N/A	N/A
WESTERN ASSET INSTITUTIONAL LIQUID RESERVES (“Institutional Liquid Reserves”)	N/A	LRAXX	CILXX	LLRXX	N/A	N/A	N/A
WESTERN ASSET INSTITUTIONAL U.S. TREASURY OBLIGATIONS MONEY MARKET FUND (“Institutional U.S. Treasury Obligations Money Market Fund”)	N/A	LAOXX	LUIXX	LAIXX	N/A	N/A	N/A
WESTERN ASSET INSTITUTIONAL U.S. TREASURY RESERVES (“Institutional U.S. Treasury Reserves”)	N/A	LTAXX	CIIXX	LTRXX	N/A	N/A	N/A
WESTERN ASSET PREMIER INSTITUTIONAL GOVERNMENT RESERVES (“Premier Institutional Government Reserves”)	N/A	N/A	N/A	N/A	N/A	WABXX	WACXX
WESTERN ASSET PREMIER INSTITUTIONAL LIQUID RESERVES (“Premier Institutional Liquid Reserves”)	N/A	N/A	N/A	N/A	N/A	WAAXX	N/A
WESTERN ASSET PREMIER INSTITUTIONAL U.S. TREASURY RESERVES (“Premier Institutional U.S. Treasury Reserves”)	N/A	N/A	N/A	N/A	N/A	WADXX	WAEXX
WESTERN ASSET SELECT TAX FREE RESERVES (“Select Tax Free Reserves”)	N/A	LFAXX	N/A	LTFXX	CIFXX	N/A	N/A
LEGG MASON PARTNERS PREMIUM MONEY MARKET TRUST:
Fund		Ticker Symbol
WESTERN ASSET PREMIUM LIQUID RESERVES (“Premium Liquid Reserves”)		CIPXX
WESTERN ASSET PREMIUM U.S. TREASURY RESERVES (“Premium U.S. Treasury Reserves”)		CIMXX

620 Eighth Avenue

New York, New York 10018

1-877-721-1926

1-203-703-6002

This Statement of Additional Information (“SAI”) is not a prospectus and is meant to be read in conjunction with the Prospectus of the Fund, dated December 29, 2020, as amended or supplemented from time to time, and is incorporated by reference in its entirety into each Prospectus. This SAI contains additional information about each fund listed above (references to the “Fund” mean each Fund listed on this cover page, unless otherwise noted).

As indicated in the chart above, each fund is a series of Legg Mason Partners Money Market Trust, Legg Mason Partners Institutional Trust or Legg Mason Partners Premium Money Market Trust, each a Maryland statutory trust (each a “Trust”).

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. The annual reports contain financial statements that are incorporated herein by reference (https://www.sec.gov/Archives/edgar/data/747576/000119312520278110/d948235dncsr.htm

https://www.sec.gov/Archives/edgar/data/747576/000119312520279348/d16741dncsr.htm

https://www.sec.gov/Archives/edgar/data/747576/000119312520278015/d919487dncsr.htm

https://www.sec.gov/Archives/edgar/data/747576/000119312520279335/d70734dncsr.htm

https://www.sec.gov/Archives/edgar/data/889512/000119312520279343/d928175dncsr.htm

https://www.sec.gov/Archives/edgar/data/889512/000119312520278018/d28446dncsr.htm

https://www.sec.gov/Archives/edgar/data/889512/000119312520276418/d16571dncsr.htm

https://www.sec.gov/Archives/edgar/data/889512/000119312520278035/d81724dncsr.htm

https://www.sec.gov/Archives/edgar/data/889512/000119312520278177/d933122dncsr.htm

https://www.sec.gov/Archives/edgar/data/889512/000119312520276469/d32062dncsr.htm

https://www.sec.gov/Archives/edgar/data/889512/000119312520279349/d24356dncsr.htm

https://www.sec.gov/Archives/edgar/data/889512/000119312520279345/d925703dncsr.htm

https://www.sec.gov/Archives/edgar/data/850628/000119312520276436/d62190dncsr.htm

https://www.sec.gov/Archives/edgar/data/850628/000119312520279337/d97169dncsr.htm). The Fund’s Prospectus and copies of the annual and semi-annual reports may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the Fund’s distributor to sell shares of the Fund (each called a “Service Agent”), by writing the Fund at 100 First Stamford Place, Attn: Shareholder Services—5th Floor, Stamford, Connecticut 06902, by calling the telephone numbers set forth above, by sending an e-mail request to prospectus@leggmason.com or by visiting www.leggmason.com/moneymarketfundliterature. Legg Mason Investor Services, LLC (“LMIS” or the “Distributor”), an indirect, wholly-owned broker/dealer subsidiary of Franklin Resources, Inc., serves as the Fund’s sole and exclusive distributor.

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or this SAI in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or the Distributor. The Prospectus and this SAI do not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

GLOSSARY OF TERMS

Because the following is a combined glossary of terms used for all the Legg Mason Funds, certain terms below may not apply to your fund. Any terms used but not defined herein have the meaning ascribed to them in the applicable Fund’s prospectus.

“12b-1 Plans” means the Fund’s distribution and shareholder services plan.

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“1940 Act” means the Investment Company Act of 1940, as amended.

“1940 Act Vote” means the vote of the lesser of: (a) more than 50% of the outstanding shares of the Fund; or (b) 67% or more of the shares of the Fund present at a shareholders’ meeting if more than 50% of the outstanding shares of that Fund are represented at the meeting in person or by proxy.

“Advisers Act” means the Investment Advisers Act of 1940, as amended.

“Board” means the Board of Trustees or Board of Directors, as applicable.

“CEA” means the Commodity Exchange Act, as amended.

“CFTC” means the U.S. Commodity Futures Trading Commission.

“Code” means the Internal Revenue Code of 1986, as amended.

“Corporation” (if applicable) means the corporation listed on the cover page of this SAI.

“Directors” means the directors of the Corporation.

“Distributor” means the party that is responsible for the distribution or sale of the Fund’s shares. Legg Mason Investor Services, LLC (“LMIS”) is the Fund’s distributor.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Franklin Resources” means Franklin Resources, Inc.

“Fund” means the Fund or Funds listed on the cover of this SAI unless stated otherwise.

“Fundamental Investment Policy” means an investment policy of the Fund that may be changed only by a 1940 Act Vote. Only those policies expressly designated as such are fundamental investment policies. All other policies and restrictions may be changed by the Board without shareholder approval.

“Independent Director” or “Independent Trustee” (as applicable) means a Director of the Corporation or a Trustee of the Trust who is not an “interested person” (as defined in the 1940 Act) of the Corporation or Trust (as applicable).

“IRAs” means Individual Retirement Accounts.

“IRS” means Internal Revenue Service.

“Legg Mason” means Legg Mason, Inc.

“Legg Mason Funds” means the funds managed by Legg Mason Partners Fund Advisor, LLC or an affiliate.

“Manager” or “LMPFA” means Legg Mason Partners Fund Advisor, LLC.

“NAV” means net asset value.

“NRSROs” means nationally recognized (or non-U.S.) statistical rating organizations, including, but not limited to, Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings and S&P Global Ratings, a subsidiary of S&P Global Inc. (“S&P”).

“NYSE” means the New York Stock Exchange.

“Prospectus” means the prospectus of a Fund as referenced on the cover page of this SAI.

“SAI” means this Statement of Additional Information.

“SEC” means the U.S. Securities and Exchange Commission.

“Service Agent” means each bank, broker, dealer, insurance company, investment adviser, financial consultant or adviser, mutual fund supermarket and any other financial intermediaries that have entered into an agreement with the Distributor to sell shares of the Fund.

“Subadviser” means Western Asset Management Company, LLC, as referred to in the Fund’s Prospectus and this SAI.

“Trust” (if applicable) means the trust listed on the cover page of this SAI.

“Trustees” means the trustees of the Trust.

MASTER/FEEDER STRUCTURE

The chart below illustrates the funds utilizing a master/feeder structure by investing all of their investable assets in the respective portfolio. In this section, each portfolio is referred to as the “Portfolio”.

Name of Fund	Name of Corresponding Portfolio
Government Reserves Institutional Government Reserves Premier Institutional Government Reserves	Government Portfolio
Institutional Liquid Reserves Premier Institutional Liquid Reserves Premium Liquid Reserves	Liquid Reserves Portfolio
Institutional U.S. Treasury Obligations Money Market Fund	U.S. Treasury Obligations Portfolio
Institutional U.S. Treasury Reserves Premier Institutional U.S. Treasury Reserves Premium U.S. Treasury Reserves U.S. Treasury Reserves	U.S. Treasury Reserves Portfolio
Select Tax Free Reserves Tax Free Reserves	Tax Free Reserves Portfolio

The Board believes that the aggregate per share expenses of the Fund and its corresponding Portfolio will be less than or approximately equal to the expenses that the Fund would incur if the assets of the Fund were invested directly in the types of securities held by its Portfolio. The Fund may withdraw its investment in its Portfolio at any time, and will do so if the Fund’s Trustees believe it to be in the best interest of the Fund’s shareholders. If the Fund were to withdraw its investment in its Portfolio, the Fund could either invest directly in securities in accordance with its investment policies or invest in one or more other mutual funds or pooled investment vehicles having similar investment objectives and policies. If the Fund were to withdraw, the Fund could receive securities from its Portfolio instead of cash, causing the Fund to incur brokerage, tax and other charges or leaving it with securities that may or may not be readily marketable or widely diversified.

The Portfolio may change its investment objective, investment strategies and certain of its investment policies and restrictions without approval by its investors, but it will notify its corresponding Fund and its other investors before implementing any change in its investment objective. A change in the Portfolio’s investment objective, investment strategies, policies or restrictions may cause the Fund to withdraw its investment in its Portfolio.

The Portfolio is a series of a Maryland statutory trust, is not required to hold and have no intention of holding annual meetings of investors. However, when the Portfolio is required to do so by law or in the judgment of its Trustees it is necessary or desirable to do so, the Portfolio will submit matters to its investors for a vote. When the Fund is asked to vote on matters concerning its corresponding Portfolio (other than a vote to continue the Portfolio following the withdrawal of an investor), the Fund will either hold a shareholder meeting and vote in accordance with shareholder instructions, or otherwise act in accordance with applicable law. Of course, the Fund could be outvoted, or otherwise adversely affected, by other investors in the Portfolio.

The Portfolio may sell interests to investors in addition to its corresponding Fund. These investors may be funds which offer shares to their shareholders with different costs and expenses than the Fund. Therefore, the investment returns for all investors in funds investing in a portfolio may not be the same. These differences in returns are also present in other mutual fund structures.

The Portfolio is open for business on each day that its corresponding Fund is open for business as set forth in the Fund’s Prospectus. The Portfolio determines its NAV at the same time or times on each fund business day as its corresponding

Fund. The Portfolio may make additional NAV calculations to accommodate the NAV calculation times of other investors, such as other funds, that invest in the Portfolio. The Fund may add to or reduce its investment in its Portfolio on each fund business day. For more information, see the Fund’s Prospectus.

Information about other holders of interests in the Portfolio is available from LMIS.

New York Tax Free Money Market Fund may, in the future, convert to a master/feeder structure. The Fund may, in the future, convert to a fund of funds structure. In a fund of funds structure, a fund invests all or a portion of its assets in multiple investment companies.

References to the “Fund” in this SAI as it applies to each of Government Reserves, Institutional Government Reserves, Premier Institutional Government Reserves, Institutional Liquid Reserves, Premier Institutional Liquid Reserves, Premium Liquid Reserves, Institutional U.S. Treasury Obligations Money Market Fund, Institutional U.S. Treasury Reserves, Premier Institutional U.S. Treasury Reserves, Premium U.S. Treasury Reserves, U.S. Treasury Reserves, Select Tax Free Reserves and Tax Free Reserves include the Portfolio in which they invest, unless the context requires otherwise.

INVESTMENT POLICIES

Investment Objective and Strategies

The Fund and the Portfolio (as applicable) is registered under the 1940 Act as an open-end management investment company. The Fund’s Prospectus discusses the Fund’s investment objective and strategies. The following is a summary of certain strategies and investment limitations of the Fund and supplements the description of the Fund’s investment strategies in its Prospectus. Additional information regarding investment practices and risk factors with respect to the Fund may also be found below in the section entitled Investment Practices and Risk Factors.

All Funds

•	The Fund invests in securities that, at the time of purchase, are treated under applicable regulations as having remaining maturities of 397 days or less.
•	The Fund maintains a dollar weighted average maturity of not more than 60 days.
•	The Fund maintains a dollar weighted average life of not more than 120 days.
•	The Fund may not purchase or otherwise acquire any security if, as a result, more than 5% of its total assets would be invested in securities and other assets that are illiquid.

Government Reserves, Institutional Government Reserves and Premier Institutional Government Reserves

•	Investment objective. The Fund’s investment objective is to seek maximum current income to the extent consistent with preservation of capital and the maintenance of liquidity.
•	The Fund seeks to achieve its investment objective by investing all of its investable assets in Government Portfolio.
•

The Fund invests in securities that, at the time of purchase, are rated in the highest short-term rating category or, if not rated, are determined by the Subadviser to be of equivalent quality. In addition, each security, at the time of purchase by the Fund, has been determined by the Subadviser to present minimal credit risk.

•

The Fund invests exclusively in short-term U.S. government obligations, including U.S. Treasuries and securities issued or guaranteed by the U.S. government or its agencies, authorities, instrumentalities or sponsored entities and in repurchase agreements collateralized by government obligations. The Fund may also hold cash for cash management and defensive purposes.

•

The Fund meets the requirement under Rule 2a-7 under the 1940 Act, that a government money market fund invest at least 99.5% of its total assets in U.S. government obligations, cash, and/or repurchase agreements that are fully collateralized by U.S. government obligations or cash. In addition, the Fund meets the requirement under Rule 35d-1 under the 1940 Act, that a fund that includes the term “government” in its name invest, under normal circumstances, at least 80% of its net assets in U.S. government obligations and/or repurchase agreements that are collateralized by U.S. government obligations.

•

If either the Fund or the Portfolio were to change its investment policies so that more than 20% of its assets, under normal market conditions, could be invested in securities other than U.S. government obligations and related investments, the Fund or the Portfolio, as applicable, would give written notice to its shareholders (or investors, as applicable) at least 60 days prior to implementing the change.

Institutional Liquid Reserves, Premier Institutional Liquid Reserves and Premium Liquid Reserves

•	Investment objective. The Fund’s investment objective is to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital.
•	The Fund seeks to achieve its investment objective by investing all of its investable assets in Liquid Reserves Portfolio.
•

The Fund invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category or, if not rated, are determined by the Subadviser to be of equivalent quality. In addition, each security, at the time of purchase by the Fund, has been determined by the Subadviser to present minimal credit risk.

•

The Fund may invest without limit in obligations of U.S. banks, and up to 25% of its assets in U.S. dollar-denominated obligations of non-U.S. banks, such as certificates of deposit, fixed time deposits and bankers’ acceptances.

•

The Fund limits its investments in U.S. bank obligations (including, for these purposes, their non-U.S. branches) to banks having more than $100 million of equity capital or total assets in excess of $1 billion and which are subject to regulation by an agency of the U.S. government, except that the investments in certificates of deposit, time deposits and banker’s acceptances are limited to those issued by banks having total assets in excess of $1 billion. Notwithstanding the foregoing, the Fund may also invest in certificates of deposit with principal amounts of no more than $100,000 per issuing bank with total assets of less than $1 billion, if those deposits are fully insured by the Federal Deposit Insurance Corporation (“FDIC”).

•

The Fund limits its investments in “non-U.S. bank obligations” to U.S. dollar-denominated obligations of banks that at the time of investment are non-U.S. branches or subsidiaries of U.S. banks that meet the criteria in the preceding paragraphs or are U.S. or non-U.S. branches of non-U.S. banks, which banks (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest non-U.S. banks in the world; (iii) have branches or agencies in the United States; and (iv) in the opinion of the Subadviser, are of an investment quality comparable with obligations of U.S. banks which may be purchased by the Fund. These obligations may be general obligations of the parent bank, in addition to the issuing branch or subsidiary, but the parent bank’s obligations may be limited by the terms of the specific obligation or by governmental regulation.

•

The Fund may also enter into repurchase agreements where the underlying collateral consists of other types of securities, including securities the Fund could not purchase directly. For such repurchase agreements, the underlying securities which serve as collateral may include, but are not limited to, U.S. government securities, municipal securities, corporate debt obligations, asset-backed securities (including collateralized mortgage obligations (“CMOs”)), convertible securities and common and preferred stock and may be of below investment grade quality.

Institutional U.S. Treasury Obligations Money Market Fund

•	Investment objective. The Fund’s investment objective is to seek maximum current income to the extent consistent with preservation of capital and the maintenance of liquidity.
•	The Fund seeks to achieve its investment objective by investing all of its investable assets in U.S. Treasury Obligations Portfolio.
•

The Fund is a money market fund that invests all of its assets in direct obligations of the U.S. Treasury and in repurchase agreements secured by these obligations. The Fund may also hold cash for cash management and defensive purposes.

•

The Fund meets the requirement under Rule 2a-7 under the 1940 Act that a government money market fund invest at least 99.5% of its total assets in U.S. government obligations, cash, and/or repurchase agreements that are fully collateralized by U.S. government obligations or cash. In addition, the Fund meets the requirement under Rule 35d-1 under the 1940 Act that a fund that includes the term “U.S. Treasury obligations” in its name invest, under normal circumstances, at least 80% of its net assets in U.S. Treasury obligations and in repurchase agreements secured by U.S. Treasury obligations.

•

If the Fund or the Portfolio were to change its investment policies so that more than 20% of its assets, under normal market conditions, could be invested in securities other than those issued or backed by the U.S. Treasury and repurchase agreements secured by such securities, the Fund or the Portfolio, as applicable, would give written notice to its shareholders (or investors, as applicable) at least 60 days prior to implementing the change.

Institutional U.S. Treasury Reserves, Premier Institutional U.S. Treasury Reserves, Premium U.S. Treasury Reserves and U.S. Treasury Reserves

•

Investment objective. The Fund’s investment objective is to provide shareholders with liquidity and as high a level of current income from U.S. government obligations as is consistent with preservation of capital.

•	The Fund seeks to achieve its investment objective by investing all of its investable assets in U.S. Treasury Reserves Portfolio.
•	The Fund is a money market fund that invests all of its assets in direct obligations of the U.S. Treasury. The Fund may also hold cash for cash management and defensive purposes.
•

The Fund meets the requirement under Rule 2a-7 under the 1940 Act that a government money market fund invest at least 99.5% of its total assets in U.S. government obligations, cash, and/or repurchase agreements that are fully collateralized by U.S. government obligations or cash. In addition, the Fund meets the requirement under Rule 35d-1 under the 1940 Act that a fund that includes the term “U.S. Treasury” in its name invest, under normal circumstances, at least 80% of its net assets in U.S. Treasury obligations.

New York Tax Free Money Market Fund

•

Investment objective. The Fund’s investment objectives are to provide shareholders with high levels of current income exempt from federal, New York State and New York City personal income taxes, preservation of capital and liquidity.

•

The Fund invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category (or, with respect to not more than 3% of its total assets, in the second highest category) or, if not rated, are determined by the Subadviser to be of equivalent quality. In addition, each security, at the time of purchase by the Fund, has been determined by the Subadviser to present minimal credit risk.

•

The Fund is a money market fund that, under normal market conditions, invests at least 80% of its assets in municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax (“AMT”), and New York State and New York City personal income taxes (“New York municipal securities”).

•	The Fund may invest without limit in obligations of U.S. banks, and up to 25% of its assets in dollar-denominated obligations of non-U.S. banks.
•

Under normal circumstances, the Fund may invest up to 20% of its assets in investments that pay interest that may be subject to the AMT, regular federal income tax and/or New York State and New York City personal income taxes, although for temporary or defensive purposes, the Fund may invest an unlimited amount in such securities.

•

Circumstances in which the Fund may invest in taxable securities include the following: (a) pending investment in the type of securities described above; (b) to maintain liquidity for the purpose of meeting anticipated withdrawals; and (c) when, in the opinion of the Subadviser, it is advisable to do so because of adverse market conditions affecting the market for municipal securities. The kinds of taxable securities in which the Fund’s assets may be invested are generally limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (1) obligations of the U.S. government or its agencies, instrumentalities or authorities; (2) commercial paper; (3) certificates of deposit of U.S. banks with assets of $1 billion or more; and (4) repurchase agreements with respect to any municipal securities or obligations of the U.S. government or its agencies, instrumentalities, or authorities. As described above, the Fund’s assets may also be invested in municipal securities which are subject to the AMT.

Select Tax Free Reserves and Tax Free Reserves

•	Investment objective. The Fund’s investment objectives are to provide shareholders with high levels of current income exempt from federal income taxes, preservation of capital and liquidity.
•	The Fund seeks to achieve its investment objective by investing all of its investable assets in Tax Free Reserves Portfolio.
•

The Fund invests in securities that, at the time of purchase, are rated by one or more rating agencies in the highest short-term rating category (or, with respect to not more than 3% of its total assets, in the second highest category) or, if not rated, are determined by the Subadviser to be of equivalent quality. In addition, each security, at the time of purchase by the Fund, has been determined by the Subadviser to present minimal credit risk.

•

The Fund is a money market fund that, under normal market conditions, invests at least 80% of its assets in short-term high-quality municipal obligations and interests in municipal obligations (“municipal securities”) that pay interest that is exempt from federal income tax, including the federal alternative minimum tax (“AMT”).

•

The Fund’s and the corresponding Portfolio’s policy to invest at least 80% of its assets, under normal market conditions, in certain municipal securities may not be changed without shareholder or investor approval.

•

The Fund may invest without limit in obligations of U.S. banks, and up to 25% of its assets in dollar-denominated obligations of non-U.S. banks. These include participation interests in municipal securities issued and/or backed by banks and other obligations that have credit support or liquidity features provided by banks.

•

Under normal circumstances, the Fund may invest up to 20% of its assets in investments that pay interest that may be subject to regular federal income tax and/or the AMT, although for temporary or defensive purposes, the Fund may invest an unlimited amount in such securities.

•

Circumstances in which the Fund may invest in taxable securities include the following: (a) pending investment in the type of securities described above; (b) to maintain liquidity for the purpose of meeting anticipated withdrawals; and (c) when, in the opinion of the Subadviser, it is advisable to do so because of adverse market conditions affecting the market for municipal securities. The kinds of taxable securities in which the Fund’s assets may be invested are generally limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (1) obligations of the U.S. government or its agencies, instrumentalities or authorities; (2) commercial paper; (3) certificates of deposit of U.S. banks with assets of $1 billion or more; and (4) repurchase agreements with respect to any municipal securities or obligations of the U.S. government or its agencies, instrumentalities, or authorities. As described above, the Fund’s assets may also be invested in municipal securities which are subject to the AMT.

Fundamental and Non-Fundamental Investment Policies

General

The Fund and the Portfolio (as applicable) have adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. References to the Fund in this section include the Portfolio, unless the context requires otherwise. Fundamental investment policies of the Fund may not be changed without a 1940 Act Vote. The Board may change non-fundamental investment policies at any time.

Whenever the Fund is requested to vote on a change in the fundamental investment policies of the Portfolio, the Fund will either call a meeting of its shareholders and will vote its shares in the Portfolio in accordance with instructions it receives from its shareholders, or vote its shares in the Portfolio in the same proportion as the vote of all other investors in the Portfolio.

If any percentage restriction described below (other than the limitation on borrowing) is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in asset values or characteristics will not constitute a violation of such restriction, unless otherwise noted below.

The Fund’s investment objective is non-fundamental.

Fundamental Investment Policies

The Fund’s fundamental investment policies are as follows:

Borrowing. The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Underwriting. The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Lending. The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Senior Securities. The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Real Estate. The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Commodities. The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Concentration.

Government Reserves, Institutional Government Reserves and Premier Institutional Government Reserves. Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except that the Fund may invest without limit in obligations issued by banks.

Institutional U.S. Treasury Reserves, Premier Institutional U.S. Treasury Reserves, Premium U.S. Treasury Reserves and U.S. Treasury Reserves. The Fund may not purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

Institutional Liquid Reserves, Premier Institutional Liquid Reserves and Premium Liquid Reserves. The Fund may not purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, except that the Fund may invest at least 25% of its assets in bank obligations issued by domestic banks.

Institutional U.S. Treasury Obligations Money Market Fund. The Fund may not purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

New York Tax Free Money Market Fund. The Fund may not purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, except that the Fund may invest at least 25% of its assets in bank obligations issued by domestic banks, including, bank participation interests in municipal obligations.

Select Tax Free Reserves and Tax Free Reserves. The Fund may not purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, except that the Fund may invest at least 25% of its assets in bank obligations issued by domestic banks, including, bank participation interests in municipal obligations.

For purposes of the investment restrictions described above, the issuer of a tax-exempt security is deemed to be the entity (public or private) principally responsible for the payment of principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable SEC rules, be considered a separate security and treated as an issue of such government, other entity or bank.

With respect to the fundamental policy relating to borrowing money set forth above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. (A fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of a fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing, and thus, subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period. Currently, no Fund contemplates borrowing money for leverage, but if it does so, it will not likely do so to a substantial degree. The policy above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to the Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Fund’s Manager or Subadviser believes the income justifies the attendant risks. The Fund also will be permitted by this policy to make loans of money, including to other funds. The Fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy above will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans.

With respect to the fundamental policy relating to issuing senior securities set forth above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of the Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased to the extent of the Fund’s gross assets.

With respect to the fundamental policy relating to real estate set forth above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, SEC rules limit a money market fund’s purchases of illiquid securities to 5% of total assets. The policy above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities. As government money market funds, neither Premier Institutional Government Reserves nor Premier Institutional U.S. Treasury Reserves will invest in real estate.

With respect to the fundamental policy relating to commodities set forth above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, SEC rules limit a money market fund’s purchases of illiquid securities to 5% of total assets. If the Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities. As government money market funds, neither Premier Institutional Government Reserves nor Premier Institutional U.S. Treasury Reserves will invest in commodities.

With respect to the fundamental policy relating to concentration set forth above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The concentration policy above will be interpreted to refer to concentration as that term may be interpreted from time to time. In addition, the term industry will be interpreted to include related groups of industries. The SEC has taken the position that money market funds may reserve the right to invest without limit in instruments of domestic banks without being deemed to concentrate their investments. The policy above will be interpreted to permit investment without limit in domestic bank participation interests in municipal securities. Currently, Government Reserves, Institutional Government Reserves and Premier Institutional Government Reserves do not intend to purchase or concentrate in banking obligations. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized fully by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers based solely on their domicile in a single jurisdiction or country. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries or groups of industries. The Fund has been advised by the staff of the SEC that the staff currently views securities issued by a foreign government to be in a single industry for purposes of calculating applicable limits on concentration. Neither Premier Institutional Government Reserves nor Premier Institutional U.S. Treasury Reserves invests in securities issued by foreign governments, and Premier Institutional Liquid Reserves does not intend to invest more than 25% of its assets in securities issued by a foreign government.

The Fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Rule 2a-7 under the 1940 Act may limit a money market fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

Additional Fundamental Investment Policy

As a fundamental policy, under normal market conditions, each of New York Tax Free Money Market Fund, Select Tax Free Reserves and Tax Free Reserves invests at least 80% of its assets in municipal obligations and interests in municipal obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax, and with respect to New York Tax Free Money Market Fund, that is also exempt from New York State and New York City personal income taxes, respectively.

Diversification

Each of Government Reserves, U.S. Treasury Reserves, Institutional Government Reserves, Premier Institutional Government Reserves, Institutional Liquid Reserves, Premier Institutional Liquid Reserves, Institutional U.S. Treasury Obligations Money Market Fund, Institutional U.S. Treasury Reserves, Premier Institutional U.S. Treasury Reserves, Premium Liquid Reserves, and Premium U.S. Treasury Reserves and is currently classified as a diversified fund under the 1940 Act. The Fund may only change to non-diversified status with a 1940 Act Vote.

Each of New York Tax Free Money Market Fund, Select Tax Free Reserves and Tax Free Reserves is currently classified as a non-diversified fund under the 1940 Act. A non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified fund. In this regard, a non-diversified fund is subject to greater risk than a diversified fund. However, each of New York Tax Free Money Market Fund, Select Tax Free Reserves and Tax Free Reserves intends to comply with the diversification requirements applicable to money market funds, which limit a fund’s ability to invest in the obligations of a single issuer. Under the 1940 Act, the Fund may change its classification from non-diversified to diversified without shareholder approval.

Commodity Exchange Act Regulation- Exclusion from Commodity Pool Operator Definition

The Fund and the Portfolio are operated by persons who have claimed an exclusion, granted to operators of registered investment companies, like the Fund and the Portfolio, from registration as a “commodity pool operator” with respect to the Fund and the Portfolio under the CEA and, therefore are not subject to registration or regulation with respect to the Fund and the Portfolio under the CEA.

INVESTMENT PRACTICES AND RISK FACTORS

In addition to the investment strategies and the risks described in the Fund’s Prospectus and in this SAI under Investment Objective and Strategies, the Fund may employ other investment practices and may be subject to other risks, which are described below. The Fund may engage in the practices described below to the extent consistent with its investment objectives, strategies, policies and restrictions. However, as with any investment or investment technique, even when the Fund’s Prospectus or this discussion indicates that the Fund may engage in an activity, the Fund may not actually do so for a variety of reasons. In addition, new types of instruments and other securities may be developed and marketed from time to time. Consistent with its investment limitations, the Fund expects to invest in those new types of securities and instruments that its portfolio manager believes may assist the Fund in achieving its investment objective.

This discussion is not intended to limit the Fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the Fund as broadly as possible. Statements concerning what the Fund may do are not intended to limit any other activity.

Investing in the Banking Industry

The Fund may invest in U.S. dollar-denominated obligations of foreign banks, and in obligations of domestic banks, as that term has been interpreted by the SEC. Under SEC interpretations, a U.S. branch of a foreign bank may be considered a domestic bank if the U.S. branch of the foreign bank is subject to the same regulation as a U.S. bank. Likewise, a non-U.S. branch of a U.S. bank may be considered a domestic bank if the investment risk associated with investing in instruments issued by the non-U.S. branch is the same, in the opinion of the portfolio manager, as that of investing in instruments issued by the branch’s domestic parent. The Fund may also invest in Eurodollar and Yankee bank obligations.

Certificates of deposit (“CDs”) are savings certificates generally issued by commercial banks that bear a maturity date and a specified interest rate, and can be issued in any denomination. Fixed time deposits (“Fixed TDs”) are obligations which are payable at a stated maturity date and bear a fixed rate of interest. Generally, Fixed TDs may be withdrawn on demand by the Fund, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although Fixed TDs do not have a market, there are no contractual restrictions on the Fund’s right to transfer a beneficial interest in the deposit to a third party. A bankers’ acceptance is a draft drawn on and accepted by a bank that orders payment to a third party at a later date. Bankers’ acceptances generally act as a negotiable time draft for financing imports, exports, or other transactions in goods.

U.S. banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the FDIC. U.S. banks organized under state law are supervised and examined by state banking authorities and are members of the Federal Reserve System only if they elect to join. However, state banks which are insured by the FDIC are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks, among other things, are generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

The provisions of federal law governing the establishment and operation of U.S. branches do not apply to non-U.S. branches of U.S. banks. However, the Fund may purchase obligations only of those non-U.S. branches of U.S. banks which were established with the approval of the Board of Governors of the Federal Reserve System (the “Board of Governors”). As a result of such approval, these branches are subject to examination by the Board of Governors and the Comptroller of the Currency. In addition, such non-U.S. branches of U.S. banks are subject to the supervision of the U.S. bank and creditors of the non-U.S. branch are considered general creditors of the U.S. bank subject to whatever defenses may be available under the governing non-U.S. law and to the terms of the specific obligation. Nonetheless, the Fund generally will be subject to whatever risk may exist that the non-U.S. country may impose restrictions on payment of certificates of deposit or time deposits.

U.S. branches of non-U.S. banks are subject to the laws of the state in which the branch is located or to the laws of the United States. Such branches are therefore subject to many of the regulations, including reserve requirements, to which U.S. banks are subject.

Obligations of foreign branches of domestic banks and of foreign branches of foreign banks, such as CDs and Fixed TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by governmental regulation. Such obligations are subject to many of the same risks as those of domestic banks or domestic branches of foreign banks. They are also subject to risks such as future political and economic developments, the possible imposition of non-U.S. withholding taxes on interest income payable on such obligations held by the Fund, the possible seizure or nationalization of non-U.S. deposits and the possible establishment of exchange controls or other non-U.S. governmental laws or restrictions that might adversely affect payment of principal and interest on such obligations held by the Fund. Foreign branches of domestic banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial record keeping requirements. Additionally, there may be less public information available about non-U.S. entities. Non-U.S. issuers may be subject to less governmental regulation and supervision than U.S. issuers. Non-U.S. issuers also generally are not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers.

Borrowings

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested by the Fund in other securities or instruments in an effort to increase the Fund’s investment returns. Reverse repurchase agreements may be considered to be a type of borrowing.

When the Fund invests borrowing proceeds in other securities, the Fund will be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in the Fund more volatile and increases the Fund’s overall investment exposure. In addition, if the Fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that the Fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the Fund’s return.

The Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. Interest on any borrowings will be an expense to the Fund and will reduce the value of the Fund’s shares. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. During the term of the borrowing, the Fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, the Fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could result in lower returns. The Fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the Fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in the Fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.

The 1940 Act requires to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the Fund’s asset coverage falls below 300%, the Fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings and other senior securities, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Commercial Paper

Commercial paper (including variable amount master demand notes and funding agreements) consists of short-term, unsecured promissory notes issued by corporations, partnerships, trusts and other entities to finance short-term credit needs.

Custodial Receipts

The Fund may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation for U.S. federal income tax purposes, the yield on the underlying security would be reduced by any entity-level corporate taxes paid by the issuer.

Custodial receipts may also evidence ownership of future interest payments, principal payments or both on certain U.S. government obligations. Such obligations are held in custody by a bank on behalf of the owners. Custodial receipts are generally not considered obligations of the U.S. government for purposes of securities laws.

Cybersecurity Risk

With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the Fund to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the Fund’s operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund’s websites (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cybersecurity incidents affecting the Fund’s Manager, the Subadviser, other service providers to the Fund or its shareholders (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the Fund and its shareholders, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business and the Fund to process transactions (including fulfillment of Fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers) and other parties. In addition, substantial costs may be incurred in order to safeguard against and reduce the risk of any cybersecurity incidents in the future. In addition to administrative, technological and procedural safeguards, the Fund’s Manager and the Subadviser have established business continuity plans in the event of, and risk management systems to prevent or reduce the impact of, such cybersecurity incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund and its shareholders. The Fund and its shareholders could be negatively impacted as a result.

Demand Instruments

Demand instruments are securities issued as floating- or variable-rate securities subject to demand features. Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to tender the investment at an exercise price equal to approximately the amortized cost of the instrument plus accrued interest on no more than 30 days’ notice. Variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes. The Fund currently is permitted to purchase floating rate and variable rate obligations with demand features in accordance with requirements established by the SEC, which, among other things, permit such instruments to be deemed to have remaining maturities of 13 months or less, notwithstanding that they may otherwise have a stated maturity in excess of 13 months. Securities with ultimate maturities of greater than 13 months may be purchased only pursuant to Rule 2a-7 of the 1940 Act. Frequently, floating rate and variable rate obligations are secured by letters of credit or other credit support arrangements provided by banks.

Securities with demand features may involve certain expenses and risks, including the inability of the issuer of the instrument to pay for the securities at the time the instrument is exercised, non-marketability of the instrument and differences between the maturity of the underlying security and the maturity of the instrument. Securities may cost more with demand features than without them. Demand features can serve three purposes: (i) to shorten the maturity of a variable or floating rate security, (ii) to enhance the instrument’s credit quality and (iii) to provide a source of liquidity. Demand features are often issued by third party financial institutions, generally domestic and foreign banks, and by brokerage firms or insurance companies. Accordingly, the credit quality and liquidity of the Fund’s investments may be dependent in part on the credit quality of the institutions supporting the Fund’s investments and changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

Variable rate demand instruments include variable rate demand preferred shares or other forms of liquidity protected preferred shares that are issued by closed end investment companies that invest in municipal securities. These preferred shares have a liquidation preference and pay a dividend that is set weekly or at some other interval (typically 28 days) by a remarketing agent or through a similar process that is designed to approximate current prevailing interest rates. The Fund, as a holder of one of these instruments, will have the right to tender the securities for remarketing or, if the securities cannot be remarketed, to tender the securities to a liquidity provider, in each case at a price equal to its liquidation preference plus accrued dividends. The Fund would have no right to tender the shares to the issuer for payment or redemption, and the shares will be not freely transferable. The Fund will be subject to the risk that the liquidity provider will not be able to honor its unconditional commitment to purchase the shares.

Foreign Securities

The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the Fund’s portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain foreign countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

Unanticipated political or social developments may affect the values of the Fund’s investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the U.S. or other foreign countries. Accounting standards in other countries are also not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the portfolio manager to completely and accurately determine a company’s financial condition. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the U.S. This reduces the amount the Fund can earn on its investments.

The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the U.S. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Securities of some foreign companies have lower liquidity, and their prices are more volatile, than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold resulting in increased exposure of the Fund to market and foreign exchange fluctuations brought about by such delays, and to the corresponding negative impact on Fund liquidity.

Foreign Currency Risks

The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which the Fund’s investments are denominated relative to the U.S. dollar will affect the Fund’s net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country’s economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Fund’s securities are quoted would reduce the Fund’s net asset value per share.

Europe — Recent Events

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences.

Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, on June 23, 2016, voters in the United Kingdom approved withdrawal from the European Union. Following a period of impasse within the United Kingdom’s Parliament, the Parliament approved the withdrawal of the United Kingdom from the European Union, which took place on January 31, 2020.

Given the size and importance of the United Kingdom’s economy, uncertainty about its legal, political, and economic relationship with the remaining member states of the European Union may continue to be a source of instability. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Ukraine has experienced ongoing military conflict; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa.

The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

Sovereign Government and Supranational Debt Obligations

The Fund may invest in all types of debt securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests issued for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development. Included among these entities are the Asian Development Bank, the European Union, the European Investment Bank, the Inter-American Development Bank, the International Monetary Fund, the United Nations, the World Bank and the European Bank for Reconstruction and Development. Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal. There is no guarantee that one or more members of a supranational organization will continue to make capital contributions. If such contributions are not made, the organization may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments. Further, the lending activities of such entities are limited to a percentage of their total capital, reserves and net income.

Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign currency exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on disbursements or assistance from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Assistance may be dependent on a country’s implementation of austerity measures and reforms, economic performance and/or the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

High Quality Corporate Obligations

High quality corporate obligations include obligations of corporations that are originally issued with a maturity of greater than 397 days and are: (1) rated as long-term debt obligations in the highest rating category or (2) issued by an issuer that has a class of short-term debt obligations that are comparable in priority and security with the obligation and that have been rated in the highest rating category for short-term debt obligations, or are otherwise comparable to short-term debt obligations having such a rating.

Illiquid Investments and Restricted Securities

An illiquid security is any security which the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. The Fund must follow strict rules with respect to the liquidity of its portfolio securities, including daily and weekly liquidity requirements. To the extent required by applicable law and SEC guidance, the Fund will not acquire an illiquid security if such acquisition would cause the aggregate value of illiquid securities to exceed 5% of the Fund’s total assets. If at any time the portfolio manager determines that the value of illiquid securities held by the Fund exceeds 5% of the Fund’s total assets, the portfolio manager will take such steps as it considers appropriate to reduce the percentage as soon as reasonably practicable.

Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Under SEC regulations, certain restricted securities acquired through private placements can be traded freely among qualified purchasers. While restricted securities are generally presumed to be illiquid, it may be determined that a particular restricted security is liquid. Investing in these restricted securities could have the effect of increasing the Fund’s illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.

Restricted securities may be sold only (1) pursuant to SEC Rule 144A or another exemption, (2) in privately negotiated transactions or (3) in public offerings with respect to which a registration statement is in effect under the 1933 Act. Rule 144A securities, although not registered in the U.S., may be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. As noted above, the Fund may determine that some Rule 144A securities are liquid. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a restricted security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

Illiquid securities may be difficult to value, and the Fund may have difficulty disposing of such securities promptly. The Fund does not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the U.S.

Investments by Other Funds and by Other Significant Investors

Certain investment companies, including those that are affiliated with the Fund because they are managed by the Manager or an affiliate of the Manager, may invest in the Fund and may at times have substantial investments in one or more funds. Other investors also may at times have substantial investments in one or more funds.

From time to time, the Fund may experience relatively large redemptions or investments due to transactions in fund shares by a fund or other significant investor. The effects of these transactions could adversely affect the Fund’s performance. In the event of such redemptions or investments, the Fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so. Such transactions may increase brokerage and/or other transaction costs of the Fund. A large redemption could cause the Fund’s expenses to increase and could result in the Fund becoming too small to be economically viable. Redemptions of fund shares could also accelerate the realization of taxable capital gains in the Fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund or other significant investor purchases, redeems, or owns a substantial portion of the Fund’s shares.

The Manager and the Subadviser are subject to potential conflicts of interest in connection with investments in the Fund by an affiliated fund due to their affiliation. For example, the Manager or the Subadviser could have the incentive to permit an affiliated fund to become a more significant shareholder (with the potential to cause greater disruption) than would be permitted for an unaffiliated investor. Investments by an affiliated fund may also give rise to conflicts in connection with the voting of fund shares. The Manager, the Subadviser and/or its advisory affiliates intend to seek to address these potential conflicts of interest in the best interests of the Fund’s shareholders, although there can be no assurance that such efforts will be successful. The Manager and the Subadviser will consider how to minimize potential adverse impacts of affiliated fund investments, and, may take such actions as each deems appropriate to address potential adverse impacts, including redemption of shares in-kind, rather than in cash.

London Interbank Offered Rate (“LIBOR”) Replacement and Other Reference Rates Risk

Many debt securities, derivatives, and other financial instruments, including some of the Fund’s investments, utilize benchmark or reference rates such as LIBOR, European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”), and other similar types of reference rates for variable interest rate calculations. Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or other similar types of reference rates or may be subject to interest caps or floors based on such reference rates. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on such reference rates. The elimination of a reference rate or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for—or value of—any securities or payments linked to those reference rates.

The use of LIBOR came under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark due largely to reduced activity in the financial markets that it measures. In 2017, the U.K. Financial Conduct Authority announced that it will no longer encourage nor require banks to submit rates for the calculation of LIBOR after 2021. Such announcement indicates that the continuation of LIBOR cannot be guaranteed after 2021. It is unclear whether LIBOR will continue to exist in its current or a modified form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), the U.S. Federal Reserve began publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. Dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication, such as SONIA in the United Kingdom.

Markets are slowly developing in response to these new rates, and transition planning is at a relatively early stage. Neither the effect of the transition process nor its ultimate success is known. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. The effect of any changes to—or discontinuation of—LIBOR on the Fund will vary depending on, among other things, provisions in individual contracts and whether, how, and when industry participants develop and adopt new reference rates and alternative reference rates for both legacy and new products and instruments. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could materialize prior to the end of 2021.

Money Market Instruments Generally

Money market instruments are short-term IOUs issued by banks or other non-governmental issuers, the U.S. or non-U.S. governments, or state or local governments. Money market instruments generally have maturity dates of 13 months or less, and may pay interest at fixed, floating or adjustable rates, or may be issued at a discount. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand securities (where the interest rate is reset periodically and the holder may demand payment from the issuer or another obligor at any time), preferred shares, fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed commercial paper, other mortgage-backed and asset-backed securities and repurchase agreements. Asset-backed commercial paper refers to a debt security with an original term to maturity of up to 270 days that may be backed by residential and commercial mortgage loans or mortgage-backed securities or other types of receivables. Payments due on asset-backed commercial paper are supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both.

Mortgage-Backed and Other Asset-Backed Securities – Generally

An asset-backed security is a fixed income security that derives its value primarily from cash flows relating to a pool of assets. There are a number of different types of asset-backed and related securities, including mortgage-backed securities, securities backed by other pools of collateral (such as automobile loans, student loans, sub-prime mortgages, and credit card receivables), collateralized mortgage obligations, and collateralized debt obligations.

Asset-backed and mortgage-backed securities differ from conventional bonds in that principal is paid over the life of the securities rather than at maturity. As a result, payments of principal of and interest on mortgage-backed securities and asset-backed securities are made more frequently than are payments on conventional debt securities. The average life of asset-backed and mortgage-backed securities is likely to be substantially less than the original maturity of the underlying asset pools as a result of prepayments or foreclosures of mortgages, as applicable. In addition, holders of mortgage-backed securities and of certain asset-backed securities (such as asset-backed securities backed by home equity loans) may receive unscheduled payments of principal at any time representing prepayments on the underlying mortgage loans or financial assets. When the holder of the security attempts to reinvest prepayments or even the scheduled payments of principal and interest, it may receive a rate of interest that is higher or lower than the rate on the mortgage-backed security or asset-backed security originally held. To the extent that mortgage-backed securities or asset-backed securities are purchased by the Fund at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. To the extent the loans underlying a security representing an interest in a pool of mortgages or other assets are prepaid, the Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be redeemed upon prepayment) or a gain (if the price at which the respective security was acquired by the Fund was at a discount from par). In addition, prepayments of such securities held by the Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value, and will increase the share price of the Fund to the extent the par value of the securities exceeds their market value at the time of prepayment. Prepayments may occur with greater frequency in periods of declining interest rates because, among other reasons, it may be possible for borrowers to refinance their outstanding obligation at lower interest rates. When market interest rates increase, the market values of asset-backed and mortgage-backed securities decline. At the same time, however, refinancing slows, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of asset-backed and mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities.

Changes in the market’s perception of the mortgages or assets backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, will all affect the value of an asset-backed or mortgage-backed security, as will the exhaustion of any credit enhancement.

The risks of investing in asset-backed and mortgage-backed securities ultimately depend upon the payment of the underlying loans by the individual borrowers. In its capacity as purchaser of an asset-backed security or mortgage-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. The risk of non-payment is greater for asset-backed and mortgage-backed securities that are backed by pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting loan repayments may include a general economic turndown and high unemployment. Mortgage-backed securities may be adversely affected by a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Additional information regarding different types of asset-backed and mortgage-backed securities is provided below. Governmental, government-related or private entities may create pools of loan assets offering pass-through investments in addition to those described below. As new types of asset-backed or mortgage-backed securities are developed and offered to investors, the portfolio manager may, consistent with the Fund’s investment objective and policies, consider making investments in such new types of securities.

Mortgage-Backed Securities. Mortgage-backed securities (“MBS”) represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others, to finance purchases of homes, commercial buildings or other real estate. The individual mortgage loans are assembled for sale to investors (such as the Fund) by various governmental or government-related agencies and private organizations, such as dealers.

Government-sponsored MBS. Some government sponsored mortgage-related securities are backed by the full faith and credit of the United States. The Government National Mortgage Association (“Ginnie Mae”), the principal guarantor of such securities, is a wholly owned United States government corporation within the Department of Housing and Urban Development. Other government-sponsored mortgage-related securities are not backed by the full faith and credit of the United States government. Issuers of such securities include Fannie Mae (formally known as the Federal National Mortgage Association) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation). Fannie Mae is a government-sponsored corporation which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae. Freddie Mac is a stockholder-owned corporation chartered by Congress and subject to general regulation by the Department of Housing and Urban Development. Participation certificates representing interests in mortgages from Freddie Mac’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by Freddie Mac. The U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, but there can be no assurances that it will support these or other government-sponsored entities in the future.

Under the Federal Housing Finance Agency’s “Single Security Initiative,” Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of Uniform Mortgage-Backed Securities (“UMBS”), which would generally align the characteristics of Fannie Mae and Freddie Mac participation certificates. In June 2019 Fannie Mae and Freddie Mac are expected to begin issuing UMBS in place of their current offerings of “to be announced”-eligible mortgage-backed securities. The effect of the issuance of UMBS on the market for mortgage-backed securities is uncertain.

Privately Issued MBS. Unlike MBS issued or guaranteed by the U.S. government or certain government-sponsored entities, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself.

In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Adjustable rate mortgage-backed securities. Adjustable rate mortgage-backed securities (“ARMBS”) are pass-through securities collateralized by mortgages with adjustable rather than fixed rates. Adjustable rate mortgages eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for a set number of scheduled monthly payments. After that schedule of payments has been completed, the interest rates of the adjustable rate mortgages are subject to periodic adjustment based on changes to a designated benchmark index.

Mortgages underlying most ARMBS may contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the mortgage. In addition, certain adjustable rate mortgages provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. In the event that market rates of interest rise more rapidly to levels above that of the maximum rate for the adjustable rate mortgages underlying an ARMBS, the ARMBS’ coupon may represent a below market rate of interest. In these circumstances, the market value of the ARMBS will likely have fallen. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgages that remain in the mortgage pool underlying the ARMBS may decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments. In addition, the current yields on ARMBS may be different than market yields during interim periods between coupon reset dates.

Stripped mortgage-backed securities. Stripped mortgage-backed securities (“SMBS”) are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have at least one class receiving only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only class), while the other class will receive all of the principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a NRSRO.

SMBS have greater volatility than other types of securities. Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, the secondary market for SMBS may be more volatile and have lower liquidity than that for other MBS, potentially limiting the Fund’s ability to buy or sell SMBS at any particular time.

Collateralized mortgage obligations. Another type of security representing an interest in a pool of mortgage loans is known as a collateralized mortgage obligation (“CMO”). CMOs represent interests in a short-term, intermediate-term or long-term portion of a mortgage pool. Each portion of the pool receives monthly interest payments, but the principal repayments pass through to the short-term CMO first and to the long-term CMO last. A CMO permits an investor to more accurately predict the rate of principal repayments. CMOs are issued by private issuers, such as broker-dealers, and by government agencies, such as Fannie Mae and Freddie Mac. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage-backed securities. In addition, in the event of a bankruptcy or other default of a broker that issued the CMO held by the Fund, the Fund could experience delays in liquidating both its position and losses. The Fund may invest in CMOs in any rating category of the recognized rating services and may invest in unrated CMOs. The Fund may also invest in “stripped” CMOs, which represent only the income portion or the principal portion of the CMO. The values of stripped CMOs are very sensitive to interest rate changes; accordingly, these instruments present a greater risk of loss than conventional mortgage-backed securities.

Tiered index bonds. Tiered index bonds are relatively new forms of mortgage-related securities. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined “strike” rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the “strike” rate, the interest rate of the tiered index bond will decrease. Thus, under these circumstances, the interest rate on a tiered index bond, like an inverse floater, will move in the opposite direction of prevailing interest rates, with the result that the price of the tiered index bond would decline and may be considerably more volatile than that of a fixed-rate bond.

Other Asset-Backed Securities – Additional Information

Similar to mortgage-backed securities, other types of asset-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. These securities include securities backed by pools of automobile loans, educational loans, home equity loans, and credit card receivables. The underlying pools of assets are securitized through the use of trusts and special purpose entities. These securities may be subject to the risks described above under “Mortgage-Backed and Other Asset-Backed Securities — General,” including risks associated with changes in interest rates and prepayment of underlying obligations.

Certain types of asset-backed securities present additional risks that are not presented by mortgage-backed securities. In particular, certain types of asset-backed securities may not have the benefit of a security interest in the related assets. For example, many securities backed by credit card receivables are unsecured. Even when security interests are present, the ability of an issuer of certain types of asset-backed securities to enforce those interests may be more limited than that of an issuer of mortgage-backed securities. For instance, automobile receivables generally are secured by automobiles rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. In addition, because of the large number of underlying vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the automobiles. Therefore, recoveries on repossessed automobiles may not be available to support payments on these securities.

In addition, certain types of asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. In the case of certain consumer debt, such as credit card debt, debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on their credit cards (or other debt), thereby reducing their balances due. For instance, a debtor may be able to offset certain damages for which a court has determined that the creditor is liable to the debtor against amounts owed to the creditor by the debtor on his or her credit card.

Additionally, an asset-backed security is subject to risks associated with the servicing agent’s or originator’s performance. For example, a servicing agent or originator’s mishandling of documentation related to the underlying collateral

(e.g., failure to properly document a security interest in the underlying collateral) may affect the rights of the security holders in and to the underlying collateral.

Asset-backed commercial paper. The Fund may purchase commercial paper, including asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to the Fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and the Fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Municipal Securities

Municipal securities (which are also referred to herein as “municipal obligations” or “municipal bonds”) generally include debt obligations (including, but not limited to bonds, notes or commercial paper) issued by or on behalf of any of the 50 U.S. states and the District of Columbia and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participations or other interests in these securities and other related investments. The interest paid on municipal securities is generally excluded from gross income for regular U.S. federal income tax purposes, although it may be subject to the U.S. federal alternative minimum tax (“AMT”). With the exceptions of New York Tax Free Money Market Fund, Tax Free Reserves and Select Tax Free Reserves, the Fund does not anticipate holding municipal securities in sufficient quantities to qualify to pay exempt-interest dividends and, as a result, distributions to shareholders are expected to be treated for federal income tax purposes as ordinary dividends without regard to the character of any interest that was received on municipal securities.

Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.

The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond to pay interest and repay principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Private Activity Bonds. Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Under U.S. federal income tax law, interest on municipal bonds issued after August 7, 1986 which are specified private activity bonds, and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such private activity bonds, will be treated as an item of tax preference for purposes of the AMT. For regular U.S. federal income tax purposes such interest is tax-exempt. Bonds issued in 2009 and 2010 generally will not be treated as private activity bonds, and interest earned on such bonds generally will not be treated as a tax preference item.

Industrial Development Bonds. Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the AMT.

Tender Option Bonds. In a tender option bond (“TOB”) transaction, a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floaters”) and residual interest certificates (“TOB Residuals” also known as an “inverse floaters”) and utilizes the proceeds of such issuance to purchase a bond, typically a fixed-rate municipal bond (“Fixed Rate Bond”). The Fund may invest in both TOB Floaters and TOB Residuals. The Fund may purchase a TOB Residual in the secondary market or purchase a TOB Residual from a TOB Trust where the Fixed-Rate Bond held by the TOB Trust was either owned or identified by the Fund. The TOB Floaters typically have first priority on the cash flow from the Fixed Rate Bond held by the trust, and the remaining cash flow, less certain expenses, is paid to holders of the TOB Residuals. Where the Fixed-Rate Bond held by the TOB Trust was either owned or identified by the Fund, the net proceeds of the sale of the TOB Floaters, after expenses, may be received by the Fund and may be invested in additional securities. This would generate economic leverage for the Fund.

TOB Residuals in which the Fund will invest will pay interest or income that, in the opinion of counsel to the applicable TOB Trust, is exempt from regular U.S. federal income tax. Neither the Fund, nor the Manager, nor the Subadviser will conduct its own analysis of the tax status of the interest or income paid by residual interest held by the Fund, but will rely on the opinion of counsel to the applicable TOB Trust. There is a risk that the Fund will not be considered the owner of a TOB for federal income tax purposes, and in that case it would not be entitled to treat such interest as exempt from federal income tax.

Typically, a liquidity provider is engaged to purchase the TOB Floaters at their original purchase price plus accrued interest upon the occurrence of certain events, such as the failure to remarket a certain percentage of the floating rate interests in a timely fashion, the downgrading (but typically not below investment grade or in connection with events indicating that bankruptcy of the issuer may be likely) of the bonds held by the TOB Trust, or certain regulatory or tax events. A fund participating in a TOB transaction will bear the fees paid to the liquidity provider for providing the put option to the holders of the TOB Floaters. If the liquidity provider acquires the TOB Floaters upon the occurrence of an event described above, the liquidity provider generally will be entitled to an in-kind distribution of the Fixed Rate Bond held by the TOB Trust or to cause the TOB Trust to sell the securities and distribute the proceeds to the liquidity provider.

The TOB Trust may be collapsed without the consent of the Fund upon the occurrence of tender option termination events (“TOTEs”) and mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs typically include the bankruptcy or default of the issuer of the Fixed-Rate Bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the Fixed-Rate Bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the Fixed-Rate Bonds, and a judgment or ruling that interest on the Fixed-Rate Bonds is subject to U.S. federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Floaters, the inability of the TOB Trust to obtain renewal of the liquidity support agreement, and a substantial decline in the market value of the Fixed-Rate Bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent of the TOB Floaters and the liquidity provider. In the case of an MTE, after the payment of fees, the holders of the TOB Floaters would be paid senior to the TOB Residual holders. In contrast, generally in the case of a TOTE, after payment of fees, the holders of TOB Floaters and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.

The Fund may invest in a TOB Trust on either a non-recourse and recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a third-party bank or other financial institution (the “liquidity provider”) that allows the holders of the TOB Floaters to tender their TOB Floaters in exchange for payment of par plus accrued interest on any business day (subject to the non-occurrence of a TOTE described above). Depending on the structure of the TOB Trust, the liquidity provider may purchase the tendered TOB Floaters, or the TOB Trust may draw upon a loan from the liquidity provider to purchase the tendered TOB Floaters.

When the Fund invests in TOB Trusts on a non-recourse basis, and the liquidity provider is required to make a payment under the liquidity facility, the liquidity provider will typically liquidate all or a portion of the fixed-income bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If the Fund invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with the liquidity provider pursuant to which the Fund is required to reimburse the liquidity provider the amount of any Liquidation Shortfall. As a result, if the Fund invests in a recourse TOB Trust, the Fund will bear the risk of loss with respect to any Liquidation Shortfall. The net economic effect of this agreement is to treat the Fund as though it had entered into a special type of reverse repurchase agreement pursuant to which the Fund is required to repurchase the municipal bonds or other securities upon the occurrence of certain events. Such an arrangement may expose the Fund to a risk of loss that exceeds its investment in the TOB and the residual interest income received by the Fund.

In a non-recourse transaction, the Fund does not expect to pay the liquidity provider in the event that it suffers a loss. However, the Fund might incur a loss if the liquidity provider liquidates the TOB Trust at an inopportune time. Even if a TOB transaction was entered into on a non-recourse basis, under certain circumstances it might be in the Fund’s interest to later agree to a recourse arrangement in order to prevent the liquidity provider from terminating the TOB Trust at that time.

Transactions in the short-term floating rate interests of TOBs are generally facilitated by a remarketing agent for the TOB Trust, which sets an interest rate for the securities periodically, usually every 7-35 days. Holders of the floating rate securities usually have the right to require the TOB Trust or a specified third party acting as agent for the TOB Trust (such as the liquidity provider) to purchase the bonds, usually at par plus accrued interest, at a certain time or times prior to maturity or upon the occurrence of specified events or conditions. The put option or tender option right is typically available to the investor on a periodic (daily, weekly or monthly) basis. Typically, the put option is exercisable on dates on which the interest rate changes. A failure to remarket typically requires the liquidity provider to purchase the floating rate interests and in turn the liquidity provider may have recourse to the TOB Trust and to the Fund, as described above. A fund participating in a TOB transaction will also bear the fees paid to the remarketing agent and or tender agent for providing services to the TOB Trust.

If the Fund purchases all or a portion of the short-term floating rate securities sold by the TOB Trust, it is usually permitted to surrender those short-term floating rate securities together with a proportionate amount of residual interests to the trustee of the TOB Trust in exchange for a proportionate amount of the municipal bonds or other securities held by the TOB Trust.

In December 2013, U.S. regulators finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), both of which place restrictions on TOB Trust sponsors and their participation in TOB transactions. TOB Trusts and related transactions are generally considered to be subject to the limitations of the Volcker Rule and, thus, may not be sponsored by a banking entity absent an applicable exemption. No exemption to the Volcker Rule exists that would allow covered banking entities to sponsor TOB Trusts in the same manner as they did prior to the Volcker Rule’s compliance date in 2017.

In response to the Volcker Rule, industry participants developed alternative structures for TOB financings in which service providers are engaged to assist with establishing, structuring and sponsoring TOB Trusts. The service providers, such as administrators, liquidity providers, trustees and remarketing agents act at the direction of, and as agent of, the Fund holding residual interests of the TOB trust. This new structure and any other strategies that may be developed to address the Volcker Rule may be more or less advantageous to the Fund than obtaining leverage through existing TOB transactions. In addition, the Fund, rather than a bank entity, may be the sponsor of the TOB Trust and undertakes certain responsibilities that previously belonged to the sponsor bank. Although the Fund may use third-party service providers to complete some of these additional responsibilities, being the sponsor of the TOB Trust may give rise to certain additional risks including compliance, securities law and operational risks.

The Risk Retention Rules, which took effect in 2016, require the sponsor of a TOB Trust to retain at least five percent of the credit risk of the underlying assets supporting the TOB Trust’s underlying securities. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances. Other accounts managed by the subadviser may contribute bonds to a TOB Trust into which the Fund has contributed bonds. If multiple accounts/funds managed by the subadviser participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will generally be shared among the funds/accounts ratably in proportion to their participation in the TOB Trust.

Municipal Leases. Municipal leases or installment purchase contracts are issued by a U.S. state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations are typically secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult or, if sold, may not fully cover the Fund’s exposure.

Participation Interests. Tax-exempt participation interests in municipal obligations (such as private activity bonds and municipal lease obligations) are typically issued by a financial institution. A participation interest gives the Fund an undivided interest in the municipal obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. The Fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the Fund’s participation in the security, plus accrued interest.

Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of the Fund. The issuer of the participation interest may bear the cost of insurance backing the participation interest, although the Fund may also purchase insurance, in which case the cost of insurance will be an expense of the Fund. Participation interests may be sold prior to maturity. Participation interests may include municipal lease obligations. Purchase of a participation interest may involve the risk that the Fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation.

Municipal Notes. There are four major varieties of municipal notes: Tax and Revenue Anticipation Notes (“TRANs”); Tax Anticipation Notes (“TANs”); Revenue Anticipation Notes (“RANs”); and Bond Anticipation Notes (“BANs”). TRANs, TANs and RANs are issued by U.S. states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Many TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds to be issued prior to the maturity of the BANs. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Although tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.

Demand Instruments. Municipal bonds may be issued as floating- or variable-rate securities subject to demand features (“demand instruments”). Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to redeem the investment. Variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes.

These floating and variable rate instruments are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments include participation interests in variable- or fixed-rate municipal obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying municipal obligations may be fixed, the terms of the participation interest may result in the Fund receiving a variable rate on its investment.

Because of the variable nature of the instruments when prevailing interest rates decline, the yield on these instruments generally will decline. On the other hand, during periods when prevailing interest rates increase, the yield on these instruments generally will increase and the instruments will have less risk of capital depreciation than instruments bearing a fixed rate of return.

Stand-By Commitments. Under a stand-by commitment a dealer agrees to purchase, at the Fund’s option, specified municipal obligations held by the Fund at a specified price and, in this respect, stand-by commitments are comparable to put options. A stand-by commitment entitles the holder to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The Fund will be subject to credit risk with respect to an institution providing a stand-by commitment and a decline in the credit quality of the institution could cause losses to the Fund.

The Fund will generally acquire stand-by commitments to facilitate fund liquidity. The cost of entering into stand-by commitments will increase the cost of the underlying municipal obligation and similarly will decrease such security’s yield to investors. Gains, if any, realized in connection with stand-by commitments will be taxable.

Taxable Municipal Obligations. The market for U.S. taxable municipal obligations is relatively small, which may result in a lack of liquidity and in price volatility of those securities. Interest on taxable municipal obligations is includable in gross income for regular U.S. federal income tax purposes. While interest on taxable municipal obligations may be exempt from personal taxes imposed by the U.S. state within which the obligation is issued, such interest will nevertheless generally be subject to all other U.S. state and local income and franchise taxes.

Additional Risks Relating to Municipal Securities

Tax Risk. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. government. Failure by the issuer to comply after the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

From time to time, proposals have been introduced before the U.S. Congress for the purpose of restricting or eliminating the U.S. federal income tax exemption for interest on municipal obligations. In this regard, for bonds issued after December 31, 2017, the tax-advantaged treatment previously available to “tax credit bonds” and “advance refunding bonds” is no longer available. Further, similar proposals may be introduced in the future. In addition, the U.S. federal income tax exemption has been, and may in the future be, the subject of litigation. If one of these proposals were enacted, or if any such litigation were adversely decided, the availability of tax-exempt obligations for investment by the Fund and the value of the Fund’s investments could be affected.

Opinions relating to the validity of municipal obligations and to the exclusion of interest thereon from gross income for regular federal and/or state income tax purposes are rendered by bond counsel to the respective issuers at the time of issuance. The Fund and its service providers will rely on such opinions and will not review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

Information Risk. Information about the financial condition of issuers of municipal obligations may be less available than about corporations whose securities are publicly traded.

U.S. State and Federal Law Risk. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the U.S. federal Bankruptcy Code, and laws, if any, that may be enacted by the U.S. Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal obligations may be materially affected.

Market and Ratings Risk. The yields on municipal obligations are dependent on a variety of factors, including economic and monetary conditions, general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. Adverse economic, business, legal or political developments might affect all or substantial portions of the Fund’s municipal obligations in the same manner.

Unfavorable developments in any economic sector may have far-reaching ramifications for the municipal market overall or any state’s municipal market. Although the ratings of tax-exempt securities by ratings agencies are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of the ratings agency, at the time of issuance of the rating, of the economic viability of the issuer of a general obligation bond or, with respect to a revenue bond, the special revenue source, with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation, but do not reflect an assessment of the market value of the obligation. See Appendix B for additional information regarding ratings. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal obligations of the same maturity and coupon with different ratings may have the same yield.

Risks Associated with Sources of Liquidity or Credit Support. Issuers of municipal obligations may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts and demand features, and insurance, provided by U.S. or non-U.S. entities such as banks and other financial institutions. Changes in the credit quality of the entities providing the enhancement could affect the value of the securities or the Fund’s share price. U.S. banks and certain financial institutions are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. Non-U.S. banks and financial institutions may be less regulated than their U.S. counterparts and may be subject to additional risks, such as those relating to foreign economic and political developments and foreign governmental restrictions. The profitability of the banking industry is largely dependent upon the availability and cost of capital for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of the banking industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Other. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the portfolio manager believes to be a temporary disparity in the normal yield relationship between the two securities. In general, the secondary market for tax-exempt securities in the Fund’s portfolio may have lower liquidity than that for taxable fixed income securities. Accordingly, the ability of the Fund to make purchases and sales of securities in the foregoing manner may be limited. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, but instead due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

Risks Inherent in an Investment in Different Types of Municipal Securities

General Obligation Bonds. General obligation bonds are backed by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors. Some such factors are the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control.

Industrial Development Revenue Bonds (“IDRs”). IDRs are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors, which may have an adverse impact on the credit quality of the particular company or industry.

Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services, as well as competition from other health care facilities and providers. There can be no assurance that payments under governmental programs will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single-family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities.

Power Facility Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates that they may charge their customers, the demand for a utility’s services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility’s results of operations. The portfolio manager cannot predict with certainty the effect of such factors on the ability of issuers to meet their obligations with respect to bonds.

Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of “no growth” zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors of which an investor should be aware are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds and the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.

Lease Rental Bonds. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase of equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments, which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rents cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

Capital Improvement Facility Bonds. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

Moral Obligation Bonds. A moral obligation bond is a type of revenue bond issued by a state or municipality pursuant to legislation authorizing the establishment of a reserve fund to pay principal and interest payments if the issuer is unable to meet its obligations. The establishment of such a reserve fund generally requires appropriation by the state legislature, which is not legally required. Accordingly, the establishment of a reserve fund is generally considered a moral commitment but not a legal obligation of the state or municipality that created the issuer.

Pre-Refunded Bonds. Pre-refunded bonds are typically secured by direct obligations of the U.S. government, or in some cases obligations guaranteed by the U.S. government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally non-callable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity. For credit ratings purposes, pre-refunded bonds are deemed to be unrated. The Subadviser determines the credit quality of pre-refunded bonds based on the quality of the escrowed collateral and such other factors as the Subadviser deems appropriate.

Airport, Port and Highway Revenue Bonds. Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The portfolio manager cannot predict what effect conditions may have on revenues which are required for payment on these bonds.

Special Tax Bonds. Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Examples of such special taxes are a tax on the rental of a hotel room, the purchase of food and beverages, the rental of automobiles or the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects financed by bond proceeds are located. Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a state or local government’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between the attorneys general of 46 states (Florida, Minnesota, Mississippi and Texas all settled independently) and six other U.S. jurisdictions (including the District of Columbia, Puerto Rico and Guam), and the four largest U.S. tobacco manufacturers at that time (Philip Morris, RJ Reynolds, Brown & Williamson, and Lorillard). Subsequently, smaller tobacco manufacturers signed on to the MSA. The MSA basically provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releases of all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Annual payments are highly dependent on annual domestic cigarette shipments and inflation, as well as several other factors. As a result, payments made by tobacco manufacturers could be reduced if there is a decrease in tobacco consumption over time. A market share loss by the MSA companies to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy could cause delays or reductions in bond payments.

Certain tobacco settlement revenue bonds are issued with “turbo” redemption features. Under this turbo structure, all available excess revenues are applied as an early redemption to the designated first turbo maturity until it is completely repaid, and then to the next turbo maturity until paid in full, and so on. The result is that the returned principal creates an average maturity that could be much shorter than the legal final maturity.

Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

Convention Facility Bonds. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

Correctional Facility Bonds. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations. An issuer’s ability to pay its lease obligations under these bonds could be adversely affected by a number of factors, including insufficient occupancy rates, unanticipated costs (such as legal claims), or the reduction or discontinuation of legislative appropriations.

Land-Secured or “Dirt” Bonds. Land-secured or “dirt” bonds are issued in connection with special taxing districts that are organized to plan and finance infrastructure development to induce residential, commercial and industrial growth and redevelopment. Obligations under these bonds are generally payable solely from taxes (using methods such as tax assessments, special taxes or tax increment financing) or other revenues attributable to the specific projects financed by the bonds, without recourse to the credit or taxing power of related or overlapping municipalities. The projects to which these bonds relate often are exposed to real estate development-related risks, such as the failure of property development, unavailability of financing, extended vacancies of properties, increased competition, limitations on rents, changes in neighborhood values, lessening demand for properties, and changes in interest rates. These real estate risks may be heightened if a project is subject to foreclosure and, in that event, the Fund, as a holder of the bonds, might be required to pay certain maintenance or operating expenses or taxes relating to the project. In addition, the bonds financing these projects may have more taxpayer concentration risk than general tax-supported bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if a development fails to progress as anticipated or if taxpayers fail to pay the assessments, fees and taxes as provided in the financing plans of the projects.

New York Municipal Obligations

Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or New York and the resulting impact on the State will not adversely affect the market value of New York municipal obligations held by the Fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of New York municipal obligations. There is no obligation on the part of the state to make payments on those securities in the event of default.

For further information concerning the economy of New York, see Appendix D to this SAI. The summary set forth above and in Appendix D is included for the purpose of providing a general description of the State of New York’s credit and financial conditions, is based on information from statements of issuers of New York municipal obligations, and does not purport to be complete. The Fund is not responsible for the accuracy, completeness or timeliness of this information.

Municipal Obligations of Other U.S. Territories

Municipal securities include the obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions (such as the U.S. Virgin Islands and Guam). Payment of interest and preservation of principal is dependent upon the continuing ability of such issuers and/or obligors of territorial, municipal and public authority debt obligations to meet their obligations thereunder. The sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by such issuers.

Puerto Rico. Municipal securities of issuers located in the Commonwealth of Puerto Rico may be affected by political, social and economic conditions in Puerto Rico. Puerto Rico’s economy has been in a recession since late 2006, which has contributed to a steep increase in unemployment rates, funding shortfalls of state employees’ retirement systems, a budget deficit resulting from a structural imbalance, and reduced government revenues. In May 2017, Puerto Rico made a filing in the U.S. District Court in Puerto Rico to commence a debt restructuring process similar to that of a traditional municipal bankruptcy. Puerto Rico had previously defaulted on certain agency debt payments and the Governor had warned of its inability to meet additional pending obligations, including under general obligation bonds.

The debt restructuring process commenced by Puerto Rico is under a federal law for insolvent U.S. territories, called Promesa. Puerto Rico’s case is the first ever heard under Promesa for which there is no existing body of court precedent. Accordingly, Puerto Rico’s debt restructuring process could take significantly longer than recent municipal bankruptcy proceedings adjudicated pursuant to Chapter 9 of the U.S. Bankruptcy Code.

It is not clear whether a debt restructuring process will ultimately be approved or, if so, the extent to which it will apply to Puerto Rico municipal securities sold by an issuer other than the Commonwealth. A debt restructuring could reduce the principal amount due, the interest rate, the maturity and other terms of Puerto Rico municipal securities. These changes, as well as the delay imposed by the debt restructuring process itself, could adversely affect the value of Puerto Rico municipal securities. The court filing made by Puerto Rico could also have a negative impact on the value of Puerto Rico municipal securities that are not subject to the debt restructuring process. In addition, Puerto Rico municipal securities remain subject to all of the other risks applicable to fixed income securities, including the risk of non-payment. To the extent that the Fund holds any Puerto Rico municipal securities, the Fund may lose some or all of the value of those investments.

These challenges and uncertainties have been exacerbated by Hurricane Maria, which directly hit Puerto Rico on September 20, 2017, causing significant damage to the island’s infrastructure (including water, power and telecommunications) and to governmental, personal and business property. Moody’s Analytics has estimated that the island suffered tens of billions of dollars in hurricane-related damages. It is unknown what impact this disaster will have on the ongoing efforts to restructure Puerto Rico’s debt.

The following is a brief summary of certain factors affecting Puerto Rico’s economy and does not purport to be a complete description of such factors.

The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, transportation, communications and public utilities and other services, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

Most external factors that affect the Puerto Rico economy are determined by the policies and performance of the United States. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures.

Guam. General obligations and/or revenue bonds of issuers located in Guam may be affected by political, social and economic conditions in Guam. The following is a brief summary of factors affecting the economy of Guam and does not purport to be a complete description of such factors.

Guam, the westernmost territory of the U.S., is located 3,800 miles to the west-southwest of Honolulu, Hawaii and approximately 1,550 miles south-southeast of Tokyo, Japan. The population of Guam was estimated to be 167,402 in July 2019. Guam’s unemployment rate was at 4.6% as of June 2019.

Guam’s economy depends in large measure on tourism and the U.S. military presence, each of which is subject to uncertainties as a result of global economic, social and political events. Tourism, particularly from Japan, which has been a source of a majority of visitors to Guam, represents the primary source of income for Guam’s economy. A weak economy, war, severe weather, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond Guam’s control, can adversely affect its tourism industry. Guam is also exposed to periodic typhoons, tropical storms, super typhoons and earthquakes, such as the March 2011 earthquake and tsunami that occurred in Japan and caused a decline in tourism for a period of time. The U.S. military presence also affects economic activity on Guam in various ways and recently has been a positive contributor to the economy. The U.S. Department of Defense plans to relocate certain military forces from Okinawa, Japan to Guam in the future. Nevertheless, economic, geopolitical, and other influences which are beyond Guam’s control could cause the U.S. military to reduce its existing presence on Guam or forgo any planned enhancements to its presence on Guam. Any reduction in tourism or the U.S. military presence could adversely affect Guam’s economy.

United States Virgin Islands. General obligations and/or revenue bonds of issuers located in the U.S. Virgin Islands may be affected by political, social and economic conditions in the U.S. Virgin Islands. The territory has experienced high levels of debt, increasing pension obligations and a declining population. The credit rating of certain bonds issued by the territory are rated below investment grade due to a perceived increased possibility that the territory may be forced to restructure its debts to address its financial problems.

In September 2017, the territory was hit by two hurricanes within the span of two weeks. Together, the hurricanes caused significant damage to the most populated islands, including to their infrastructure, hospitals, homes and other structures.

The following is a brief summary of factors affecting the economy of the U.S. Virgin Islands and does not purport to be a complete description of such factors.

The U.S. Virgin Islands consists of four main islands: St. Croix, St. Thomas, St. John, and Water Island and approximately 70 smaller islands, islets and cays. The total land area is about twice the size of Washington, D.C.

The U.S. Virgin Islands is located 60 miles east of Puerto Rico and 1,075 miles south of Miami, Florida in the Caribbean Sea and the Atlantic Ocean. The population of the U.S. Virgin Islands was estimated to be 104,909 in July 2019.

Tourism, trade, and other services, including manufacturing (rum distilling, watch assembly, pharmaceuticals, and electronics), are the primary economic activities, accounting for a substantial portion of the Virgin Island’s gross domestic product and civilian employment. The agricultural sector is small, with most of the islands’ food being imported. A weak economy, severe weather, war, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond the control of the territory, can adversely affect its tourism and other industries.

Repurchase Agreements

Under the terms of a typical repurchase agreement, the Fund would acquire one or more underlying debt securities from a counterparty (typically a bank or a broker-dealer), subject to the counterparty’s obligation to repurchase, and the Fund to resell, the securities at an agreed-upon time and price. The Fund may enter into repurchase agreements where the underlying collateral consists entirely of cash items and/or securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises. The Fund may also enter into repurchase agreements where the underlying collateral consists of other types of securities, including securities the Fund could not purchase directly. For such repurchase agreements, the underlying securities which serve as collateral may include, but are not limited to, U.S. government securities, municipal securities, corporate debt obligations, asset-backed securities (including collateralized mortgage obligations (“CMOs”)), convertible securities and common and preferred stock and may be of below investment grade quality. The repurchase price is typically greater than the purchase price paid by the Fund, thereby determining the Fund’s yield. A repurchase agreement is similar to, and may be treated as, a secured loan, where the Fund loans cash to the counterparty and the loan is secured by the underlying securities as collateral. All repurchase agreements entered into by the Fund are required to be collateralized so that at all times during the term of a repurchase agreement, the value of the underlying securities is at least equal to the amount of the repurchase price. Also, the Fund or its custodian is required to have control of the collateral, which the portfolio manager believes will give the Fund a valid, perfected security interest in the collateral.

Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its right to them, the risk that there may be a limited market or no market for disposition of such underlying securities, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. The Fund will seek to mitigate these risks but there is no guarantee that such efforts will be successful. If the Fund enters into a repurchase agreement involving securities the Fund could not purchase directly, and the counterparty defaults, the Fund may become the holder of such securities. Repurchase agreements collateralized by securities other than U.S. government securities may be subject to greater risks and are more likely to have a term to maturity of longer than seven days. Repurchase agreements with a maturity of more than seven days are considered to be illiquid.

Repurchase agreements may be entered into or novated with a financial clearinghouse, which would become the Fund’s counterparty. The Fund would then become subject to the rules of the clearinghouse, which may limit the Fund’s rights and remedies (including recourse to collateral) or delay or restrict the rights and remedies, and expose the Fund to the risks of the clearinghouses’ insolvency.

Pursuant to an exemptive order issued by the SEC, the Fund, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint accounts for the purpose of entering into repurchase agreements secured by cash and U.S. government securities, subject to certain conditions.

Reverse Repurchase Agreements (Except for Institutional U.S. Treasury Reserves, Premier Institutional U.S. Treasury Reserves, Premium U.S. Treasury Reserves and U.S. Treasury Reserves)

The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement has the characteristics of a secured borrowing by the Fund and creates leverage in the Fund’s portfolio. In a reverse repurchase transaction, the Fund sells a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the Fund received when it sold the instrument, representing the equivalent of an interest payment by the Fund for the use of the cash. During the term of the transaction, the Fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.

The Fund may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in the Fund’s Prospectus or this SAI, the Fund may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the Fund’s portfolio manager in other securities or instruments in an effort to increase the Fund’s investment returns.

During the term of the transaction, the Fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When the Fund reinvests the proceeds of a reverse repurchase agreement in other securities, the Fund will also be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other forms of leverage, this makes the value of an investment in the Fund more volatile and increases the Fund’s overall investment exposure. In addition, if the Fund’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the Fund’s return.

When the Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent or otherwise default on its obligations to the Fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.

In addition, the Fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the Fund’s strategy and result in lower fund returns. At the time the Fund enters into a reverse repurchase agreement, the Fund is required to set aside cash or other appropriate liquid securities in the amount of the Fund’s obligation under the reverse repurchase agreement or take certain other actions in accordance with SEC guidelines, which may affect the Fund’s liquidity and ability to manage its assets. Although complying with SEC guidelines would have the effect of limiting the amount of fund assets that may be committed to reverse repurchase agreements and other similar transactions at any time, it does not otherwise mitigate the risks of entering into reverse repurchase agreements.

The Fund will not engage in reverse repurchase agreements if its total borrowings exceed 33-1/3% of its total assets.

Risks Associated with Sources of Liquidity or Credit Support

Issuers of obligations may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts and demand features, and insurance, provided by U.S. or non-U.S. entities such as banks and other financial institutions. Changes in the credit quality of the entities providing the enhancement could affect the value of the securities or the Fund’s share price. U.S. banks and certain financial institutions are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. Non-U.S. banks and financial institutions may be less regulated than their U.S. counterparts and may be subject to additional risks, such as those relating to foreign economic and political developments and foreign governmental restrictions. The profitability of the banking industry is largely dependent upon the availability and cost of capital for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of the banking industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Securities Lending (Except for Institutional U.S. Treasury Reserves, Premier Institutional U.S. Treasury Reserves, Premium U.S. Treasury Reserves and U.S. Treasury Reserves)

The Fund may lend its portfolio securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of such securities, is continuously maintained by the other party with the Fund. During the pendency of the transaction, the other party will pay the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed upon amount of interest income from the other party who has delivered equivalent collateral. These transactions are subject to termination at the option of the Fund or the other party. The Fund may pay administrative and custodial fees in connection with these transactions and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the other party or placing agent or broker. Although voting rights or rights to consent with respect to the relevant securities generally pass to the other party, the Fund will make arrangements to vote or consent with respect to a material event affecting such securities. SEC guidance currently states that a fund may loan securities equal in value to no more than one third of its total asset value, including collateral received in connection with such transactions (at market value computed at the time of the transaction). The risks in lending portfolio securities include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The Fund runs the risk that the counterparty to a loan transaction will default on its obligation and that the value of the collateral received may decline before the Fund can dispose of it. If the Fund receives cash as collateral and invests that cash, the Fund is subject to the risk that the collateral will decline in value before the Fund must return it to the counterparty. Subject to the foregoing, loans of fund securities are effectively borrowings by the Fund and have economic characteristics similar to reverse repurchase agreements. The Fund does not currently intend to engage in securities lending, although it may engage in transactions (such as reverse repurchase agreements) which have similar characteristics.

Structured Instruments

Structured instruments are money market instruments that have been structured to meet the regulatory requirements for investment by money market funds, typically by a bank, broker/dealer or other financial institution. They generally consist of a trust or partnership through which the Fund holds an interest in one or more underlying bonds or other debt obligations coupled with a conditional right to sell (“put”) the Fund’s interest in the underlying bonds at par plus accrued interest to a financial institution. With respect to tax-exempt instruments, the instrument is typically structured as a trust or partnership which provides for pass-through tax-exempt income. Structured instruments in which the Fund may invest include: (1) tender option bonds, (2) swap products, in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating money market interest rate; and (3) partnerships, which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement. Structured instruments may be more volatile, have lower liquidity and may be more difficult to price accurately than less complex securities or more traditional debt securities.

These types of instruments raise certain tax, legal, regulatory and accounting issues which may not be presented by direct investments in debt obligations. There is some risk that certain of these issues could be resolved in a manner that could adversely impact the performance of the Fund.

Temporary Defensive Investing

The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in any type of investment grade, government, corporate and money market instruments and short-term debt securities or holding cash without regard to any percentage limitations. Although the portfolio manager has the ability to take defensive positions, they may choose not to do so for a variety of reasons, even during volatile market conditions.

U.S. Government Securities

U.S. Government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years); (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government (such as certificates issued by the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities (such as securities issued by the Federal National Mortgage Association); or (d) only the credit of the agency or instrumentality (such as securities issued by the Federal Home Loan Mortgage Corporation); and (3) obligations issued by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to a market crisis or otherwise. Agencies and instrumentalities of the U.S. Government include but are not limited to: Farmers Home Administration, Export-Import Bank of the United States, Federal Housing Administration, Federal Land Banks, Federal Financing Bank, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Bank System, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, General Services Administration, Government National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Maritime Administration, Small Business Administration, Tennessee Valley Authority, Washington D.C. Armory Board and any other instrumentality established or sponsored by the U.S. Government.

In the case of obligations not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates and other factors. In addition, any downgrade of the credit rating of the securities issued by the U.S. Government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities.

U.S. Treasury Obligations

U.S. Treasury obligations are direct debt obligations issued by the U.S. government. Treasury bills, with maturities normally from 4 weeks to 52 weeks, are typically issued at a discount as they pay interest only upon maturity. Treasury bills are non-callable. Treasury notes have a maturity between two and ten years and typically pay interest semi-annually, while Treasury bonds have a maturity of over ten years and pay interest semi- annually. U.S. Treasury obligations also include STRIPS, TIPS, and FRNs. STRIPS are Treasury obligations with separately traded principal and interest component parts of such obligations that are transferable through the federal book-entry system. The principal and interest components of U.S. Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the STRIPS program. Under the STRIPS program, the principal and interest components are separately issued through depository financial institutions, which then trade the component parts separately. Each interest payment and the principal payment becomes a separate zero-coupon security. STRIPS pay interest only at maturity. The interest component of STRIPS may be more volatile than that of U.S. Treasury bills with comparable maturities. TIPS are Treasury Inflation-Protected Securities, the principal of which increases with inflation and decreases with deflation. The inflation adjustment is based on a two month-lagged value of the non-seasonally adjusted Consumer Price Index for Urban Consumers (CPI-U). TIPS entitle the holder, upon maturity, to the adjusted principal or original principal, whichever is greater, thus providing a deflation floor. TIPS pay interest twice a year, at a fixed rate. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. However, because the interest rate is fixed, TIPS may lose value when market interest rates increase, particularly during periods of low inflation. FRNs are floating rate notes, the interest on which is indexed to the most recent 13-week Treasury bill auction High Rate, which is the highest accepted discount rate in a Treasury bill auction.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.

The Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a corporate bond index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters may provide the Fund with a certain degree of protection against rising interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

The Fund may also invest in variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Fund to dispose of a variable or floating rate note if the issuer were to default on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the Fund can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

When-Issued Securities and Forward Commitments

Securities may be purchased on a “when-issued” or “to be announced” or “forward delivery” basis. Institutional U.S. Treasury Reserves, Premier Institutional U.S. Treasury Reserves, Premium U.S. Treasury Reserves and U.S. Treasury Reserves will not invest in securities on a “to be announced” basis. The payment obligation and the interest rate that will be received on the “when-issued” securities are fixed at the time the buyer enters into the commitment although settlement, i.e., delivery of and payment for the securities, takes place at a later date. In a “to be announced” transaction, the Fund commits to purchase securities for which all specific information is not known at the time of the trade.

Securities purchased on a “when-issued” or “forward delivery” basis are subject to changes in value based upon the market’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. The value of these securities experiences appreciation when interest rates decline and depreciation when interest rates rise. Purchasing securities on a “when-issued” or “forward delivery” basis can involve a risk that the yields available in the market on the settlement date may actually be higher or lower than those obtained in the transaction itself. At the time the Fund enters into a “when-issued” or “forward delivery” commitment, the Fund will set aside cash or other appropriate liquid securities with a value at least equal to the Fund’s obligation under the commitment. The Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

An increase in the percentage of the Fund’s assets committed to the purchase of securities on a “when-issued” basis may increase the volatility of its net asset value.

MANAGEMENT

Trustees and Officers

The business and affairs of the Fund are conducted by management under the supervision and subject to the direction of its Board. The business address of each Trustee (including each Independent Trustee) is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. The tables below provide information about each of the Trustees and officers of the Trust.

Effective January 1, 2020, the Fund’s prior board (the “Prior Board”) combined its oversight responsibilities with those of another board within the Legg Mason Funds complex (together with the Prior Board, the “Board” or the “Unified Board”). The information below discusses the structure and operation of the Unified Board, except as otherwise noted.

Independent Trustees#:

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During the Past Five Years	Number of Funds in the Legg Mason Funds Complex Overseen by Trustee***	Other Board Memberships Held by Trustee During the Past Five Years

Robert Abeles, Jr. Born 1945	Trustee	Since 2013	Board Member of Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member of Excellent Education Development (since 2012)	9	None
Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)	46	Director, Visual Kinematics, Inc. (since 2018)
Anita L. DeFrantz Born 1952	Trustee	Since 1998	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee	9	None
Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)	46

Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Michael Larson§ Born 1959	Trustee	Since 2004	Chief Investment Officer for William H. Gates III (since 1994)±	57	Republic Services, Inc. (since 2009); Fomento Economico Mexicano, SAB (since 2011); Ecolab Inc. (since 2012); formerly, AutoNation, Inc. (2010 to 2018)
Avedick B. Poladian Born 1951	Trustee	Since 2007	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)	9	Occidental Petroleum Corporation (since 2008); California Resources Corporation (since 2014); and Public Storage (since 2010)

William E.B. Siart Born 1946	Trustee and Chairman of the Board	Since 1997 (Chairman of the Board since 2020)	Chairman of Great Public Schools Now (since 2015); Chairman of Excellent Education Development (since 2000); formerly, Trustee of The Getty Trust (2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)	9	Member of Board of United States Golf Association, Executive Committee Member (since 2017); Trustee, University of Southern California (since 1994)
Jaynie Miller Studenmund Born 1954	Trustee	Since 2004	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)	9	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)
Peter J. Taylor Born 1958	Trustee	Since 2019	President, ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)	2	Director of Pacific Mutual Holding Company (since 2016);¥ Member of the Board of Trustees of California State University system (since 2015); Ralph M. Parson Foundation (since 2015), Kaiser Family Foundation (since 2012), and Edison International (since 2011)
Interested Trustee:

Ronald L. Olson‡ Born 1941	Trustee	Since 2005	Partner of Munger, Tolles & Olson LLP (a law partnership) (since 1968)	9	Berkshire Hathaway, Inc. (since 1997)
Interested Trustee and Officer:

Jane Trust, CFA† Born 1962	Trustee, President and Chief Executive Officer	Since 2015	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 145 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)	135	None

#	Trustees who are not “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

**	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason Funds complex.
***

Information is for the calendar year ended December 31, 2019, except as otherwise noted. As of January 1, 2020, each Trustee oversees 55 funds in the Legg Mason Funds complex (other than Ms. Trust, who oversees 142 funds in the Legg Mason Funds complex).

§	Mr. Larson was appointed to the Board effective March 6, 2020. Information pertaining to the Number of Funds in the Legg Mason Funds complex Overseen by Trustee is as of March 6, 2020.
±

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the non-Microsoft investments of Mr. Gates and all the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts. Since December 31, 2017, at no time did the value of those investment portfolios exceed 0.5% of Western Asset’s total assets under management. No changes to these arrangements are currently contemplated.

¥

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

‡	Mr. Olson is an “interested person” of the Trust, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.
†	Ms. Trust is an “interested person” of the Trust, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Additional Officers:

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During the Past Five Years

Jenna Bailey Born 1978 Legg Mason 100 First Stamford Place 5th Floor Stamford, CT 06902	Identity Theft Prevention Officer	Since 2015	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

Ted P. Becker Born 1951 Legg Mason 620 Eighth Avenue 47th Floor New York, NY 10018	Chief Compliance Officer	Since 2007	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci Born 1974 Legg Mason 620 Eighth Avenue 47th Floor New York, NY 10018	Treasurer and Principal Financial Officer	Since 2019	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020), Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Marc A. De Oliveira Born 1971 Legg Mason 100 First Stamford Place 6th Floor Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2020	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Jeanne Kelly Born 1951 Legg Mason 620 Eighth Avenue 47th Floor New York, NY 10018	Senior Vice President	Since 2007	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020), and Senior Vice President of LMFAM (2013 to 2015)

Susan Kerr Born 1949 Legg Mason 620 Eighth Avenue 47th Floor New York, NY 10018	Chief Anti-Money Laundering Compliance Officer	Since 2013	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of LMIS; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Thomas C. Mandia Born 1962 Legg Mason 100 First Stamford Place 6th Floor Stamford, CT 06902	Senior Vice President	Since 2020	Senior Associate General Counsel to Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LMAS (since 2002) and LMFAM (formerly registered investment advisers) (since 2013); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took such office.

Qualifications of Trustees, Board Leadership Structure and Oversight and Standing Committees

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of its other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Trustees’ abilities to review, critically evaluate, question and discuss information provided to them; to interact effectively with the Manager, the subadvisers, other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties serves to support this conclusion. The Board has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: his or her character and integrity; such person’s length of service as a board member of certain Funds; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Mr. Olson and Ms. Trust, his or her status as not being an “interested person” (as defined in the 1940 Act) of the Funds. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Abeles, business, accounting and finance expertise and experience as a chief financial officer, board member and/or executive officer of various businesses and other organizations; Ms. Dasher, experience as a chief financial officer of a private investment company; Ms. DeFrantz, business expertise and experience as a president, board member and/or executive officer of various businesses and non-profit and other organizations; Ms. Kerley, investment consulting experience and background and mutual fund board experience; Mr. Larson, portfolio management expertise and experience as a board member of various businesses and other organizations; Mr. Poladian, business, finance and accounting expertise and experience as a board member of various businesses and/or as a partner of a multi-national accounting firm; Mr. Siart, business and finance expertise and experience as a president, chairperson, chief executive officer and/or board member of various businesses and non-profit and other organizations; Ms. Studenmund, business and finance expertise and experience as a president, board member and/or chief operating officer of various businesses; Mr. Olson, business and legal expertise and experience as a partner of a law firm and/or board member of various businesses and non-profit and other organizations; Mr. Taylor, business and finance expertise and experience as a chief financial officer, president and/or board member of various businesses and non-profit organizations; and Ms. Trust, investment management and risk oversight experience as an executive and portfolio manager and leadership roles within Legg Mason and affiliated entities. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or the Board by reason thereof.

The Board is responsible for overseeing the management and operations of the Fund. Ms. Trust and Mr. Olson are each interested persons of the Fund. Independent Trustees constitute more than 75% of the Board. Mr. Siart, who is not an interested person of the Fund, serves as Chair of the Board since 2020.

The Board has four standing committees: the Audit Committee, Governance and Nominating Committee (referred to as the Governance Committee), Executive and Contracts Committee (referred to as the Contracts Committee) and Investment and Performance Committee (referred to as the Performance Committee). Each of the Audit, Governance, Contracts and Performance Committees is chaired by an Independent Trustee and each (other than the Performance Committee) is composed of all the Independent Trustees. Where deemed appropriate, the Board constitutes ad hoc committees.

The Contracts Committee, which consists of Messrs. Abeles, Larson, Poladian, Siart and Taylor and Mses. Dasher, DeFrantz, Kerley and Studenmund, may meet from time to time between Board meetings in order to consider appropriate matters and to review the various contractual arrangements between the Trust and its affiliated persons.

The Audit Committee, which consists of Messrs. Abeles, Larson, Poladian, Siart and Taylor and Mses. Dasher, DeFrantz, Kerley and Studenmund, provides oversight with respect to the accounting and financial reporting and compliance policies and practices of the Fund and, among other things, considers the selection of an independent registered public accounting firm for the Fund and the scope of the audit and approves all services proposed to be performed by the independent registered public accounting firm on behalf of the Fund and, under certain circumstances, the Subadviser and certain affiliates.

The Governance Committee, which consists of Messrs. Abeles, Larson, Poladian, Siart and Taylor and Mses. Dasher, DeFrantz, Kerley and Studenmund, meets to select nominees for election as Trustees of the Trust and consider other matters of Board policy, including to review and make recommendations to the Board with respect to the compensation of the Independent Trustees. It is the policy of the Governance and Nominating Committee to consider nominees recommended by shareholders. Shareholders of the Trust who wish to recommend a nominee to the Governance Committee of a Trust should send recommendations to the Secretary of the Trust that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. Such a recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders of the Trust. The procedures by which shareholders of the Trust can submit nominee recommendations to the Governance Committee of the Trust are set forth in Appendix C to the SAI.

The Performance Committee, which consists of Messrs. Abeles, Larson, Poladian, Olson, Siart and Taylor and Mses. Dasher, DeFrantz, Kerley, Studenmund and Trust, is charged with, among other things, reviewing investment performance.

The Board has determined that its leadership structure is appropriate given the business and nature of the Fund. In connection with its determination, the Board considered that the Chairman of the Board is an Independent Trustee. The Chairman of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairman’s independence facilitates meaningful dialogue between fund management and the Independent Trustees. The Board also considered that the chairperson of each Board committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees (e.g., each committee’s chairperson works with the Manager and other service providers to set agendas for the meetings of the applicable Board committees). As noted above, through the committees the Independent Trustees consider and address important matters involving the Fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Fund has effective and independent governance and oversight. The Board also believes that its leadership structure, in which the Chair of the Board is not affiliated with Legg Mason, is appropriate. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management, including the Subadviser. The Board reviews its structure on an annual basis.

As an integral part of its responsibility for oversight of the Fund in the interests of shareholders, the Board oversees risk management of the Fund’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight not active involvement in, or coordination of, day-to-day risk management activities for the Fund. The Board has emphasized to the Fund’s Manager and Subadviser the importance of maintaining vigorous risk management. The Board exercises oversight of the risk management process primarily through the Performance Committee, the Audit Committee and the Contracts Committee, and through oversight by the Board itself.

The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. Under the overall supervision of the Board or the applicable committee, the Fund, the Manager, the Subadviser, and the affiliates of the Manager and the Subadviser, or other service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Fund’s and the Manager’s CCO and the Manager’s chief risk officer, as well as various personnel of the Subadviser and other service providers such as the Fund’s independent accountants, also make periodic reports to the Performance

Committee, Contracts Committee, Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

These reports and other similar reports received by the Trustees as to risk management matters are typically summaries of the relevant information. The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

During the fiscal year ended August 31, 2020, the Board met 8 times. The Committees of the Board met as follows: the Audit Committee met 4 times, the Nominating and Governance Committee met 4 times, the Investment and Performance Committee met 4 times, and the Executive and Contracts Committee met 1 time. These meetings are inclusive of meetings of the Prior Board and Committees of the Prior Board.

Trustee Ownership of Securities

As indicated above, the Board members are recently elected to the Board. All members of the Board have served previously on boards overseeing funds in the Legg Mason Funds complex.

The following tables show the dollar range of equity securities owned by the Trustees in the Fund and other investment companies in the Legg Mason Funds complex overseen by the Trustees as of December 31, 2019.

Dollar Range of Equity Securities in the Fund ($)
Name of Trustee	Government Reserves	Institutional Government Reserves	Institutional Liquid Reserves	Institutional U.S. Treasury Obligations Money Market Fund	Institutional U.S. Treasury Reserves	New York Tax Free Money Market Fund	Premier Institutional Government Reserves	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in Legg Mason Funds Complex Overseen by Trustee ($)
Independent Trustees:
Robert Abeles, Jr.*	None	None	None	None	None	None	None	None
Jane F. Dasher	None	None	None	None	None	None	None	Over 100,000
Anita L. DeFrantz*	None	None	None	None	None	None	None	10,001 to 50,000
Susan B. Kerley	None	None	None	None	None	None	None	Over 100,000
Michael Larson§	None	None	None	None	None	None	None	Over 100,000
Avedick B. Poladian*	None	None	None	None	None	None	None	Over 100,000
William E. B. Siart*	None	None	None	None	None	None	None	None
Jaynie Miller Studenmund*	None	None	None	None	None	None	None	Over 100,000
Peter J. Taylor*	None	None	None	None	None	None	None	10,001 to 50,000

Interested Trustees:
Ronald L. Olson*	None	None	None	None	None	None	None	10,001 to 50,000
Jane Trust	None	None	None	None	None	None	None	Over 100,000

Dollar Range of Equity Securities in the Fund ($)
Name of Trustee	Premier Institutional Liquid Reserves	Premier Institutional U.S. Treasury Reserves	Premium Liquid Reserves	Premium U.S. Treasury Reserves	Select Tax Free Reserves	Tax Free Reserves	U.S. Treasury Reserves	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in Legg Mason Funds Complex Overseen by Trustee ($)
Independent Trustees:
Robert Abeles, Jr.*	None	None	None	None	None	None	None	None
Jane F. Dasher	None	None	None	None	None	None	None	Over 100,000
Anita L. DeFrantz*	None	None	None	None	None	None	None	10,001 to 50,000
Susan B. Kerley	None	None	None	None	None	None	None	Over 100,000
Michael Larson§	None	None	None	None	None	None	None	Over 100,000
Avedick B. Poladian*	None	None	None	None	None	None	None	Over 100,000
William E. B. Siart*	None	None	None	None	None	None	None	None
Jaynie Miller Studenmund*	None	None	None	None	None	None	None	Over 100,000
Peter J. Taylor*	None	None	None	None	None	None	None	10,001 to 50,000

Interested Trustees:
Ronald L. Olson*	None	None	None	None	None	None	None	10,001 to 50,000
Jane Trust	None	None	None	None	None	None	None	Over 100,000

*	Trustee was elected as a Trustee of the Trust effective January 1, 2020.
§	Mr. Larson was appointed to the Board effective March 6, 2020.

As of December 31, 2019, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the Manager, the Subadviser, or the Distributor of the Fund, or of a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager, the Subadviser, or the Distributor of the Fund.

For serving as a Trustee of the Trust, each Independent Trustee receives an annual retainer plus fees for attending each regularly scheduled meeting and special Board meeting they attend in person or by telephone. Each Independent Trustee is also reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Those Independent Trustees who serve in leadership positions of the Board or Board committees receive additional compensation. The Board reviews the level of Trustee compensation periodically and Trustee compensation may change from time to time. Ms. Trust, an “interested person” of the Trust, as defined in the 1940 Act, does not receive compensation from the Fund for her service as Trustee. Mr. Olson, an “interested person” (as defined in the 1940 Act) of the Trust, receives from Western Asset an annual retainer plus fees for attending each regularly scheduled meeting and special Board meeting he attends in person or by telephone. The Fund pays its pro rata share of the fees and expenses of the Trustees based upon asset size.

Officers of the Trust receive no compensation from the Fund, although they may be reimbursed for reasonable out-of-pocket travel expenses for attending Board meetings.

Trustee Compensation

Information regarding compensation paid to the Trustees is shown below.

	Aggregate Compensation from the Fund*($)
Name of Trustee	Government Reserves	Institutional Government Reserves	Institutional Liquid Reserves	Institutional U.S. Treasury Obligations Money Market Fund	Institutional U.S. Treasury Reserves	New York Tax Free Money Market Fund	Premier Institutional Government Reserves	Total Pension or Retirement Benefits Paid as Part of Fund Expenses* ($)	Total Compensation from Legg Mason Funds Complex Paid to Trustee** ($)
Independent Trustees:
Robert Abeles, Jr.***	2,080	17,168	5,029	1,279	12,230	170	2,437	None	242,000
Jane F. Dasher	2,902	24,064	7,132	1,769	17,010	248	2,208	None	296,000
Anita L. DeFrantz***	1,984	16,367	4,783	1,220	11,670	162	2,322	None	217,000
Susan B. Kerley	3,060	25,398	7,516	1,864	17,930	262	2,323	None	316,000
Michael Larson§	1,482	12,230	3,030	900	8,789	117	2,131	None	90,000
Avedick B. Poladian***	1,887	15,567	4,536	1,161	11,109	154	2,208	None	217,000
William E. B. Siart***	2,432	20,104	5,934	1,496	14,287	199	2,859	None	257,000
Jaynie Miller Studenmund***	1,887	15,567	4,536	1,161	11,109	154	2,208	None	217,000
Peter J. Taylor***	1,887	15,567	4,536	1,161	11,109	154	2,208	None	108,165±

Interested Trustees:
Ronald L. Olson†,***	None	None	None	None	None	None	None	None	None
Jane Trust †	None	None	None	None	None	None	None	None	None

	Aggregate Compensation from the Fund*($)
Name of Trustee	Premier Institutional Liquid Reserves	Premier Institutional U.S. Treasury Reserves	Premium Liquid Reserves	Premium U.S. Treasury Reserves	Select Tax Free Reserves	Tax Free Reserves	U.S. Treasury Reserves	Total Pension or Retirement Benefits Paid as Part of Fund Expenses* ($)	Total Compensation from Legg Mason Funds Complex Paid to Trustee** ($)
Independent Trustees:
Robert Abeles, Jr.***	3	222	23	219	426	120	449	None	242,000
Jane F. Dasher	3	203	34	460	630	165	672	None	296,000
Anita L. DeFrantz***	3	213	22	208	406	114	428	None	217,000
Susan B. Kerley	3	213	36	487	666	174	708	None	316,000
Michael Larson§	3	204	16	131	289	83	296	None	90,000
Avedick B. Poladian***	3	203	21	197	385	109	407	None	217,000
William E. B. Siart***	3	257	27	258	499	140	528	None	257,000
Jaynie Miller Studenmund***	3	203	21	197	385	109	407	None	217,000
Peter J. Taylor***	3	203	21	197	385	109	407	None	108,165±

Interested Trustees:
Ronald L. Olson†,***	None	None	None	None	None	None	None	None	None
Jane Trust †	None	None	None	None	None	None	None	None	None

*

Information is for the fiscal year ended August 31, 2020 and reflects dollar amounts paid to the Trustees by the Fund, inclusive of amounts reimbursed to the Fund by Legg Mason in connection with the Board’s meeting(s) to consider matters related to the acquisition of Legg Mason by Franklin Resources. Additional information relating to the acquisition may be found in the Fund’s Prospectus.

**	Information is for the calendar year ended December 31, 2019.
***	Trustee was elected as a Trustee of the Trust effective January 1, 2020.
§

Mr. Larson was appointed to the Board effective March 6, 2020. Amounts shown reflect compensation Mr. Larson received for his services as a board member of the Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Income & Opportunities Fund, which are a part of the Legg Mason Funds complex.

†	Mr. Olson and Ms. Trust are not compensated by the Trust for their services as Trustees because of their affiliations with Western Asset and the Manager, respectively.
±

Amounts shown reflect compensation Mr. Taylor received for his services beginning March 1, 2019 as a board member of Western Asset Investment Grade Income Fund Inc. and Western Asset Premier Bond Fund, which are part of the Legg Mason Funds complex. From March 1, 2019 to December 31, 2019, Mr. Taylor was also retained to provide services to the independent board members of Western Asset Funds, Inc., which is part of the Legg Mason Funds complex, with respect to their oversight of Western Asset Funds, Inc. His compensation for these services paid by Western Asset Funds, Inc. was set at an annual rate of $110,000.

Prior Board:

Information regarding compensation paid to the Prior Board is shown below.

	Aggregate Compensation from the Fund*($)
Name of Trustee	Government Reserves	Institutional Government Reserves	Institutional Liquid Reserves	Institutional U.S. Treasury Obligations Money Market Fund	Institutional U.S. Treasury Reserves	New York Tax Free Money Market Fund	Premier Institutional Government Reserves	Total Pension or Retirement Benefits Paid as Part of Fund Expenses* ($)	Total Compensation from Legg Mason Funds Complex Paid to Trustee** ($)
Independent Trustees:±
Elliott J. Berv	4,696	38,549	15,561	2,948	26,873	425	1,554	None	296,000
Mark T. Finn	5,006	41,113	16,574	3,142	28,648	453	1,659	None	316,000
Stephen R. Gross	1,076	9,031	2,733	644	6,260	100	0	None	557,469
Susan M. Heilbron	1,246	10,496	3,110	744	7,247	116	0	None	628,753
R. Richardson Pettit	1,015	8,498	2,596	608	5,902	94	0	None	296,000

	Aggregate Compensation from the Fund*($)
Name of Trustee	Premier Institutional Liquid Reserves	Premier Institutional U.S. Treasury Reserves	Premium Liquid Reserves	Premium U.S. Treasury Reserves	Select Tax Free Reserves	Tax Free Reserves	U.S. Treasury Reserves	Total Pension or Retirement Benefits Paid as Part of Fund Expenses* ($)	Total Compensation from Legg Mason Funds Complex Paid to Trustee** ($)
Independent Trustees:±
Elliott J. Berv	0	581	61	833	1,118	288	1,279	None	296,000

Mark T. Finn	0	621	65	888	1,192	307	1,362	None	316,000
Stephen R. Gross	0	0	14	279	260	60	280	None	557,469
Susan M. Heilbron	0	0	17	326	302	70	321	None	628,753
R. Richardson Pettit	0	0	13	262	245	56	266	None	296,000

*	Information is for the fiscal year ended August 31, 2020.
**	Information is for the calendar year ended December 31, 2019.
±

The terms of office of the members of the Prior Board listed above ended when the current Board took office on January 1, 2020. The transition to the Board on January 1, 2020 resulted in Messrs. Berv and Finn retiring from the Prior Board one year before the retirement age previously established by the Prior Board. As included in the amounts shown above, each of Messrs. Berv and Finn received payments from the funds they oversaw equal to the amount of Trustee member compensation he would have received had he continued to be a Trustee of the Board in 2020 of approximately $296,000 and $316,000, respectively. Each fund previously overseen by Messrs. Berv and Finn paid a proportionate share (based on asset size) of these amounts. Legg Mason or its affiliates reimbursed the funds for these payments, which may have included waivers of management fees payable by the funds to LMPFA.

INVESTMENT MANAGEMENT AND SERVICE PROVIDER INFORMATION

Manager

The Manager, a limited liability company organized under the laws of the State of Delaware, serves as investment manager to the Fund and the Portfolio and provides administrative and certain oversight services to the Fund and the Portfolio, pursuant to an investment management agreement (the “Management Agreement”). The Manager has offices at 620 Eighth Avenue, New York, New York, 10018 and also serves as the investment manager of other Legg Mason Funds. The Manager is an indirect, wholly-owned subsidiary of Franklin Resources, a Delaware corporation. Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. References to the Fund in the following paragraphs include the Portfolio, if applicable.

The Manager has agreed, under the Management Agreement, subject to the supervision of the Board, to provide the Fund and the Portfolio with investment research, advice, management and supervision, furnish a continuous investment program for the Fund’s or the Portfolio’s portfolio of securities and other investments consistent with the Fund’s or the Portfolio’s investment objectives, policies and restrictions, and place orders pursuant to its investment determinations. The Manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The Manager has entered into subadvisory agreements, as described below.

As compensation for services performed, facilities furnished and expenses assumed by the Manager, the Fund pays the Manager a fee computed daily at an annual rate of the Fund’s average daily net assets as described below. The Manager also performs administrative and management services as reasonably requested by the Fund necessary for the operation of the Fund, such as (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with, and monitoring of performance and billings of, the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the Fund’s existence; and (v) maintaining the registration or qualification of the Fund’s shares under federal and state laws.

The Management Agreement will continue in effect for its initial term and thereafter from year to year, provided continuance is specifically approved at least annually (a) by the Board or by a 1940 Act Vote, and (b) in either event, by a majority of the Independent Trustees, with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Management Agreement provides that the Manager may render services to others. The Management Agreement is terminable without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days’ nor less than 30 days’ written notice to the Manager, or by the Manager on not less than 90 days’ written notice to the Fund as applicable, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by the Manager. No Management Agreement is assignable by the Trust except with the consent of the Manager.

The Management Agreement provides that the Manager, its affiliates performing services contemplated by the Management Agreement, and the partners, shareholders, directors, officers and employees of the Manager and such affiliates, will not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the Fund, but the Manager is not protected against any liability to the Fund to which the Manager would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.

Subject to such policies as the Board or the board of the Portfolio, as applicable, may determine, the Manager manages the securities of and makes investment decisions for the Portfolio. Currently, advisory services for the Fund (excluding New York Tax Free Money Market Fund) are provided through the Portfolio, but the Manager may, if requested by the Trustees, provide advisory services directly to the Fund (excluding New York Tax Free Money Market Fund). In addition, the Manager provides certain administrative services to the Fund (excluding New York Tax Free Money Market Fund) and the Portfolio under the Management Agreement.

For its services under the Fund’s Management Agreement, the Manager receives an investment management fee that is calculated daily and payable monthly according to the following schedule:

Fund	Average Daily Net Assets	Investment Management Fee Rate (% of Average Daily Net Assets)

Government Reserves	First $1 billion	0.450

	Next $1 billion	0.425

	Next $3 billion	0.400

	Next $5 billion	0.375

	Over $10 billion	0.350

Institutional Government Reserves	First $1 billion	0.250

	Next $1 billion	0.225

	Next $3 billion	0.200

	Next $5 billion	0.175

	Over $10 billion	0.150

Institutional Liquid Reserves	First $5 billion	0.200

	Next $5 billion	0.175

	Over $10 billion	0.150

Institutional U.S. Treasury Obligations Money Market Fund	First $1 billion	0.250

	Next $1 billion	0.225

	Next $3 billion	0.200

	Next $5 billion	0.175

	Over $10 billion	0.150

Institutional U.S. Treasury Reserves	First $1 billion	0.250

	Next $1 billion	0.225

	Next $3 billion	0.200

	Next $5 billion	0.175

	Over $10 billion	0.150

New York Tax Free Money Market Fund	First $1 billion	0.450

	Next $1 billion	0.425

	Next $3 billion	0.400

	Next $5 billion	0.375

	Over $10 billion	0.350

Premier Institutional Government Reserves	First $1 billion	0.250

	Next $1 billion	0.225

	Next $3 billion	0.200

	Next $5 billion	0.175

	Over $10 billion	0.150

Premier Institutional Liquid Reserves	First $5 billion	0.200

	Next $5 billion	0.175

	Over $10 billion	0.150

Premier Institutional U.S. Treasury Reserves	First $1 billion	0.250

	Next $1 billion	0.225

	Next $3 billion	0.200

	Next $5 billion	0.175

	Over $10 billion	0.150

Select Tax Free Reserves	First $1 billion	0.250

	Next $1 billion	0.225

	Next $3 billion	0.200

	Next $5 billion	0.175

	Over $10 billion	0.150

Tax Free Reserves	First $1 billion	0.450

	Next $1 billion	0.425

	Next $3 billion	0.400

	Next $5 billion	0.375

	Over $10 billion	0.350

U.S. Treasury Reserves	First $1 billion	0.450

	Next $1 billion	0.425

	Next $3 billion	0.400

	Next $5 billion	0.375

	Over $10 billion	0.350

Premium Liquid Reserves	N/A	0.35

Premium U.S. Treasury Reserves	N/A	0.35

Each Fund (other than New York Tax Free Money Market Fund), pays the applicable annual rate based on its average daily net assets, less the amount, if any, of the Fund’s share of the management fee payable by its corresponding portfolio.

The table below sets forth the management fees paid by the Fund and the Portfolio to the Manager (waived/reimbursed amounts are in parentheses), with respect to the fiscal periods indicated:

Fund	For the Fiscal Period Ended August 31,	Gross Management Fees ($)	Management Fees Waived/Expenses Reimbursed ($)	Net Management Fees (After Waivers/Expense Reimbursements) ($)
Premier Institutional Liquid Reserves	2020	45,532	(155,627)	—
	2019	—	—	—
	2018	—	—	—

Premier Institutional Government Reserves	2020	3,245,579	(1,895,087)	1,350,492
	2019	—	—	—
	2018	—	—	—

Premier Institutional U.S. Treasury Reserves	2020	334,007	(345,491)	—
	2019	—	—	—
	2018	—	—	—

U.S. Treasury Reserves	2020	1,282,290	(348,833)	933,457
	2019	1,515,380	(149,339)	1,366,041
	2018	1,808,703	(87,337)	1,721,366

Institutional Liquid Reserves	2020	8,037,517	(1,751,685)	6,285,832
	2019	4,671,026	(1,260,962)	3,410,064
	2018	4,094,491	(1,596,434)	2,498,057

Government Reserves	2020	6,148,670	(1,822,772)	4,325,898
	2019	5,020,573	(138,210)	4,882,363
	2018	5,195,243	(385,434)	4,809,809

Tax Free Reserves	2020	343,761	(215,907)	127,854
	2019	341,489	(149,621)	191,868
	2018	330,012	(153,154)	176,858

Institutional U.S. Treasury Reserves	2020	16,578,661	(2,957,106)	13,621,555
	2019	12,989,805	(2,764,652)	10,225,153
	2018	14,302,897	(2,741,591)	11,561,306

Select Tax Free Reserves	2020	678,729	(502,995)	175,734
	2019	722,039	(532,795)	189,244
	2018	788,662	(621,039)	167,623

Premium Liquid Reserves	2020	51,596	(121,518)	—
	2019	57,081	(175,405)	—
	2018	74,643	(205,057)	—

Institutional U.S. Treasury Obligations Money Market Fund	2020	1,974,134	(902,804)	1,071,330
	2019	1,610,500	(710,975)	899,525
	2018	1,691,522	(706,760)	984,762

Institutional Government Reserves	2020	21,040,342	(3,907,914)	17,132,428
	2019	19,614,160	(5,670,783)	13,943,377
	2018	25,414,599	(9,213,626)	16,200,973

New York Tax Free Money Market Fund	2020	496,925	(294,138)	202,787
	2019	522,258	(202,025)	320,233
	2018	459,664	(194,504)	265,160

Premium U.S. Treasury Reserves	2020	639,134	(195,148)	443,986
	2019	917,863	(131,201)	786,662
	2018	805,747	(110,899)	694,848

Government Portfolio	2020	17,018,669	(17,133,379)	—
	2019	14,256,254	(14,256,254)	—
	2018	18,912,083	(18,912,083)	—

Liquid Reserves Portfolio	2020	20,757,035	(20,931,128)	—
	2019	26,207,780	(26,207,780)	—
	2018	17,172,067	(17,172,067)	—

U.S. Treasury Obligations Portfolio	2020	N/A	(6,400)*	—
	2019	N/A	N/A	N/A
	2018	N/A	N/A	N/A

U.S. Treasury Reserves Portfolio	2020	17,038,137	(17,149,483)	—
	2019	13,944,892	(13,944,892)	—
	2018	17,646,978	(17,646,978)	—

Tax Free Reserves Portfolio	2020	522,037	(524,899)	—
	2019	548,259	(548,259)	—
	2018	583,438	(583,438)	—

*	Because the U.S. Treasury Obligations Portfolio does not charge a management fee, these amounts represent waivers/reimbursements offsetting other expenses.

Any expense limitation arrangements in place during the Fund’s past three fiscal periods can be found in the Fund’s Prospectus in effect (as amended or supplemented from time to time) for such year.

Subadviser

Western Asset Management Company, LLC, organized under the laws of the State of California, serves as the subadviser to the Fund and the Portfolio (the “Subadviser”) pursuant to a subadvisory agreement between the Manager and the Subadviser (the “Subadvisory Agreement”). The Subadviser has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. The Subadviser is an indirect, wholly-owned subsidiary of Franklin Resources.

Under the Subadvisory Agreement, subject to the supervision of the Board and the Manager, the Subadviser regularly provides with respect to the portion of the Fund’s or the Portfolio’s assets allocated to it by the Manager, investment research, advice, management and supervision; furnishes a continuous investment program for the allocated assets consistent with the Fund’s or the Portfolio’s investment objectives, policies and restrictions; and places orders pursuant to its investment determinations. The Subadviser may delegate to companies that the Subadviser controls, is controlled by, or is under common control with, certain of the Subadviser’s duties under a Subadvisory Agreement, subject to the Subadviser’s supervision, provided the Subadviser will not be relieved of its duties or obligations under the Subadvisory Agreement as a result of any delegation.

The Subadvisory Agreement will continue in effect for its initial term and thereafter from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the Fund or the Portfolio (as applicable) (as defined in the 1940 Act) may terminate the Subadvisory Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Subadviser. The Subadviser may terminate the respective Subadvisory Agreement, on 90 days’ written notice to the Fund or the Portfolio and the Manager. The Subadvisory Agreement may be terminated upon the mutual written consent of the Manager and the Subadviser. The Subadvisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the applicable Subadviser, and shall not be assignable by the Manager without the consent of the Subadviser.

The Subadvisory Agreement provides that the Subadviser, its affiliates performing services contemplated by the Subadvisory Agreement, and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the Fund or the Portfolio, but the Subadviser is not protected against any liability to the Fund or the Portfolio or the Manager to which the Subadviser would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Subadvisory Agreement.

As compensation for its services, the Manager pays to Western Asset a fee equal to 70% of the management fee paid to the Manager by the Fund or the Portfolio, net of any waivers and expense reimbursements.

Expenses

In addition to amounts payable under the Management Agreement and the 12b-1 Plan (as discussed in this SAI), the Fund and the Portfolio is responsible for its own expenses, including, among other things: interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including interest, brokerage commissions, transaction fees or charges or acquired fund fees and expenses, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to the issuance and redemption or repurchase of the Fund’s shares or the Portfolio’s interests and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders or the Portfolio’s investors; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund or the Portfolio; Board fees; audit fees; travel expenses of officers, Trustees and employees of the Fund or the Portfolio, if any; the Fund’s or the Portfolio’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Trustees and employees; and litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund or the Portfolio is a party and any legal obligation which the Fund or the Portfolio may have to indemnify the Fund’s or the Portfolio’s Trustees and officers with respect thereto.

Management may agree to implement an expense cap, waive fees and/or reimburse operating expenses for one or more classes of shares. Any such waived fees and/or reimbursed expenses are described in the Fund’s Prospectus. The expense caps and waived fees and/or reimbursed expenses do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time; and (d) any other exclusions enumerated in the Fund’s particular expense cap. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the Fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of the Fund or class or a meeting of investors of a portfolio (except to the extent relating to routine items such as the election of Trustees or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time. In order to implement an expense limitation, the Manager will, as necessary, waive management fees or reimburse operating expenses. The Manager is also permitted to recapture amounts waived and/or reimbursed to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the Fund’s expense limitation. In no case will the Manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding such expense limitation or any other lower limit then in effect. These arrangements may be reduced or terminated under certain circumstances. The Manager may also waive management fees and/or reimburse the operating expenses of one or more portfolios, subject to recapture, under terms similar to the arrangements described above for the Fund.

Custodian and Transfer Agent

The Fund has entered into an agreement with The Bank of New York Mellon (“BNY Mellon”), 240 Greenwich Street, New York, New York 10286, to serve as custodian of the Fund. BNY Mellon, among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund and makes disbursements on behalf of the Fund. BNY Mellon neither determines the Fund’s investment policies nor decides which securities the Fund will buy or sell. For its services, BNY Mellon receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The Fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. BNY Mellon may also act as the Fund’s securities lending agent and in that case would receive a share of the income generated by such activities.

BNY Mellon Investment Servicing (US) Inc. (“BNY”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the Fund’s transfer agent. Under the transfer agency agreement with BNY, BNY maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund and distributes dividends and distributions payable by the Fund. For these services, BNY receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month and is reimbursed for out-of-pocket expenses.

Fund Counsel

Ropes & Gray LLP, 1211 Avenue of the Americas, New York, New York 10036, serves as legal counsel to the Trust and the Fund.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 100 East Pratt Street, Suite 2600, Baltimore, Maryland 21202, serves as the Fund’s independent registered public accounting firm.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Portfolio Transactions

Pursuant to the Subadvisory Agreement and subject to the general supervision of the Board and in accordance with the Fund’s investment objectives and strategies, the Subadviser is responsible for the execution of the Fund’s portfolio transactions with respect to assets allocated to the Subadviser. The Subadviser is authorized to place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it.

In certain instances, there may be securities that are suitable as an investment for the Fund as well as for one or more of the other clients of the Subadviser. Investment decisions for the Fund and for the Subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the Fund. When purchases or sales of the same security for the Fund and for other portfolios managed by the Subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions by the Fund. Transactions in foreign securities often involve the payment of brokerage commissions that may be higher than those in the United States. Fixed income securities are generally traded on a net basis (i.e., without a commission) through dealers acting as principal for their own account and not as brokers. This means that a dealer makes a market for securities by offering to buy at one price and selling the security at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agents and the Fund will pay a spread or commission in connection with such transactions. The cost of securities purchased from underwriters includes an underwriting commission, concession or a net price. The Fund may also purchase securities directly from the issuer. The aggregate brokerage commissions paid by the Fund for the three most recent fiscal years or periods, as applicable, are set forth below under “Aggregate Brokerage Commissions Paid.”

Brokerage and Research Services

The general policy of the Subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns. The Fund may not always pay the lowest commission or spread available. Rather, in placing orders on behalf of the Fund, the Subadviser also takes into account other factors bearing on the overall quality of execution, such as size of the order, difficulty of execution, the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer that provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Subadviser in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Subadviser in the investment decision making process may be paid in commission dollars. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the Subadviser in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the Fund’s costs, the Subadviser does not believe that the receipt of such brokerage and research services significantly reduces its expenses as Subadviser. Arrangements for the receipt of research services from brokers (so-called “soft dollar” arrangements) may create conflicts of interest. Although the Subadviser is authorized to use soft dollar arrangements in order to obtain research services, it is not required to do so, and the Subadviser may not be able or may choose not to use soft dollar arrangements because of regulatory restrictions, operational considerations or for other reasons.

Research services furnished to the Subadviser by brokers that effect securities transactions for the Fund may be used by the Subadviser in servicing other investment companies and accounts which the Subadviser manages. Similarly, research services furnished to the Subadviser by brokers that effect securities transactions for other investment companies and accounts which the Subadviser manages may be used by the Subadviser in servicing the Fund. Not all of these research services are used by the Subadviser in managing any particular account, including the Fund.

Firms that provide research and brokerage services to the Subadviser may also promote the sale of the Fund or other pooled investment vehicles advised by the Subadviser, and the Subadviser and/or its affiliates may separately compensate them for doing so. Such brokerage business is placed on the basis of brokerage and research services provided by the firm and is not based on any sales of the Fund or other pooled investment vehicles advised by the Subadviser.

The Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The Fund’s Board has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. For the three most recent fiscal periods (as applicable), the Fund did not pay any brokerage commission to its affiliates.

For the fiscal period ended August 31, 2020, the Fund did not direct any brokerage transactions related to research services and did not pay any brokerage commissions related to research services.

Aggregate Brokerage Commissions Paid

The Fund paid no brokerage commissions for portfolio transactions for the past three fiscal periods.

Securities of Regular Broker/Dealers

As of August 31, 2020, the Fund did not hold securities issued by its regular broker/dealers (as defined in Rule 10b-1 under the 1940 Act).

SHARE OWNERSHIP

Principal Shareholders

As of November 30, 2020, to the knowledge of the Trust, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of the classes of the Fund as set forth below:

Class	Name and Address	Percent of Class (%)
Government Reserves
A	PERSHING LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS ATTN: CASH MANAGEMENT SERVICES 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	72.74

A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	10.07

A	FIDUCIARY TRUST INTL REVENUE 280 PARK AVE FL 6TH NEW YORK NY 10017-1274	6.11

A2	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	100.00

Institutional Government Reserves
INST	SMITH BARNEY PRIVATE TRUST COMPANY CASH MANAGEMENT OPERATIONS 1 COURT SQUARE FL 22 LONG ISLAND CITY NY 11120-0001	19.21

INST	PERSHING LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS ATTN: CASH MANAGEMENT SERVICES 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	14.95

INST	WELLS FARGO BANK ACCOUNT FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS ATTN MONEY FUNDS 550 S 4TH ST FL 13 MINNEAPOLIS MN 55415-1529	8.05

INST	RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATT MUTL FD OPS MANAGER 510 MARQUETTE AVE SOUTH MINNEAPOLIS MN 55402-1110	7.19

Class	Name and Address	Percent of Class (%)
INST	BANCO DE LA REPUBLICA CARRERA 3RD FL BOGOTA COLOMBIA	6.64

INST	STATE STREET GLOBAL MARKETS LLC FBO COMCAST ATTN FUND CONNECT 1 LINCOLN ST # SFC-6 BOSTON MA 02111-2901	5.52

INV	SILICON VALLEY BANK ATTN SVB INVESTMENT OPS 3003 TASMAN DR SANTA CLARA CA 95054-1191	98.60

L	SITUS SURPLUS FOR REINSURANCE C/O CITIBANK GTS INSURANCE UNIT 480 WASHINGTON BLVD JERSEY CITY, NJ 07310-2053	8.05

L	CITIBANK NA AS TRUSTEE FBO LLOYD’S US SITUS SURPLUS FOR REINSURANCE TR FUND SYNDICATE TRUST AND CUSTODY OPERATIONS 480 WASHINGTON BLVD FL 30 JERSEY CITY NJ 07310-2053	6.04

Institutional Liquid Reserves
INST	WELLS FARGO BANK ACCOUNT FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS ATTN MONEY FUNDS 550 S 4TH ST FL 13 MINNEAPOLIS MN 55415-1529	15.71

INST	HARE & CO 2 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	11.38

INST	MERRILL LYNCH, PIERCE FENNER &SMITH 200 N COLLEGE ST FL 3 NC1 004-03-42 CHARLOTTE NC 28202-2191	11.24

INST	MORGAN STANLEY DOMESTIC HOLDINGS INC 201 PLAZA TWO FL 3 JERSEY CITY NJ 07311	7.66

Class	Name and Address	Percent of Class (%)
INST	SPECIAL CUSTODY AC FOR THE EXCLUSIVE BENEFIT OF CUST OF GS&CO (RE CUSTOMERS OF CITI) 71 S WACKER DR STE 500 CHICAGO IL 60606-4673	7.11

INST	JPMS IB 352 FBO CISCO SYSTEMS INC 4 CHASE METROTECH CENTER 7TH FL BROOKLYN, NY 11245	6.73

INV	MORGAN STANLEY DOMESTIC HOLDINGS INC 201 PLAZA TWO FL 3 JERSEY CITY NJ 07311	100.00

Institutional U.S. Treasury Obligations Money Market Fund
ADM	FIDUCIARY TRUST INTL REVENUE 280 PARK AVE FL 6TH NEW YORK NY 10017-1274	70.97

ADM	FIDUCIARY TRUST INTL NON REVENUE 280 PARK AVE FL 6TH NEW YORK NY 10017-1274	29.03

INST	LEGG MASON INVESTOR SERVICES LLC ATTN TREASURY HE FL 10 100 INTERNATIONAL DR BALTIMORE MD 21202-4673	79.42

INST	WESTERN ASSET MANAGEMENT 385 E COLORADO BLVD CORPORATE FINANCE 5TH FL PASADENA CA 91101-1929	15.48

INV	MORGAN STANLEY DOMESTIC HOLDINGS INC 201 PLAZA TWO FL 3 JERSEY CITY NJ 07311	100.00

Institutional U.S. Treasury Reserves
INST	CITIBANK NA 1 COURT SQUARE FL 22 LONG ISLAND NY 11120	23.39

INST	MORGAN STANLEY DOMESTIC HOLDINGS INC 201 PLAZA TWO FL 3 JERSEY CITY NJ 07311	19.27

Class	Name and Address	Percent of Class (%)
INST	HARE & CO 2 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	18.27

INST	CASH ATTN MONEY CENTER 777 E WISCONSIN AVE FL 4 MILWAUKEE, WI 53202-5300	11.34

INST	PERSHING LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS ATTN: CASH MANAGEMENT SERVICES 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	6.87

INV	SILICON VALLEY BANK ATTN SVB INVESTMENT OPS 3003 TASMAN DR SANTA CLARA CA 95054-1191	97.64

New York Tax Free Money Market Fund
A	PERSHING LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS ATTN: CASH MANAGEMENT SERVICES 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	76.69

A	FIDUCIARY TRUST INTL REVENUE 280 PARK AVE FL 6TH NEW YORK NY 10017-1274	22.19

N	ROBERT A ALESSI EMMA R ALESSI JT WROS 50 SHORE DR PLANDOME NY 11030-1024	28.18

N	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	6.98

Premium Liquid Reserves
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	24.89

Class	Name and Address	Percent of Class (%)
	YARON Z REICH LISA W REICH JT TEN 31 MARTIN LN LAWRENCE NY 11559-1505	10.43

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	7.01

	DONALD E HANDELMAN C/O MEYER HANDELMAN CO PO BOX 817 PURCHASE NY 10577-0817	6.00

	DAVID P HARITON 141 STATE ST BROOKLYN NY 11201-5609	5.72

Premium U.S. Treasury Reserves
	PERSHING LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS ATTN: CASH MANAGEMENT SERVICES 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	81.71

	CITIBANK NA 1 COURT SQUARE FL 22 LONG ISLAND NY 11120	14.24

Select Tax Free Reserves
INV	MORGAN STANLEY DOMESTIC HOLDINGS INC 201 PLAZA TWO FL 3 JERSEY CITY NJ 07311	100.00

SLCT	MORGAN STANLEY DOMESTIC HOLDINGS INC 201 PLAZA TWO FL 3 JERSEY CITY NJ 07311	94.07

SLCT	PERSHING LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS ATTN: CASH MANAGEMENT SERVICES 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	5.32

Class	Name and Address	Percent of Class (%)
Tax Free Reserves
A	PERSHING LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS ATTN: CASH MANAGEMENT SERVICES 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	66.38

A	FIDUCIARY TRUST INTL NON REVENUE 280 PARK AVE FL 6TH NEW YORK NY 10017-1274	16.88

A	FIDUCIARY TRUST INTL REVENUE 280 PARK AVE FL 6TH NEW YORK NY 10017-1274	16.19

N	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	53.11

N	WILLIAM S ECKLAND ABBIE G ECKLAND JT TEN 7404 RADNOR RD BETHESDA MD 20817-6161	15.06

N	ROBERT G DELAMATER C/O SULLIVAN & CROMWELL 125 BROAD ST NEW YORK NY 10004-2400	8.34

N	PERSHING LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS ATTN: CASH MANAGEMENT SERVICES 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	6.44

N	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY ST LOUIS MO 63102-2188	5.59

N	ALICE L FRIEDLAND LAWRENCE N FRIEDLAND JT TEN 770 LEXINGTON AVE FL 18 NEW YORK NY 10065-8165	5.58

Class	Name and Address	Percent of Class (%)
U.S. Treasury Reserves
N	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	87.98

N	CITIBANK NA 1 COURT SQUARE FL 22 LONG ISLAND NY 11120	7.10

SVC	PERSHING LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS ATTN: CASH MANAGEMENT SERVICES 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	100.00

As of November 30, 2020, to the knowledge of the Trust, the following shareholders owned of record or beneficially 25% or more of the outstanding shares of the Fund as set forth below. Shareholders who beneficially own 25% or more of the outstanding shares of the Fund or who are otherwise deemed to “control” the Fund may be able to determine or significantly influence the outcome of matters submitted to a vote of the Fund’s shareholders.

Fund	Name and Address	Percent of Fund (%)
Government Reserves	PERSHING LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS ATTN: CASH MANAGEMENT SERVICES 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	52.57

Government Reserves	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	27.73

Institutional U.S. Treasury Obligations Money Market Fund	FIDUCIARY TRUST INTL REVENUE 280 PARK AVE FL 6TH NEW YORK NY 10017-1274	68.58

Institutional U.S. Treasury Obligations Money Market Fund	FIDUCIARY TRUST INTL NON REVENUE 280 PARK AVE FL 6TH NEW YORK NY 10017-1274	28.05

Institutional U.S. Treasury Reserves	SILICON VALLEY BANK ATTN SVB INVESTMENT OPS 3003 TASMAN DR	38.96

Fund	Name and Address	Percent of Fund (%)
	SANTA CLARA CA 95054-1191

New York Tax Free Money Market Fund	PERSHING LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS ATTN: CASH MANAGEMENT SERVICES 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	66.95

Premier Institutional Government Reserves	HARE & CO 2 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	99.99

Premier Institutional Liquid Reserves	SCRIPPS HEALTH 10140 CAMPUS POINT SAN DIEGO, CA 92121	79.97

Premier Institutional U.S. Treasury Reserves	HARE & CO 2 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382	58.59

Premium U.S. Treasury Reserves	PERSHING LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS ATTN: CASH MANAGEMENT SERVICES 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	81.71

Select Tax Free Reserves	MORGAN STANLEY DOMESTIC HOLDINGS INC 201 PLAZA TWO FL 3 JERSEY CITY NJ 07311	94.19

Tax Free Reserves	PERSHING LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS ATTN: CASH MANAGEMENT SERVICES 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	59.27
U.S. Treasury Reserves	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	87.65

As of November 30, 2020, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of each class of the Fund.

DISTRIBUTOR

Legg Mason Investor Services, LLC, an indirect, wholly-owned broker/dealer subsidiary of Franklin Resources, located at 100 International Drive, Baltimore, Maryland 21202, serves as the sole and exclusive distributor of the Fund pursuant to a written agreement (as amended, the “Distribution Agreement”). The Distributor also serves as exclusive placement agent with respect to the Portfolio.

Under the Distribution Agreement, the Distributor is appointed as principal underwriter and distributor in connection with the offering and sale of shares of the Fund. The Distributor offers the shares on an agency or “best efforts” basis under which the Fund issues only the number of shares actually sold. Shares of the Fund are continuously offered by the Distributor.

The Distribution Agreement is renewable from year to year with respect to the Fund if approved (a) by the Board or by a vote of a majority of the Fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.

The Distribution Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, or by the Distributor, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Distribution Agreement will automatically and immediately terminate in the event of its assignment.

The Distributor may be deemed to be an underwriter for purposes of the 1933 Act.

The Distributor, the Manager, their affiliates and their personnel have interests in promoting sales of the Legg Mason Funds, including remuneration, fees and profitability relating to services to and sales of the funds. Associated persons of the Manager, the Distributor or their affiliates (including wholesalers registered with the Distributor) may receive additional compensation related to the sale of individual Legg Mason Funds or categories of Legg Mason Funds. The Manager, the Subadviser(s), and their advisory or other personnel may also benefit from increased amounts of assets under management.

Service Agents also may benefit from the sales of shares of the Legg Mason Funds. For example, in connection with such sales, Service Agents may receive compensation from the Fund (with respect to the Fund as a whole or a particular class of shares) and/or from the Manager, the Distributor, and/or their affiliates, as further described below. The structure of these compensation arrangements, as well as the amounts paid under such arrangements, vary and may change from time to time. In addition, new compensation arrangements may be negotiated at any time. The compensation arrangements described in this section are not mutually exclusive, and a single Service Agent may receive multiple types of compensation.

The Distributor has agreements in place with Service Agents defining how much each firm will be paid for the sale of the Fund from sales charges, if any, paid by Fund shareholders and from 12b-1 Plan fees paid to the Distributor by the Fund. These Service Agents then pay their employees or associated persons who sell such fund shares from the sales charges and/or fees they receive. The Service Agent, and/or its employees or associated persons may receive a payment when a sale is made and will, in most cases, continue to receive ongoing payments while you are invested in the Fund. In other cases, the Distributor may retain all or a portion of such fees and sales charges.

In addition, the Distributor, the Manager and/or certain of their affiliates may make additional payments (which are often referred to as “revenue sharing” payments) to the Service Agents from their past profits and other available sources, including profits from their relationships with the Fund. Revenue sharing payments are a form of compensation paid to a Service Agent in addition to the sales charges paid by Fund shareholders or 12b-1 Plan fees paid by the Fund. The Manager, the Distributor and/or certain of its affiliates may revise the terms of any existing revenue sharing arrangement and may enter into additional revenue sharing arrangements with other Service Agents.

Revenue sharing arrangements are intended, among other things, to foster the sale of Fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of Fund shares. In exchange for revenue sharing payments, the Manager and the Distributor generally expect to receive the opportunity for the Fund to be sold through the Service Agents’ sales forces or to have access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. To the extent that Service Agents receiving revenue sharing payments sell more shares of the Fund, the Manager and the Distributor and/or their affiliates benefit from the increase in Fund assets as a result of the fees they receive from the Fund. The Distributor, LMPFA or their affiliates consider revenue sharing arrangements based on a variety of factors and services to be provided.

Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular Service Agent. Payments are at times based on other criteria or factors such as, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. In addition, the Distributor, the Manager and/or certain of their affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the fund on a Service Agent’s systems, participation or attendance at a Service Agent’s meetings, or for other reasons. Furthermore, the Distributor, the Manager and/or certain of their affiliates at times pay certain education and training costs of Service Agents (including, in some cases, travel expenses) to train and educate the personnel of the Service Agents. In addition, the Distributor, the Manager and/or certain of their affiliates at times may provide access to technology and other tools and support services that facilitate the marketing and promotion of investment management portfolios sponsored by Legg Mason and/or its affiliates. It is likely that Service Agents that execute portfolio transactions for the Fund will include those firms with which the Manager, the Distributor and/or certain of their affiliates have entered into revenue sharing arrangements.

The Fund generally pays the transfer agent for certain recordkeeping and administrative services. In addition, the Fund may pay Service Agents for certain recordkeeping, administrative, sub-accounting and networking services. These services include maintenance of shareholder accounts by the firms, such as recordkeeping and other activities that otherwise would be performed by a Fund’s transfer agent. Administrative fees may be paid to a firm that undertakes, for example, shareholder communications on behalf of the Fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation (“NSCC”). These payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Agent or (2) a fixed dollar amount for each account serviced by a Service Agent. the Distributor, the Manager and/or their affiliates may make all or a portion of these payments.

In addition, the Fund reimburses the Distributor for NSCC fees that are invoiced to the Distributor as the party to the agreement with NSCC for the administrative services provided by NSCC to the Fund and its shareholders. These services include transaction processing and settlement through Fund/SERV, electronic networking services to support the transmission of shareholder purchase and redemption orders to and from Service Agents, and related recordkeeping provided by NSCC to the Fund and its shareholders.

If your Fund shares are purchased through a retirement plan, the Distributor, the Manager or certain of their affiliates at times also make similar payments to those described in this section to the plan’s recordkeeper or an affiliate.

Revenue sharing payments, as well as the other types of compensation arrangements described in this section, create an incentive for Service Agents and their employees or associated persons to recommend the Fund over other investments or sell shares of the Fund to customers and in doing so may create conflicts of interest between the firms’ financial interests and the interests of their customers. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any Fund-related marketing or shareholder servicing activities.

As of December 31, 2019, the Distributor, the Manager or their affiliates made revenue sharing payments to the Service Agents listed below (or their affiliates or successors). It is possible that each Service Agent listed is not receiving payments with respect to each fund in the Legg Mason Funds complex. This list of intermediaries will change over time, and any additions, modifications or deletions thereto that have occurred since December 31, 2019 are not reflected.

BMO Harris Bank, N.A.

BNP Paribas Prime Brokerage, Inc.

Bridge Bank, N.A.

Citigroup Global Markets Inc.

Citi Private Bank

Comerica Bank

Fidelity Investments

Fiduciary Trust Company International

Fifth Third Bank

Goldman, Sachs & Co.

Goldman Sachs International

Great West Financial Services Equities, Inc.

Hightower Securities, LLC

Institutional Cash Distributors, LLC

J.P. Morgan Clearing Corp

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Mid Atlantic Capital Corporation

Morgan Stanley Wealth Management

MSCS Financial Services Division of Broadridge Business Process Outsourcing, LLC

Northwestern Mutual Investment Services LLC

Oppenheimer & Co. Inc.

Paychex Inc.

Pershing, LLC

PFS Investments, Inc.

PNC Investments LLC

RBC Wealth Management

Reliance Trust Company

Robert W. Baird & Co. Inc.

Silicon Valley Bank

State Street Bank

The Bank of New York Mellon

Treasury Curve

Union Bank, N.A.

U.S. Bancorp Investments, Inc.

VOYA Financial

Wells Fargo Securities, LLC

Winterbotham Trust Co., Ltd.

The Distributor, the Manager or their affiliates may also pay fees, from their own assets, to Service Agents for providing other distribution-related services as well as recordkeeping, administrative, subaccounting, and networking services (or portions thereof), and other shareholder or administrative services in connection with investments in the Fund. These payments may be considered revenue sharing payments. The Service Agents receiving such payments may not be listed above.

You should assume that your Service Agent receives revenue sharing payments and/or other compensation described in this SAI. Please contact your Service Agent for details about any payments it (and its employees) may receive from the Fund and/or from the Distributor, the Manager and/or their affiliates. You should review your Service Agent’s disclosure and/or talk to your Service Agent to obtain more information on how this compensation may have influenced your Service Agent’s recommendation of the Fund.

Dealer Commissions and Concessions

From time to time, the Distributor or the Manager, at its expense, may provide compensation or promotional incentives (“concessions”) to dealers that sell or arrange for the sale of shares of the Fund or a managed account strategy of which the Fund is part. Such concessions provided by the Distributor or the Manager may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more funds, and/or other dealer-sponsored events. From time to time, the Distributor or the Manager may make expense reimbursements for special training of a dealer’s registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by applicable laws or any self-regulatory agency, such as the FINRA.

Services and Distribution Plan

The Trust, on behalf of the Fund, has adopted a 12b-1 Plan in accordance with Rule 12b-1 under the 1940 Act. Under the 12b-1 Plan, the Fund may pay monthly fees to the Distributor at up to the annual rates set forth below (as a percentage of the average daily net assets of the Fund attributable to the applicable share class).

Fund/Class	Rate (%)
Government Reserves
Class A Class A2 Class N Service Shares	0.10 0.10 0.25 0.50
New York Tax Free Money Market Fund
Class A Class N Service Shares	0.10 0.25 0.50
Tax Free Reserves
Class A Class N Service Shares	0.10 0.25 0.50
U.S. Treasury Reserves
Class N Service Shares	0.25 0.50
Institutional Government Reserves
Class L Administrative Shares Institutional Shares Investor Shares	0.10 0.20 0.00 0.10
Institutional Liquid Reserves
Administrative Shares Institutional Shares Investor Shares	0.20 0.00 0.10
Institutional U.S. Treasury Obligations Money Market Fund
Administrative Shares Institutional Shares Investor Shares	0.20 0.00 0.10
Institutional U.S. Treasury Reserves
Administrative Shares Institutional Shares Investor Shares	0.20 0.00 0.10

Select Tax Free Reserves
Administrative Shares Investor Shares Select Shares	0.20 0.10 0.00
Premium Liquid Reserves	0.10
Premium U.S. Treasury Reserves	0.10

The Fund will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made. Fees under the 12b-1 Plan may be used to make payments to the Distributor, Service Agents and other parties with respect to the sale of Fund shares for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than existing shareholders. The Fund also may make payments to the Distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of shares and/or shareholder services; provided, however, that the fees paid to a recipient with respect to a particular class that may be used to cover expenses primarily intended to result in the sale of shares of that class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under FINRA Conduct Rule 2341 or any successor rule, in each case as amended or interpreted by FINRA.

Since fees paid under the 12b-1 Plan are not tied directly to expenses incurred by the Distributor (or others), the amount of the fees paid by a class of the Fund during any year may be more or less than actual expenses incurred by the Distributor (or others). This type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). Thus, even if the Distributor’s expenses exceed the fees provided for by the 12b-1 Plan, the Fund will not be obligated to pay more than those fees and, if expenses incurred by the Distributor (or others) are less than the fees paid to the Distributor and others, they will realize a profit.

The 12b-1 Plan recognizes that various service providers to the Fund, such as the Manager, may make payments for distribution, marketing or sales-related expenses out of their own resources of any kind, including profits or payments received from the Fund for other purposes, such as management fees. The 12b-1 Plan provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Fund, the payments are deemed to be authorized by the 12b-1 Plan.

Under its terms, the 12b-1 Plan continues in effect for successive annual periods, provided continuance is specifically approved at least annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to it (“Qualified Trustees”). The 12b-1 Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the 12b-1 Plan also must be approved by the Trustees, including the Qualified Trustees, in the manner described above. The 12b-1 Plan may be terminated with respect to a class of the Fund at any time, without penalty, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting securities of that class (as defined in the 1940 Act).

The following service and distribution fees were incurred by the Fund pursuant to the 12b-1 Plan in effect during the fiscal period ended August 31, 2020:

Fund/Class	Service and Distribution Fees Incurred ($)	Service and Distribution Fees Waived/Reimbursed ($)
Government Reserves
Class A	1,003,024	504,438
Class A2	384,441	213,015
Service	2,287	1,312

Institutional Government Reserves
Investor	1,142,624	571,312
Class L	876,524	350,610

Institutional Liquid Reserves
Investor	19,737	9,868

Institutional U.S. Treasury Obligations Money Market Fund
Administrative	1,516,449	1,025,181
Investor	4,537	3,407

Institutional U.S. Treasury Reserves
Investor	2,991,162	1,495,581

New York Tax Free Money Market Fund
Class A	95,489	36,206
Class N	37,347	25,181

Premium Liquid Reserves
	14,742	7,371

Premium U.S. Treasury Reserves
	182,610	118,558

Select Tax Free Reserves
Investor	6,300	3,965

Tax Free Reserves
Class A	68,640	48,743
Class N	19,378	12,864

U.S. Treasury Reserves
Class N	710,306	543,449
Service	4,155	2,294

No information is provided for the following share classes as they were not offered during the period shown:

•	Service Shares (except for U.S. Treasury Reserves and Government Reserves)
•	Class N shares of Government Reserves
•	Administrative Shares (except for Institutional U.S. Treasury Obligations Money Market Fund)

For the fiscal period ended August 31, 2020, the Distributor incurred distribution expenses for advertising, printing and mailing prospectuses, support service and overhead expenses and compensation to Service Agents and third parties as expressed in the following table. The Distributor may have made revenue sharing payments in addition to the expenses shown here.

Fund/Class	Third Party Fees ($)	Financial Consultant Compensation (Amortized) ($)	Marketing ($)	Printing ($)	Total Expenses ($)

Government Reserves
Class A	500,553	0	39,391	15	539,959
Class A2	171,781	0	15,380	6	187,167
Service	970	0	55	0	1,025

Institutional Government Reserves
Investor	527,276	0	58,692	16	585,984
Class L	513,449	0	45,474	14	558,937

Institutional Liquid Reserves
Investor	10,036	0	1,025	1	11,062

Institutional U.S. Treasury Obligations Money Market Fund
Investor	1,134	0	297	0	1,431
Administrative	522,249	0	38,692	12	560,953

Institutional U.S. Treasury Reserves
Investor	1,392,142	0	130,377	44	1,522,563

New York Tax Free Money Market Fund
Class A	60,090	0	32,383	2	92,475
Class N	12,214	0	5,104	0	17,318

Premium Liquid Reserves
	6,988	0	40,051	0	47,039

Premium U.S. Treasury Reserves
	64,048	0	30,171	4	94,223

Select Tax Free Reserves
Investor	2,349	0	1,158	0	3,507

Tax Free Reserves
Class A	21,347	0	31,975	1	53,323
Class N	6,568	0	3,775	0	10,343

U.S. Treasury Reserves
Service	1,938	0	191	0	2,129
Class N	166,962	0	32,611	5	199,578

No information is provided for the following share classes as they were not offered during the period shown:

•	Service Shares (except for U.S. Treasury Reserves and Government Reserves)
•	Class N shares of Government Reserves
•	Administrative Shares (except for Institutional U.S. Treasury Obligations Money Market Fund)

PURCHASE OF SHARES

Purchases of Fund shares are discussed under the “Buying shares” and “Exchanging shares” sections of the Fund’s Prospectus; this information is incorporated herein by reference. See the Fund’s Prospectus for a discussion of which share classes of the Fund are available for purchase, who is eligible to purchase shares of each class, and applicable investment minimums.

Investors may purchase shares from a Service Agent. However, Service Agents may not offer all classes of shares. In addition, certain investors may purchase shares directly from the Fund. When purchasing shares of the Fund, investors must specify the class of shares being purchased. Payment must be made with the purchase order. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage or other financial account through which an investor purchases or holds shares. Accounts held directly at the transfer agent are not subject to a maintenance fee.

Class N shares, Class L shares, Select Shares, Administrative Shares, Investor Shares and Service Shares. Class A2 shares, Class N shares, Class L shares, Select Shares, Administrative Shares, Investor Shares and Service Shares are sold without an initial sales charge and are not subject to contingent deferred sales charges.

Class A Shares. Class A shares are sold without an initial sales charge and are generally not subject to contingent deferred sales charges. There are no minimum investment requirements for purchases of Class A shares by: (i) current and retired board members of Legg Mason; (ii) current and retired board members of investment companies managed by affiliates of Legg Mason (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”); (iii) current employees of the Manager and its affiliates; (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21); and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons.

Class A2 Shares. Class A2 shares are sold without an initial sales charge and are not subject to contingent deferred sales charges. Class A2 Shares are available only to individual investors who hold their shares through a Service Agent that has entered into an agreement with LMIS specifically authorizing the sale of Class A2 shares. PFS Investments Inc. has entered into an agreement with LMIS specifically authorizing the sale of Class A2 shares.

Institutional Shares. Institutional Shares are sold without an initial sales charge and are not subject to contingent deferred sales charges. Institutional Shares may be purchased directly from the Fund by the following persons: (i) current employees of the Manager and its affiliates; (ii) former employees of the Manager and its affiliates with existing accounts; (iii) current and former board members of investment companies managed by affiliates of Legg Mason; (iv) current and former board members of Legg Mason; and (v) the “immediate families” of such persons. “Immediate families” are such person’s spouse (including the surviving spouse of a deceased board member) and parents, grandparents and children and grandchildren under the age of 21 (including step-relationships). For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50.

Capital Shares and Premium Shares. Capital Shares and Premium Shares are not available to individual investors. Premium Shares are available to funds affiliated with LMPFA and/or its affiliates. However, Premium Shares may also be available to other investors approved by the Distributor.

Under certain circumstances, an investor who purchases Fund shares pursuant to a fee-based advisory account program of an eligible financial intermediary as authorized by LMIS may be afforded an opportunity to make a conversion between one or more share classes owned by the investor in the same Fund to Class I shares of that Fund. Such a conversion in these particular circumstances does not cause the investor to realize taxable gain or loss.

The Fund reserves the right to waive or change minimums, to decline any order to purchase shares and to suspend the offering of shares from time to time.

New York Tax Free Money Market Fund, Tax Free Reserves, and Select Tax Free Reserves.

The Fund is only offered to accounts that are beneficially owned solely by natural persons. Natural persons include any person who provides the Fund or the Fund’s authorized agent or intermediary with a social security number issued to that person, a government-issued identification document such as a driver’s license or passport that bears a photograph of the person, or other similar documentation. Natural persons also may be able to invest in the Fund through certain tax-advantaged savings accounts, trusts and other retirement and investment accounts, provided all beneficial owners of the accounts are natural persons, Examples may include: (i) certain retirement accounts, such as participant directed defined contribution plans, individual retirement accounts, deferred compensation plans for employees of government or tax-exempt organizations, and Keogh plans; (ii) college savings plans; (iii) health savings accounts; (iv) custodial accounts; (v) accounts of the estate of a natural person; (vi) medical savings accounts; (vii) ordinary trusts; and (viii) other accounts beneficially owned solely by natural persons.

Beneficial ownership typically means having voting power, which includes the power to vote, or direct the voting of, the Fund shares, and/or sole or shared investment power, which includes the power to dispose of, or direct the disposition of, the Fund shares.

The Fund will require the Fund’s authorized agent or intermediary to certify to the Fund that it has determined that all beneficial owners of accounts that have invested in the Fund through or with the assistance of such authorized agent or intermediary are natural persons pursuant to reasonably designed procedures.

Accounts that are not beneficially owned solely by natural persons, such as those opened by businesses, including small businesses, defined benefit plans and endowments, are not eligible to invest in, and will be involuntarily redeemed from, the Fund.

Systematic Investment Plan

Shareholders holding Class A, A2 or C shares may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, shareholders may arrange for automatic periodic investments of $50 or more in certain share classes by authorizing the Distributor or the transfer agent to charge the shareholder’s account held with a bank or other financial institution, as indicated by the shareholder, to provide for systematic additions to the shareholder’s Fund account. Shareholders have the option of selecting the frequency of the investment (on a monthly, every alternate month, quarterly, semi-annual or annual basis) as long as the investment equals a minimum of $50 per month. Shareholders may terminate participation in the Systematic Investment Plan at any time without charge or penalty. Additional information is available from the Fund or your Service Agent.

Contingent Deferred Sales Charge Provisions

Class A and Class A2 Shares. If Class A or Class A2 shares of the Fund are acquired by exchange of shares of another fund sold by the Distributor that were subject to a contingent deferred sales charge, you may pay a contingent deferred sales charge if the shares acquired by exchange are redeemed within 18 months of purchase of the shares from the original fund.

Any applicable contingent deferred sales charge will be assessed on the NAV at the time of purchase or redemption, whichever is less.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other funds sold by the Distributor. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The Fund’s Distributor receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on:

i.	exchanges (see “Exchange of Shares”);
ii.

systematic withdrawals in amounts equal to or less than 2.00% of the shareholder’s account balance at the time the withdrawals commence, up to a maximum of 12.00% in one year (see “Systematic Withdrawal Plan”);

iii.	redemptions of shares within 12 months following the death or disability (as defined by the Code) of the shareholder;
iv.

mandatory post-retirement distributions from retirement plans or IRAs commencing on or after attainment of age 70 1/2, (except that shareholders of certain retirement plans or IRAs established prior to May 23, 2005 will be eligible to obtain a waiver of the contingent deferred sales charge on all funds held in those accounts at age 59 1/2 and may be required to demonstrate such eligibility at the time of redemption);

v.	involuntary redemptions;
vi.	redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise;
vii.	effective May 1, 2020, on redemptions with respect to investors where the Distributor did not pay the Service Agent a commission;
viii.	tax-free returns of an excess contribution to any retirement plan;
ix.

certain redemptions of shares of the Fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the Distributor or the Manager; and

x.	Class A shares held through accounts where LMIS is the broker-dealer of record (“LMIS Accounts”).

A shareholder who has redeemed shares from other funds distributed by LMIS may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days in a fund distributed by LMIS and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

To have a contingent deferred sales charge waived, you or your Service Agent must let the Fund know at the time you redeem shares that you qualify for such a waiver. Contingent deferred sales charge waivers will be granted subject to confirmation by LMIS or the Fund transfer agent of the shareholder’s status or holdings, as the case may be.

Grandfathered Retirement Program with Exchange Features

Certain retirement plan programs with exchange features in effect prior to November 20, 2006 (collectively, the “Grandfathered Retirement Program”) that are authorized by the Distributor to offer eligible retirement plan investors the opportunity to exchange all of their Class C shares or Class C1 shares, if applicable, for Class A shares of an applicable fund sold by the Distributor, are permitted to maintain such share class exchange features for current and prospective retirement plan investors.

Under the Grandfathered Retirement Program, Class C shares and Class C1 shares of the Fund may be purchased by plans investing less than $3,000,000. Class C shares and Class C1 shares are eligible for exchange into Class A shares not later than eight years after the plan joins the program. They are eligible for exchange in the following circumstances: For participating plans established with the Fund or another fund in the Legg Mason family of funds (including funds for which LMPFA or any predecessor serves or has served as investment manager or administrator) prior to June 2, 2003, if such plan’s total Class C and Class C1 holdings in all non-money market funds sold by the Distributor equal at least $1,000,000 at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, the participating plan will be permitted to exchange all of its Class C shares and Class C1 shares for Class A shares of the Fund. For participating plans established with the Fund or another fund in the Legg Mason family of funds (including funds for which LMPFA or any predecessor serves or has served as investment manager or administrator) on or after June 2, 2003, if such plan’s total Class C and Class C1 holdings in all non-money market funds sold by the Distributor equal at least $3,000,000 at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, the participating plan will be permitted to exchange all of its Class C shares and Class C1 shares for Class A shares of the Fund.

Unless the exchange offer has been rejected in writing, the exchange will automatically occur within approximately 30 days after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares and Class C1 shares for Class A shares of the same fund regardless of asset size at the end of the eighth year after the date the participating plan enrolled in the Grandfathered Retirement Program. Unless the exchange has been rejected in writing, the exchange will automatically occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares and Class C1 shares but instead may acquire Class A shares of the same fund. Any Class C shares and Class C1 shares not converted will continue to be subject to the distribution fee.

For further information regarding the Grandfathered Retirement Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Grandfathered Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding Class C shares and Class C1 shares exchange privileges applicable to their plan.

REDEMPTION OF SHARES

Redemptions of Fund shares are discussed under the “Exchanging shares” and “Redeeming shares” sections of the Fund’s Prospectus; this information is incorporated herein by reference.

The right of redemption may be suspended or the date of payment postponed:

i.	for any period during which the NYSE is closed (other than for customary weekend and holiday closings);
ii.

when trading in the markets the Fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of NAV is not reasonably practicable; or

iii.	for such other periods as the SEC by order may permit for protection of the Fund’s shareholders.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions.

(Only applies to Government Reserves, New York Tax Free Money Market Fund, Tax Free Reserves and U.S. Treasury Reserves) The Fund’s transfer agent, acting on behalf of the Fund, may place a temporary hold for up to 25 business days on the disbursement of redemption proceeds from an account held directly with the Fund if the transfer agent, in consultation with the Fund reasonably believes that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. In order to delay payment of redemption proceeds under these circumstances, the Fund and the transfer agent must adopt certain policies and procedures and otherwise comply with the terms and conditions of no-action relief provided by the SEC staff. Financial exploitation means: (A) the wrongful or unauthorized taking, withholding, appropriation, or use of a Specified Adult’s funds or securities; or (B) any act or omission by a person, including through the use of a power of attorney, guardianship, or any other authority regarding a Specified Adult, to (i) obtain control, through deception, intimidation or undue influence, over the Specified Adult’s money, assets or property, or (ii) convert the Specified Adult’s money, assets or property. The transfer agent and/or the Fund may not be aware of factors suggesting financial exploitation of a Specified Adult and may not be able to identify Specified Adults in all circumstances. Furthermore, the transfer agent is not required to delay the disbursement of redemption proceeds and does not assume any obligation to do so. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is a natural person (A) age 65 and older, or (B) age 18 and older and whom the fund’s transfer agent reasonably believes has a mental or physical impairment that renders the individual unable to protect his or her own interests.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and should be disclosed to its customers by each Service Agent.

Additional Information Regarding Telephone Redemption and Exchange Program. The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program.

Redemption Fees and Gates (New York Tax Free Money Market Fund, Tax Free Reserves, Institutional Liquid Reserves, Select Tax Free Reserves, Premier Institutional Liquid Reserves and Premium Liquid Reserves)

The Fund may impose a liquidity fee on redemptions from the Fund (up to 2%) or temporarily restrict redemptions from the Fund for up to 10 business days (a “redemption gate”), in the event that the Fund’s weekly liquid assets1 fall below the following thresholds:

(i)

30% weekly liquid assets—if the Fund’s weekly liquid assets fall below 30% of the Fund’s total assets, and the Board determines that it is in the best interests of the Fund, the Fund may, as early as the same day, impose a liquidity fee of not more than 2% of the amount redeemed or a redemption gate that temporarily suspends the right of redemption

(ii)

10% weekly liquid assets—if the Fund’s weekly liquid assets fall below 10% of the Fund’s total assets, the Fund will impose at the beginning of the next business day, a liquidity fee of 1% of the amount redeemed, unless the Board determines that imposing such a fee would not be in the best interests of the Fund or determines that a lower or higher fee (not to exceed 2%) would be in the best interests of the Fund.

If the Fund imposes a redemption gate, the Fund and the Fund’s authorized agent or intermediary will not accept redemption orders until the Fund has notified shareholders that the redemption gate has been lifted. Any redemption orders submitted while a redemption gate is in effect will be cancelled without further notice.

Pending redemption orders may be affected if the Fund imposes a redemption gate. If you still wish to redeem shares once the redemption gate has been lifted, you will need to submit a new redemption request to the Fund or the Fund’s authorized agent or intermediary.

Liquidity fees and redemption gates may be terminated at any time at the discretion of the Board. In addition, liquidity fees and redemption gates will terminate at the beginning of the next business day once the Fund has invested 30% or more of its total assets in weekly liquid assets. The Fund may only suspend redemptions for up to 10 business days in any 90-day period.

A liquidity fee imposed by the Fund will reduce the amount you will receive upon the redemption of your shares, and could cause you to recognize a capital loss or could decrease the capital gain or increase the capital loss you would otherwise recognize. Liquidity fees would be retained by the Fund. Pending redemption orders may be affected if the Fund imposes a liquidity fee.

Any announcement regarding the imposition of a liquidity fee or redemption gate, or the termination of a liquidity fee or a redemption gate, will be available at the Fund’s website as noted below, and will be filed with the SEC.

New York Tax Free Money Market Fund: www.leggmason.com/en-us/products/money-markets/western-asset-new-york-tax-free-money-market-fund.html

Tax Free Reserves: www.leggmason.com/en-us/products/money-markets/western-asset-tax-free-reserves.html

Institutional Liquid Reserves: www.leggmason.com/en-us/products/money-markets/western-asset-institutional-liquid-reserves.html

Premier Institutional Liquid Reserves: www.leggmason.com/en-us/products/money-markets/western-asset-premier-institutional-liquid-reserves.html

Select Tax Free Reserves: www.leggmason.com/en-us/products/money-markets/western-asset-select-tax-free-reserves.html

Premium Liquid Reserves: www.leggmason.com/en-us/products/money-markets/western-asset-premium-liquid-reserves.html

If the Fund’s weekly liquid assets fall below 10% of the Fund’s total assets, the Fund reserves the right to permanently suspend redemptions and liquidate if the Board determines that it is not in the best interests of the Fund to continue operating.

[1]

“Weekly liquid assets” include (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities issued by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, that are issued at a discount to the principal amount to be repaid at maturity without the provision for the payment of interest and have a remaining maturity of 60 days or less; (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days; and (v) amounts receivable and due unconditionally within five business days on pending sales of portfolio securities.

Systematic Withdrawal Plan

A systematic withdrawal plan (the “Withdrawal Plan”) is available to shareholders of certain classes of shares, as described in the Fund’s Prospectus. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in the Fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at NAV in additional shares of the Fund.

For additional information shareholders should contact their Service Agents. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan should be sent to the transfer agent. Withdrawals may be scheduled on any day of the month; however, if the shareholder does not specify a day, the transfer agent will schedule the withdrawal on the 25th day (or the next business day if the 25th day is a weekend or holiday) of the month.

Legg Mason Institutional Funds Systematic Withdrawal Plan

Certain shareholders of Class I shares with an initial NAV of $1,000,000 or more, or certain other shareholders authorized by LMIS, may be eligible to participate in the Legg Mason Institutional Funds Systematic Withdrawal Plan. Receipt of payment of proceeds of redemptions made through the Systematic Withdrawal Plan will be wired through ACH to your checking or savings account—redemptions of Fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. Requests must be made in writing to the Fund or your Service Agent to participate in, change or discontinue the Systematic Withdrawal Plan. You may change the monthly amount to be paid to you or terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by notifying the Fund or your Service Agent. The Fund, its transfer agent and the distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

Involuntary Redemptions of Shares

Subject to applicable law, the Fund may cause a shareholder’s shares to be redeemed under certain circumstances, including in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of the Fund if necessary and to eliminate ownership of shares by a particular shareholder when the Fund determines, pursuant to adopted policies, that the particular shareholder’s ownership is not in the best interests of the other shareholders of the Fund (for example, in the case of a market timer). In addition, each of New York Tax Free Money Market Fund, Tax Free Reserves and Select Tax Free Reserves reserve the right to redeem shares of any investor that is not a natural person.

Redemptions In Kind

The Fund reserves the right, under certain conditions, to honor any request for a redemption by making payment in whole or in part by delivering securities valued in accordance with the procedures described under “Share price/ Fund business days” in the Fund’s Prospectus. Because redemption in kind may be used at times of unusual illiquidity in the markets, these valuation methods may include fair value estimations. If payment is made in securities, a shareholder should expect to incur brokerage expenses in converting those securities into cash, and the market price of those securities will be subject to fluctuation until they are sold. The securities delivered may not be representative of the entire Fund portfolio, may represent only one issuer or a limited number of issuers and may be securities that the Fund would otherwise sell. The Fund will not use securities to pay redemptions by LMIS or other affiliated persons of the Fund, except as permitted by law, SEC rules or orders, or interpretive guidance from the SEC staff or other proper authorities.

EXCHANGE OF SHARES

Exchanges of Fund shares are discussed under the Buying shares”, “Exchanging shares” and “Redeeming shares” sections of the Fund’s Prospectus; this information is incorporated herein by reference. The exchange privilege enables shareholders to acquire shares of the same class in another fund sold by the Distributor. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered.

The Prospectus describes the requirements for exchanging shares of the Fund and may be obtained as described on the cover page of this SAI.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current NAV, and the proceeds, net of any applicable sales charge, are immediately invested in shares of the fund being acquired at that fund’s then current NAV. The Distributor reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

The exchange privilege is not available with respect to Premium Liquid Reserves, Premium U.S. Treasury Reserves, Institutional Liquid Reserves, Premier Institutional Liquid Reserves or Class L shares of Institutional Government Reserves.

Class A and Class A2 Exchanges. Class A shares may be exchanged for Class A shares of another fund sold by the Distributor. Class A2 shares may be exchanged for Class A2 shares of another fund sold by the Distributor or, if such fund does not offer Class A2, for Class A shares.

An initial sales charge may apply if you exchange Class A shares or Class A2 shares of the Fund for Class A shares or Class A2 shares of another fund sold by the Distributor which is subject to an initial sales change. Further, if Class A or Class A2 shares acquired by exchange from another fund sold by the Distributor are subject to a contingent deferred sales charge, the original contingent deferred sales charge up to 1.00% will apply to these shares (except for shares held through LMIS Accounts) if any of these shares are redeemed within eighteen months of the date shares of the original fund were purchased.

Class N, Service Shares, Institutional Shares, Investor Shares, Select Shares and Administration Shares Exchanges. Class N shares, Service Shares, Institutional Shares, Investor Shares, Select Shares and Administration Shares may be exchanged for the same class of shares of another Western Asset money market fund sold by the Distributor without imposition of any charge.

Capital Shares and Premium Shares. Capital Shares and Premium Shares may be exchanged for the same class of shares of another Western Asset money market fund sold by the Distributor without imposition of any charge.

Additional Information Regarding the Exchange Privilege

The Fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund and its shareholders. See “Frequent trading of fund shares” in the Fund’s Prospectuses.

During times of drastic economic or market conditions, the Fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the Fund’s next determined NAV but the purchase order would be effective only at the NAV next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

The exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange. A shareholder generally will not recognize a gain or loss on an exchange if the fund whose shares are exchanged maintains a NAV of $1.00 per share. Other taxes or tax-related consequences may apply, and you should consult your tax adviser before requesting an exchange.

VALUATION OF SHARES

The NAV per share of each class of the Fund is determined on such days and at such times as is set forth in the Fund’s Prospectus. NAV is calculated for each class of the Fund by dividing the value of the Fund’s net assets (i.e., the value of its assets attributable to a class, including (if applicable) its investment in its underlying Portfolio, if any, less its liabilities, including expenses payable or accrued) by the number of the shares of the class outstanding at the time the determination is made. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is closed for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King Jr. Day,

Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. As of the date of this SAI, the Securities Industry and Financial Markets Association (SIFMA) recommends an early close to the bond markets on Good Friday, the business day following Thanksgiving Day and the business day preceding the following holidays (or the days on which they are observed): New Year’s Day, Good Friday, Memorial Day, Independence Day and Christmas Day.

The value of the Portfolio’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same times and on the same days as the NAV per share of the corresponding Fund is determined (although the Portfolio’s NAV may also be determined at other times in addition to these times to accommodate the NAV times of other investors in the Portfolio). The NAV of the Fund’s investment in its corresponding Portfolio is equal to the Fund’s pro rata share of the total investment of the Fund and of other investors in the Portfolio less the Fund’s pro rata share of the Portfolio’s liabilities.

Government Reserves, Institutional Government Reserves, Premier Institutional Government Reserves, Institutional U.S. Treasury Obligations Money Market Fund, Institutional U.S. Treasury Reserves, Premier Institutional U.S. Treasury Reserves, New York Tax Free Money Market Fund, Premium U.S. Treasury Reserves, Select Tax Free Reserves, Tax Free Reserves and U.S. Treasury Reserves:

The Fund seeks to maintain a constant $1.00 NAV per share and, although no assurance can be given that it will be able to do so on a continuing basis, as described below, the Fund employs specific investment policies and procedures to accomplish this result.

The securities held by the Fund or the Portfolio are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If the market value (or deemed market value) of the securities held by the Fund or the Portfolio deviates more than 1/2 of 1% from their value determined on the basis of amortized cost, the applicable Board will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the stated value of an instrument is higher or lower than the price the Fund or Portfolio would receive if the instrument were sold.

Pursuant to the rules of the SEC, the Fund’s and Portfolio’s Trustees have established procedures to stabilize the value of the Fund’s and Portfolio’s net assets within 1/2 of 1% of the value determined on the basis of amortized cost. These procedures include a review of the extent of any such deviation of NAV, based on available market rates. Should that deviation exceed 1/2 of 1% for the Fund or the Portfolio (as applicable), the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to investors in the Fund or the Portfolio. Such action may include redemption or withdrawal in kind, selling securities prior to maturity and utilizing a NAV as determined by using available market quotations.

Because of the short-term maturities of the portfolio investments of the Fund, the Fund does not expect to realize any material long-term capital gains or losses. Any net realized short-term capital gains will be declared and distributed to the Fund’s shareholders annually after the close of the Fund’s fiscal year. Distributions of short-term capital gains are taxable to shareholders as ordinary income. Any realized short-term capital losses will be offset against short-term capital gains or, to the extent possible, utilized as capital loss carryover. The Fund may distribute short-term capital gains more frequently than annually, and the Fund, other than Institutional Government Reserves may reduce shares to reflect capital losses or make distributions of capital if necessary, in each case in order to maintain the Fund’s or Portfolio’s NAV of $1.00 per share. Reducing the number of shares would be accomplished by means of a reverse stock split, if authorized by the Fund’s Trustees. In a reverse stock split, the number of shares held by each shareholder would be reduced by the same proportional amount. That amount would be calculated such that, immediately after the reverse stock split, each outstanding share would be valued at $1.00. However, each shareholder would own fewer shares and, therefore, would have lost money.

It is expected that the Fund (and each class of the Fund) will have a positive net income at the time of each determination thereof. If for any reason the Fund’s or a class’ net income is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, or if the Fund’s expenses exceeded its income, the Fund would first offset the negative amount with respect to each shareholder account in the Fund or class from the dividends declared during the month with respect to those accounts. If and to the extent that negative net income exceeds declared dividends at the end of the month, the Fund may reduce the number of outstanding shares of the Fund or class as described above. In addition, even where the Fund does not have negative income, the Fund may retain some portion of its income, which would have the effect of increasing its NAV.

Institutional Liquid Reserves, Premier Institutional Liquid Reserves and Premium Liquid Reserves:

Valuation of the Fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the Manager, which generally uses independent third party pricing services approved by the Board. Under the procedures, assets are valued as follows:

•

The valuations for fixed income securities are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies.

•

The valuations of securities traded on foreign markets and certain other fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade. Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem the Fund’s shares.

•

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the Manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the Manager believes that they are unreliable, the Manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined by the Manager in good faith, that the Fund might reasonably expect to receive upon a current sale of the security. The Fund may also use fair value procedures if the Manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s NAV is calculated.

Many factors may influence the price at which the Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the Fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV. Investors who purchase or redeem fund shares on days when the Fund is holding fair-valued securities may receive a greater or lesser number of shares, or redemption proceeds, than they would have received if the Fund had not fair-valued the security or had used a different methodology. Because of the differences in distribution fees and class-specific expenses, the per share NAV of each class may differ.

Because of the short-term maturities of the portfolio investments of the Fund, the Fund does not expect to realize any material long-term capital gains or losses. Any net realized short-term capital gains will be declared and distributed to the Fund’s shareholders annually after the close of the Fund’s fiscal year. Distributions of short-term capital gains are taxable to shareholders as ordinary income. Any realized short-term capital losses will be offset against short-term capital gains or, to the extent possible, utilized as capital loss carryover. The Fund may distribute short-term capital gains more frequently than annually, reduce shares to reflect capital losses or make distributions of capital. Reducing the number of shares would be accomplished by means of a reverse stock split, if authorized by the Fund’s Trustees. In a reverse stock split, the number of shares held by each shareholder would be reduced by the same proportional amount.

PROXY VOTING GUIDELINES AND PROCEDURES

The Manager delegates to the Subadviser the responsibility for voting proxies for the Fund through its contracts with the Subadviser. The Subadviser may use its own proxy voting policies and procedures to vote proxies of the Fund if the Fund’s Board reviews and approves the use of those policies and procedures. Accordingly, the Manager does not expect to have proxy-voting responsibility for the Fund.

Should the Manager become responsible for voting proxies for any reason, such as the inability of the Subadviser to provide investment advisory services, the Manager shall utilize the proxy voting guidelines established by the most recent Subadviser to vote proxies until a new Subadviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of the Manager (or its affiliates if such conflict is known to persons responsible for voting at the Manager) and any fund, the Board of Directors of the Manager shall consider how to address the conflict and/or how to vote the proxies. The Manager shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

The Manager shall be responsible for gathering relevant documents and records related to proxy voting from the Subadviser and providing them to the Fund as required for the Fund to comply with applicable rules under the 1940 Act. The Manager shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of the Subadviser, including the actual proxy voting policies and procedures of the Subadviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

The Subadviser’s proxy voting policies and procedures govern in determining how proxies relating to the Fund’s portfolio securities are voted. A copy of the proxy voting policies and procedures is attached as Appendix A to this SAI. Information regarding how the Fund voted proxies (if any) relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge (1) by calling 1-877-721-1926, (2) on www.leggmason.com/moneymarketfunds (click on the name of the Fund) and (3) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s Board has adopted policies and procedures (the “policy”) developed by the Manager with respect to the disclosure of the Fund’s portfolio securities and any ongoing arrangements to make available information about the Fund’s portfolio securities for the Legg Mason Funds. The Manager believes the policy is in the best interests of the Fund and its shareholders and that it strikes an appropriate balance between the desire of investors for information about fund portfolio holdings and the need to protect the Fund from potentially harmful disclosures.

General rules/Website disclosure

The policy provides that information regarding the Fund’s portfolio holdings may be shared at any time with employees of the Manager, the Subadviser and other affiliated parties involved in the management, administration or operations of the Fund (referred to as fund-affiliated personnel). Under the policy, the Fund’s complete list of holdings (including the size of each position) and certain other information is disclosed as of the last business day of the month no later than five business days after month-end on the Fund’s public website. The Fund may disclose its complete portfolio holdings earlier, provided such information has been made available on the Fund’s public website in accordance with the policy.

The Fund currently discloses its complete portfolio holdings as of the last business day of each month no later than five business days after month-end on www.leggmason.com/moneymarketfunds (click on the name of the Fund).

Ongoing Arrangements

Under the policy, the Fund may release portfolio holdings information on a regular basis to a custodian, sub-custodian, fund accounting agent, proxy voting provider, rating agency or other vendor or service provider for a legitimate business purpose, where the party receiving the information is under a duty of confidentiality, including a duty to prohibit the sharing of non-public information with unauthorized sources and trading upon non-public information. The Fund may enter into other ongoing arrangements for the release of portfolio holdings information, but only if such arrangements serve a legitimate business purpose and are with a party who is subject to a confidentiality agreement and restrictions on trading upon non-public information. None of the Fund, Legg Mason or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about the Fund’s portfolio securities will be reviewed at least annually by the Fund’s Board.

Set forth below is a list, as of June 30, 2020, of those parties with whom the Manager, on behalf of the Fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the maximum frequency of the release under such arrangements, and the minimum length of the lag, if any, between the date of the information and the date on which the information is disclosed. The ongoing arrangements may vary for each party, and it is possible that not every party will receive information for the Fund. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
Bank of New York Mellon (Fund Custodian and Accounting Agent)	Daily	None

Best Alternatives Outsourcing Services, LLP	Daily	None

Charles River	Daily	None

Institutional Shareholder Services (Proxy Voting Services)	Daily	None

Middle Office Solutions, LLC	Daily	None

NaviSite, Inc.	Daily	None

Thomson	Semi-annually	None

Portfolio holdings information for the Fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Fidelity	Quarterly	5 Business Days

Fitch (Rating Agency)	Monthly	Sent 6-7 Business Days

Interactive Data Corp.	Weekly	None

Liberty Hampshire	Weekly and Month-End	None

Moody’s Investor Service, Inc. (Rating Agency)	Monthly	Sent 6-7 Business Days

S&P Global (Rating Agency)	Monthly	Sent 6-7 Business Days

SunTrust	Weekly and Month-End	None

Excluded from the lists of ongoing arrangements set forth above are ongoing arrangements where either (i) the disclosure of portfolio holdings information occurs concurrently with or after the time at which the portfolio holdings information is included in a public filing with the SEC that is required to include the information, or (ii) the Fund’s portfolio holdings information is made available no earlier than the day next following the day on which the Fund makes the information available on its website, as disclosed in the Fund’s Prospectus. The approval of the Fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions from the policy.

Release of Limited Portfolio Holdings Information

In addition to the ongoing arrangements described above, the Fund’s complete or partial list of holdings (including size of positions) may be released to another party on a one-time basis, provided the party receiving the information has executed a non-disclosure and confidentiality agreement and provided that the specific release of information has been approved by the Fund’s Chief Compliance Officer or designee as consistent with the policy. By way of illustration and not of limitation, release of non-public information about a Fund’s portfolio holdings may be made (i) to a proposed or potential adviser or Subadviser(s) or other investment manager asked to provide investment management services to the Fund, or (ii) to a third party in connection with a program or similar trade.

In addition, the policy permits the release to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel of limited portfolio holdings information in other circumstances, including:

1.	The Fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.
2.

A list of securities (that may include fund holdings together with other securities) followed by an investment professional (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

3.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).
4.

The Fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the Fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

5.

A small number of the Fund’s portfolio holdings (including information that the Fund no longer holds a particular holding) may be released, but only if the release of the information could not reasonably be seen to interfere with current or future purchase or sales activities of the Fund and is not contrary to law.

6.

The Fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Exceptions to the Policy

The Fund’s Chief Compliance Officer, or designee, may as is deemed appropriate, approve exceptions from the policy. Exceptions are granted only after a thorough examination and consultation with the Manager’s legal department, as necessary. Exceptions from the policy are reported annually to the Fund’s Board.

Limitations of Policy

The Fund’s portfolio holdings policy is designed to prevent sharing of portfolio information with third parties that have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, the Manager or the Subadviser may manage accounts other than the Fund that have investment objectives and strategies similar to those of the Fund. Because these accounts, including the Fund, may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account managed by the Manager or the Subadviser may be able to infer the portfolio holdings of the Fund from the portfolio holdings in that investor’s account.

THE TRUST

References in this section to the “Trust” include Legg Mason Partners Money Market Trust, Legg Mason Partners Premium Money Market Trust and Legg Mason Partners Institutional Trust unless otherwise specified. The certificate of trust to establish the Trust was filed with the State Department of Assessments and Taxation of Maryland on October 4, 2006. The Fund is a series of the applicable Trust.

As of April 16, 2007, Institutional Liquid Reserves, Institutional U.S. Treasury Reserves, Institutional Government Reserves and Select Tax Free Reserves were redomiciled as a series of Legg Mason Partners Institutional Trust. Immediately prior to such redomiciliation, Institutional Government Reserves was reorganized on April 16, 2007 as a series of CitiFunds Institutional Trust, a Massachusetts business trust. Prior to reorganization of Institutional Government Reserves as series of CitiFunds Institutional Trust, such fund was a series of Smith Barney Institutional Cash Management Fund Inc., a Maryland corporation.

Prior to the reorganization of Institutional Liquid Reserves, Institutional U.S. Treasury Reserves and Institutional Government Reserves as series of the Trust, the funds were series of CitiFunds Institutional Trust. Prior to January 1, 2001, Institutional Liquid Reserves, Institutional U.S. Treasury Reserves and Select Tax Free Reserves were called CitiFunds Institutional Liquid Reserves, CitiFunds Institutional U.S. Treasury Reserves and CitiFunds Institutional Tax Free Reserves, respectively. Prior to January 2, 1998, Institutional Liquid Reserves, Institutional U.S. Treasury Reserves and Select Tax Free

Reserves were called Landmark Institutional Liquid Reserves, Landmark Institutional U.S. Treasury Reserves and Landmark Institutional Tax Free Reserves, respectively. Prior to May 31, 2010, Institutional Liquid Reserves, Institutional U.S. Treasury Reserves, Institutional Government Reserves and Select Tax Free Reserves were known as Western Asset / CitiSM Institutional Liquid Reserves, Western Asset / CitiSM Institutional U.S. Treasury Reserves, Western Asset Institutional Government Money Market Fund and Western Asset / CitiSM Institutional Tax Free Reserves, respectively. Prior to August 26, 2016, Select Tax Free Reserves was called Western Asset Institutional Tax Free Reserves.

As of April 16, 2007, U.S. Treasury Reserves, Government Reserves, Tax Free Reserves and New York Tax Free Money Market Fund was redomiciled as a series of Legg Mason Partners Money Market Trust. With respect to each of U.S. Treasury Reserves, Government Reserves, Tax Free Reserves and New York Tax Free Money Market Fund, prior to reorganization of each such fund as a series of Legg Mason Partners Money Market Trust, such funds were series of CitiFunds Trust III, a business trust organized under the laws of the Commonwealth of Massachusetts. Prior to October 23, 2000, U.S. Treasury Reserves was called CitiFunds U.S. Treasury Reserves, and prior to January 2, 1998, was called Landmark U.S. Treasury Reserves. Prior to December 7, 2001, Tax Free Reserves was organized as a separate business trust under the laws of the Commonwealth of Massachusetts. The predecessor of Tax Free Reserves was organized on June 21, 1985 and was the successor to the business of The Landmark Funds Tax Free Reserves, Inc., which was incorporated under the laws of the State of Maryland in 1983. Prior to December 7, 2001, New York Tax Free Money Market Fund was organized as a series of a separate business trust called CitiFunds Multi-State Tax Free Trust. CitiFunds Multi-State Tax Free Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on August 30, 1985. Prior to reorganization as a series of CitiFunds Trust III, Government Reserves was a series of Smith Barney Money Funds, Inc., a Maryland corporation. Prior to September 1, 2012, Government Reserves was known as Western Asset Government Money Market Fund. Prior to May 31, 2010, U.S. Treasury Reserves, Tax Free Reserves and New York Tax Free Money Market Fund were known as Western Asset / CitiSM U.S. Treasury Reserves, Western Asset / CitiSM Tax Free Reserves, and Western Asset / CitiSM New York Tax Free Reserves, respectively.

As of April 16, 2007, Premium Liquid Reserves and Premium U.S. Treasury Reserves were redomiciled as series of Legg Mason Partners Premium Money Market Trust. Prior to reorganization of Premium Liquid Reserves and Premium U.S. Treasury Reserves as series of Legg Mason Partners Premium Money Market Trust, these funds were series of CitiFunds Premium Trust, a business trust organized under the laws of the Commonwealth of Massachusetts. Prior to May 31, 2010, Premium Liquid Reserves and Premium U.S. Treasury Reserves were known as Western Asset / CitiSM Premium Liquid Reserves and Western Asset / CitiSM Premium U.S. Treasury Reserves, respectively.

The Trust is a Maryland statutory trust. A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the Trustees and shareholders of a statutory trust, while the more specific powers, duties, rights and obligations of the Trustees and the shareholders are determined by the trustees as set forth in a trust’s declaration of trust. The Trust’s Declaration of Trust (the “Declaration”) provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration and any other governing instrument of the Trust, such as the by-laws of the Trust, which contain additional rules governing the conduct of the business of the Trust.

Some of the more significant provisions of the Declaration are summarized below. The following summary is qualified in its entirety by reference to the applicable provisions of the Declaration.

Shareholder Voting

Under the Declaration, the Trustees have broad authority to direct the business and affairs of the Trust. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the Trustees without seeking the consent of shareholders. For example, the Trustees are empowered to amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, terminate the Trust or any series or class, or adopt or amend the by-laws of the Trust, in each case without shareholder approval if the 1940 Act would not require such approval.

The Fund is not required to hold an annual meeting of shareholders, but the Fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of record of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares. There is no cumulative voting on any matter submitted to a vote of the shareholders.

Election and Removal of Trustees

The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. When a vote of shareholders is required to elect Trustees, the Declaration provides that such Trustees shall be elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration

The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or, employees of the Trust or that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.

Issuance and Redemption of Shares

The Fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. All shares offered pursuant to the Prospectus of the Fund, when issued, will be fully paid and non-assessable. Shareholders are not entitled to any appraisal rights with respect to their shares and, except as the Trustees may determine, shall have no preemptive, conversion, exchange or similar rights. The Fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the Fund with identification required by law, or if the Fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The Declaration specifically requires shareholders, upon demand, to disclose to the Fund such information with respect to their ownership of shares of the Fund, whether direct or indirect, as the Trustees may deem necessary in order to comply with various laws or regulations or for such other purpose as the Trustees may decide. The Fund may disclose such ownership information if required by law or regulation, or as the Trustees otherwise decide.

Small Accounts

The Declaration provides that the Fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits the Fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The Declaration provides that the Trustees may establish series and classes in addition to those currently established and that the Trustees may determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class.

Each share of the Fund, as a series of the Trust, represents an interest in the Fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability

The Declaration provides that shareholders are not personally liable for the obligations of the Fund and requires the Fund to indemnify a shareholder against any loss or expense claimed solely because of the shareholder’s being or having been a shareholder. The Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust. Each Trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the Trust. All actions and omissions of Trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.

The Declaration limits a Trustee’s liability to the Trust or any shareholder to the fullest extent permitted under current Maryland law by providing that a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. Subject to applicable federal law, expenses related to the defense against any claim to which indemnification may apply shall be advanced by the Trust upon receipt of an undertaking by or on behalf of the recipient of those expenses to repay the advanced amount if it is ultimately found that he or she is not entitled to indemnification. In making any determination as to whether a person has engaged in conduct for which indemnification is not available, or as to whether there is reason to believe that such person ultimately will be found entitled to indemnification, such person shall be afforded a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board, a member or chair of a committee of the Board, lead independent Trustee, audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by no fewer than three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds. The Trustees have a period of 90 days, which may be extended for an additional period not to exceed 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not consistent with the standard of performance required of the Trustees in performing their duties. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees.

The Declaration further provides that the Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Fund is obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the Trust or the Fund be brought only in the U.S. District Court for the District of Maryland (Baltimore Division), or if such action may not be brought in that court, then such action shall be brought in the Circuit Court for Baltimore City and that the right to jury trial be waived to the fullest extent permitted by law.

The Declaration further provides that no provision of the Declaration will be effective to require a waiver of compliance with any provision of the 1933 Act, the 1934 Act or the 1940 Act, or of any valid rule, regulation or order of the Commission thereunder.

The Portfolio in which the Fund invests is a series of Master Portfolio Trust, a Maryland statutory trust, and is also governed by a declaration of trust similar to the Declaration. Whenever a vote is submitted to the Portfolio’s investors, the Fund will generally call a meeting of its own shareholders. To the extent it does not receive instructions from its shareholders, the Fund will vote its shares in the portfolio in the same proportion as the vote of shareholders who do give voting instructions. Alternatively, without seeking instructions from its shareholders, the Fund could vote its shares in the Portfolio in proportion to the vote of all the other investors in the Portfolio.

TAXES

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the Fund and its shareholders. This discussion is very general and does not address all the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. This summary is based upon the Code, its legislative history, Treasury regulations (including temporary and proposed regulations), published rulings, and court decisions, each as of the date of this SAI and all of which are subject to change, possibly with retroactive effect, which could affect the continuing accuracy of this discussion. This discussion assumes that each shareholder holds its shares of the Fund as capital assets for U.S. federal income tax purposes. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local, and foreign tax consequences of investing in the Fund.

Tax reform legislation commonly known as the Tax Cuts and Jobs Act (the “Tax Act”) was enacted on December 22, 2017. The Tax Act makes significant changes to the U.S. federal income tax rules for individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Most of the changes applicable to individuals are temporary and, without further legislation, will not apply after 2025. The application of certain provisions of the Tax Act is uncertain, and the changes to the Code that the Tax Act enacted may have direct or indirect effects on the Fund, its investments, or its shareholders that cannot be predicted. In addition, legislative, regulatory, or administrative changes to, or in respect of the application of, the Tax Act could be enacted or promulgated at any time, either prospectively or with retroactive effect. Prospective investors should consult their tax advisers regarding the implications of the Tax Act on their investment in the Fund.

Tax Treatment of the Fund

The Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Code. To qualify as such, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derive less than 90% of their income from sources described in this subparagraph (a) other than qualified publicly traded partnerships); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets consists of cash, securities of other regulated investment companies, U.S. government securities, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the Fund’s assets is invested, including through corporations in which the Fund owns a 20% or larger voting stock interest, (x) in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, (y) in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are treated as engaged in the same, similar, or related trades or businesses, or (z) in the securities of one or more “qualified publicly traded partnerships,” which generally include master limited partnerships.

In general, for purposes of the 90% gross income test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the Fund. However, 100% of the net income derived from an interest in a qualified publicly traded partnership will be treated as qualifying income. In general, qualified publicly traded partnerships will be treated as partnerships for U.S. federal income tax purposes because they meet a passive income requirement under the Code. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to interests in qualified publicly traded partnerships. The Fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in the Fund being subject to state, local, or foreign income, franchise, or withholding tax liabilities.

For purposes of the diversification test described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, its taxable income other than the excess of its net long-term capital gain over its net short-term capital loss, plus or minus certain other adjustments, and calculated without regard to the deduction for dividends paid), and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at the regular corporate tax rate on any taxable income or gains that it does not distribute to its shareholders.

If, for any taxable year, the Fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for U.S. federal income tax purposes to the extent of the Fund’s current and accumulated earnings and profits. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if the Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund were to fail to meet the income, diversification, or distribution test described above, the Fund could in some cases cure such failure, including by paying Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. In particular, if in the first instance, the Fund does not satisfy the diversification test as of a particular quarter end, it will have up to 30 days after that quarter end to adjust its holdings in order to comply with the test retroactively. Portfolio transactions executed by the Fund in order to comply with the diversification test will increase the Fund’s portfolio turnover and trading costs and may increase the amount of taxes payable by shareholders to the extent any capital gains are realized as a result of such transactions. If the Fund were to fail to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a regulated investment company in a subsequent year.

If the Fund were to fail to distribute in a calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (i.e., the excess of all gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ending October 31 of that year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects) it would be subject to a 4% nondeductible excise tax. For this purpose, however, any ordinary income or capital gain net income that is retained by the Fund and subject to corporate income tax will be considered to have been distributed by year end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. For purposes of the required excise tax distribution, a regulated investment company’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or November 30 of that year if the regulated investment company makes the election described above) generally are treated as arising on January 1 of the following calendar year; in the case of a Fund with a December 31 year end that makes the election described above, no such gains or losses will be so treated. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary to avoid the application of this excise tax, but there can be no assurance that it will be able to do so. In determining its net capital gain (i.e., net realized long-term capital gains in excess of net realized short-term capital losses, including any capital loss carryforwards), its taxable income, and its earnings and profits, a regulated investment company generally is permitted to elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31, or if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year), or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31 and its (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Tax Treatment of the Fund’s Investments

The Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options, and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, and defer Fund losses. These rules could therefore affect the character, amount, and timing of distributions to shareholders. These provisions also (a) will require the Fund to “mark to market” certain types of the positions in its portfolio (i.e., require the Fund to treat all unrealized gains and losses with respect to those positions as though they were realized at the end of each year) and (b) may cause the Fund to recognize income prior to or without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax at the Fund level, the Fund might be required to sell portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

As a result of entering into swap contracts, if any, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to recognize currently income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

Any investments by the Fund in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market, and options on most stock indexes, are subject to special tax rules. Any section 1256 contracts held by the Fund at the end of its taxable year (and, for purposes of the 4% excise tax, on certain later dates as prescribed under the Code) are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were neither part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

The Fund may purchase debt obligations with original issue discount (“OID”), market discount, or acquisition discount. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued with OID. Generally, the amount of the OID is treated as interest income and is included in taxable income (and is accordingly required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Periodic adjustments for inflation in the principal value of inflation-indexed bonds also may be treated as OID that is includible in the Fund’s gross income on a current basis.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Under the Code, (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security, (ii) alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial of full repayment or disposition of the debt security, and (iii) the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Because the OID, market discount, or acquisition discount earned by the Fund in a taxable year may exceed the total amount of cash interest the Fund receives from the relevant debt obligations, the Fund may have to dispose of one or more of its investments, including at a time when it is not advantageous to do so, and use the proceeds thereof to make distributions in amounts necessary to satisfy the distribution requirements. The Fund may realize capital gains or losses from such dispositions, which would increase or decrease the Fund’s investment company taxable income and/or net capital gain.

In addition, payment-in-kind securities held by the Fund, if any, will give rise to income which is required to be distributed and is taxable even though the Fund receives no interest payment in cash on the security during the year.

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

The Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a regulated investment company and does not become subject to U.S. federal income or excise tax.

A portion of the interest paid or accrued on high yield obligations may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible by the issuer, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to passive foreign investment companies (“PFICs”), to partnerships or trusts in which the Fund invests or to certain options, futures, or forward contracts, or “appreciated financial positions,” (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund’s investments (including through depositary receipts) in issuers in such country, or (3) tax rules applicable to debt obligations acquired with OID, including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if the Fund elects to accrue such market discount currently. In order to distribute this income and avoid a tax on the Fund, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

Foreign Investments

Dividends, interest or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Even if the Fund is entitled to seek a refund in respect of such taxes, it may choose not to. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of the value of the Fund’s assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for U.S. federal income tax purposes, to treat foreign income or withholding taxes paid by the Fund, if any, as paid by its shareholders. For any year that the Fund is eligible for and makes such an election, each shareholder of the Fund will be required to include in income an amount equal to his or her allocable share of qualified foreign income taxes paid by the Fund, and shareholders will be entitled, subject to certain holding period requirements and other limitations, to credit their portions of these amounts against their United States federal income tax due, if any, or to deduct their portions from their United States taxable income, if any. No deductions for foreign taxes paid by the Fund may be claimed, however, by non-corporate shareholders who do not itemize deductions and no deductions for foreign taxes will be permitted to individuals in computing their alternative minimum tax liability. Even if the Fund qualifies to make this election, it may choose not to do so; in that case, foreign taxes that the Fund pays will nonetheless reduce the Fund’s taxable income. Foreign taxes paid by the Fund may reduce the return from the Fund’s investments.

Under certain circumstances, if the Fund receives a refund of foreign taxes paid in respect of a prior year, the value of Fund shares could be affected or any foreign tax credits or deductions passed through to shareholders in respect of the Fund’s foreign taxes for the current year could be reduced.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

Passive Foreign Investment Companies. If the Fund purchases equity interests (including certain interests treated as equity interests) in foreign entities treated as “passive foreign investment companies” (“PFICs”) for U.S. federal income tax purposes, and does not timely make certain elections, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

In general, a PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce, or are held for the production of, passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, income from certain notional principal contracts, and foreign currency gains. Passive income for this purpose does not include certain types of passive income excepted by the Code and other guidance.

If the Fund were to invest in a PFIC and timely elect to treat the PFIC as a “qualified electing fund” under the Code for the first year of its holding period in the PFIC stock, in lieu of the foregoing requirements, the Fund would generally be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to distribute this income and avoid a tax at the Fund level, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. In order to make the “qualified electing fund” election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

If the Fund were to invest in a PFIC and make a mark-to-market election, the Fund would be treated as if it had sold and repurchased its stock in that PFIC at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. Such an election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year might be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund might have to distribute such excess income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax at the Fund level, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

Investments in Municipal or Other Tax-Exempt Funds (New York Tax Free Money Market Fund, Tax Free Reserves, and Select Tax Free Reserves)

The Fund intends to satisfy conditions that will enable it to pay “exempt-interest dividends” to its shareholders. Exempt-interest dividends are dividends attributable to interest income received from municipal obligations and are generally not subject to regular U.S. federal income taxes, although they may be considered taxable for certain state and local income tax purposes and may be subject to the federal alternative minimum tax. Repurchase agreements on municipal obligations generally give rise to taxable interest income, which will not be included in exempt-interest dividends when distributed by the Fund.

Interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares is not deductible for U.S. federal income tax purposes in proportion to the percentage that the Fund’s distributions of exempt-interest dividends bears to all of the Fund’s distributions, excluding capital gain dividends. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends received from the Fund may, under certain circumstances, cause a portion of such benefits to be subject to U.S. federal income tax. Furthermore, a portion of any exempt-interest dividend paid by the Fund that represents income derived from certain revenue or “private activity bonds” held by the Fund may not retain its federal tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by the Fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal alternative minimum tax. Shareholders should consult their own tax advisors to determine whether they are (a) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (b) subject to the federal alternative minimum tax or the federal “excess net passive income” tax. Corporate shareholders are not subject to the federal alternative minimum tax.

The treatment under state and local tax law of Fund dividends may differ from the U.S. federal income tax treatment of such dividends under the Code.

Capital Loss Carryforwards

As of August 31, 2020, as set forth below, the Fund had capital losses that may be carried forward to offset future taxable capital gains. These capital losses have been deferred as either short-term or long-term losses and will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred.

Fund	Amount of Capital Loss Carryforward ($)
Government Reserves	334,527

Institutional Government Reserves	2,799,212

Institutional Liquid Reserves	126,604

Institutional U.S. Treasury Reserves	443,452

New York Tax Free Money Market Fund	3,333

Premier Institutional Government Reserves	25,078

Premier Institutional Liquid Reserves	6,075

Premier Institutional U.S. Treasury Reserves	4,852

Premium Liquid Reserves	26,497

Premium U.S. Treasury Reserves	20,856

Select Tax Free Reserves	18,450

Tax Free Reserves	2,539

U.S. Treasury Reserves	25,165

Capital Loss Carryforwards

As of August 31, 2020, Institutional U.S. Treasury Obligations Money Market Fund had no unused capital loss carryforwards.

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by the Fund in October, November, or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (determined without regard to the dividends-paid deduction), and any net capital gain. However, if the Fund retains for investment an amount equal to all or a portion of its net capital gain, it will be subject to a corporate tax on the amount retained. In that event, the Fund may designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to their share of the excess of the amount of undistributed net capital gain included in their income over the income paid by the Fund on the undistributed amount. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon timely filing appropriate returns or claims for refund with the IRS.

Exempt-interest dividends paid by the Fund are exempt from regular U.S. federal income taxes. Other distributions from the Fund’s net investment income and of net realized short-term capital gains, whether paid in cash or in shares, are taxable to a U.S. shareholder as ordinary income or, if certain conditions are met, as “qualified dividend income,” taxable to individual and certain other non-corporate shareholders at the rates applicable to long-term capital gain. Distributions of net capital gain, if any, that the Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the Fund. The IRS and the Department of the Treasury have issued proposed regulations that, if finalized, would call for special reporting of capital gain dividends by the Fund in order to allow capital gain dividends to be taxable at reduced rates in the hands of certain noncorporate taxpayers who hold shares of the Fund through entities treated as partnerships.

In general, dividends may be reported by the Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from the Fund’s investments in common and preferred stock of U.S. corporations and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. PFICs are not qualified foreign corporations for this purpose.

A dividend that is attributable to qualified dividend income of the Fund that is paid by the Fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex-dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to the Fund from other regulated investment companies are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.

The Fund does not anticipate that any of its dividends paid will qualify for the dividends-received deduction or be treated as qualified dividend income. The Fund expects that it generally will not earn or distribute any long-term capital gains.

Dividends and distributions from the Fund (excluding exempt-interest dividends) will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends (excluding exempt-interest dividends) and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her shares of the Fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the Fund as capital assets). One or more of the Fund’s distributions during the year may include such a return of capital distribution. Each shareholder who receives distributions in the form of additional shares will be treated for U.S. federal income tax purposes as if receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder’s aggregate tax basis in shares of the Fund will be increased by such amount.

Investors considering buying shares just prior to a capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such distribution may nevertheless be taxable to them.

If Fund shares are held through a qualified retirement plan entitled to tax-advantaged treatment for federal income tax purposes, distributions will generally not be taxable currently. Special tax rules apply to such retirement plans. You should consult your tax adviser regarding the tax treatment of distributions (which may include amounts attributable to Fund distributions) which may be taxable when distributed from the retirement plan.

Sale, Exchange, or Redemption of Shares. Upon the sale or exchange of his or her shares, a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in those shares. A redemption of shares will be treated as a sale for this purpose. However, a shareholder will generally not have any gain or loss on the sale or exchange so long as the Fund maintains a stable net asset value of $1.00 per share and does not impose a liquidity fee.

There is uncertainty with respect to the tax treatment of liquidity fees received by the Fund. The tax treatment of liquidity fees may be the subject of future guidance issued by the IRS. If the Fund maintains a stable net asset value of $1.00 per share, the imposition of a liquidity fee on a shareholder’s redemption of shares is generally expected to cause the shareholder to recognize a loss. If the Fund does not maintain a stable net asset value of $1.00 per share, the imposition of a liquidity fee on a redemption of Fund shares could cause the shareholder to recognize a loss or could decrease the gain or increase the loss the shareholder would otherwise recognize. Although there is no definitive guidance, any liquidity fees received by the Fund may result in distributions or gains that would be taxable to the Fund’s shareholders. Any gain or loss recognized on a redemption of Fund shares will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands.

For shareholders not electing the “NAV method” described below, any capital gain or loss will generally be long-term capital gain or loss if the shareholder held such shares for more than one year and short-term capital gain or loss if the shareholder held such shares for one year or less. For shareholders in a fund that attempts to maintain a stable NAV of $1.00 per share who have not elected the NAV method, any loss realized on a sale or exchange will be disallowed to the extent the shares are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss.

A shareholder may elect the “NAV method” for computing gains and losses from redemptions and exchanges. Under the NAV method, rather than computing gain or loss separately for each taxable disposition of Fund shares, an electing shareholder determines gain or loss on an aggregate basis for each “computation period” (which could be a taxable year or certain shorter periods within a taxable year). Gain or loss under the NAV method is based on the change in the aggregate value of the electing shareholder’s shares during the applicable period (or, for the first period in which the NAV method applies, the difference between the aggregate value at the end of the period and the adjusted tax basis at the beginning of the period), reduced by the shareholder’s purchases of Fund shares (including purchases through reinvestment of dividends) and increased by the proceeds of redemptions of Fund shares during that period. If a shareholder holds shares as a capital asset, any resulting net gain or loss is treated as short-term capital gain or loss. The NAV method election is generally made by a shareholder on a fund-by-fund basis. Additionally, if a shareholder holds the Fund’s shares in more than one account, the shareholder is required to treat each account as a separate fund for purposes of these rules. For shares in a fund that maintains a stable net asset value of $1.00 per share and that does not impose a liquidity fee, it is possible that there will not be a benefit to the shareholder to electing the NAV method. Shareholders should consult their tax advisers about the NAV method.

Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

If a shareholder’s shares are redeemed to pay a fee because the shareholder’s account balance is less than a certain threshold, the redemption will be treated as a taxable sale or exchange of shares, as described above. Such a fee generally will not be deductible by a shareholder that is an individual for any taxable year beginning after December 31, 2017 and before January 1, 2026, and, for other taxable years, the deductibility of such a fee by a shareholder that is an individual may be subject to generally applicable limitations on miscellaneous itemized deductions.

Backup Withholding. The Fund may be required in certain circumstances to apply backup withholding on dividends (including exempt-interest dividends) and other distributions payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Notices. Shareholders will receive, if appropriate, various written notices after the close of the Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and redemption proceeds that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year. In certain cases, the Fund may be required to amend the tax information reported to you with respect to a particular year. In this event, you may be required to file amended U.S. federal income or other tax returns with respect to such amended information and, if applicable, to pay additional taxes (including potentially interest and penalties) or to seek a tax refund and may incur other related costs.

Other Taxes

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Generally, shareholders will have to pay state or local taxes on Fund dividends and other distributions, although distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

Taxation of Non-U.S. Shareholders

Ordinary dividends and certain other payments made by the Fund to non-U.S. shareholders are generally subject to federal withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax.

The 30% withholding tax generally will not apply to exempt-interest dividends, to distributions of the excess of net long-term capital gains over net short-term capital losses or to redemption proceeds. The 30% withholding tax also will not apply to dividends that the Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and OID, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports a payment as an interest-related dividend or a short-term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

A non-U.S. shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund unless (i) such gain is effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States, (ii) in the case of a non-U.S. shareholder that is an individual, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met or (iii) the special rules relating to gain attributable to the sale or exchange of “United States real property interests” (as defined below, “USRPIs”) apply to the non-U.S. shareholder’s sale of shares of the Fund.

Special rules would apply if the Fund were a qualified investment entity (“QIE”) because it is either a “United States real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A regulated investment company that holds, directly or indirectly, significant interests in real estate investment trusts (“REITs”) may be a USRPHC. Interests in domestically controlled QIEs, including REITs and regulated investment companies that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in regulated investment companies generally are not USRPIs, but these exceptions do not apply for purposes of determining whether the Fund is a QIE. If an interest in the Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% non-U.S. shareholder, in which case such non-U.S. shareholder generally would also be required to file U.S. federal income tax returns and pay any additional taxes due in connection with the redemption.

If the Fund were a QIE, under a special “look through” rule, any distributions by the Fund to a non-U.S. shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s non-U.S. shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the non-U.S. shareholder being required to file a U.S. federal income tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the non-U.S. shareholder’s current and past ownership of the Fund.

Under legislation commonly known as “FATCA,” the Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.

Non-U.S. investors should consult their own tax advisers regarding the impact of these requirements on their investment in the Fund.

State Tax Information

Generally, dividends received from a fund that are attributable to interest on U.S. government securities are not subject to state and local income taxes.

New York State and City Taxation. New York resident shareholders of the New York Tax Free Money Market Fund will not be subject to New York state or New York City personal income tax on exempt-interest dividends from the Fund attributable to interest on New York municipal securities. The New York Tax Free Money Market Fund is required to report annually the source, tax status and recipient information related to its exempt-interest dividends distributed within the State of New York. Exempt-interest dividends are not excluded in determining New York state franchise or New York City business taxes on corporations and financial institutions. The foregoing is only a brief summary of some of the tax considerations generally affecting the New York Tax Free Money Market Fund and its shareholders who are New York residents. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

CODES OF ETHICS

Pursuant to Rule 17j-1 under the 1940 Act, the Fund, the Manager, the Subadviser and the Distributor each has adopted a code of ethics that permits its personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personal securities transactions by employees must adhere to the requirements of the codes of ethics. Copies of the codes of ethics applicable to personnel of the Fund, the Manager, the Subadviser, the Distributor and the Independent Trustees are on file with the SEC.

FINANCIAL STATEMENTS

The Fund’s Annual Report to shareholders for the fiscal period ended August 31, 2020, contains the Fund’s and the Portfolio’s audited financial statements, accompanying notes and the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, all of which are incorporated by reference into this SAI (https://www.sec.gov/Archives/edgar/data/747576/000119312520278110/d948235dncsr.htm

https://www.sec.gov/Archives/edgar/data/747576/000119312520279348/d16741dncsr.htm

https://www.sec.gov/Archives/edgar/data/747576/000119312520278015/d919487dncsr.htm

https://www.sec.gov/Archives/edgar/data/747576/000119312520279335/d70734dncsr.htm

https://www.sec.gov/Archives/edgar/data/889512/000119312520279343/d928175dncsr.htm

https://www.sec.gov/Archives/edgar/data/889512/000119312520278018/d28446dncsr.htm

https://www.sec.gov/Archives/edgar/data/889512/000119312520276418/d16571dncsr.htm

https://www.sec.gov/Archives/edgar/data/889512/000119312520278035/d81724dncsr.htm

https://www.sec.gov/Archives/edgar/data/889512/000119312520278177/d933122dncsr.htm

https://www.sec.gov/Archives/edgar/data/889512/000119312520276469/d32062dncsr.htm

https://www.sec.gov/Archives/edgar/data/889512/000119312520279349/d24356dncsr.htm

https://www.sec.gov/Archives/edgar/data/889512/000119312520279345/d925703dncsr.htm

https://www.sec.gov/Archives/edgar/data/850628/000119312520276436/d62190dncsr.htm

https://www.sec.gov/Archives/edgar/data/850628/000119312520279337/d97169dncsr.htm). These audited financial statements are available free of charge upon request by calling the Fund at 1-877-721-1926 or 1-203-703-6002.

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Appendix A

Proxy Voting Policies

Western Asset Management Company, LLC

Proxy Voting Policies and Procedures

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)- 6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

1.	Proxies are reviewed to determine accounts impacted.

2.	Impacted accounts are checked to confirm Western Asset voting authority.

3.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

4.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

5.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into the account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

6.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering, and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest.

Issues to be reviewed include, but are not limited to:

1.

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board- approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

a.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

b.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

c.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

Appendix B

Credit Ratings

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., S&P Global Ratings and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Moody’s Investors Service, Inc. Global Rating Scales

Ratings assigned on Moody’s global long-term and short- term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations1 addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay.2 Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating.3 Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.4, 5

Moody’s issues ratings at the issuer level and instrument level on both the long- term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.6

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf ) to all structured finance ratings.7 The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same.

1	In the case of impairments, there can be a financial loss even when contractual obligations are met.
2	In some cases the relevant credit risk relates to a third party, in addition to, or instead of the issuer. Examples include credit-linked notes and guaranteed obligations.
3

Because the number of possible features or structures is limited only by the creativity of issuers, Moody’s cannot comprehensively catalogue all the types of non-standard variation affecting financial obligations, but examples include indexed values, equity values and cash flows, prepayment penalties, and an obligation to pay an amount that is not ascertainable at the inception of the transaction.

4

For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, long-term and short-term ratings reflect the likelihood of impairment and financial loss in the event of impairment.

5

Supranational institutions and central banks that hold sovereign debt or extend sovereign loans, such as the IMF or the European Central Bank, may not always be treated similarly to other investors and lenders with similar credit exposures. Long-term and short-term ratings assigned to obligations held by both supranational institutions and central banks, as well as other investors, reflect only the credit risks faced by other investors unless specifically noted otherwise.

6	For information on how to obtain a Moody’s credit rating, including private and unpublished credit ratings, please see Moody’s Investors Service Products.
7

Like other global scale ratings, (sf) ratings reflect both the likelihood of a default and the expected loss suffered in the event of default. Ratings are assigned based on a rating committee’s assessment of a security’s expected loss rate (default probability multiplied by expected loss severity), and may be subject to the constraint that the final expected loss rating assigned would not be more than a certain number of notches, typically three to five notches, above the rating that would be assigned based on an assessment of default probability alone. The magnitude of this constraint may vary with the level of the rating, the seasoning of the transaction, and the uncertainty around the assessments of expected loss and probability of default.

The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Description of Moody’s Investors Service, Inc.’s Global Long-Term Obligation Ratings:

Aaa—Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Investors Service, Inc.’s Global Short-Term Obligation Ratings:

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s Investors Service, Inc.’s US Municipal Ratings:

U.S. Municipal Short-Term Obligation Ratings:

Moody’s uses the global short-term Prime rating scale for commercial paper issued by US municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.

Moody’s uses the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings:

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase -price -upon -demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short- term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s National Long-Term Scale Ratings:

Moody’s long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody’s assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country.

In each specific country, the last two characters of the rating indicate the country in which the issuer is located (e.g., Aaa.br for Brazil).

Long-Term NSR Scale

Aaa.n	Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers.

Aa.n	Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers.

A.n	Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers.

Baa.n	Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers.

Ba.n	Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers.

B.n	Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers.

Caa.n	Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers.

Ca.n	Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers.

C.n	Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. National scale long-term ratings of D.ar and E.ar may also be applied to Argentine obligations.

Description of S&P Global Ratings’ Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
•	The nature and provisions of the financial obligation, and the promise S&P Global Ratings imputes; and
•

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C—Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC—An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC—An obligation rated “CC” is currently highly vulnerable to nonpayment.

The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C—An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D—An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed exchange offer.

Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Description of S&P Global Ratings’ Short-Term Issue Credit Ratings:

A-1—A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B—A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D—A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period.

However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed exchange offer.

Description of S&P Global Ratings’ Municipal Short-Term Note Ratings:

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

D—“D” is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Long-Term Issuer Credit Ratings

AAA       An obligor rated “AAA” has extremely strong capacity to meet its financial commitments. “AAA” is the highest issuer credit rating assigned by S&P Global Ratings.

AA         An obligor rated “AA” has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

A An obligor rated “A” has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB       An obligor rated “BBB” has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

BB, B, CCC, and CC Obligors rated “BB”, “B”, “CCC”, and “CC” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “CC” the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB         An obligor rated “BB” is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments.

B            An obligor rated “B” is more vulnerable than the obligors rated “BB”, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments.

CCC       An obligor rated “CCC” is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC         An obligor rated “CC” is currently highly vulnerable. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

SD and D An obligor is rated “SD” (selective default) or “D” if S&P Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A “D” rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An “SD” rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to “D” or “SD” if it is conducting a distressed exchange offer.

Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issuer Credit Ratings

A-1       An obligor rated “A-1” has strong capacity to meet its financial commitments. It is rated in the highest category by S&P Global Ratings. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2       An obligor rated “A-2” has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3       An obligor rated “A-3” has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

B       An obligor rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C       An obligor rated “C” is currently vulnerable to nonpayment that would result in an “SD” or “D” issuer rating and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

SD and D An obligor is rated “SD” (selective default) or “D” if S&P Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A “D” rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An “SD” rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to “D” or “SD” if it is conducting a distressed exchange offer.

Description of S&P Global Ratings’ Dual Ratings:

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, “AAA/A-1+” or “A-1+/A-1”). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, “SP-1+/A-1+”).

Description of S&P Global Ratings’ Active Qualifiers (Currently applied and/or outstanding):

S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a “p” qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: “L” qualifier. Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

Principal: “p” qualifier. This suffix is used for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms, or both that determine the likelihood of receipt of interest on the obligation. The “p” suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Preliminary ratings: “prelim” qualifier. Preliminary ratings, with the “prelim” suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor.

Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination structures: “t” qualifier. This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Counterparty instrument rating: “cir” qualifier. This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Description of Fitch Ratings’ Corporate Finance Long-Term Obligation Ratings:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. On the contrary, ratings of debtor-in-possession (DIP) obligations incorporate the expectation of full repayment.

The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings higher, lower, or the same as that entity’s issuer rating or Issuer Default Rating (IDR), based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings.

As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR, except DIP obligation ratings that are not based off an IDR. At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. “B” ratings indicate that material credit risk is present.

CCC: Substantial credit risk. “CCC” ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. “CC” ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. “C” indicates exceptionally high levels of credit risk.

The ratings of corporate finance obligations are linked to Issuer Default Ratings (or sometimes Viability Ratings for banks) by i) recovery expectations, including as often indicated by Recovery Ratings assigned in the case of low speculative grade issuers and ii) for banks an assessment of non-performance risk relative to the risk captured in the Issuer Default Rating or Viability Rating (e.g. in respect of certain hybrid securities).

For performing obligations, the obligation rating represents the risk of default and takes into account the effect of expected recoveries on the credit risk should a default occur.

If the obligation rating is higher than the rating of the issuer, this indicates above average recovery expectations in the event of default. If the obligations rating is lower than the rating of the issuer, this indicates low expected recoveries should default occur.

Ratings in the categories of “CCC”, “CC” and “C” can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

Description of Fitch Ratings’ Issuer Default Ratings:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B: Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Near default. A default or default-like process has begun, or the issuer is in a standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a “C” category rating for an issuer include:

•	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

•	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

•	the formal announcement by the issuer or their agent of a distressed debt exchange;

•

a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent

RD: Restricted default. “RD” ratings indicate an issuer that in Fitch’s opinion has experienced:

•	an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but

•	has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and has not otherwise ceased operating. This would include:

•	the selective payment default on a specific class or currency of debt;

•

the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•

the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D: Default. “D” ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Description of Fitch Ratings’ Structured Finance Long-Term Obligation Ratings:

Ratings of public finance obligations and ratings of infrastructure and project finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are assigned to an individual security, instrument or tranche in a transaction. In some cases, considerations of recoveries can have an influence on obligation ratings in infrastructure and project finance. In limited cases in U.S. public finance, where Chapter 9 of the Bankruptcy Code provides reliably superior prospects for ultimate recovery to local government obligations that benefit from a statutory lien on revenues, Fitch reflects this in a security rating with limited notching above the IDR. Recovery expectations can also be reflected in a security rating in the U.S. during the pendency of a bankruptcy proceeding under the Code if there is sufficient visibility on potential recovery prospects.

AAA: Highest credit quality.

“AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality.

“AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality.

“A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality.

“BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative.

“BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B: Highly speculative.

“B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk.

Default is a real possibility.

CC: Very high levels of credit risk.

Default of some kind appears probable.

C: Exceptionally high levels of credit risk.

Default appears imminent or inevitable.

D: Default.

Indicates a default. Default generally is defined as one of the following:

•	Failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

•	bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor where payment default on an obligation is a virtual certainty; or

•	distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Notes: In U.S. public finance, obligations may be pre-refunded, where funds sufficient to meet the requirements of the respective obligations are placed in an escrow account. When obligation ratings are maintained based on the escrowed funds and their structural elements, the ratings carry the suffix “pre” (e.g. “AAApre”, “AA+pre”).

Description of Fitch Ratings’ Country Ceilings Ratings:

Country Ceilings are expressed using the symbols of the long-term issuer primary credit rating scale and relate to sovereign jurisdictions also rated by Fitch on the Issuer Default Rating (IDR) scale. They reflect the agency’s judgment regarding the risk of capital and exchange controls being imposed by the sovereign authorities that would prevent or materially impede the private sector’s ability to convert local currency into foreign currency and transfer to non-resident creditors — transfer and convertibility (T&C) risk. They are not ratings but expressions of a cap for the foreign currency issuer ratings of most, but not all, issuers in a given country. Given the close correlation between sovereign credit and T&C risks, the Country Ceiling may exhibit a greater degree of volatility than would normally be expected when it lies above the sovereign Foreign Currency Rating.

Description of Fitch Ratings’ Public Finance and Global Infrastructure Long-Term Obligation Ratings:

Ratings of public finance obligations and ratings of infrastructure and project finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are assigned to an individual security, instrument or tranche in a transaction. In some cases, considerations of recoveries can have an influence on obligation ratings in infrastructure and project finance. In limited cases in U.S. public finance, where Chapter 9 of the Bankruptcy Code provides reliably superior prospects for ultimate recovery to local government obligations that benefit from a statutory lien on revenues, Fitch reflects this in a security rating with limited notching above the IDR. Recovery expectations can also be reflected in a security rating in the U.S. during the pendency of a bankruptcy proceeding under the Code if there is sufficient visibility on potential recovery prospects.

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B: Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Exceptionally high levels of credit risk. Default appears imminent or inevitable.

D: Default. Indicates a default. Default generally is defined as one of the following:

•	Failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

•	bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor where payment default on an obligation is a virtual certainty; or

•	distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Notes: In U.S. public finance, obligations may be pre-refunded, where funds sufficient to meet the requirements of the respective obligations are placed in an escrow account. When obligation ratings are maintained based on the escrowed funds and their structural elements, the ratings carry the suffix “pre” (e.g. “AAApre”, “AA+pre”).

Structured Finance Defaults

Imminent default, categorized under “C”, typically refers to the occasion where a payment default has been intimated by the issuer and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the “C” category.

Structured Finance Write-downs

Where an instrument has experienced an involuntary and, in the agency’s opinion, irreversible write-down of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of “D” will be assigned to the instrument. Where the agency believes the write-down may prove to be temporary (and the loss may be written up again in future if and when performance improves), then a credit rating of “C” will typically be assigned. Should the write-down then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the write-down later be deemed as irreversible, the credit rating will be lowered to “D”.

Notes:

In the case of structured finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

The suffix “sf” denotes an issue that is a structured finance transaction.

Enhanced Equipment Trust Certificates (EETCs) are corporate-structured hybrid debt securities that airlines typically use to finance aircraft equipment. Due to the hybrid characteristics of these bonds, Fitch’s rating approach incorporates elements of both the structured finance and corporate rating methodologies. Although rated as asset-backed securities, unlike other structured finance ratings, EETC ratings involve a measure of recovery given default akin to ratings of financial obligations in corporate finance, as described above.

Description of Fitch Ratings’ Short-Term Ratings Assigned to Issuers and Obligations:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention.1 Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High Short-Term Default Risk. Default is a real possibility.

RD: Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

[1]	A long-term rating can also be used to rate an issue with short maturity.

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Appendix C

Procedures for Shareholders to Submit Nominee Candidates

A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Governance and Nominating Committee’s consideration.

1.

The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

2.

The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than one hundred and twenty (120) calendar days nor more than one hundred and thirty-five (135) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

3.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the 1934 Act, adopted by the SEC (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the class or series and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Governance and Nominating Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

C-1

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C-2

Appendix D

ADDITIONAL INFORMATION CONCERNING

NEW YORK MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of New York (“New York” or the “State”). The sources of payment for New York municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived solely from information provided by the State in its Annual Information Statement (“AIS”), dated June 3, 2020, as updated on October 1, 2020. The Funds have not verified the accuracy, completeness or timeliness of the information contained in the AIS. Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such AIS and are subject to risks and uncertainties that may cause actual results to differ materially.

ECONOMY

As of June 3, 2020, New York was the fourth most populous state in the nation and had a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important hub for international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

The National Economy

As of October 1, 2020 , the Bureau of Economic Analysis (“BEA”) reported that real Gross Domestic Product (“GDP”) plunged at a 31.7 percent annual rate during the second quarter of calendar year 2020, after slipping 5.0 percent in the first quarter. The second quarter decline marked the strongest quarterly contraction in the 70 years since the government began reporting quarterly GDP figures. The previous record was a 10 percent decline during the first quarter of 1958. The economic contraction in the first half of 2020 is deeper than estimated in the Enacted Budget Financial Plan (“EBFP”) forecast and reflects the collapse in economic activity that occurred in late March and April 2020.

With social distancing programs put in place, an unprecedented scale of business closures, and skyrocketing employee furloughs and layoffs, it was clear the U.S. economy had fallen into recessionary territory. The National Bureau of Economic Research Business Cycle Dating Committee (the “Committee”) recently designated February 2020 as a business cycle peak. As of October 1, 2020, the Division of the Budget (“DOB”) expected that the Committee would ultimately declare that a business cycle trough occurred during the second quarter of 2020. Although the 2020 recession may have been short in length (first and second quarters of 2020), the declines in economic activity will have been extraordinary in terms of the depth and the pace of the economic contraction. Monthly data show that the economy bounced starting in May 2020, especially in terms of employment, equity prices and consumer spending. Therefore, as of October 1, 2020, DOB made upward revisions to its outlook for the second half of calendar year 2020, projecting real GDP to rebound as soon as the third quarter of 2020.

As of October 1, 2020, DOB expected that U.S. real GDP will rebound 14.8 percent in the third quarter and grow 7.4 percent in the fourth quarter of 2020. The peak-to-trough decline (fourth quarter of 2019 to second quarter of 2020) in real GDP is 10.2 percent. Real GDP for 2020 was estimated to decline 5.5 percent. As the economy recovers, real GDP growth is expected to remain elevated in the first half of 2021 before slowing to 3.0 percent by the fourth quarter of 2021. The projection of 2021 real GDP growth is 5.1 percent, significantly stronger than the EBFP forecast of 2.8 percent. In terms of levels, however, real GDP is not expected to surpass its recent peak in the fourth quarter of 2019 until the first quarter of 2022.

As of mid-June 2020, the labor market was recovering robustly. The employment report released on September 4, 2020 indicated 10.6 million nonfarm job gains from May to August 2020, after 22.2 million jobs were lost in March and April of 2020. The unemployment rate fell to 8.4 percent in August 2020, 6.3 percentage points below its peak of 14.7 percent in April 2020. The May and June 2020 employment reports beat consensus forecasts by wide margins. However, July and August 2020 job gains slowed down significantly.

As of October 1, 2020, DOB expected national employment to gradually improve over the second half of 2020. Nonfarm payroll employment was expected to decline 5.1 percent in 2020 before a 3.6 percent gain in 2021. The annual average unemployment rate was expected to peak at 9.1 percent for 2020, before dropping to 7.3 percent for 2021.

As of October 1, 2020, equity prices had moved significantly ahead of the economy. The S&P 500 stock price index rebounded sharply since the end of March and surpassed its all-time highs by the end of August. The S&P 500 index was projected to grow 4.8 percent in 2020 compared to a decline of 14.7 percent projected in the EBFP forecast.

Oil prices have gradually recovered from their April lows of less than $20 per barrel as global growth rebounded and OPEC+ countries succeeded in restricting production, but they remain well below the early-2020 level of around $60 per barrel. Downward price pressure from the effects of low fuel prices, together with weak aggregate demand, have more than offset any upward pressure from supply interruptions so far. With an expectation that aggregate demand is not likely to return to its pre-COVID-19 period until 2022, DOB’s Consumer Price Index inflation outlook is 0.7 percent for 2020 and remains weak in 2021 at 1.5 percent.

As of October 1, 2020, DOB continued to expect monetary and fiscal policies to be supportive. The Federal Reserve is expected to keep its Federal funds rate target around zero within the next three years and continue to use its full range of tools to support the U.S. economy and ensure the normal functioning of financial markets. President Trump has signed Executive Orders to extend emergency unemployment benefits of $300 per week as new fiscal stimulus in addition to the ones enacted so far in 2020. According to the BEA’s personal income report released on August 28, 2020, one-time payments and expanded Unemployment Insurance based on the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”) boosted personal income by $568 billion in April to July. According to Congressional Budget Office’s estimates, few are left for the rest of the third quarter of 2020 under these two provisions. Moreover, the new Federal aid at a reduced amount of $300 per week may only last 6 weeks and many workers do not qualify for the subsidy. After the middle two quarters of 2020, this direct fiscal support on personal income, and thus consumer spending, is likely to fade rapidly.

As of October 1, 2020, as states have begun lifting restrictions on business and social gatherings, recent data on mobility, credit card spending, restaurants dining, and other consumer activities all suggested an earlier and stronger than anticipated rebound. DOB estimates consumer spending to recover at a stronger pace than investment in the third quarter of 2020. Real residential investment growth, which has been a bright spot in the economy since the third quarter of 2019, also fell into negative territory in the second quarter of 2020. But as construction activities resume, housing permits, pending home sales and mortgage applications are also increasing. The housing sector is expected to bounce back steadily. Real nonresidential fixed investment growth has been declining since the second quarter of 2019 due to trade policy uncertainty, slowing global growth, production delays of the Boeing 737 Max aircraft, and a global manufacturing downturn. With factory closures and production slowdowns, real nonresidential fixed investment growth plunged in the second quarter of 2020 and was expected to have remained flat in the third quarter before turning up at the end of the calendar year 2020. Real exports and imports also shrank during the first half of 2020 but will likely recover as soon as domestic demand and foreign growth start to rise.

The forecast as of October 1, 2020 represented an upward revision to the U.S. economic outlook compared to DOB’s forecast as reflected in the AIS. This upward revision is mainly attributed to stronger-than-expected high frequency data as a result of faster business reopenings in some states. However, an alarming surge in new COVID-19 cases recently has forced some states to pause their reopening plans and others to reverse them. Therefore, downside risks to U.S. economic outlook have increased recently. On the upside, further business and income stabilization legislation from Congress and the timely containment of the COVID-19 virus could lift the economy faster and further.

The New York Economy

As of October 1, 2020, the State and especially New York City (“NYC” or the “City”) had been hit particularly hard by the COVID-19 pandemic (“COVID-19” or “Coronavirus”). Coronavirus fears, travel bans, and regulations that limit social gatherings caused businesses to cease operations in a wide range of sectors, especially retail trade and leisure and hospitality. Recent Current Employment Statistics (“CES”) employment data and initial unemployment insurance claims suggested that job losses were worse than expected compared to the EBFP forecast. Private sector employment was expected to decline 8.5 percent in 2020, 1.0 percentage point lower than the EBFP forecast. Although private sector employment growth was projected to enter positive territory in 2021, with 4.6 percent job growth, a full recovery to pre-COVID-19 employment levels was expected to take several years.

As a result of the decline in economic activity, as well as global economic and financial uncertainties, finance and insurance sector bonuses were expected to decline 28.0 percent in Fiscal Year (“FY”) 2021, revised up from the EBFP forecast of a 50.4 percent decline. The upward revision is due to better-than-expected equity market performance and Wall Street earnings. The improved total bonuses forecast caused an upward revision of total wage growth in FY 2021 to a 6.3 percent decline from a 7.2 percent decline in the EBFP forecast. Total wages were projected to grow 7.4 percent in FY 2022 as economic and financial conditions improve.

State property income and proprietor’s income were projected to decline 5.1 percent and 8.1 percent, respectively, in FY 2021. CARES Act payments are reflected within State transfer income as early as the second quarter of calendar year 2020, driving up State transfer income growth to 25.6 percent in FY 2021. On balance, State personal income was revised up by 0.9 percentage points from the EBFP forecast to a decline of 1.3 percent in FY 2021, followed by a projected growth of 1.0 percent in FY 2022.

All the risks to the U.S forecast apply to the State forecast as well. COVID-19 and weak global growth are contributing to increased market volatility and restraining equity prices growth over the near term. The recent resurgence of COVID-19 cases in some states is threatening the economic recovery and adding more uncertainties to the financial market conditions. As the nation’s financial capital, both the volume of financial market activity and volatility in equity markets pose a significant degree of risk to the State economy. Since the NYC area became an early epicenter of the COVID-19 outbreak in the United States, a prolonged impact of the virus would threaten the economic growth within the City and overall State. Higher-than-expected layoffs or a resurgence of the virus in the State could pose significant downside risks to the State’s employment and wage outlook. Upside risks such as the faster-than-expected containment of the virus, stronger equity markets, and more robust national and global growth could result in higher employment and wage growth.

FINANCIAL PLAN OVERVIEW

Since the FY 2021 Enacted Budget (the “Enacted Budget”) was adopted, the COVID-19 outbreak has moved in two directions. In New York and the other northeastern states, the pandemic’s spread has been slowed through extensive governmental restrictions and reasonably widespread citizen compliance. But elsewhere in the nation the virus is surging. As of October 1, 2020, travelers from thirty-three states, the Commonwealth of Puerto Rico and Guam are subject to quarantine upon entering the State.

New York’s progress on the public health front, however, is not expected to translate into an improved economic or fiscal outlook compared to the EBFP. As of October 1, 2020, the State continued to face significant risks to budget balance in the current fiscal year and DOB projects large budget gaps in future years as a result of the impact that COVID-19 is having and is expected to continue to have on the State.

In the Updated Financial Plan, DOB reduced the FY 2021 estimate for General Fund receipts by $1.3 billion. General Fund tax receipts estimates have been lowered by $931 million, reflecting pronounced weakness in sales and use tax collections. The estimates for video lottery and commercial gaming revenues have also been lowered by $288 million, which in turn drives an increase in General Fund transfers to support School Aid. Further reductions have also been made to dedicated tax receipts to the Dedicated Highway and Bridge Trust Fund (“DHBTF”), for which the General Fund is the payor of last resort. Personal Income Tax (“PIT”) collections through July 2020 were in line with expectations, with weaker than expected extension payments offset by stronger withholding. Therefore, DOB made no changes to PIT estimates in the Updated Financial Plan.

In comparison to the Executive Budget Financial Plan (“February Plan”), the last plan released before the pandemic, DOB reduced the FY 2021 estimate for General Fund receipts by $14.5 billion. Projections for All Funds tax receipts alone are down by $13.5 billion — a 15.3 percent reduction since the February Plan. The dramatic decline in General Fund receipts is not a one-year problem, and while receipts are expected to exhibit growth in upcoming fiscal years, they are still not expected to return to FY 2020 levels until after FY 2024. DOB expects the reduced receipts to carry through each subsequent year of the Updated Financial Plan period, creating a total loss of over $62 billion through FY 2024 compared to the February Plan.

The additional downward revisions to receipt in FY 2021 are expected to be offset by lower General Fund disbursements from the extension, through September 30, 2020, of the enhanced Federal matching assistance percentage (“FMAP”) for eligible Medicaid expenditures, the allocation of certain eligible General Fund expenses to the Coronavirus Relief Fund (“CRF”) consistent with the State’s interpretation of current U.S. Department of the Treasury guidelines and other savings identified.

As of October 1, 2020, the net result of these revisions was that the General Fund was expected to remain in balance in FY 2021. The outyear General Fund budget gaps were projected at $8.4 billion in FY 2022, $9.8 billion in FY 2023, and $9.4 billion in FY 2024. The budget gaps in FY 2022 through FY 2024 assume that the $8 billion in local aid reductions expected to be taken in FY 2021, pursuant to the budget reduction authority granted to the Budget Director in connection with the adoption of the Enacted Budget (the “Reduction Authority”), will be recurring. Substantially all such outyear savings are dependent on the Legislature approving the continuation of the Reduction Authority or specific gap-closing actions, or both, in future years. The three-year combined total amount of the outyear budget gaps has increased by almost $2 billion in comparison to the EBFP projections. If the U.S. Congress approves substantial new recovery aid to the states and localities, the level of State-planned reductions may be reduced.

In the absence of Federal action since enactment of the FY 2021 budget, DOB began withholding 20 percent of most local aid payments in June 2020, pursuant to the withholding authority granted by State legislation enacted in connection with the adoption of the Enacted Budget. Through the end of July 2020, DOB withheld approximately $1.9 billion of payments that were otherwise scheduled to be made during this 4-month period in the EBFP. All or a portion of these withholdings may be converted to permanent reductions, depending on the size and timing of new Federal aid, if any.

As of October 1, 2020, consistent with the EBFP, the State implemented a hiring freeze and controls on non-personal service (“NPS”) and capital commitments and expenditures. It also deferred through December 31, 2020, the general salary increases that were scheduled to take effect on April 1, 2020. State agencies have been directed to reduce operating expenditures by 10 percent from the levels authorized in the EBFP. Certain exceptions are expected to be granted for facility operations and public health and safety priorities. The EBFP describes these controls on agency operations in more detail.

The State completed two PIT note sales for cash flow purposes in the first quarter of FY 2021. The note sales generated a total of $4.5 billion in net proceeds, as planned in the EBFP. The sales were undertaken to meet anticipated liquidity needs arising from the Federal government’s decision to extend the calendar year 2019 income tax filing deadline from April 15, 2020 to July 15, 2020.

As of October 1, 2020, the wide-ranging economic, health, and social disruptions caused by the pandemic continued to have an adverse impact on State authorities and localities. The Metropolitan Transportation Authority (“MTA”) and the New York State Thruway Authority (“NYSTA”) disclosed that observed declines in mass transit, commuter rail, and vehicular traffic are having an adverse and material impact on their financial condition and operating results. The City has made material reductions to estimated tax receipts for City Fiscal Year (“CFY”) 2020 and CFY 2021, and other localities have identified similar concerns. The State aid reductions expected to be taken in the Updated Financial Plan may materially and adversely affect the financial position of the MTA, the City and other localities.

Receipts

The reporting of General Fund tax receipts and miscellaneous receipts is affected by the planned use of liquidity financings (PIT notes and lines of credit) to manage the impact of the tax filing extensions on monthly cash flows.

As of June 3, 2020, General Fund receipts, included transfers from other funds, were estimated to total $70.9 billion in FY 2021, a decrease of $8.3 billion (10.4 percent) from FY 2020 results due to the shock to the economy brought on by COVID-19.

As of June 3, 2020, PIT receipts, including transfers after payment of debt service on State PIT Revenue Bonds, were estimated to drop from $50.5 billion in FY 2020 to $41.6 billion in FY 2021, a decrease of $8.9 billion (17.6 percent). The decrease reflects extraordinary declines in both bonus and non- bonus wages impacting withholding and estimated payments. In addition, refunds are expected to decline due to a steep decline in advance credit payments related to Tax Year (“TY”) 2020, due to the expired Property Tax Relief Credit program, as well as a decrease in the administrative cap on the amount of refunds paid from January to March 2021. General Fund PIT receipts in FY 2021 also include the impact of a portion of the repayment ($3 billion) of the $4.5 billion in proceeds from the issuance of short-term debt expected to be issued in the first quarter of FY 2021 to address the timing of PIT receipts due to filing extensions granted by the IRS.

As of June 3, 2020, consumption/use tax receipts, including transfers after payment of debt service on Local Government Assistance Corporation (“LGAC”) and Sales Tax Revenue Bonds, were estimated to total nearly $12 billion in FY 2021, a drop of $2.2 billion ( 15.7 percent) from FY 2020. As of October 1, 2020, the General Fund estimate for consumption/use taxes was reduced by $931 million in the current fiscal year and smaller amounts in the outyears, as collections through the first quarter of FY 2021 fell below expectations. The reduction in the annual estimate also affects deposits to other funds, including the Mass Transportation Operating Assistance Fund ($111 million) and the DHBTF ($40 million). PIT receipts through July were in line with expectations, with weaker extension payments offset by stronger withholding. The income tax settlement for calendar year 2020, which normally occurs in April, was delayed until mid-July due to the extension of income tax filing deadlines from April 15 to July 15.

As of June 3, 2020, business tax receipts were estimated at $6.5 billion in FY 2021, an increase of $136 million (2.1 percent) from FY 2020. The increase is primarily attributable to growth in corporation franchise tax receipts, driven by higher gross receipts and lower refunds.

As of June 3, 2020, other tax receipts, including transfers after payment of debt service on Clean Water/Clean Air Bonds, were expected to total $1.9 billion in FY 2021, a decrease of $142 million (-7.0 percent) from FY 2020, primarily due to an estimated decrease in real estate transfer tax receipts resulting from a large estimated decline in housing starts, housing prices, and bonuses. This decline is partly offset by a slight increase in estate tax receipts, primarily due to a partial-year impact of the estimated growth in household net worth.

As of October 1, 2020, since publication of the EBFP, the State has received two settlement payments from Deutsche Bank ($150 million) and Hapoalim Bank ($220 million). The payments have been reserved for economic uncertainties, consistent with the treatment of other recent settlements. The amount reserved for this purpose totaled $1.3 billion at October 1, 2020.

As of June 3, 2020, non-tax receipts and transfers were estimated at $9 billion in FY 2021, an increase of $2.9 billion from FY 2020. This increase reflects an expected increase of $4.5 billion in miscellaneous receipts from liquidity financings made for cash flow purposes. This increase is partly offset by a reduction in the level of Extraordinary Monetary Settlements from $889 million in FY 2020 to $80 million in FY 2021, and the use of certain resources available in FY 2020 that either do not recur or recur at a lower amount in FY 2021. As of October 1, 2020, the annual estimates for transfers from other funds had been reduced marginally to reflect changes in available resources in other funds.

Disbursements

As of June 3, 2020, General Fund disbursements, including transfers to other funds, were expected to total $73.2 billion in FY 2021, a decrease of $4.3 billion (- 5.6 percent) from FY 2020.

As of June 3, 2020, local assistance spending was expected to total $46.4 billion in FY 2021, a decrease of $5.5 billion (10.5 percent) from FY 2020. The decrease includes an $8 billion recurring reduction in aid-to-localities disbursements that are expected to be executed pursuant to the budget-balance and withholding authority granted in the Enacted Budget. As of October 1, 2020, the spike in unemployment caused by the pandemic was expected to drive increased enrollment in public health insurance programs. DOB estimated the costs of the increase in enrollments at $665 million in FYE 2021 and roughly $523 million in each subsequent fiscal year.

As of June 3, 2020, General Fund School Aid spending, on a State FY basis, was expected to grow by $532 million, reflecting in part the expected reduction in lottery and gaming receipts that must be now funded by the General Fund. Medicaid spending was expected to increase $997 million, excluding the impact of a temporary increase in FMAP that was expected to provide $1.45 billion in savings in FY 2021. Medicaid spending subject to Global Cap Index was estimated to grow by $573 million (3.0 percent) and the cost of minimum wage increases and local takeover, currently outside the Global Cap, was estimated to grow above FY 2020 levels by $314 million and $183 million, respectively.

As of June 3, 2020, General Fund personal and NPS costs were expected to total $11.7 billion in FY 2021, a decrease of $399 million (3.3 percent) from FY 2020.

As of June 3, 2020, General State Charges (“GSC”), which include fringe benefits and certain fixed costs, were projected to decline by $205 million (2.8 percent) from FY 2020.

As of June 3, 2020, General Fund transfers to other funds were estimated to total $7.9 billion in FY 2021, an increase of $1.8 billion from FY 2020.

General Fund disbursements are affected by the level of financing sources available in other funds, transfers of balances between funds of the State, and other factors that may change from year to year.

Closing Balance for FY 2021

The State’s liquidity position is dependent on the performance of tax receipts, the management of cash disbursements, and the execution of reductions in aid-to-localities programs and State agency operations. All of these actions are subject to risks and uncertainties. Accordingly, reserves are not used to help close the FY 2021 budget gap, but instead are held to preserve liquidity and respond to further deterioration in tax receipts.

As of October 1, 2020, DOB projected the State would end FY 2021 with a General Fund cash balance of $7.1 billion, a decrease of $ 1.9 billion from FY 2020. The change in the balance reflects the use of available cash at the end of FY 2020 to reduce the budget gap in FY 2021 and the timing of payments not made at the close of FY 2020 that were expected to be made in FY 2021. The estimated closing balance is dependent on many factors, including the implementation of reductions in local aid and State agency operations, the performance of tax receipts, the level of Federal aid available to the State and other assumptions in the Updated Financial Plan.

Cash Flow

State Finance Law authorizes the General Fund to borrow money temporarily from available funds held in the Short-Term Investment Pool (“STIP”). The Enacted Budget amended the statute to permit the borrowings until the end of FY 2021. Previously, the borrowing period was limited to four months. As of October 1, 2020, the State last used this authorization in April 2011 when the General Fund needed to borrow funds from STIP for a period of five days. The amount of resources that can be borrowed by the General Fund is limited to available balances in STIP, as determined by the State Comptroller. Available balances include money in the State’s governmental funds and a relatively small amount of other money belonging to the State. Several accounts in Debt Service Funds and Capital Projects Funds that are part of All Governmental Funds are excluded from the balances deemed available in STIP. These excluded funds consist of bond proceeds and money obligated for debt service payments.

Pursuant to authorization included in the Enacted Budget, the State completed two PIT note sales for cash-flow purposes in the first quarter of FY 2021. The note sales generated a total of $4.5 billion in net proceeds, consistent with the assumptions in the EBFP. The sales were done to meet anticipated liquidity needs arising from the Federal government’s decision to extend the income tax filing deadline from April 15, 2020 to July 15, 2020. The Enacted Budget included authorization for the State to issue up to $8 billion in PIT notes for cash flow purposes in FY 2021. All cash flow notes must be issued by December 31, 2020. The notes may be renewed once for up to a year, and as a contingency option, refinanced on a long-term basis. A line of credit for $3.0 billion has also been secured. Draws on the line of credit may be done through March 31, 2021, subject to available appropriation. Any balance on the line of credit may be refinanced twice for up to a year at each refinancing, and, as a contingency option, refinanced on a long-term basis. No draws have been made pursuant to the authorization included in the Enacted Budget as of October 1, 2020, and none were planned.

As of October 1, 2020, the State continued to reserve money on a quarterly basis for debt service payments financed with General Fund resources. Money to pay debt service on bonds secured by dedicated receipts, including PIT Bonds and Sales Tax Revenue bonds, continued to be set aside as required by law and bond covenants.

APRIL - June 2020 OPERATING RESULTS

All Governmental Funds - Results Compared to Prior Year

The State ended the first quarter of FY 2021 (June 2020) with an All Funds balance of $20.6 billion, $6.9 billion higher than at the same point in time for FY 2020 (June 2019) due to a higher FY 2021 opening balance ($4.3 billion) and lower disbursements ($3.0 billion), partly offset by lower receipts ($48 million) during the first quarter of the prior year.

FY 2021 tax receipts during the first quarter were dramatically lower than for the first quarter of FY 2020 due to a combination of losses attributable to the economic impact of the pandemic and the delay in the PIT filing deadline from April 15, 2020 to July 15, 2020. Growth in miscellaneous receipts is mainly due to the sale of $4.5 billion in short-term notes to offset the impact of the delayed tax filing deadline. Higher Federal Grants is attributable to the advance receipt of $5.1 billion from the Federal government under the CARES Act that is intended to reimburse certain COVID-19 response costs.

Receipts

PIT collections were $8.3 billion (48.9 percent) lower than the prior year primarily due to the extension of the PIT filing deadline from April 15, 2020 to July 15, 2020. Additionally, strong declines in current year estimated payments, extension payments, and final returns as well as declines in withholding and delinquencies were partially offset by declines in current year refunds, prior year refunds, and the State/city offset.

Year-over-year consumption/use tax collections were $1.1 billion lower than the prior year primarily due to significant declines in sales tax and motor fuel tax receipts related to the effects of the COVID-19 pandemic on taxpayer behavior. Lower business tax collections ($707 million) are due to reduced corporate franchise taxes (“CFT”) and insurance taxes due to the extension of the filing deadline from April to July, partially offset by lower CFT refunds.

Growth in miscellaneous receipts ($4.1 billion) was due to PIT note sales ($4.5 billion) and higher bond reimbursements ($1 billion) to capital projects for SUNY ($733 million) and Empire State Development (“ESD”) ($268 million) projects, partially offset by lower extraordinary settlements receipts ($427 million) and reduced lottery receipts ($439 million), motor vehicle fees ($200 million), other licenses/fees ($111 million) and Health Care Reform Act (“HCRA”) receipts ($101 million), all of which were negatively impacted by the COVID-19 pandemic.

Federal grants were $5.6 billion higher in FY 2021 than in FY 2020 largely due to the receipt of Federal CARES Act funding.

Spending

State Operating Funds spending totaled $23.1 billion in FY 2021, a decrease of $3.8 billion (14.2 percent) from FY 2020.

Local assistance spending was $2.9 billion lower than the prior year, primarily attributable to Medicaid ($2.7 billion) due to the temporary Federal share (“eFMAP”) increase ($1.4 billion), earlier than planned use of the Tobacco Settlement Funds resource ($294 million), and the timing of SUNY Intergovernmental Transfer payments. Spending declines in other areas due to the ongoing review and withholding process include Transportation ($652 million), all other Education ($245 million), and public health ($107 million). Areas with higher spending include CUNY ($1.3 billion) primarily due to the payment of Academic Year 2020 aid in June and School Aid ($112 million) due to higher General Aid payments, partially offset by the timing of Tuition Assistance Program payments ($264 million).

Lower executive agency operational spending was driven by one-time personal service costs associated with the FY 2020 NYSCOPBA collective bargaining retro payments ($149 million), limiting spending to health, safety and essential services, and the reclassification of certain eligible expenses through June 30 to the CRF. Lower costs in University System and Elected Officials reflect decreased NPS in SUNY general operations and Judiciary due to court closures as the result of the COVID-19 pandemic. Fringe benefits spending declined mostly due to the deferment of Social Security Payments permitted under the CARES Act, offset by higher Workers Compensation payments received ($51 million) and Employee Benefits received ($30 million).

Debt service spending declined due to the prepayment in FY 2020 of debt service due in FY 2021. Lower Capital Projects spending (State and Federal) mostly occurred in ESD ($307 million), Special Infrastructure ($224 million), and MTA ($174 million).

Federal operating spending growth ($1.4 billion) mainly reflected the temporary enhanced Federal share of Medicaid and public health and safety costs charged to the CRF.

All Governmental Funds - Results Compared to Estimates

The State ended June 2020 with an All Funds closing balance of $20.623 billion, 9.808 billion higher than the initial estimate.

Receipts

April through June 2020 PIT collections were higher than expected ($1.7 billion), but consumption/use tax collections ($528 million) and business taxes ($469 million) were lower than projected.

Higher miscellaneous receipts ($1.1 billion) were mostly due to reimbursements of capital projects ($438 million) mainly to Empire State Development Corporation (“ESDC”) and the Department of Transportation (“DOT”) that were not planned in the initial budget, a $220 million extraordinary monetary settlement from Bank Hapoalim, and higher receipts in SUNY hospitals ($487 million) and Lottery ($50 million); offset by lower than planned receipts in HCRA ($97 million) resulting from a decline in patient volume and fewer general elective surgeries during the COVID- 19 pandemic and the refund by SUNY of student dormitory deposits ($142 million).

Higher Federal grants primarily reflect the additional receipt of $1.4 billion under the CARES Act, bringing the aggregate funding to $5.1 billion.

Spending

State Operating Funds spending was $4.3 billion under projections, of which lower local assistance spending contributed $4 billion and is mainly due to roughly $3.9 billion in timing related delays and the withholding of certain payments discussed above. Agency operations, including GSC, was $225 million lower due to cost controls put in place to limit spending to health, safety and essential services, as well as reclassification of certain eligible expenses through June 30, 2020 to the CRF.

Capital Projects spending was $1.2 billion lower than initial projections, which is primarily attributable to spending for economic development ($515 million lower), health and social welfare ($212 million lower), transportation ($134 million lower), and parks and environment ($112 million lower). The lower spending is primarily due to disruptions in the construction industry due to the COVID-19 pandemic. The pandemic has caused many State capital projects, as well as projects funded with State capital grants, to be delayed or postponed. Additionally, a mandated pause, and additional review and prioritization, of new capital contracts has also led to lower than anticipated spending through June 2020.

Federal operating aid spending was $863 million (5.3 percent) lower than initial projections attributable to the following areas:

•

Social Services ($533 million lower) driven by Flexible Fund for Family Services ($160 million), Child Care ($122 million), Child Welfare ($84 million), the Supplemental Nutrition Assistance Program (“SNAP”) ($33 million), Title XX and public assistance payments ($29 million each), and Home Energy Assistance Program ($22 million).

•	Medicaid Administration ($206 million lower) attributable to the timing of NPS contract payments to certain districts resulting from spending controls.

•	School Aid ($121 million lower) due to timing of Elementary and Secondary Education Act Title grant payments ($85 million) and USDA School Lunch Act grants ($36 million).

•

Public Health ($100 million lower) attributable to the timing of local assistance payments for various smaller Public Health programs underspending ($64 million) and Child Health Plus (“CHP”) ($27 million).

•	Medicaid ($91 million lower) related to the timing of SUNY Intergovernmental Transfer payments.

General Funds Results - Compared to Prior Financial Plan

The General Fund closing balance at the end of June 2020 was $6.864 billion, $5.146 billion higher than the initial estimate.

Budget Balance Reduction Plan

State legislation enacted in connection with the adoption of the Enacted Budget granted the Budget Director the authority to reduce aid-to-localities appropriations and disbursements by any amount needed to achieve a balanced budget, as estimated by DOB. In addition, the Budget Director is authorized under section 1(f) of Chapter 53 of the Laws of 2020 to withhold all or some of specific local aid payments during FY 2021 if the budget is deemed unbalanced and if the Budget Director deems, in his sole discretion, that such withholding is necessary to respond to the direct and indirect economic, financial, and social effects of the COVID-19 pandemic. As of October 1, 2020, the Enacted Budget was deemed out of balance for FY 2021, and the Budget Director’s powers are activated, if actual receipts are less than 99 percent of estimated tax receipts, or actual disbursements are more than 101 percent of estimated disbursements, as measured at three points during 2020 (April 1-30, May 1-June 30, and July 1-December 31).

As of the initial measurement period (April 1- 30), the budget was deemed out of balance for the fiscal year and Budget Director’s powers have been activated and are in force for the entire FY 2021.

The EBFP for FY 2021 reflected $8.0 billion in recurring reductions in aid- to-localities disbursements that were expected to be implemented pursuant to the budget balance and withholding authority described above.

The EBFP noted that the ultimate size of any permanent reductions would depend in part on the availability of unrestricted Federal aid. While the U.S. Congress had begun discussions on additional recovery legislation, no agreement had been reached as of October 1, 2020. Therefore, DOB expected to transmit a detailed aid-to-localities reduction plan to the Legislature sometime in the third quarter of the State’s FY 2021.

In the interim, without assurance of Federal aid, DOB has begun withholding a minimum of 20 percent of most local aid payments to achieve the cash flow savings anticipated in the Updated Financial Plan pursuant to the Reduction Authority. As of July 31, 2020, DOB has withheld roughly $361 million pursuant to the Reduction Authority. In addition, DOB is withholding a range of other payments, including local aid payments that do not have specific statutory payment dates and liabilities, transfers to other funds, and general salary increases that were scheduled to take effect on April 1, 2020. DOB estimated that such withholdings totaled a minimum of $1.9 billion through the end of the first quarter.

It is expected that, in the absence of unrestricted Federal aid, DOB will continue to withhold a range of payments. As of October 1, 2020, through August 31, 2020, DOB estimated roughly $300 million in additional local aid payments had been withheld.

Coronavirus Relief Fund

The CARES Act established the CRF to assist states and local governments in funding COVID-19 related expenses. The State received $5.1 billion from the CRF. DOB expects that the full allotment from the CRF will be committed by December 31, 2020. As of July 31, 2020, an estimated $1.1 billion of such costs had been allocated to the CRF, reducing the balance to $4.0 billion at month-end.

The Updated Financial Plan assumes that the Federal government will fully fund the State’s direct cost for pandemic response. Aid is expected through Federal Emergency Management Agency (“FEMA”) disaster assistance grants and aid, and the CRF. Accordingly, the Updated Financial Plan reflects no net State costs from COVID-19 related expenses. However, the Updated Financial Plan has been revised to reflect reclassifications of eligible expenses incurred in the prior year and payroll expenses for public health and safety employees to the CRF pursuant to U.S. Treasury eligibility guidelines.

State Spending

As of October 1, 2020, State Operating Funds spending, excluding the impact of liquidity financing, was expected to total $93.7 billion, a decrease of $8.5 billion (8.3 percent) compared to FY 2020 results. The Updated Financial Plan reflects proceeds from $4.5 billion of PIT notes issued in the first quarter of FY 2021 to mitigate the cash flow impact of the PIT filing extension from April 15 to July 15, 2020. The $4.5 billion of PIT notes were expected to be repaid by March 31, 2021, which increases estimated State Operating Funds disbursements, bringing total spending to $98.2 billion in FY 2021, a decrease of $4 billion (3.9 percent) compared to FY 2020 results.

The decrease in spending includes nearly $10 billion in expected budget balance reductions comprised of reduced aid-to-localities disbursements that will be executed pursuant to the budget- balance and withholding authority granted in the Enacted Budget, as well as operational reductions for Executive agencies, Judiciary and elected officials, and deferral of the employer’s share of Social Security taxes through December 2020 as permitted in the CARES Act.

Impact of Federal Tax Law Changes

On December 22, 2017, President Trump signed into law the Tax Cuts and Jobs Act of 2017 (“TCJA”) (H.R. 1, P.L. 115-97), making major changes to the Federal Internal Revenue Code, most of which became effective in TY 2018. The TCJA made extensive changes to Federal PITs, corporate income taxes, and estate taxes.

The State’s income tax system interacts with the Federal system in numerous ways. The changes to the Federal tax code have significant flow-through effects on State tax burdens and State tax receipts. From the standpoint of individual New York State taxpayers, the $10,000 limit on the deductibility of State and Local Tax (“SALT”) payments, effective for TY 2018, is substantial. The TCJA’s SALT deduction limit represents a large increase in the State’s effective tax rate relative to historical experience, and may adversely affect New York’s economic competitiveness.

Moreover, the TCJA contains numerous provisions that the State believed, as of October 1, 2020, may adversely affect residential real estate prices in New York State and elsewhere, of which the SALT deduction limit is the most significant. In the opinion of the State, a loss of wealth associated with a decline in home prices could have a significant impact on household spending in the State through the wealth effect, whereby consumers perceive the rise and fall of the value of an asset, such as a home, as a corresponding increase or decline in income, causing them to alter their spending practices. Reductions in household spending by New York residents, if they were to occur, were expected to result in lower sales for the State’s businesses, which, in turn, would cause further reductions in economic activity and employment. Lastly, falling home prices could result in homeowners delaying the sale of their homes. The combined impact of lower home prices and fewer sales transactions could result in lower real estate transfer tax collections.

In sum, the State believed, as of October 1, 2020, that Federal tax law changes could intensify migration pressures and the drag on the value of home prices, thereby posing risks to the State’s tax base and current Financial Plan projections.

State Response to Federal Tax Law Changes

In response to the TCJA, the State enacted tax reforms in TY 2018 intended to mitigate issues arising from the Federal law, including decoupling many State tax provisions from the Federal changes, creation of an optional payroll tax program, and establishment of a new State charitable giving vehicle, as described below.

The State developed the Employer Compensation Expense Program (“ECEP”) and the Charitable Gifts Trust Fund, based on a review of existing laws, regulations, and precedents. However, there can be no assurance that the IRS will allow taxes paid under the ECEP by an electing employer, or donations made by taxpayers to the Charitable Gifts Trust Fund, to be deductible for Federal tax purposes under current law and the TCJA. As noted below, the IRS issued regulations that impair the ability of taxpayers to deduct donations to the Charitable Gifts Trust Fund from Federally taxable income, while receiving State tax credits for such donations.

On July 17, 2018, the State, joined by Connecticut, Maryland, and New Jersey, filed a lawsuit intended to protect New York taxpayers from the new Federal limit on the SALT deduction. The lawsuit claimed the new SALT limit was enacted to target New York and similarly situated states, interfered with states’ rights to make their own fiscal decisions, and disproportionately harmed taxpayers in these states. On September 30, 2019, U.S. District Court in the Southern District of New York found that the states failed to make a valid legal claim that the SALT limit unconstitutionally encroaches on states’ sovereign authority to determine their own taxation and fiscal policies. The State, along with Connecticut, Maryland, and New Jersey, filed a notice of appeal on November 26, 2019, and the briefing for the appeal was completed as of June 29, 2020. Oral argument is expected to occur sometime before June 2021.

On June 13, 2019, the IRS issued final regulations (Treasury Decision 9864) that provided final rules and additional guidance on the availability of Federal income tax deductions for charitable contributions, when a taxpayer receives or expects to receive a State or local tax credit for such charitable contributions. In the case of State tax credits received by a taxpayer making a charitable contribution, the regulations require the taxpayer to reduce the Federal income tax deduction by the amount of the State tax credit received for such charitable contribution. This rule does not apply, however, if the value of the State tax credit does not exceed 15 percent of the charitable contribution. The regulations were made retroactive to August 27, 2018 (the date on which the U.S. Treasury and IRS first published proposed regulatory changes).

On July 17, 2019, New York State, joined by Connecticut and New Jersey, filed a Federal lawsuit challenging Treasury Decision 9864. Among other things, the lawsuit seeks to restore the full Federal income tax deduction for charitable contributions, regardless of the amount of any State tax credit provided to taxpayers as a result of contributions made to the Charitable Gifts Trust Fund, in accordance with the precedent since 1917. The Federal defendants moved to dismiss the complaint or, in the alternative, for summary judgment, on December 23, 2019, and the states responded by filing their own motion for summary judgement on February 28, 2020. As of October 1, 2020, briefing on the motions was complete and the parties were awaiting oral argument. If the lawsuit is successful, it is expected that donations to the Charitable Gifts Trust Fund in future years could be higher than the $93 million level of donations made in 2018.

As part of the State tax reforms enacted in 2018, taxpayers may claim reimbursement from the State for interest on underpayments of Federal tax liability for the 2019, 2020 and 2021 TYs, if the underpayments arise from reliance on the 2018 amendments to State Tax Law. To receive reimbursement, taxpayers are required to submit their reimbursement claims to the Department of Taxation and Finance (“DTF”) within 60 days of making an interest payment to the IRS.

The State would incur costs if taxpayer participation in the ECEP and Charitable Gifts initiatives for the 2019, 2020 and 2021 TYs results in Federal determinations of underpayment of Federal income tax. Any cost to the Updated Financial Plan from State reimbursement of interest charges would occur in FY 2021 at the earliest, for determinations on 2019 tax payments due in July 2020 or thereafter.

The Updated Financial Plan does not include any estimate of the magnitude of the possible interest expense to the State, which depends on several factors including the rates of participation in the ECEP; magnitude of donations to the Charitable Gifts Trust Fund; aggregate amount of underpayment attributable to reliance on the 2018 amendments to State Tax Law; amount of time between the due date of the return and the date any Federal determination is issued; interest rate applied; and frequency at which taxpayers submit timely reimbursement claims to the State. Interest on unpaid Federal tax generally accrues from the due date of the return until the date of payment in full. Under current Federal law, the interest rate is determined quarterly and is the Federal short-term rate plus 3 percent, compounded daily.

Employer Compensation Expense Program

Employers that elect to participate in the ECEP will be subject to a 5 percent State tax on all annual payroll expenses in excess of $40,000 per employee, phased in over three years beginning on January 1, 2019 as follows: 1.5 percent in TY 2019, 3 percent in TY 2020, and 5 percent in TY 2021. Employers must elect to participate in the ECEP for the upcoming TY by December 1 of the preceding calendar year. For TY 2019, 262 employers elected to participate in the ECEP and remitted $1.5 million, with the number of participating employers increasing to 311 for TY 2020.

The ECEP was intended to mitigate the tax burden for employees affected by the SALT deduction limit. While the TCJA limits deductibility for individuals, it does not cap deductibility for ordinary and necessary business expenses paid or incurred by employers in carrying on a trade or business. The ECEP is expected to be State revenue-neutral, with any decrease in New York State PIT receipts expected to be offset by a comparable increase in ECEP revenue. A State PIT credit is available to employees whose wages are subject to the tax. Any decrease in New York State PIT receipts is expected to be offset by a comparable increase in ECEP revenue because the formula used to calculate the State PIT credit corresponds in value to the ECEP. Remittance of ECEP revenue to the State began in the fourth quarter of FY 2019.

Charitable Gifts Trust Fund

Starting in TY 2018, the Charitable Gifts Trust Fund was established to accept gifts for the purposes of funding health care and education in New York State. Taxpayers who itemize deductions may claim these charitable contributions as deductions on their Federal and State income tax returns. Any taxpayer making a donation may also claim a State tax credit equal to 85 percent of the donation amount for the TY after the donation is made. As of October 1, 2020, State PIT receipts were expected to be reduced by the State tax deduction and 85 percent tax credit.1

Through Fiscal Year 2020, the State had received $93 million in charitable gifts that were deposited to the Charitable Gifts Trust Fund for healthcare and education ($58 million and $35 million, respectively). Charitable gifts are appropriated for the authorized purposes.

Impact of Tax Law Changes on Personal Income Tax Revenue Bonds

To offset the potential reduction in the level of New York State PIT receipts resulting from activity of the ECEP and donations to the Charitable Gifts Trust Fund, State Finance Law provisions creating the Revenue Bond Tax Fund (“RBTF”) were amended to increase the percentage of New York State PIT receipts required to be deposited upon receipt in the RBTF, from 25 percent to 50 percent. In addition, the legislation that created the ECEP required that 50 percent of ECEP receipts received by the State be deposited to the RBTF. These changes became effective April 1, 2018.

The amendments also increase the amount of all New York State PIT receipts collected from payroll withholding and ECEP receipts that must be deposited in the RBTF if (a) the State Legislature fails to appropriate amounts required to make all debt service payments on State PIT Revenue Bonds or (b) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, debt service payments and other cash requirements under the applicable financing agreements have not

[1]

The FY 2021 Enacted Budget also provided that the SUNY Research Foundation, the CUNY Research Foundation, and Health Research, Inc. may accept up to $10 Million each in charitable gifts on an annual basis. As of October 1, 2020, The State PIT Receipts were also expected to be reduced by the State tax deduction and an 85 Percent credit for those donations that will be available beginning in TY 2019.

been made when due on the State PIT Revenue Bonds. Under prior law, New York State PIT receipts from payroll withholding were to be deposited to the RBTF until amounts on deposit in the RBTF equaled the greater of 25 percent of annual New York State PIT receipts, or $6 billion. Under the new law, New York State PIT receipts and ECEP receipts are deposited to the RBTF until amounts on deposit in the RBTF equal the greater of 40 percent of the aggregate of annual New York State PIT receipts and ECEP receipts, or $12 billion.

Donations to the Charitable Gifts Trust Fund could reduce State PIT receipts by nearly one dollar for every dollar donated. If Treasury Decision 9864 is upheld in Federal court, taxpayer participation in the future will likely be reduced. However, if the legal challenge is successful in restoring the full Federal tax deduction for charitable contributions, donations to the Charitable Gifts Trust Fund in future years could be higher than in 2018, when donations totaled $93 million. In such event, the amount of donations to the Charitable Gifts Trust Fund would pose a risk to the amount of New York State PIT receipts deposited to the RBTF in future years. To address this risk, the State increased the amount of PIT receipts deposited to the RBTF from 25 percent to 50 percent as part of the State tax reforms enacted in 2018.

DOB and DTF performed a calculation of the maximum amount of charitable donations to the Charitable Gifts Trust Fund that could occur annually under varying assumptions. This calculation of the maximum amount of potential contributions to the Charitable Gifts Trust Fund was intended to serve as a stress test on State PIT receipts that may flow to the RBTF under different levels of assumed taxpayer participation. Accordingly, the calculation should not, under any circumstances, be viewed as a projection of likely donations in any future year. The factors that may influence donation activity are complex and include, but are not limited to, possible statements, actions, or interpretive guidance by the IRS or others relating to the deductibility of such donations; the liquidity position, risk tolerance, and knowledge of individual taxpayers; advice or guidance of tax advisors or other professionals; changes in general economic conditions; adoption of similar trusts in other states; and tax reciprocity agreements among states.

As of October 1, 2020, the maximum amount of potential donations from TY 2020 through 2023 was on average in the range of $25 billion annually. The calculation assumed that every resident taxpayer who has an incentive to donate would do so, and such donations would be equal to the total value of each resident taxpayer’s SALT payments, less the value of the $10,000 Federal SALT deduction limit, up to the value of the taxpayer’s total State tax liability. The calculation was dependent on several assumptions concerning the number of itemized filers. It relies on the most recent PIT population study file, as trended forward, as well as the impact of the TCJA and State law changes on the number and distribution of itemized and standardized filers. The calculation also assumed that (a) no further changes in Federal tax law would occur, and (b) DOB projections of the level of State taxpayer liability for the forecast period as set forth in the Updated Financial Plan were materially accurate.

In general, assumptions made by the State regarding taxpayer behavior were intended to maximize the calculated impact of charitable giving on PIT receipts in each year. After factoring in the foregoing adjustments and with inclusion of ECEP revenues, RBTF receipts were projected, as of October 1, 2020, to remain above the level of receipts that would have been expected under statutes in effect prior to April 2018, even in a maximum participation scenario.

The DOB and DTF calculation of the projected maximum on the amount of potential contributions to the Charitable Gifts Trust Fund was necessarily based on many assumptions that may change materially over time. While DOB believed that these factors can be expected to constrain donation activity, there can be no assurance that, under conditions of maximum participation, the amount of annual charitable gifts will not reduce the level of PIT receipts deposited into the RBTF below the levels projected in February 2018 before State tax reforms were enacted. If that were to occur, DOB expected, as of October 1, 2020, that changes to the tax law would be recommended to further increase the percentage of PIT receipts deposited into the RBTF.

STATE GOVERNMENT EMPLOYMENT

As of March 31, 2020, the State had approximately 183,700 Full-Time Equivalent (“FTE”) annual salaried employees funded from all funds including some part-time and temporary employees, independently-elected agencies and university systems, but excluding seasonal, legislative and judicial employees. As of June 3, 2020, the State workforce was projected to total approximately 184,000 positions at the end of FY 2021. The State workforce subject to direct Executive control was expected to total approximately 118,800 full time equivalent positions at the end of FY 2021.

OTHER MATTERS AFFECTING THE STATE FINANCIAL PLAN

General

The Updated Financial Plan is subject to complex economic, social, financial, political, public health and environmental risks and uncertainties, many of which are outside the ability of the State to predict or control. As of October 1, 2020, DOB asserted that the projections of receipts and disbursements in the Updated Financial Plan were based on reasonable assumptions, but there can be no assurance that results will not differ materially and adversely from these projections. For example, in past years, tax receipts collections have varied substantially from the levels forecasted, and entitlement-based programmatic spending has also varied significantly from initial projections. More recently, DOB recognized the need to correct a structural imbalance under the Medicaid Global Cap as spending levels exceeded the indexed levels. Similarly, there are inherent risks with the financial condition of health care providers and enrollment in public health insurance programs driven directly or indirectly by the COVID-19 pandemic.

DOB routinely executes cash management actions to manage the State’s large and complex budget. These actions are intended for a variety of purposes that include improving the State’s cash flow, managing resources within and across State FYs, assisting in the adherence to spending targets and better positioning the State to address future risks and unanticipated costs, such as economic downturns, unexpected revenue deterioration and unplanned expenditures. As such, the State has regularly made certain payments above those initially planned, subject to available resources, to maintain budget flexibility.

The Updated Financial Plan is based on numerous assumptions, including the condition of the State and national economies and the concomitant collection of economically sensitive tax receipts in the amounts projected. Other uncertainties and risks concerning the economic and receipts forecasts include impacts of: national and international events; ongoing financial risks in the Eurozone; changes in consumer confidence, price and supply of oil and gas; major terrorist events and hostilities or war; climate change and extreme weather events; severe epidemic or pandemic events; cybersecurity threats; Federal statutory and regulatory changes concerning financial sector activities; Federal tax law; changes to Federal programs; changes concerning financial sector bonus payouts, as well as any future legislation governing the structure of compensation; shifts in monetary policy affecting interest rates and the financial markets; credit rating agency actions; financial and real estate market developments, which may adversely affect bonus income and capital gains realizations; technology industry developments and employment; effect of household debt on consumer spending and State tax collections; and outcomes of litigation and other claims affecting the State.

The Updated Financial Plan is subject to various uncertainties and contingencies relating to: wage and benefit increases for State employees that exceed projected annual costs; changes in the size of the State’s workforce; realization of the projected rate of return for pension fund assets, and current assumptions with respect to wages for State employees affecting the State’s required pension fund contributions; willingness and ability of the Federal government to provide the aid projected in the Updated Financial Plan; ability of the State to implement cost reduction initiatives, including reductions in State agency operations, and the success with which the State controls expenditures; unanticipated growth in Medicaid program costs; and ability of the State and its public authorities to issue securities successfully in public credit markets. The projections and assumptions contained in the Updated Financial Plan are subject to revisions which may result in substantial changes. No assurance can be given that these estimates and projections, which depend in part upon actions the State expected to be taken but which are not within the State’s control, will be realized.

Potential Long-Term Risks to the Financial Plan from COVID-19 Pandemic

While the State has made considerable strides in containing the spread and severity of the COVID-19 pandemic in the State, there is no assurance that a second surge in infections could not and will not occur in the State, impacted by among other factors: (i) travelers to the State from regions of the United States or other countries experiencing high infection rates, (ii) failure of individuals or institutions in adhering to proven infection mitigation strategies, such as social distancing, wearing of masks and enhanced hygiene, (iii) beginning of the public and private school terms statewide, and (iv) adverse impacts from convergence of COVID-19 with the seasonal flu and cold risks driven in part by colder weather and more in-door gatherings. It is also impossible to assess or forecast with any degree of certainty or precision the long-term impacts of COVID-19 on commutation patterns, remote working, social gathering, tourism, use of public transportation, aviation and more. Adverse results in the foregoing could have long-term trend impacts on the sources of revenues in the State’s Financial Plan, including PIT, consumption and corporate taxes, fees and more, and such impacts could be material.

Budget Risks and Uncertainties

There can be no assurance that the State’s financial position will not change materially and adversely from its projections as of October 1, 2020. If this were to occur, the State would be required to take additional gap-closing actions. Such actions may include, but are not limited to: reductions in State agency operations; delays or reductions in payments to local governments or other recipients of State aid; delays in or suspension of capital maintenance and construction; extraordinary financing of operating expenses; use of non-recurring resources; or other measures. In some cases, the ability of the State to implement such actions requires the approval of the Legislature and cannot be implemented solely by action of the Governor.

The Enacted Budget granted the Budget Director the authority to reduce aid-to-localities appropriations and disbursements by any amount needed to maintain a balanced budget, as estimated by DOB. The Budget Director’s powers are activated, if actual State Operating Funds tax receipts are less than 99 percent of estimated tax receipts, or actual State Operating Funds disbursements are more than 101 percent of estimated disbursements, as measured at three points during the year (April 1-30, May 1-June 30, and July 1-December 31). As of the initial measurement period (April 1- 30) the Budget Director’s powers have been activated and are in force for the entire Fiscal Year 2021 to maintain a balanced budget.2 The Budget Director is authorized to transmit a plan to the Legislature identifying the specific appropriations and cash disbursements that would be reduced to maintain a balanced budget. The Legislature would then have ten days to adopt, by concurrent resolution, its own balanced budget plan. If no plan is adopted, the plan submitted by the Budget Director would take effect automatically. The process exempts certain types of local assistance appropriations from uniform reduction, including public assistance and Supplemental Security Income (“SSI”) payments.

Any reductions made pursuant to this authorization may be paid in full or in part if one or both of the following events occur: (i) Actual State Operating Funds Tax Receipts through February 28, 2021 are not less than 98 percent of Estimated State Operating Funds Tax Receipts through February 28, 2021; or (ii) the Federal government provides aid that the Budget Director deems sufficient to reduce or eliminate any imbalance in the General Fund for FY 2021 and does not adversely impact the projected budget gap in FY 2022.

In addition, to maintain a balanced budget in the General Fund, the Budget Director is authorized to withhold any payments, including amounts that are to be paid on specific dates prescribed in law or regulation if such action is necessary to respond to the direct and indirect economic, financial, and social effects of the COVID-19 pandemic.

The Updated Financial Plan forecast assumes various transactions will occur as planned including, but not limited to: receipt of certain payments from public authorities; receipt of revenue sharing payments under the Tribal-State Compacts, receipt of miscellaneous revenues at the levels set forth in the Updated Financial Plan; and achievement of cost-saving measures including, but not limited to, transfer of available fund balances to the General Fund at levels projected and Federal approvals necessary to implement the MRT II savings actions authorized in the Enacted Budget, as of October 1, 2020. Such risks and uncertainties, if they were to materialize, could adversely impact the Updated Financial Plan in current or future years, or both.

The Updated Financial Plan also includes actions that affect spending reported on a State Operating Funds basis, including accounting and reporting changes. If these and other transactions are not implemented or reported as planned, the annual spending change in State Operating Funds would increase above current estimates.

In developing the Updated Financial Plan, DOB attempts to mitigate financial risks from receipts volatility, litigation, and unexpected costs, with an emphasis on the General Fund. It does this by, among other things, exercising caution when calculating total General Fund disbursements and managing the accumulation of financial resources that can be used to offset new costs. Such resources include, but are not limited to, fund balances not needed each year, reimbursement for capital advances, acceleration of tax refunds above the level budgeted each year, and prepayment of expenses. There can be no assurance that such resources will be enough to address risks that may materialize in a given fiscal year.

[2]	The second measurement period (May 1 – June 30) showed actual tax receipts at 94 percent of estimated tax receipts.

Public Health Insurance Programs/Public Assistance

Historically, the State has experienced growth in Medicaid enrollment and public assistance caseloads during economic downturns resulting from increased unemployment. DOB is evaluating public health insurance program enrollment and public assistance caseload trends connected to the economic downturn attributable to the COVID-19 pandemic. Many who were laid off or otherwise saw family income decrease in 2020 due to the COVID-19 pandemic are expected to qualify for Medicaid, Essential Plan (“EP”), and CHP. As Medicaid enrollees remain eligible for coverage for 12 continuous months, these enrollment impacts will continue into the outyear projections. In FY 2021, the cost of the enrollment increase will be partially offset by eFMAP provided in the Families First Coronavirus Response Act (“FFCRA”).

As of October 1, 2020, public Assistance caseload had remained stable in large part due to the Federal Pandemic Unemployment Compensation program, which provided an additional $600 per week to individuals collecting regular unemployment benefits through July 31, 2020. In addition, retroactive to August 1, 2020, the Federal Lost Wages Assistance Program provides an additional $300 in weekly benefits to unemployed New Yorkers through December 27, 2020, or until the dedicated funds are depleted, whichever occurs first. Similarly, as of October 1, 2020, a State-imposed eviction moratorium for residential tenants facing financial hardships due to the COVID-19 pandemic had mitigated the need for public assistance benefits. Absent Federal action to provide a continuation of these benefits, DOB anticipates a material uptick in caseload projections as early as the Mid-Year Update to the Financial Plan.

Federal Issues

The State receives a substantial amount of Federal aid for health care, education, transportation, and other governmental purposes, as well as Federal funding to respond to, and recover from, acute crises or emergencies such as severe weather events, disasters and disease outbreaks. Many policies that drive this Federal aid are subject to possible changes by the Trump Administration and Congress. Current Federal aid projections as of October 1, 2020, and the assumptions on which they rely, are subject to ongoing revision because of Federal policy changes and the unpredictability of the COVID-19 pandemic.

Similarly, the Updated Financial Plan may also be adversely affected by other Federal government actions including audits, disallowances, and changes to Federal participation rates or other Medicaid rules. For instance, the Updated Financial Plan included reimbursement to the Federal government of $100 million annually through FY 2027 pursuant to a March 2015 agreement between the State and the Centers for Medicare & Medicaid Services (“CMS”). The agreement resolved a pending disallowance for FY 2011 and all related payment disputes for State-operated services prior to April 1, 2013, including home and community- based waiver services. Pursuant to the agreement, the State must adjust the Federal/State share of future Medicaid costs to reimburse the Federal government. The State used $850 million in Extraordinary Monetary Settlement payments, previously set aside for financial risks, to finance the initial repayment amount in FY 2016.

Current Federal Aid

President Trump proposed significant cuts to mandatory and discretionary domestic programs in Federal Fiscal Years (“FFYs”) 2018, 2019, and 2020 which, as of October 1, 2020, had been largely rejected by the final appropriations bills advanced for each of those years.

The Bipartisan Budget Act of 2019 (“BBA 19”) increased the discretionary spending caps set by the Budget Control Act of 2011 for the final two years that the caps are in place under current law - FFYs 2020 and 2021. The FFY 2021 budget process began with the release of the President’s budget proposal in February 2020. The proposal continues the President’s prior calls for cuts to many programs, including discretionary spending levels below those authorized in BBA 19. As of October 1, 2020, Congressional officials are currently negotiating fiscal 2021 spending bills. The deadline for an agreement is September 30, 2020, the end of FFY 2020, absent adoption of continuing resolutions.

Federal Coronavirus Response Legislation

As of October 1, 2020, the Federal government had taken legislative, administrative, and Federal Reserve actions intended to stabilize financial markets; extend aid to large and small businesses, health care providers, and individuals; and reimburse governments for the direct costs of pandemic response. An approximate total of $16.2 billion of funding from four Federal bills for expenses related to COVID-19 had been awarded to the State, its local governments, and other organizations. For a majority of the enacted legislation, the economic benefits do not flow to or through the State’s Financial Plan, but instead flow directly to individuals in the form of tax rebates, and to large and small businesses in the form of loans or grants. Specifically, the Federal government enacted four pieces of legislation in response to the ongoing COVID-19 pandemic:

(i) The Coronavirus Preparedness and Response Supplemental Appropriations Act which provides an initial $8 billion in emergency funding to respond to the COVID-19 pandemic, including support for vaccine development, the Public Health Emergency Preparedness program, and small businesses;

(ii) The Families First Coronavirus Response Act which provides $192 billion in aid, and includes paid sick leave, free testing, expanded food assistance and unemployment benefits, protections for health care workers, and increased Medicaid funding in response to the COVID-19 pandemic;

(iii) The Coronavirus Aid, Relief, and Economic Security Act which provides approximately $1.8 trillion in aid for Federal agencies, individuals, businesses, states and localities to respond to the COVID-19 pandemic, and authorized the Federal Reserve Bank to purchase revenue and bond anticipation notes of states and certain local governments through the Municipal Liquidity Facility (“MLF”); and

(iv) The Paycheck Protection Program and Health Care Enhancement Act which provides $484 billion in funding for small business programs, hospitals, and testing activities.

State Fiscal Relief. Together, the new laws are expected to drive approximately $2 trillion in aid to a wide range of recipients in the United States, with approximately 90 percent of the total aid included in the CARES Act. Assistance to states through the CARES Act is generally restricted to specific purposes and includes the $150 billion in the CRF ($5.1 billion State allocation) and the $30.75 billion Education Stabilization Fund ($2.2 billion State allocation). In addition, the FFCRA includes an emergency 6.2 percent increase to the Medicaid FMAP during the public health emergency. This was estimated to provide the State with $2.2 billion in savings in FY 2021. However, projected Medicaid enrollment growth as a result of the recession erodes the value of the FMAP benefit.

In response to the President’s major disaster declaration for the State, FEMA is also expected to provide funding for costs related to emergency protective measures conducted as a result of the COVID-19 pandemic. The State will also receive additional Federal aid in the form of enhanced Unemployment Insurance funding.

The Updated Financial Plan assumes that the Federal aid will fully fund the direct costs of the State’s pandemic response efforts. Aid is expected through FEMA disaster assistance grants and the CARES Act. Accordingly, the Updated Financial Plan reflects no net costs from COVID-19 related expenses. However, the Updated Financial Plan has been revised to reflect reclassifications of eligible expenses incurred in the prior year and payroll expenses for public health and safety employees to the Federal CRF pursuant to U.S. Treasury eligibility guidelines.

The Federal legislation to date, however, provides only limited unrestricted aid to replace the expected severe loss in State tax receipts — $62 billion over four years. As of October 1, 2020, certain congressional leaders continue to express support for legislation to provide such aid to the states and local governments, but no consensus has been reached. In the absence of Federal funding to offset that loss, the State will need to achieve $8.2 billion through local assistance cuts in addition to operational reductions agencies are expected to achieve ($980 million). About 90 percent of State funding supports schools, healthcare, local grants and services for the most vulnerable populations. Therefore, the State cannot count on additional Federal aid and expects to move ahead with plans to impose deep, widespread reductions to local aid programs and agency operations to provide for a balanced budget in FY 2021. If unrestricted Federal aid becomes available, or State tax receipts rebound unexpectedly, the planned reductions may become less severe.

Liquidity Support. The MLF was established by the Federal Reserve based on funding provided in the CARES Act to support the financial stability of state and local governments impacted by the COVID-19 pandemic. Subject to change, the MLF is authorized to purchase up to $500 billion of short-term notes through December 31, 2020 from U.S. states and the District of Columbia, U.S. cities with populations of at least 250,000 residents, U.S. counties with at least 500,000 residents, multi-state entities, and designated municipal issuers. The MLF is intended to facilitate the purchase of short-term notes from qualifying issuers which will in turn provide proceeds that will enable government entities to manage reductions in cash flow and increases in expenses related to the COVID-19 pandemic. DOB will continue to monitor any further Federal Reserve actions or changes to the MLF.

Additional Federal Support Needed. The Federal legislation provides almost no unrestricted aid to replace the severe loss in expected State tax receipts. As of October 1, 2020, the U.S. House of Representatives adopted legislation to provide such aid to the states and local governments, but no consensus had been reached. The State is actively engaging with Federal representatives to secure the needed aid.

Medicaid Disproportionate Share Hospital (“DSH”) Payments

Provisions within the Medicaid statute allow for a capped amount of payments to hospitals that treat a disproportionate number of Medicaid recipients. Changes made initially in the Affordable Care Act (“ACA”) to reduce the aggregate amount of Federal reimbursements for DSH payments are scheduled to take effect in FFY 2021, beginning December 1, 2020, reflecting recent provisions included in the CARES Act. As of October 1, 2020, the State estimated that if the changes took effect as scheduled, New York hospitals will lose $5.9 billion when the ACA is fully phased in. This would be the largest reduction in Federal DSH payments among all states.

Essential Plan (“EP”)

As of October 1, 2020, due to the economic downturn caused by the COVID-19 pandemic, the number of eligible recipients for EP coverage was anticipated to increase as unemployment increases, employer sponsored coverage ends and incomes fall below the eligibility threshold. New costs associated with increased EP coverage were expected to continue in the outyears as the economy recovers. Since the EP is fully Federally funded, additional enrollment costs will draw in additional Federal revenues and is not anticipated to increase State support in FY 2021 and beyond.

Although the EP is not a Medicaid program, EP resources are managed within the Medicaid Global Cap. Accordingly, State savings associated with the EP local assistance program are realized within the Global Cap.

Medicaid Redesign Team (“MRT”) Medicaid Waiver

As of October 1, 2020, the CMS and the State had an agreement authorizing up to $8 billion in new Federal funding through March 31, 2021 to transform New York’s health care system and ensure access to quality care for all Medicaid beneficiaries. This funding was provided through an amendment to the State’s Partnership Plan 1115 Medicaid waiver. Since January 1, 2014, in accordance with provisions of the ACA, the State has been eligible for eFMAP funding associated with childless adults.

Due to the demonstrated success of the DSRIP waiver, the State submitted a waiver request to CMS on November 25, 2019, seeking an extension on the original waiver to authorize the remaining $625 million of spending in FY 2021 for an additional period of four years (through FY 2024) and up to $8 billion in additional Federal funding for continued health care beginning in FY 2022.

However, CMS denied the State’s request on February 21, 2020. CMS’ denial was on the basis that the original DSRIP award was time-limited and meant to be a one-time investment, and that it was not in a position to authorize a conceptual agreement beyond the current demonstration program. While the State’s requested amendment was denied, the State submitted a subsequent 1115 Medicaid waiver request that aligns with the expiration of the MRT Waiver on March 31, 2021. The COVID-19 1115 Waiver was submitted to CMS on May 11, 2020 and if approved, would provide the State with $1.9 billion and new flexibilities to respond to the public health emergency.

Federal Debt Limit

The BBA 19 suspended the Federal debt limit through July 31, 2021 and brought to a close the extraordinary measures that the U.S. Treasury had been operating under since the prior suspension expired on March 1, 2019. A Federal government default on payments, particularly for a prolonged period, could have a materially adverse effect on national and State economies, financial markets, and intergovernmental aid payments. Specific effects on the Financial Plan of a future Federal government default were unknown and impossible to predict as of October 1, 2020. However, data from past economic downturns suggest that the State’s revenue loss could be substantial if there was an economic downturn due to a Federal default.

A payment default by the Federal Government may also adversely affect the municipal bond market. Municipal issuers, including the State, could face higher borrowing costs and impaired access to capital markets. This would jeopardize planned capital investments in transportation infrastructure, higher education facilities, hazardous waste remediation, environmental projects, and economic development projects. Additionally, the market for and market value of outstanding municipal obligations, including municipal obligations of the State, could be adversely affected.

Current Labor Negotiations (Current Contract Period)

On December 18, 2019, the State and the Police Benevolent Association of New York State (“PBANYS”) conferred authority to a public arbitration panel to issue a final and binding arbitration award covering the four-year period April 1, 2015 to March 31, 2019 (FY 2016 to FY 2019). The award provides a 2 percent general salary increase in each FY and additional compensation, which is partially offset by benefit design changes within New York State Health Insurance Program (“NYSHIP”) and reductions in overtime costs. The cost of this award has been reflected in the multi-year spending projections in the Updated Financial Plan for the affected agencies.

As of October 1, 2020, The State had multi-year labor agreements in place with most of the unionized workforce and continues to negotiate new agreements with the Public Employees Federation (“PEF”), the Council 82 Security Supervisors Unit and PBANYS.

The Civil Service Employees Association (“CSEA”) and DC-37 ( Local 1359 Rent Regulation Service Employees) had five-year labor contracts that provide annual salary increases of 2 percent for FYs 2017 through 2021 and additional compensation changes, offset by benefit design changes within NYSHIP and reductions in overtime costs. Salary increases provided to CSEA and DC-37 (Local 1359) employees were also extended to Management/Confidential employees.

The United University Professions (“UUP”) had a six-year labor contract (2017 through 2022). The contract provides for 2 percent general salary increases annually and additional compensation changes, which are partly offset by benefit design changes within NYSHIP.

The Graduate Student Employees Union had a four-year labor contract that provides for 2 percent general annual salary increases for 2020 through 2023.

The Professional Staff Congress at CUNY had a six-year labor contract (2018 through 2023). The contract provides for annual 2 percent general salary increases commencing October 1, 2018.

The Police Benevolent Association of the New York State Troopers and the New York State Police Investigators Association had five-year collective bargaining agreements for FY 2019 through FY 2023. The agreements provide for 2 percent general salary increases in each year of the contracts and additional compensation changes, which are partly offset by benefit design changes within NYSHIP.

NYSCOPBA had a seven-year labor contract (FY 2017 through FY 2023). The contract provides for 2 percent general salary increases in each year of the agreement and additional compensation changes, offset by benefit design changes within NYSHIP and reductions in overtime costs.

As of October 1, 2020, the Judiciary also had contracts in place with all 12 unions represented within its workforce, which include CSEA (FY 2018 to FY 2020); New York State Supreme Court Officers Association, the New York State Court Officers Association and the Court Clerks Association (FY 2012 to FY 2021) and eight other unions (FY 2020 to FY 2021).

As of October 1, 2020, due to the adverse financial impacts from the COVID-19 pandemic, the State is withholding the general salary increases that were scheduled to go into effect on April 1, 2020. The Updated Financial Plan reflects only the liquidity benefit of the withholding. If a decision is made to withhold the full amount for the fiscal year, it would provide savings of $215 million in FY 2021 and partially offset the need for reductions elsewhere in the EBFP.

Pension Amortization

Under legislation enacted in August 2010, the State and local governments may amortize (defer paying) a portion of their annual pension costs. Amortization temporarily reduces the pension costs that must be paid by public employers in a given FY but results in higher costs overall when repaid with interest.

The State and local governments are required to begin repayment on each new amortization in the fiscal year immediately following the year in which the amortization was initiated. The full amount of each amortization must be repaid within ten years at a fixed interest rate determined by Office of State Comptroller (“OSC”). Legislation included in the FY 2017 Enacted Budget authorized the State to prepay a portion of remaining principal associated with an amortization, and then pay a lower re-calculated interest installment in any subsequent year for which the principal has been prepaid. This option does not allow the State to delay the original ten-year repayment schedule, nor does it allow for the interest rate initially applied to the amortization amount to be modified.

The portion of an employer’s annual pension costs that may be amortized is determined by comparing the employer’s amortization-eligible contributions as a percentage of employee salaries (i.e., the normal rate) to a system-wide amortization threshold (i.e., the graded rate). Graded rates are determined for the New York State and Local Employees’ Retirement System (“ERS”) and New York State and Local Police and Fire Retirement System (“PFRS”) according to a statutory formula and generally move toward their system’s average normal rate by up to one percentage point per year. When an employer’s normal rate is greater than the system-wide graded rate, the employer can elect to amortize the difference. However, when the normal rate of an employer that previously amortized is less than the system-wide graded rate, the employer is required to pay the graded rate. Additional contributions are first used to pay off existing amortizations and are then deposited into a reserve account to offset future increases in contribution rates. Chapter 48 of the Laws of 2017 changed the graded rate computation to provide an employer specific graded rate based on the employer’s own tier and plan demographics.

As of October 1, 2020, neither the State nor the Office of Court Administration had amortized pension costs since FY 2016.

As of October 1, 2020, the amortization threshold was equal to the normal rate and was projected to equal the normal rate in upcoming FYs.

Pension Contributions

The State makes annual contributions to the New York State and Local Retirement System (“NYSLRS”) for employees in the ERS and the PFRS.

During FY 2016, the NYSLRS updated its actuarial assumptions based on the results of the 2015 five-year experience study. In September 2015, NYSLRS announced that employer contribution rates would decrease beginning in FY 2017 and the assumed rate of return would be lowered from 7.5 percent to 7 percent. The salary scale assumptions were also changed — for ERS the scale was reduced from 4.9 percent to 3.8 percent and for PFRS the scale was reduced from 6.0 percent to 4.5 percent. During FY 2019, salary scale assumptions were further changed via a one-time 10 percent increase for both ERS and PFRS, which was expected to be reflected in FY 2020 contribution rates.

In August 2019, the actuary for NYSLRS issued the Annual Report to the Comptroller on Actuarial Assumptions, which provided a reduction in the State pension fund’s assumed long-term rate of return on investments from 7 percent to 6.8 percent. The estimated average employer contribution rate for the ERS is expected to remain stable at 14.6 percent of payroll due to offsetting gains from a change in the mortality improvement scale and new Tier 6 entrants. However, the estimated average employer contribution rate for the PFRS is expected to increase by 0.9 percent, from 23.5 percent to 24.4 percent of payroll (the assumed rate reduction had more leverage in PFRS due to the maturity of the system).

The FY 2021 ERS/PFRS pension estimate of $2.3 billion relied upon the most recent estimate from the State Comptroller, which includes a reduction in the assumed rate of return and other increases, partially offset by the use of a new mortality improvement scale and lower cost Tier 6 entrants. The State will continue to pay $432 million towards the balance outstanding on prior-year deferrals. OSC does not forecast pension liability estimates beyond the budget year, thus estimates for FY 2022 and beyond are developed by DOB. DOB’s forecast assumes growth in the salary base consistent with collective bargaining agreements and a stable rate of return. The current Financial Plan forecast does not reflect the potential losses in asset value as a result of the COVID-19 outbreak and recession.

The pension liability also reflected changes to military service credit provisions found in Section 1000 of the Retirement and Social Security Law (“RSSL”) enacted during the 2016 legislative session (Chapter 41 of the Laws of 2016). All veterans who are members of NYSLRS may, upon application, receive extra service credit for up to three years of military duty if such veterans (a) were honorably discharged, (b) have achieved five years of credited service in a public retirement system, and (c) have agreed to pay the employee share of such additional pension credit. Costs to the State for employees in the ERS will be incurred at the time each member purchases credit, as documented by OSC at the end of each calendar year. Costs for employees in PFRS will be distributed across PFRS employers and billed on a two-year lag (e.g., FY 2017 costs were first billed in FY 2019). Additionally, Section 25 of the RSSL requires the State to pay the ERS employer contributions associated with this credit on behalf of local governments. The State is also permitted to amortize the cost of past service credits that are newly incurred in a given FY. The ERS cost to the State (including costs covered for local ERS) was $16 million in FY 2020 based on actual credit purchased through December 31, 2019. As of October 1, 2020, DOB estimated annual ERS costs of $7 million in FY 2021 and beyond, as additional veterans become eligible to purchase the credit.

Social Security

The CARES Act, in response to impacts caused by the COVID-19 pandemic, allows employers, including the State, to defer the deposit and payment of the employer’s share of Social Security taxes through December 2020, and for the deferral to be repaid, interest free, in two equal installments in December 2021 and December 2022. The Executive and the Judiciary have elected to defer the allowable Social Security payments for estimated savings of $599 million and $68 million, respectively.

Other Post-Employment Benefits (“OPEB”)

State employees become eligible for post-employment benefits (e.g., health insurance) if they reach retirement while working for the State; are enrolled in either NYSHIP or the NYSHIP opt-out program at the time they reach retirement; and have the required years of eligible service. The cost of providing post-retirement health insurance is shared between the State and the retired employee. Contributions are established by law and may be amended by the Legislature. The State pays its share of costs on a Pay-As-You-Go (“PAYGO”) basis as required by law.

The State Comptroller adopted Governmental Accounting Standards Board (“GASB”) Statement (“GASBS”) 75, Accounting and Financial Reporting for Postemployment Benefits Other Than Pensions, for the State’s Basic Financial Statements for FY 2019. GASBS 75, which replaced GASBS 45 and GASBS 57, addressed accounting and financial reporting for OPEB that was provided to the employees of state and local governmental employers. GASBS 75 established standards for recognizing and measuring liabilities and expenses/expenditures, as well as identifying the methods and assumptions required to be used to project benefit payments, discount projected benefit payments to their actuarial determined present value, and attribute that present value to periods of employee service. Specifically, as of October 1, 2020, GASBS 75 required that the full liability be recognized.

As of October 1, 2020, the State’s total OPEB liability was equal to the employer’s share of the actuarial determined present value of projected benefit payments attributed to past periods of employee service. The total OPEB obligation less any OPEB assets set aside in an OPEB trust or similar arrangement represented the net OPEB obligation.

As reported in the State’s Basic Financial Statements for FY 2020, the total ending OPEB liability for FY 2020 is $63.9 billion ($51.1 billion for the State and $12.8 billion for SUNY). The total OPEB liability as of March 31, 2020 was measured as of March 31, 2019 and was determined using an actuarial valuation as of April 1, 2018, with update procedures used to roll forward the total OPEB liability to March 31, 2019. The total beginning OPEB liability for FY 2020 was $63.4 billion ($50.9 billion for the State and $12.5 billion for SUNY). The total OPEB liability was calculated using the Entry Age Normal cost method. The discount rate is based on the Bond Buyer 20-year general obligation municipal bond index rate on March 31 (3.89 percent in FY 2019 and 3.79 percent in FY 2020). The total OPEB liability increased by $529 million (0.8 percent) during FY 2020.

The contribution requirements of NYSHIP members and the State are established by, and may be amended by, the Legislature. The State is not required to provide funding above the PAYGO amount necessary to provide current benefits to retirees and has not funded a qualified trust or its equivalent as defined in GASBS 75. The State continues to fund these costs, along with all other employee health care expenses, on a PAYGO basis, meaning the State pays these costs as they become due.

The FY 2018 Enacted Budget included legislation creating a Retiree Health Benefit Trust Fund (the “Trust Fund”) that authorized the State to reserve money for the payment of health benefits of retired employees and their dependents. Under the legislation, the State may deposit into the Trust Fund, in any given fiscal year, up to 0.5 percent of total then-current unfunded actuarial accrued OPEB liability. The Updated Financial Plan did not include any deposits to the Trust Fund.

GASBS 75 is not expected to alter the Updated Financial Plan cash PAYGO projections for health insurance costs. DOB’s methodology for forecasting these costs over a multi-year period already incorporates factors and considerations consistent with the new actuarial methods and calculations required by the GASB Statement.

Litigation

Litigation against the State may include, among other things, potential challenges to the constitutionality of various actions. The State may also be affected by adverse decisions that are the result of various lawsuits. Such adverse decisions may not meet the materiality threshold to warrant individual description but, in the aggregate, could still adversely affect the Updated Financial Plan.

Climate Change Adaptation

Climate change poses significant long-term threats to physical, biological and economic systems in New York and around the world. Potential hazards and risks related to climate change for the State include, among other things, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years, including Superstorm Sandy, Hurricane Irene, and Tropical Storm Lee, have demonstrated vulnerabilities in the State’s infrastructure (including mass transit systems, power transmission and distribution systems, and other critical lifelines) to extreme weather events including coastal flooding caused by storm surges. In the State’s opinion, the potential effects of climate change could adversely impact the financial plan in current or future years. To mitigate and manage these impacts, significant long-term planning and investments by the Federal government, the State, municipalities, and public utilities were expected to be needed to adapt existing infrastructure to climate change risks.

As of October 1, 2020, the State continued to recover from the damage sustained during three powerful storms that crippled entire regions of the State. In August 2011, Hurricane Irene disrupted power and caused extensive flooding in various counties. In September 2011, Tropical Storm Lee caused flooding in additional counties and, in some cases, exacerbated the damage caused by Hurricane Irene two weeks earlier. On October 29, 2012, Superstorm Sandy struck the East Coast, causing widespread infrastructure damage and economic losses to the greater New York region. The frequency and intensity of these storms present economic and financial risks to the State. Reimbursement claims for costs of the immediate response, recovery, and future mitigation efforts continue, largely supported by Federal funds. In January 2013, the Federal government approved approximately $60 billion in Federal disaster aid for general recovery, rebuilding, and mitigation activity nationwide in response to Superstorm Sandy. As of October 1, 2020, a total of $28.9 billion had been committed to repairing impacted homes and businesses, restoring community services, and mitigating future storm risks across the State and its localities.

Financial market participants are increasingly acknowledging climate change risks. In June 2017, an industry-led Task Force on Climate-Related Financial Disclosure convened by the Financial Stability Board (an international body which monitors the global financial system), published recommendations stating that climate risk affects most market sectors and that climate-related risk should be publicly disclosed to investors in annual financial filings. In November 2017, Moody’s Investors Service issued guidance to state and local governments that climate change is forecast to heighten exposure to economic losses, placing potential pressure on credit ratings. The Moody’s report identified rising sea levels and their effect on coastal infrastructure as the primary climate risks for the northeastern United States, including New York State. These risks are heightened by population and critical infrastructure concentration in coastal counties.

An October 2018 special report released by the Intergovernmental Panel on Climate Change (“IPCC”) found that human activity has already caused approximately 1.0°C of warming and is continuing to increase average global temperatures at 0.2°C per decade due to past and ongoing emissions. The IPCC stated that global warming was likely to reach 1.5°C of warming between 2030 and 2052 if temperatures continue to increase at the current rate. This increase was expected to produce a range of adverse outcomes. For example, the IPCC rated global risks of extreme weather events and coastal flooding as increasing from moderate (“detectable”) today, to high (“severe and widespread”) at 1.5°C of warming. The risk of severe impacts increases further at higher temperatures. Using current trends, climate change risks increasingly fall within the term of current outstanding bonds of the State, its public authorities and municipalities. State bonds may be issued with a term of up to 30 years under State statute.

The State is expected to continue participating in efforts to reduce greenhouse gas emissions in order to mitigate the risk of severe impacts from climate change. The Climate Leadership and Community Protection Act of 2019 set the State on a path toward developing regulations to reduce statewide greenhouse gas emissions to 85 percent below the 1990 level by 2050. As part of this target, the State is expected to fully transition its electricity sector away from carbon emissions by 2040. The State is a member of the Regional Greenhouse Gas Initiative and has used a cap and trade mechanism to regulate carbon dioxide emissions from electric power plants since 2008.

Cybersecurity

New York State government, like many other large public and private entities, relies on a large and complex technology environment to conduct its operations. As a recipient and provider of personal, private, or sensitive information, the State and its public corporations and municipalities face multiple cyber threats including, but not limited to, hacking, viruses, malware and other attacks on computer and other sensitive digital networks and systems. Entities or individuals may attempt to gain unauthorized access to the State’s digital systems for the purposes of misappropriating assets or information or causing operational disruption and damage. To mitigate the risk of business operations impact and/or damage from cyber incidents or cyber-attacks, the State invests in multiple forms of cybersecurity and operational controls. The State’s Chief Information Security Office (“CISO”) within the State’s Office of Information Technology (“IT”) Services maintains comprehensive policies and standards, programs, and services relating to the security of State government networks and geographic information systems, and annually assesses the implementation of security policies and standards to ensure compliance through the Nationwide Cyber Security Review. In addition, the CISO maintains the New York State Cyber Command Center team, which provides a security operations center, digital forensics capabilities, and related procedures for cyber incident reporting and response, distributes real-time advisories and alerts, provides managed security services, and implements statewide information security training and exercises. While controls are routinely reviewed and tested, no assurances can be given that such security and operational control measures will be completely successful at guarding against cyber threats and attacks. The results of any such attack could impact business operations and/or damage State digital networks and systems, State and local infrastructure, and the costs of remedying any such damage could be substantial.

The State has also adopted regulations designed to protect the financial services industry from cyberattacks. Banks, insurance companies and other covered entities regulated by the Department of Financial Services (“DFS”) are, unless eligible for limited exemptions, required to: (a) maintain a cybersecurity program, (b) create written cybersecurity policies and perform risk assessments, (c) designate a CISO with responsibility to oversee the cybersecurity program, (d) annually certify compliance with the cybersecurity regulations, and (e) report to DFS cybersecurity events that have a reasonable likelihood of materially harming any material part of the entity’s normal operation(s) or of which notice is required to any government body, self-regulatory agency, or supervisory body.

Financial Condition of New York State Localities

The State’s localities rely in part on State aid to balance their budgets and meet their cash requirements. As such, unanticipated financial need among localities can adversely affect the State’s Financial Plan projections. Certain localities outside NYC, including cities and counties, have experienced financial problems and have requested and received additional State assistance during the last several State FYs. In 2013, the Financial Restructuring Board for Local Governments (the “Restructuring Board”) was created to provide assistance to distressed local governments. The Restructuring Board performs comprehensive reviews and provides grants and loans on the condition of implementing recommended efficiency initiatives.

The wide-ranging economic, health, and social disruptions caused by the COVID-19 outbreak are having an adverse impact on State authorities and localities, including the MTA and the City. The aid-to-localities reductions that are expected to be taken as set forth in the Updated Financial Plan may materially and adversely affect the financial position of the MTA, the City, and other localities.

Bond Market and Credit Ratings

Successful implementation of the Updated Financial Plan is dependent on the State’s ability to market bonds. The State finances much of its capital spending, in the first instance, from the General Fund or the STIP, which it then reimburses with proceeds from the sale of bonds. An inability of the State to sell bonds at the level or on the timetable expected could have a material and adverse impact on the State’s financial position and the implementation of its FY 2021 Enacted Capital Program and Financing Plan. The success of projected public sales of municipal bonds is subject to prevailing market conditions and related ratings issued by national credit rating agencies, among other factors. The outbreak of COVID-19 in the United States significantly disrupted the municipal bond market. In response, the Federal CARES Act created the MLF, which authorized the Federal Reserve Bank to purchase revenue and bond anticipation notes of states and certain other municipal issuers. Future developments in the financial markets, including possible changes in Federal tax law relating to the taxation of interest on municipal bonds, as well as future developments concerning the State and public discussion of such developments generally, may affect the market for outstanding State-supported and State-related debt. The TCJA adversely impacts the State and its public authorities by removing certain refunding opportunities for Federal tax exempt financing, including advance refundings for debt service savings when interest rates are favorable.

The major rating agencies, Fitch, Kroll Moody’s and Standard & Poor’s assign the State general credit ratings of credit ratings of AA+, AA+, Aa2, and AA+, respectively. On October 1, 2020, Moody’s downgraded the State’s credit ratings from Aa1 to Aa2, noting the financial consequences to the State of the disproportionate impact of the coronavirus pandemic. On April 10, 2020, Fitch changed the State’s credit outlook from “stable” to “negative”, citing the “considerable economic and fiscal uncertainty faced by the State as it confronts the coronavirus pandemic.”

On April 16, 2020, Standard & Poor’s confirmed the State’s stable outlook, noting the State’s “strong track record of fiscal resilience during periods of crisis” but observing that “pressures on the State’s finances will mount as a result of the COVID-19 induced recession and prudent actions taken to mitigate related health and safety risks.”

The State, through its public authorities and general obligation issuances, is one of the largest issuers of municipal bonds in the United States. The State relies on regular bond sales to fund its capital program. In addition, in FY 2021, the State is authorized to sell short-term notes to meet temporary liquidity needs caused by the pandemic.

As of October 1, 2020, the State had no plans to use the MLF, as it can borrow more cost effectively in the open market. DOB will continue to monitor any further Federal Reserve actions or changes to the MLF program.

Debt Reform Act of 2000 (“Debt Reform Act”) Limit

The Debt Reform Act restricts the issuance of State-supported debt funding to capital purposes only, and limits the maximum term of bonds to 30 years. The Debt Reform Act limits the amount of new State-supported debt to 4 percent of State personal income, and new State-supported debt service costs to 5 percent of All Funds receipts. The restrictions apply to all new State-supported debt issued after April 1, 2000. DOB, as administrator of the Debt Reform Act, determined that the State was in compliance with the statutory caps in the most recent calculation period.

State legislation enacted in connection with the adoption of the Enacted Budget suspended the Debt Reform Act for FY 2021 issuances as part of the State response to the COVID-19 pandemic. Accordingly, any State-supported debt issued in FY 2021 is not limited to capital purposes and is not counted towards the statutory caps on debt outstanding and debt service. The suspension of the Debt Reform Act also includes up to $8 billion of PIT notes and up to $3.0 billion of line of credit facilities that were authorized by State legislation enacted in connection with the adoption of the Enacted Budget, as well as any short or long-term refinancing of such borrowings in future years.

Current projections as of October 1, 2020, indicated that debt outstanding and debt service would continue to remain below limits imposed by the Debt Reform Act, due to the suspension of the debt cap during FY 2021. Based on the most recent personal income and debt outstanding forecasts, as of October 1, 2020, the available debt capacity under the debt outstanding cap is expected to fluctuate from $6.1 billion in FY 2020 to a low point of $2.4 billion in FY 2024. This calculation excludes all State-supported debt issuances in FY 2021 but includes the estimated impact of funding increased capital commitment levels with State bonds after FY 2021. The debt service on State-supported debt issued after April 1, 2000 and subject to the statutory cap was projected at $5.1 billion in FY 2021, or roughly $4.0 billion below the statutory debt service limit.

The State uses personal income estimates published by the Federal government, specifically the BEA, to calculate the cap on debt outstanding, as required by statute. The BEA revises these estimates on a quarterly basis and such revisions can be significant. The volatility in New York State personal income estimates has prompted DOB to reexamine the manner in which BEA calculates personal income, in particular the apportionment of income among states. For Federal reporting purposes, BEA reassigns income from the state where it was earned to the state in which a person resides, for situations where a person lives and earns income in different states (the “residency adjustment”). The BEA residency adjustment has the effect of reducing New York State personal income because income earned in New York by nonresidents regularly exceeds income earned in other states by New York residents. The State taxes all personal income earned in New York, regardless of place of residency. Therefore, including the BEA personal income residency adjustment in the debt cap calculation reduces alignment with the State tax base and understates the PIT revenues available to support State-supported debt. As of October 1, 2020, in administering the debt reform cap, DOB had used State personal income, as reduced by the BEA residency adjustment, in debt outstanding cap calculations and projections which correspondingly reduces the State’s debt capacity under the Debt Reform Act.

Changes in the State’s available debt capacity reflect personal income forecast adjustments, debt amortizations, and bond sale results. The debt capacity continues to reflect the suspension of the Debt Reform Act for FY 2021 issuances in response to the COVID-19 pandemic. The State may adjust capital spending priorities and debt financing practices from time to time to preserve available debt capacity and stay within the statutory limits, as events warrant.

Secured Hospital Program

Under the Secured Hospital Program, the State entered into service contracts to enable certain financially distressed not-for-profit hospitals to have tax-exempt debt issued on their behalf, to pay for upgrading their primary health care facilities. Revenues pledged to pay debt service on the bonds include hospital payments made under loan agreements between the Dormitory Authority of the State of New York (“DASNY”) and the hospitals, and certain reserve funds held by the applicable trustees for the bonds. In the event of revenue shortfalls to pay debt service on the Secured Hospital bonds, the service contracts obligate the State to pay debt service, subject to annual appropriations by the Legislature, on bonds issued by DASNY through the Secured Hospital Program. As of March 31, 2020, approximately $135 million of bonds were outstanding under this program.

As of October 1, 2020, three of the four remaining hospitals in the State’s Secured Hospital Program were in poor financial condition. In relation to the Secured Hospital Program, the State’s contingent contractual obligation was invoked to pay debt service for the first time in FY 2014. Since then the State has paid $157 million for debt service costs. As of October 1, 2020, DASNY estimated that the State would pay debt service costs of approximately $32 million in FY 2021, $27 million in FY 2022, $21 million in both FY 2023 and FY 2024, and $13 million in FY 2025. These amounts were based on the actual experience to date of the participants in the program and would cover debt service costs for one hospital whose debt service obligation was discharged in bankruptcy, a second hospital which closed in 2010, and a third hospital that was delinquent in its payments as of October 1, 2020. As of October 1, 2020, the State estimated additional exposure of up to $6 million annually, if all hospitals in the Program failed to meet the terms of their agreements with DASNY and if available reserve funds were depleted.

SUNY Downstate Hospital and the Long Island College Hospital (“LICH”)

In May 2011, the New York State Supreme Court issued an order that approved the transfer of real property and other assets of LICH to a New York State not-for-profit corporation (“Holdings”), the sole member of which is SUNY. Subsequent to such transfer, Holdings leased the LICH hospital facility to SUNY University Hospital at Brooklyn. In 2012, DASNY issued tax exempt State PIT Revenue Bonds, to refund approximately $120 million in outstanding debt originally incurred by LICH and assumed by Holdings.

Pursuant to a court-approved settlement in 2014, SUNY, together with Holdings, issued a request for proposals seeking a qualified party to provide or arrange to provide health care services at LICH and to purchase the LICH property.

In accordance with the settlement, Holdings has entered into a purchase and sale agreement with (a) the Fortis Property Group, Cobble Hill Acquisitions, LLC (the “Purchaser”), an affiliate of Fortis Property Group, LLC (also party to the agreement), which proposes to purchase the LICH property, and (b) New York University (“NYU”) Hospitals Center (now “NYU Langone”), which proposes to provide both interim and long-term health care services. The Fortis affiliate plans to develop a mixed-use project. The Fortis affiliate plans to develop a mixed-use project. The agreement was approved by the Offices of the Attorney General and the State Comptroller, and the sale of all or substantially all of the assets of Holdings was approved by the State Supreme Court in Kings County. The initial closing was held as of September 1, 2015, and on September 3, 2015 sale proceeds of approximately $120 million were transferred to the trustee for the PIT Bonds, which were paid and legally defeased from such proceeds. Titles to 17 of the 20 properties were conveyed to the special purpose entities formed by the Purchaser to hold title.

The second closing occurred on March 13, 2020 (the “NMS Closing”) and title to the New Medical Site portion of the LICH property was conveyed to NYU Langone.

As of October 1, 2020, the final closing was anticipated to occur within 36 months after the NMS Closing. At the final closing, titles to the two remaining portions of the LICH properties will be conveyed to special purpose entities of Fortis, and Holdings were expected to receive the balance of the purchase price, $120 million less the remaining down payment. The third and final closing is conditioned upon completion of the New Medical Building by NYU Hospitals Center and relocation of the emergency department to the New Medical Building.

There can be no assurance that the resolution of legal, financial, and regulatory issues surrounding LICH, including the payment of outstanding liabilities, will not have a materially adverse impact on SUNY.

STATE FINANCIAL PLAN PROJECTIONS

Introduction

This section presents FY 2020 results and the State’s multi-year Financial Plan projections for receipts and disbursements, reflecting the impact of forecast revisions in FYs 2021 through FY 2024, with an emphasis on the FY 2021 projections, which reflect the impact of the Updated Financial Plan.

The State’s cash-basis budgeting system, complex fund structure, and practice of earmarking certain tax receipts for specific purposes complicate the discussion of the State’s receipts and disbursements projections. Therefore, to minimize the distortions caused by these factors and, equally important, to highlight relevant aspects of the projections, DOB has adopted the following approaches in summarizing the projections:

Receipts: The detailed discussion of tax receipts covers projections for both the General Fund and State Funds (including capital projects). The State Funds perspective reflects estimated tax receipts before distribution to various funds and accounts, including tax receipts dedicated to Capital Projects Funds (which fall outside of the General Fund and State Operating Funds accounting perspectives). As of October 1, 2020, DOB believed this presentation provides a clearer picture of projected receipts, trends, and forecast assumptions, by factoring out the distorting effects of earmarking tax receipts for specific purposes.

Disbursements: Roughly 30 percent of projected State-financed spending for operating purposes (excluding transfers) is accounted for outside of the General Fund, concentrated primarily in the areas of health care, School Aid, higher education, and transportation. To provide a clear picture of spending commitments, the multi-year projections and growth rates are presented, where appropriate, on both a General Fund and State Operating Funds basis.

In evaluating the State’s multi-year operating forecast, it should be noted that the reliability of the estimates and projections as a predictor of the State’s future financial position is likely to diminish, the further removed such estimates and projections are from the date of the Financial Plan. Accordingly, in terms of outyear projections, the first “outyear”, FY 2022, is the most relevant from a planning perspective. In addition, the reliability of all projects is further complicated by the impacts of the COVID-19 pandemic, given the uncertainty as to its duration and the pace of sustained recovery.

Differences may occur from time to time between DOB and OSC’s financial reports in presentation and reporting of receipts and disbursements. For example, DOB may reflect a net expenditure while OSC may report the gross expenditure. Any such differences in reporting between DOB and OSC could result in differences in the presentation and reporting of receipts and disbursements for discrete funds, as well as differences in the presentation and reporting for total receipts and disbursements under different fund perspectives (e.g., State Operating Funds and All Governmental Funds).

Receipts

Financial Plan receipts results and projections included a variety of taxes, fees and assessments, charges for State-provided services, Federal grants, and other miscellaneous receipts. Multi-year receipt estimates are prepared by DOB with the assistance of the DTF and other agencies which collect State receipts and are premised on economic analysis and forecasts.

Overall base growth (i.e., growth not due to law changes) in tax receipts is dependent on many factors. In general, base tax receipts growth rates are determined by economic changes including, but not limited to, changes in interest rates, prices, wages, employment, non-wage income, capital gains realizations, taxable consumption, corporate profits, household net worth, real estate prices and gasoline prices. Federal law changes can influence taxpayer behavior, which often alters base tax receipts. State taxes account for approximately half of total All Funds receipts.

Projections of Federal receipts generally correspond to the anticipated spending levels of a variety of programs including Medicaid, public assistance, mental hygiene, education, public health, and other activities.

Overview of the Receipts Forecast

As of October 1, 2020, All Funds receipts in FY 2021 were projected to total $182.6 billion, a 2.9 percent ($5.2 billion) increase from FY 2020 results. FY 2021 State tax receipts were projected to decrease $8.4 billion (10.2 percent) from prior year results.

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As of October 1, 2020, the COVID-19 pandemic was projected to continue to have a significant negative impact on tax receipts. The EBFP anticipated reductions to FY 2021 All Funds tax receipts of over $12 billion. Total tax receipts reductions from the February Plan now reach over $13 billion for FY 2021 estimates.

Personal Income Tax

As of October 1, 2020, All Funds PIT receipts for FY 2021 were estimated to decrease significantly, primarily reflecting steep declines in withholding and total estimates payments, partially offset by a decrease in total refunds.

FY 2021 withholding was estimated, as of October 1, 2020, to be markedly lower than FY 2020 results, driven by extraordinary declines in both bonus and non-bonus wages. Extension payments related to TY 2019 were projected to decrease due to improved extension payment accuracy. The three-month pandemic-related filing deadline delay is expected to result in less-than-usual extension overpayment since taxpayers had additional time to estimate their tax liabilities. Estimated payments attributable to TY 2020 are expected to substantially decrease, driven by a steep decline in nonwage income. FY 2021 final return payments and delinquencies are both expected to increase.

As of October 1, 2020, the decrease in total refunds reflected a steep decrease in advanced credit payments attributable to TY 2020, coupled with a decline in the administrative January-March refund cap. These decreases were partially offset by increases in prior-year refunds related to TY 2019, refunds related to tax years prior to 2019 and the State-City offset. The large decline in advanced credit payments attributable to TY 2020 reflects the expiration of the Property Tax Relief Credit. General Fund PIT receipts are net of deposits to the School Tax Relief (“STAR”) Fund, which provides property tax relief, and the RBTF, which supports debt service payments on State PIT revenue bonds. The FY 2021 STAR transfer is expected to decline. PIT RBTF receipts are statutorily set to 50 percent of net PIT receipts, and FY 2021 RBTF receipts therefore reflect the decrease in All Funds receipts noted above. FY 2021 General Fund PIT is expected to decrease due to these changes.

As of October 1, 2020, All Funds FY 2022 receipts were projected to decrease, reflecting sharp declines in TY 2020 extension payments and final returns, coupled with growth in total refunds. These changes are primarily driven by exceptionally weak TY 2020 nonwage income. Revenue declines are partially offset by increases in withholding, TY 2020 current estimated payments, and delinquencies. The FY 2022 STAR transfer is expected to decline. The FY 2022 RBTF is projected to decrease based on the decrease in FY 2022 All Funds receipts. General Fund PIT receipts for FY 2022 are also expected to decrease, driven by the aforementioned changes to All Funds receipts, the STAR transfer, and RBTF receipts

As of October 1, 2020, All Funds PIT receipts for FY 2023 are projected to increase from FY 2022 projections as the State economy recovers. Gross PIT receipts were projected to increase as well, reflecting projected increases in withholding and total estimated payments, partially offset by a projected increase in total refunds.

As of October 1, 2020, General Fund PIT receipts for FY 2023 were expected to increase, reflecting an increase in All Funds PIT receipts coupled with a decrease in the STAR transfer, partially offset by an increase in RBTF receipts.

As of October 1, 2020, All Funds PIT receipts and General Fund PIT receipts were both expected to increase in FY 2024, reflecting normal baseline growth in income and associated tax liability.

Consumption/Use Taxes

As of October 1, 2020, All Funds consumption/use tax receipts for FY 2021 were expected to decrease significantly from FY 2020 results due to the impacts of the COVID-19 pandemic. Sales tax receipts were estimated to decrease due to a significant decline in taxable consumption (i.e., estimated sales tax base decline of 22.6 percent). The excise taxes on opioids and vapor products are expected to both be fully implemented in FY 2021. Vapor products tax receipts are projected to moderately increase from FY 2020 results despite legislation in the Enacted Budget to ban all flavored vapor products other than tobacco flavored products. Cigarette and tobacco tax collections were projected to decrease, reflecting a continued decline in taxable cigarette consumption. Highway Use Tax (“HUT”) collections were estimated to decrease, reflecting a decline in demand from the trucking sector related to the economic slowdown and limited travel activities. Motor Fuel Tax receipts were estimated to decrease due to declines in both gasoline and diesel consumption. Auto Rental Tax receipts were estimated to decrease, mainly due to the significant and ongoing negative impact of the COVID-19 pandemic on the travel industry.

A portion of sales tax receipts is initially deposited to the Local Government Assistance Tax Fund (25 percent), and the Sales Tax Revenue Bond Fund (25 percent), which support debt service payments on bonds issued under the LGAC and State Sales Tax Revenue Bond programs, respectively. Receipts in excess of the debt service requirements of these funds and the local assistance payments to NYC, or its assignee, are transferred to the General Fund.

As of October 1, 2020, General Fund consumption/use tax receipts for FY 2021 were estimated to decrease, largely due to the sales and use tax trends discussed above.

As of October 1, 2020, All Funds consumption/use tax receipts for FY 2022 were projected to increase by slightly more than $2 billion from FY 2021 estimates. The increase in sales tax receipts reflect a rebound in taxable consumption with projected base growth of 15.2 percent. The excise tax on opioids is projected to remain flat. Motor fuel tax, auto rental tax, and HUT receipts are all estimated to increase from FY 2021 estimates as the economy and travel activity are expected to improve compared to the prior year. These increases are partially offset by a continued decline in taxable cigarette consumption.

As of October 1, 2020, FY 2022 General Fund consumption/use tax receipts were projected to increase, mainly due to the sales and use tax trend noted above.

As of October 1, 2020 FY 2023 and FY 2024 All Funds consumption/use tax receipts were projected to increase compared to the prior year, largely reflecting growth in the sales tax base, which is slightly offset by a continued decline in taxable cigarette consumption. Similarly, General Fund consumption/use tax receipts are projected to increase in both FY 2023 and FY 2024 primarily due to the All Funds sales and use tax and cigarette tax trends noted above.

Business Taxes

As of October 1, 2020, FY 2021 All Funds business tax receipts were estimated to decline slightly, albeit $1 billion below EBFP estimates, driven primarily by a decrease in gross receipts from corporation and utilities taxes, insurance taxes, and petroleum business taxes (“PBT”). These declines are partially offset by increases in bank tax audit receipts and a decline in CFT refunds paid.

CFT receipts were estimated to increase slightly in FY 2021, reflecting a reduction in refunds paid and an increase in audit receipts. Refunds are estimated to return to recent historical levels after the previous year included a large refund that was originally anticipated to be paid in FY 2019. Audit receipts are estimated to increase based on anticipated large cases expected to close this fiscal year. Gross receipts are estimated to decline due to projected large declines in corporate profits and investment in equipment and software, in addition to the continued phase-out of the capital base that will be complete in 2021.

As of October 1, 2020, corporation and utilities tax receipts for FY 2021 were estimated to decrease over the prior fiscal year, largely driven by decreases in gross receipts from both the telecommunication and utilities sectors and a decrease in audits. FY 2020 audit receipts more than doubled over the prior year and are expected to return to trend level in FY 2021while refunds are estimated to increase slightly.

As of October 1, 2020, insurance tax receipts for FY 2021 were estimated to decrease significantly due to a decline in gross receipts. FY 2020 gross receipts increased sharply due to payments covering two liability periods from the conversion of a not-for-profit insurer to a for-profit insurer. Projected declines in corporate profits also contributed to the drop in gross receipts. Audits are estimated to increase to trend levels while refunds paid are expected to decline compared to historically high refunds paid last fiscal year.

As of October 1, 2020, receipts from the repealed bank tax (all from prior liability periods) in FY 2021 were estimated to increase, primarily due to an estimated increase in audits based on large cases expected to close this fiscal year. PBT receipts are estimated to decrease from FY 2020 results, primarily due to a decline in both gasoline and diesel consumption coupled with the impact of a 2 percent decline in the PBT rate index on January 1, 2020, paired with a projected 5 percent decline in the PBT rate index on January 1, 2021.

As of October 1, 2020, General Fund business tax receipts for FY 2021 were estimated to increase due to the trends in bank and corporation franchise tax receipts.

As of October 1, 2020, General Fund and All Funds business tax receipts for FY 2022 were projected to decline, reflecting a decline in audit receipts from bank taxes. A projected decline in bank taxes and corporation and utilities taxes is offset by projected increases in CFT, insurance tax, and PBT receipts.

As of October 1, 2020, General Fund and All Funds business tax receipts for FY 2023 were projected to increase, primarily reflecting increases in CFT, insurance taxes and corporation and utilities taxes. This increase is partially offset by a modest decline in PBT receipts.

As of October 1, 2020, General Fund and All Funds business tax receipts for FY 2024 reflected projected trends in corporate profits, taxable insurance premiums, electric utility consumption and prices, consumption of taxable telecommunications services, and automobile fuel consumption and fuel prices.

Other Taxes

As of October 1, 2020, All Funds other tax receipts for FY 2021 were estimated to decrease from FY 2020 results, primarily due to an estimated decrease in real estate transfer tax receipts resulting from large estimated declines in housing starts, housing prices, and bonuses. The real estate transfer tax receipts estimated decrease is partially offset by a slight increase in estate tax receipts, primarily due to the partial-year impact of minor growth in estimated household net worth.

As of October 1, 2020, General Fund other tax receipts were estimated to increase, mainly due to the estimated increase in estate tax receipts noted above.

As of October 1, 2020, All Funds other tax receipts for FY 2022 were projected to decrease slightly, primarily due to a decrease in estate tax receipts, reflecting an estimated year-over-year decline in super large payments and slower growth in key variables such as household net worth and Wilshire 5000. This is largely offset by an increase in real estate transfer tax receipts, primarily due to projected growth in housing starts, housing sales and housing prices as activity rebounds compared to the prior year.

As of October 1, 2020, General Fund other tax receipts for FY 2022 were projected to decrease, due to the decline in estate tax receipts.

As of October 1, 2020, All Funds other tax receipts for FY 2023 and FY 2024 were projected to increase, largely due to increases in both estate tax and real estate transfer tax receipts, reflecting projected growth in household net worth, housing starts, and housing prices.

As of October 1, 2020, 2020, General Fund other tax receipts for FY 2023 and FY 2024 were projected to increase, resulting from the projected increases in estate tax receipts noted above.

Miscellaneous Receipts

All Funds miscellaneous receipts include moneys received from HCRA financing sources, SUNY tuition and patient income, lottery receipts for education, assessments on regulated industries, Tribal-State compact revenue, Extraordinary Monetary Settlements and a variety of fees. As such, miscellaneous receipts were driven in part by year-to-year variations in health care surcharges and other HCRA resources, bond proceeds, tuition income revenue and other miscellaneous receipts.

As of October 1, 2020, All Funds miscellaneous receipts were projected to total $31.1 billion in FY 2021, an increase of 5.4 percent from FY 2020 results, driven by the issuance of $4.5 billion in PIT notes in response to the COVID-19 pandemic and increasing bond proceeds.

As of October 1, 2020, All Funds miscellaneous receipts were projected to decline annually after FY 2021, reflecting the nonrecurring short-term financing, continued impact of the COVID-19 pandemic and a decrease in bond proceeds reimbursements in later years, which corresponds to prior year capital expenses.

Federal Grants

Aid from the Federal government helps to pay for a variety of programs including Medicaid, public assistance, mental hygiene, School Aid, public health, transportation, and other activities. Annual changes to Federal grants generally correspond to changes in Federally- reimbursed spending. Accordingly, DOB typically projects Federal reimbursements will be received in the

State FY in which spending occurs, but due to the variable timing of Federal grant receipts, actual results often differ from projections.

As of October 1, 2020, All Funds Federal grants projections primarily reflected the continuation of growth in Federal Medicaid spending related to Federal health care transformation initiatives, a temporary increase in the FMAP and funding from the CRF, partly offset by the projected phase- down of Federal disaster assistance. All Federal receipts are subject to Congressional authorization, appropriations and budget action.

Under the Trump administration and the current Congress, many of the policies that drive Federal aid may be subject to change. As of October 1, 2020, it was not possible to assess the potential fiscal impact of future policies that may be proposed and adopted. If Federal funding to the State were reduced, this could have a materially adverse impact on the Updated Financial Plan.

Disbursements

As of October 1, 2020, FY 2021 disbursements from the State’s General Fund, including transfers, were expected to total $70.7 billion and disbursements from State Operating Funds were expected to total $98.2 billion. School Aid, Medicaid, transportation, debt service, and health benefits are significant drivers of annual spending growth.

The multi-year disbursements projections consider various factors including statutorily-indexed rates, agency staffing levels, program caseloads, inflation, and funding formulas contained in State and Federal law. Factors that affect spending estimates vary by program. For example, public assistance spending is based primarily on anticipated caseloads that are estimated by analyzing historical trends and projected economic conditions. Projections also account for the timing of payments, since not all of the amounts appropriated are disbursed in the same FY. Consistent with past years, the aggregate spending projections (i.e., the sum of all projected spending by individual agencies) in State Special Revenue Funds have been adjusted downward in all FYs, based on typical spending patterns and the observed variance between estimated and actual results over time. A corresponding downward adjustment is also made to miscellaneous receipts.

The Updated Financial Plan estimates include $8 billion in recurring reductions in aid-to-localities disbursements that are expected to be implemented pursuant to the budget-balance and withholding authority granted in the Enacted Budget. The allocation of the savings plan will depend on what programs are included or excluded from reductions, the level of targeted reductions in certain areas, and the availability of Federal aid. Accordingly, the specific agency and program spending levels described below do not reflect any reductions that may occur as a result of the savings plan. However, such reductions may be significant.

Local Assistance Grants

Local Assistance spending included payments to local governments, school districts, health care providers, and other entities, as well as financial assistance to, or on behalf of, individuals, families and not-for-profit organizations. As of October 1, 2020, local assistance spending in State Operating Funds, including budget balance reductions, was estimated at $61.4 billion in FY 2021, which was approximately two-thirds of total State Operating Funds spending. Education and health care spending accounted for nearly three-quarters of State Operating Funds local assistance spending.

Education

School Aid

School Aid helps support elementary and secondary education for New York pupils enrolled in the 673 major school districts. State aid is provided to districts based on statutory aid formulas and through reimbursement of categorical expenses such as prekindergarten programs, education of homeless children, and bilingual education. State funding for schools assists districts in meeting locally defined needs, supports the construction of school facilities, and finances school transportation for nearly three million students statewide.

School Year (“SY”) (July 1 - June 30)

As of October 1, 2020, State Operating Funds support for School Aid was expected to total $26.8 billion in SY 2021, an annual decrease of $1 billion (3.7 percent). This reduction in State Operating Funds support will be offset by approximately $1.1 billion in funding provided to the State through the Federal CARES Act, including the Elementary and Secondary School

Emergency Relief Fund and the Governor’s Emergency Education Relief Fund. With these Federal funds, SY 2021 School Aid is expected to total $27.9 billion, an annual increase of approximately $100 million or 0.4 percent.

The Updated Financial Plan reflects prior year funding levels for existing programs, including Foundation Aid, Community Schools and Universal Prekindergarten. The Updated Financial Plan also reflects the State providing over $200 million in support for competitive grant programs, including $1 million for development of a new Civics Education curriculum and $10 million for a Student Mental Health program. Funding for expense-based aids, such as Building Aid, Transportation Aid, and Boards of Cooperative Educational Services Aid, is continue under existing aid formulas.

State FY

The State finances School Aid from the General Fund, commercial gaming receipts and Lottery Fund receipts, including revenues from video lottery terminals. Commercial gaming and Lottery Fund receipts are accounted for and disbursed from dedicated accounts. Because the State FY begins on April 1 and the school year beings on July 1, the State typically pays approximately 70 percent of the annual SY commitment during the initial State FY and the remaining 30 percent in the first three months of the following State FY.

As of October 1, 2020, State FY spending for School Aid on a State Operating Funds basis was projected to total over $26.9 billion in FY 2021, a 1.7 percent decrease from FY 2020. In FY 2021, the share of School Aid spending financed by lottery, video lottery and commercial gaming revenues is projected to decrease due largely to the impact of the COVID-19 pandemic on economic activity. If gaming revenues drop further below currently projected levels, then the General Fund is expected to transfer the value of the shortfall to the appropriate State Special Revenue Fund. In addition to State aid, as of October 1, 2020, school districts received more than $3 billion annually in existing Federal aid. School districts are also expected to receive approximately $1.1 billion in Federal CARES Act funds.

Other Education Funding

The State also provides funding and support for various other education-related programs. These include: special education services; programs administered by the Office of Prekindergarten through Grade 12 education; cultural education; higher and professional education programs; and adult career and continuing education services.

The State helps fund special education services for approximately 500,000 students with disabilities, from ages 3 to 21. Major programs under the Office of Prekindergarten through Grade 12 address specialized student needs or reimburse school districts for education-related services, including the school breakfast and lunch programs, after-school programs and other educational grant programs. Cultural education includes aid for operating expenses of the major cultural institutions, State Archives, State Library, and State Museum, as well as support for the Office of Educational Television and Public Broadcasting. Higher and professional education programs monitor the quality and availability of post-secondary education programs, and license and regulate over 50 professions. Adult career and continuing education services focus on the education and employment needs of the State’s adult citizens, ensuring that such individuals have access to a one-stop source for all their employment needs, and are made aware of the full range of services available in other agencies.

The increase in Special Education spending in FY 2021 and thereafter was primarily attributable to increased State reimbursement to special education providers for minimum wage costs and projected enrollment and cost growth in preschool and summer school special education programs.

The projected spending increases for All Other Education programs in FYs 2022-2023 was largely due to continued growth in charter school supplemental tuition, facilities aid payments for charter schools in NYC, and payments to nonpublic schools.

School Tax Relief Program

The STAR program provides school tax relief to taxpayers by exempting the first $30,000 of every eligible homeowner’s property value from the local school tax levy. As of October 1, 2020, lower-income (below $88,050) senior citizens were expected to receive a $69,800 exemption in FY 2021.

Spending on STAR property tax exemptions reflected reimbursements made to school districts to offset the reduction in the amount of property tax revenue collected from homeowners. Since FY 2017, the STAR exemption program has been gradually transitioned from a spending program to an advance refundable PIT credit program. As a result, first-time homebuyers and homeowners who move receive a refundable PIT credit in lieu of a property tax exemption. This change initially had no impact on the value of the STAR benefit received by homeowners. Since the FY 2020 Enacted Budget and moving forward, homeowners who receive a property tax exemption will not see an increase in their STAR benefit (details below).

The STAR program also included a credit for income-eligible resident NYC taxpayers. The NYC PIT rate reduction was converted into a State PIT tax credit starting with the 2017 TY. As of FY 2019, NYC STAR payments were no longer a component of State Operating Funds spending. This change has no impact on the value of the STAR benefit received by taxpayers.

Starting in FY 2020, all homeowners with incomes above $250,000 were transitioned from the basic exemption benefit program to the advance credit program. Additionally, the zero percent growth cap on the STAR exemption benefit that was included in the FY 2020 Enacted Budget remains in effect. Most of the spending decline projected in FYs 2021 through 2024 can be attributed to these actions. By shifting taxpayers to the credit program, the State can more efficiently administer the program while strengthening its ability to prevent abuse. The shift from the basic exemption to the credit program will not reduce the value of the benefit received by homeowners.

Higher Education

Local assistance for higher education spending includes funding for CUNY, SUNY, and the Higher Education Services Corporation (“HESC”).

SUNY and CUNY operate 47 four-year colleges and graduate schools with a total enrollment of nearly 400,000 full- and part-time students. SUNY and CUNY also operate 37 community colleges, serving approximately 309,000 students. State funds support a significant portion of SUNY and CUNY operations. The State also provides more than $1.0 billion annually for SUNY campus operations through a General Fund transfer and more than $2 billion to fully support the fringe benefits costs of SUNY employees at State-operated campuses. The State was also projected to pay $1.3 billion in FY 2021 for debt service on bond financed capital projects at SUNY and CUNY. In FY 2021, an estimated $250 million in student financial aid support will be transferred from HESC to SUNY. This was the result of an accounting change implemented in FY 2020 to reflect certain financial aid payments from HESC to SUNY as transfers instead of disbursements.

HESC is New York State’s student financial aid agency and a national leader in helping make college affordable. HESC oversees numerous State-funded financial aid programs, including the Excelsior Scholarship, the Tuition Assistance Program, the Aid for Part-Time Study program, and 25 other scholarship and loan forgiveness programs. Together, these programs provide financial aid to approximately 380,000 students. HESC also partners with OSC in administering the College Choice Tuition Savings program.

As of October 1, 2020, spending on higher education was projected to increase by $ 1.2 billion, or 48.9 percent, from FY 2020 to FY 2021 and decrease by $594 million, or 16.9 percent, from FY 2021 to FY 2022. The spending increase in FY 2021 and subsequent decrease in FY 2022 is primarily due to the timing of academic year 2021 payments for CUNY Senior and Community Colleges. Additionally, the implementation of accounting changes, which reflect the payment of certain student financial aid payments from HESC to SUNY as transfers instead of disbursements, will result in lower disbursements in FY 2021. The increase in outyear spending is primarily attributable to increased support for CUNY fringe benefits.

Health Care

The Department of Health (“DOH”) works with local health departments and social services departments, including NYC, to coordinate and administer statewide health insurance programs and activities. Local assistance for health care-related spending includes Medicaid, statewide public health programs and a variety of mental hygiene programs. The majority of government-financed health care programs are included under DOH, but a number of programs are also supported through multi-agency efforts.

Medicaid

Medicaid is a means-tested program that finances health care services for low-income individuals and long-term care services for the elderly and disabled, primarily through payments to health care providers. The Medicaid program is financed jointly by the State, Federal government, and local government resources. Eligible services include inpatient hospital care, outpatient hospital services, clinics, nursing homes, managed care, prescription drugs, home care and services provided in a variety of community-based settings (including mental health, substance abuse treatment, developmental disabilities services, school-based services and foster care services).

Historically, the State has experienced growth in Medicaid enrollment during economic downswings resulting from increased unemployment. DOB is evaluating enrollment trends connected to the economic downturn attributable to the COVID-19 pandemic. As many families and individuals saw a decrease in income in early 2020, more are expected to qualify for Medicaid or other public insurance programs. As a result, the number of State Medicaid recipients is expected to increase over levels previously anticipated. As new enrollees remain eligible for continuous coverage for 12 months, costs associated with enrollment growth will continue to rise in the outyears. Enrollment in Medicaid is also increasing among populations associated with higher service utilization and costs, augmenting growth in the State share of Medicaid spending. The aforementioned spending pressures will be offset from eFMAP provided in the FFCRA.

Other factors that continue to place upward pressure on State-share Medicaid spending (which includes spending within and outside the Global Cap) include but are not limited to: reimbursement to providers for the cost of the increase in the minimum wage; the phase-out of enhanced Federal funding; increase costs and enrollment growth in managed long-term care; and payments to financially distressed hospitals.

The Essential Plan

The FY 2015 Enacted Budget authorized the State to participate in the EP, a health insurance program which receives Federal subsidies authorized through the ACA. The EP includes health insurance coverage for legally residing immigrants not eligible for Medicaid, CHP or other employer-sponsored coverage. Individuals who meet the EP eligibility standards are enrolled through the New York State of Health (“NYSOH”) insurance exchange, with the cost of insurance premiums subsidized by the State and Federal governments. The Exchange - NYSOH - serves as a centralized marketplace to shop for, compare, and enroll in a health plan. More than 810,000 New Yorkers are expected to be enrolled in the EP in FY 2021. An increase in EP enrollment is anticipated in FY 2021, resulting from increased unemployment attributable to the COVID-19 pandemic. As many New Yorkers saw income fall or lost employer sponsored insurance, more are expected to become eligible and opt-in to coverage

Average spending growth of 6.7 percent over the multiyear Financial Plan reflects a mix of factors, including increased costs associated with higher enrollment and continued Federal support. The increase from FY 2020 to FY 2021 is partially attributable to the delayed transition of the Value Based Payment Quality Incentive Program to Federal funds and increased EP reimbursement rate to providers. Spending growth attributable to these rates tapers in the outyears.

As the State continues to collect a high Federal reimbursement rate for the EP under the current methodology, increased EP local assistance costs attributable to higher enrollment is not expected to increase State share support in FY 2021. The Updated Financial Plan assumes the local assistance share of the EP will continue to be fully Federally funded. However, efforts by the Trump Administration beginning in 2017 to change the reimbursement, continue to present uncertainties in future funding shares of the EP. Despite the uncertainty, as of October 1, 2020, the Financial Plan reflects full support for the EP.

Public Health/Aging Programs

Public Health includes many programs. The largest is the CHP program which provides health insurance coverage for children of low-income families, up to the age of 19; the General Public Health Work (“GPHW”) program reimburses local health departments for the cost of providing certain public health services; Elderly Pharmaceutical Insurance Coverage (“EPIC”) which provides prescription drug insurance to seniors; and the Early Intervention (“EI”) program pays for services provided to infants and toddlers under the age of three with disabilities or developmental delays. Many public health programs, such as the EI and GPHW programs, are run by county health departments that are reimbursed by the State for a share of program costs. State spending projections do not include the county share of public health costs. In addition, a significant portion of HCRA spending is included under the Public Health budget.

The State Office for the Aging (“SOFA”) promotes and administers programs and services for New Yorkers 60 years of age and older. SOFA primarily oversees community-based services (including in-home services and nutrition assistance) provided through a network of county Area Agencies on Aging and local providers.

The projected spending increase in FY 2021, and subsequent decrease in FY 2022, is primarily attributable to the timing of FY 2020 payments. The standard review process for State payments was disrupted by the COVID-19 pandemic, causing a lag in the release of several payments at the end of FY 2020, including GPHW and EI. Additionally, growth in Public Health spending can be attributable to the CHP program from increased enrollment. As many families saw incomes fall or employer sponsored insurance end due to the COVID-19 pandemic, the number of eligible CHP enrollees is anticipated to increase. The Public Health budget continues to support the CHP program and enrollment growth therein, as well as the full impact of phased down Federal support currently provided under the ACA, which will drive higher State costs across the multi-year Financial Plan.

In addition to on-going program support, the Updated Financial Plan leverages $73 million in new Federal to help Federal funding to support public health programs that improve the health of children. The Health Services Initiatives option, available under CHP, will be used to offset State costs in programs such as GPHW, Healthy Neighborhoods, Genetic Disease, Public Health Campaign sexually transmitted diseases, and SNAP.

The Updated Financial Plan also includes SOFA support to address locally identified capacity needs for services to maintain the elderly in their communities, support family and friends in their caregiving roles, and reduce future Medicaid costs by intervening earlier with less intensive services.

Health Care Reform Act Financial Plan

HCRA was established in 1996 to help fund a portion of State health care activities and is currently authorized through FY 2023. HCRA resources include surcharges and assessments on hospital revenues, a “covered lives” assessment paid by insurance carriers, and a portion of cigarette tax revenues. These resources are used to fund roughly 25 percent of State share Medicaid costs, and other programs and health care industry investments including CHP, EPIC, Physician Excess Medical Malpractice Insurance, Indigent Care payments to hospitals serving a disproportionate share of individuals without health insurance; Worker Recruitment and Retention; Doctors Across New York; and the Statewide Health Information Network for New York/All-Payer Claims Databases infrastructure development initiative, which improves the informational and data capabilities associated with claiming records.

As of October 1, 2020, HCRA receipts were expected to fluctuate over the multi-year projection period, reflecting the anticipated impacts of the COVID-19 pandemic on hospital patient volume and activities associated with MRT II. The FY 2021 increase in Covered Lives Assessments reflects receipts reverting to the maximum allowable statutory levels. Offsetting the aforementioned increases is declining cigarette tax revenue, attributable to reduced consumption, augmented by the full year impact of FY 2020 Enacted legislation that raised the purchasing age for tobacco products to 21.

HCRA spending is expected to fluctuate in line with the aforementioned COVID-19 pandemic impacts on receipts collections. The most substantial area of spending growth in the outyears is for the CHP program, largely due to the expiration of enhanced Federal resources provided through the ACA and expected utilization growth related to increased eligibility.

As of October 1, 2020, HCRA was expected to remain in balance over the multi-year Financial Plan period. Under the current HCRA appropriation structure, spending reductions were expected to occur if resources are insufficient to maintain a balanced fund. Any such spending reductions could affect General Fund Medicaid funding or HCRA programs. Conversely, any unanticipated balances or excess resources in HCRA were expected to fund Medicaid costs that would otherwise be paid from the General Fund.

Mental Hygiene

Mental Hygiene services are delivered by the Office for People with Developmental Disabilities (“OPWDD”), the Office of Mental Health (“OMH”), the Office of Addiction Services and Supports (“OASAS”), the Developmental Disabilities Planning Council, and the Justice Center for the Protection of People with Special Needs. Services are administered to adults with mental illness; children with emotional disturbances; individuals with developmental disabilities and their families; persons with chemical dependencies; and individuals with compulsive gambling problems.

These agencies provide services directly to their clients through State-operated facilities, and indirectly through community service providers. Costs of providing these services are reimbursed by Medicaid, Medicare, third-party insurance and State funding. Patient care revenues are pledged first to the payment of debt service on outstanding mental hygiene bonds, issued to finance infrastructure improvements at State mental hygiene facilities. Revenues in excess of debt service commitments are used to support State operating costs associated with Mental Hygiene service delivery.

Local assistance funding for the mental hygiene agencies, as of October 1, 2020, was projected to grow by an average 6.0 percent over the Financial Plan period. Increased funding reflected reimbursement to not-for profit providers for increasing employee wages related to salary increases for direct care and clinical workers; compliance with incremental pay standards and related fringe benefit increases associated with the transition to a $15 per hour minimum wage; and community-based employment and residential opportunities for individuals with disabilities.

Investments to leverage up to $120 million (gross) in additional OPWDD funding are expected to allow for the development of new certified housing supports in the community, support more independent living, provide more day program and employment options, and increase respite availability. Additional OMH funding is expected to support existing residential programs and expansion of suicide prevention efforts for veterans, law enforcement, correction officers and first responders.

Spending also reflected a 4 percent total increase through FY 2021 for direct care workers and a 2 percent pay raise for clinical workers serving the mental hygiene community. Both increases were aimed at assisting not-for-profits in recruitment and retention of employees. When fully annualized, these investments are expected to increase State share support for workers by $107 million ($188 million on an All Funds basis).

Social Services

Office of Temporary and Disability Assistance (“OTDA”)

OTDA local assistance programs provide cash benefits and supportive services to low-income families. The State’s three main programs include Family Assistance, Safety Net Assistance and SSI. The Family Assistance program, financed by the Federal government, provides time-limited cash assistance to eligible families. The Safety Net Assistance program, financed by the State and local districts, provides cash assistance for single adults, childless couples, and families that have exhausted their five-year limit on Family Assistance imposed by Federal law. The State SSI Supplementation program provides a supplement to the Federal SSI benefit for the elderly, visually handicapped, and disabled persons.

As of October 1, 2020, DOB’s caseload models projected a total of 469,185 public assistance recipients in FY 2021. Approximately 171,392 families were expected to receive benefits through the Family Assistance program in FY 2021, a decrease of 3.7 percent from FY 2020. The Safety Net caseload for families was projected at 101,741 in FY 2021, a decrease of 3.1 percent from FY 2020. The caseload for single adults and childless couples supported through the Safety Net program was projected at 196,052 in FY 2021, an increase of 2.4 percent from FY 2020.

As of October 1, 2020, SSI spending was projected to increase slightly over the course of the multi-year Updated Financial Plan as caseload was expected to level off. The large increase in Public Assistance payments in FY 2021 is due to interruptions in the March 2020 payment review process stemming from the COVID-19 pandemic that resulted in payments being moved into FY 2021. Budget actions include shifting the cost of Consolidated Homeless Programs to off-budget resources and restructuring financing for the Family Assistance and Emergency Assistance for Needy Families programs, to move 5 percent of costs previously financed by Federal TANF resources to the City. Spending increases in the outyears reflected a transition from State settlement funds to the General Fund for the Empire State Supportive Housing Initiative (“ESSHI”) supportive housing constructed for vulnerable homeless populations under the Governor’s Affordable Housing and Homelessness Plan. This transition from settlement funds reflected all costs of the ESSHI program that are shared by multiple agencies and will be allocated to those agencies in a future update to the Financial Plan.

Office of Children and Family Services (“OCFS”)

OCFS provides funding for foster care, adoption, child protective services, preventive services, delinquency prevention, and child care. OCFS oversees the State’s system of family support and child welfare services administered by local social services departments and community-based organizations. Specifically, child welfare services, which are financed jointly by the Federal government, the State, and local districts, are structured to encourage local governments to invest in preventive services for reducing out-of-home placement of children. In addition, the Child Care Block Grant, which is also financed by a combination of Federal, State and local sources, supports child care subsidies for public assistance and low-income families.

As the State responded to the COVID-19 pandemic, the normal review process for payments was interrupted. This caused a delay in the release of several payments from FY 2020 to FY 2021, including Child Welfare Services, Foster Care Block Grant, Adoption, Youth and Adult Protective/Domestic Violence programs.

As of October 1, 2020, the Enacted Budget included the use of TANF resources to offset State child care costs, restructuring the financing approach for residential school placements of children with special needs outside NYC, and requiring the increased use of Federal funds for child welfare services. In addition, the Enacted Budget reduced funding for child care union contracts, and eliminated funding for the Public/Private Partnership program.

Transportation

The DOT directly maintains and improves approximately 44,500 State highway lane miles and nearly 7,900 bridges. The Department also partially funds regional and locally-operated transit systems, including the MTA; local government highway and bridge construction; and rail, airport, and port programs.

As of October 1, 2020, in FY 2021, the State expected to provide $6.6 billion in operating aid to mass transit systems, including up to $2.8 billion from the direct remittance of various dedicated taxes and fees to the MTA and $244 million annually from a State supplement to the Payroll Mobility Tax (“PMT”) collections. The MTA, the nation’s largest transit and commuter rail system, receives an estimated 90 percent of the State’s mass transit aid - $6.0 billion in FY 2021.

Projected operating aid to the MTA and other transit systems reflects the current receipts forecast, certain commitments to MTA capital plans, and a lag in the release of several payments in FY 2020 caused by interruption of the normal payment review process as the State responded to the evolving COVID-19 pandemic. A substantial amount of new funding to the MTA was authorized in the FY 2020 Enacted Budget as part of a comprehensive reform plan expected to generate an estimated $25 billion in financing for the MTA’s 2020 -2024 Capital Plan. This includes sales tax receipts from online marketplace provider sales tax collections on all sales facilitated through their platforms, and implementation and enforcement of regulations associated with the Wayfair decision, which is projected to provide the MTA with $150 million in dedicated revenues in FY 2021.

The MTA, and its operating agencies, have suffered devastating reductions in ridership and traffic as a result of the COVID-19 pandemic. Compared to 2019 results, as of September 14, 2020, ridership has declined 71 percent on the subways, 79 percent on MTA Metro-North Railroad, 73 percent on the Long Island Rail Road, and 52 percent on buses. Crossings at the Triborough Bridge and Tunnel Authority facilities on September 14, 2020, were down by an estimated 14 percent from 2019 figures, a significant improvement from the most severe decline on April 5, 2020, of an estimated 79 percent.

At the request of the MTA, McKinsey & Company (McKinsey) provided a detailed economic analysis to assist MTA in assessing the financial impact of the COVID-19 pandemic on the MTA’s operating budget. The McKinsey analysis projects the full calendar year 2020 financial impact of the pandemic on the MTA to be between $7 and $8.5 billion in calendar year 2020 and another $5.1 to $7.8 billion in 2021, including substantial reductions in revenues from State dedicated taxes and fees. The MTA has received approximately $4 billion under the Federal CARES Act. The MTA has requested $12 billion in additional Federal aid to get through the remainder of calendar year 2020 and 2021, which accounts for the estimated fare, toll and dedicated tax revenue loss described in MTA’s July 2020 financial plan attributable to COVID-19 impacts, and the delay of the Central Business District Tolling Program.

The adverse impact of the pandemic on the operating budget has affected credit ratings on MTA Transportation Revenue Bonds. Due to the increased cost of borrowing for the MTA, the State issued PIT Revenue Bonds in July 2020 to fund its FY 2021 contribution to the MTA’s 2015-19 Capital Plan. Previously the Financial Plan had assumed that the projects would be bonded by the MTA, but funded by the State through additional operating aid to the MTA. Accordingly, the Updated Financial Plan reflects a decrease in local aid disbursements of $31 million in FY 2021 and $42 million in each of the outyears, and a corresponding increase in PIT Bond debt service. It is expected that the State may undertake additional bond sales in FY 2021 or in later years to fund all or a portion of its remaining contribution to the MTA 2015-19 Capital Plan.

Local Government Assistance

Direct aid to local governments includes the Aid and Incentives for Municipalities (“AIM”) program, created in FY 2006 to consolidate various unrestricted local aid funding streams; miscellaneous financial assistance for certain counties, towns, and villages; and efficiency-based incentive grants provided to local governments.

As of October 1, 2020, the Enacted Budget continued to support towns and villages at the same funding level as FY 2020. State Operating Funds spending for the various efficiency and restructuring grants within the AIM program was projected to increase due to potential awards from the Restructuring Board.

Agency Operations

Agency operating costs consist of Personal Services (“PS”), NPS, and GSCs. PS includes the salaries of State employees of the Executive, Legislative, and Judicial branches consistent with current negotiated collective bargaining agreements, as well as temporary/seasonal employees. NPS includes real estate rentals, utilities, contractual payments (e.g., consultants, IT, and professional business services), supplies and materials, equipment, and telephone service. GSCs, which are discussed separately, reflect the cost of fringe benefits (e.g., pensions and health insurance) provided to State employees and retirees of the Executive, Legislative and Judicial branches, as well as certain fixed costs paid by the State, such as litigation expenses and taxes on public lands. Certain agency operating costs of DOT and Department of Motor Vehicles (“DMV”) are included in Capital Projects Funds and are not reflected in State Operating Funds.

As of October 1, 2020, approximately 94 percent of the State workforce was unionized. The largest unions included CSEA, which represents office support staff and administrative personnel, machine operators, skilled trade workers, and therapeutic and custodial care staff; PEF, which represents professional and technical personnel (attorneys, nurses, accountants, engineers, social workers, and institution teachers); UUP, which represents faculty and nonteaching professional staff within the SUNY system; and NYSCOPBA, which represents security personnel (correction officers, safety and security officers).

Consistent with the EBFP, the State has implemented a hiring freeze and controls on NPS and capital commitments and expenditures. It has also deferred, through at least September 30, the general salary increases that were scheduled to take effect on April 1, 2020. State agencies have been directed to reduce operating expenditures by 10 percent from the levels authorized in the EBFP. Certain exceptions are expected to be granted for facility operations and public health and safety priorities.

Prior to operating expenditure reductions directed in the EBFP, most agencies were expected to hold spending flat. However, the cost of an additional payroll in FY 2021 is expected to add one-time costs. Other notable spending changes include:

•

State Police. Spending projections for the State Police have been updated to reflect the reclassification of personal service costs for first responders and public safety officers to the Federal CRF pursuant to Treasury eligibility guidelines. This results in lower estimated General Fund spending in FY 2021 and a concomitant increase in the Federal CRF

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Corrections and Community Supervision. Lower spending reflects the planned reduction in excess prison capacity due to declines in prison population and retroactive salary payments made in FY 2020, partially offset by increasing costs associated with solitary confinement reforms.

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Children and Family Services. Increased spending was mainly driven by the annualized cost of raising the age of criminal responsibility from 16 to 18, and a modification to the youth facility billing process implemented in FY 2020.

•	Tax and Finance. Higher spending in FY 2021 reflects the timing of certain cost increases, partially offset by saving from the attrition of agency employees.

•	Mental Hygiene. Increased spending includes the cost of continued delivery of services in State-operated program settings.

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State University. SUNY campus enrollment is projected to decline as a result of the COVID-19 pandemic, as such previously reported operational costs at SUNY campuses have been reduced from the EBFP, reflecting associated spending reductions.

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City University. The Enacted Budget authorized the reclassification of certain fees and associated spending, from a special revenue fund to an agency trust fund, to align with current classification of CUNY tuition revenues resulting in a reduction in CUNY spending.

•	Judiciary. The Judiciary’s request for increased operating support to fund salary and staff increases in court operations and security drive higher spending in FY 2021.

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COVID-19 Pandemic. FY 2020 actual spending results reflect NPS costs incurred in response to the COVID-19 pandemic. The EBFP assumed that all direct COVID-19 costs in FY 2021 would be fully funded by the Federal government and DOB did not include any estimate of such costs. However, spending projections have been updated to reflect the reclassification and reversal of NPS expenses that were incurred prior to March 31, 2020. Costs to build out hospital facilities, secure critical equipment, and fund other pandemic response activities totaled roughly $500 million in FY 2020. A portion of these disbursements, roughly $369 million is expected to be reclassified to the Federal CRF pursuant to Treasury eligibility guidelines. Another $132 million has been refunded pursuant to cancelled contracts due to various violations of contractual terms and conditions.

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Budget Balance Reduction. Executive agency budgets, with limited exceptions for facility operations and public health and safety, will be reduced by 10 percent from budgeted levels. The Updated Financial Plan assumes that the Judiciary and elected officials will initiate comparable reductions in their budgets for FY 2021.

Workforce

In FY 2021, $13.7 billion or 14 percent, of the State Operating Funds budget is expected to be dedicated to supporting FTE employees under direct Executive control; individuals employed by SUNY (46,834) and Independent Agencies; employees paid on a non-annual salaried basis; and overtime pay. Roughly 60 percent of Executive agency workforce spending is in the mental hygiene agencies and the Department of Correction and Community Supervision (“DOCCS”).

General State Charges

The State provides a variety of fringe benefits to its current and former employees, including health insurance, pensions, workers’ compensation coverage, unemployment insurance, survivors’ benefits, and dental and vision benefits (some of which are provided through union-specific Employee Benefit Funds). The GSC budget also pays the Social Security payroll tax and certain statewide fixed costs, including taxes on State-owned lands, payments in lieu of taxes and judgments and settlements awarded in the Court of Claims. Many of these payments are mandated by statute or collective bargaining agreements.

Employee fringe benefits paid through GSCs are financed from the General Fund in the first instance, then partially reimbursed by revenue collected from agency fringe benefit assessments. In FY 2021, fringe benefit assessments have been updated to reflect the reclassification of personal service and related fringe benefits costs for State Police first responders and public safety officers to the Federal CRF pursuant to Treasury guidelines. This resulted in higher Federal fringe benefit assessments and lower General Fund spending in FY 2021.

As of October 1, 2020, GSC spending was projected to increase by an average of 6.5 percent over the multi-year Financial Plan period mostly due to the deferment of payroll tax payments. In response to the COVID-19 pandemic, the Federal CARES Act authorized employers to defer payment of non-Medicare payroll taxes from April-December 2020, and for the deferral to be repaid without interest in two equal payments on December 31, 2021 and December 31, 2022. Payroll taxes are 7.65 percent of personal service costs (6.2 percent for Social Security and 1.45 percent for Medicare). The Executive and the Judiciary have elected to defer the allowable non-Medicare payment – an estimated $599 million for the Executive and $68 million for the Judiciary.

Growth in the health insurance reflects medical inflation and current enrollment levels. Workers’ Compensation costs are increasing due to reserve funds that are no longer available to offset growth in the average weekly wage used for benefit calculations and medical costs. Increases in other programs such as Social Security, employee benefits and dental insurance were attributable to collectively negotiated salary increases and benefit enhancements.

Overall pension costs were projected to increase based on the most recent estimate received from the State Comptroller’s Office, which reflects a variety of actuarial assumptions including salary increases and investment returns. The preliminary FY 2021 pension bill included a reduction by OSC to the expected rate of return on pension assets from 7 to 6.8 percent. This was estimated to increase the State’s contribution by roughly $300 million. However, the higher cost was partially offset by the implementation of a new “mortality improvement” scale. The State Comptroller does not forecast pension liability estimates beyond the budget year. Thus, estimates for FY 2022 and beyond are developed by DOB. DOB’s forecast assumes growth in the salary base consistent with collective bargaining agreements and a stable rate of return.

Transfers to Other Funds (General Fund Basis)

General Fund transfers help finance debt service for bonds that do not have dedicated revenues, SUNY operating costs, certain capital initiatives, and a range of other activities.

As of October 1, 2020, General Fund transfers to other funds were expected to total $6.5 billion in FY 2021, a $404 million increase from FY 2020. The increase primarily reflects support for School Aid in lieu of lower video lottery and commercial gaming revenues. Debt service transfers were higher in FY 2020 as the State prepaid FY 2021 debt at the end of FY 2020.

In addition, capital projects transfers are expected to increase by $268 million in FY 2021. The capital increase reflects use of new hard dollar resources, rather than debt to fund capital projects. All other transfers in FY 2021 and beyond reflect a conservative estimate of General Fund resources needed to support various programs outside the General Fund.

DHBTF receives revenue from motor vehicle fees, PBT, the motor fuel tax, HUT, the auto rental tax, utilities taxes, and miscellaneous transportation-related fees. Receipts deposited into the DHBTF are used to pay debt service on transportation bonds, finance capital projects on a PAYGO basis, and pay certain operating expenses of DOT and DMV. The General Fund subsidized DHBTF expenses, as expenses routinely exceed revenue deposits and bond proceeds.

Debt Service

The State pays debt service on all outstanding State-supported bonds. These include General Obligation bonds, for which the State is constitutionally obligated to pay debt service, as well as certain bonds issued by State public authorities, such as ESD, DASNY, and the NYSTA, the payment obligation on which is subject to appropriation. Depending on the credit structure, debt service is financed by transfers from the General Fund, dedicated taxes and fees, and other resources such as patient income revenues.

As of October 1, 2020, Total State Operating/All Funds debt service was projected to be $10.4 billion in FY 2021, of which $310 million was expected to be paid from the General Fund via transfers, $5.7 billion was expected from other State funds supported by dedicated tax receipts and $4.4 billion was for repayment of short-term liquidity financings, which represents the short-term PIT notes issued at a premium in order to generate $4.5 billion of proceeds for cashflow relief. The General Fund finances debt service payments on General Obligation and service contract bonds. Debt service for the State-supported bonds is paid directly from other dedicated State funds, subject to appropriation, including PIT and Sales Tax Revenue bonds, DHBTF bonds, and mental health facilities bonds.

The Enacted Budget authorized liquidity financing in the form of up to $8 billion of PIT notes and $3.0 billion of line of credit facilities. Debt service growth from FY 2020 to FY 2021 reflects repayment in FY 2021 of $4.5 billion of PIT notes, which were issued to help manage the adverse impact on cash flow that resulted from the extension of the Federal tax filing deadline due to the COVID-19 pandemic. A $3.0 billion line of credit facility secured by a State service contract is currently in place, for which the Updated Financial Plan does not assume any draws. Although no further liquidity financings are currently assumed, DOB will regularly evaluate cash results and adjust the use and size of liquidity tools based on updated information. The interest costs for liquidity financings are expected to be reimbursed by Federal Funds for expenses related to COVID-19 and are not reflected in the debt service estimates.

As of October 1, 2020, the Updated Financial Plan estimates for debt service spending were revised to reflect bond sale results to date, refunding savings, and the adjustment of debt issuances to align with projected bond-financed capital spending. First quarter bond sale results include the issuance of PIT Revenue Bonds for the MTA’s 2015-19 Capital Plan. Previously the Financial Plan had assumed that the projects would be bonded by the MTA, but funded by the State through additional operating aid to the MTA. Accordingly, the Updated Financial Plan reflects a decrease in PMT disbursements of $31 million in FY 2021 and $42 million in each of the outyears, and a corresponding increase in PIT Bond debt service. It is expected that the State may execute additional bond sales in FY 2021 or in later years to fund all or a portion of its remaining contribution to the MTA 2015-19 Capital Plan.

Debt service spending estimates also reflected prepayment of $1.5 billion in FY 2019 for debt service costs due in FY 2020, as well as a planned prepayment of $465 million in FY 2020 for debt service costs due in FY 2021.

PRIOR FISCAL YEARS

Cash-Basis Results for Prior Fiscal Years

General Fund Fiscal Years 2018 through 2020

The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required by law to be accounted for in another fund. It is the State’s largest single fund and receives most State taxes and other resources not dedicated to particular purposes. General Fund moneys in prior FYs were also transferred to other funds, primarily to support certain State share Medicaid payments, capital projects and debt service payments in other fund types. In some cases, the FY results provided below may exclude certain timing-related transactions which have no net impact on operations.

In the cash basis of accounting, the State defines a balanced budget in the General Fund in any given FY as (a) the ability to make all planned payments anticipated in the Financial Plan, including tax refunds, without the issuance of deficit bonds or notes or extraordinary cash management actions, (b) the restoration of the balances in the Tax Stabilization Reserve and Rainy Day Reserve (together, the “rainy day reserves”) to a level equal to or greater than the level at the start of the FY, and (c) maintenance of other designated balances, as required by law.

The State has allowed limited spending growth to meet the demand for services. In addition, rainy day reserve fund balances have been supported and maintained.

FY 2020

The State ended FY 2020 in balance on a cash basis in the General Fund, based on preliminary, unaudited results. General Fund receipts, including transfers from other funds, totaled $79.2 billion. General Fund disbursements, including transfers to other funds, totaled $77.5 billion. The State ended FY 2020 with a General Fund balance of $8.9 billion, an increase of $1.7 billion from FY 2019 results.

FY 2019

The State ended FY 2019 in balance on a cash basis in the General Fund. General Fund receipts, including transfers from other funds, totaled $70.5 billion. General Fund disbursements, including transfers to other funds, totaled $72.8 billion. The State ended FY 2019 with a General Fund balance of $7.2 billion, a decrease of $2.2 billion from FY 2018 results. The decline in the fund balance is largely attributable to the use of $1.9 billion in cash received in FY 2018. These funds are related to the acceleration of an estimated $1.9 billion in PIT payments as taxpayers responded to the $10,000 limit on SALT deductibility of income and property taxes enacted by Congress and effective for TY 2018. In addition, the Extraordinary Monetary Settlements balance has declined consistent with planned spending.

FY 2018

The State ended FY 2018 in balance on a cash basis in the General Fund. General Fund receipts, including transfers from other funds, totaled $71.4 billion. General Fund disbursements, including transfers to other funds, totaled $69.7 billion. The State ended FY 2018 with a General Fund balance of $9.4 billion, an increase of $1.7 billion from FY 2017 results. The higher balance is due to acceleration of an estimated $1.9 billion in PIT payments as taxpayers responded to SALT deductibility.

State Operating Funds Fiscal Years 2018 through 2020

State Operating Funds is composed of the General Fund, State special revenue funds and debt service funds. The State Operating Funds perspective is primarily intended as a measure of State-financed spending. Similar to the General Fund, spending growth in State Operating Funds in recent years has also been limited.

FY 2020

State Operating Funds receipts totaled $104.2 billion in FY 2020, an increase of $6.5 billion over the FY 2019 results. Disbursements totaled $102.2 billion in FY 2020, an increase of $2.0 billion or 2 percent from the FY 20 2020 with a State Operating Funds cash balance of $14.4 billion.

FY 2019

State Operating Funds receipts totaled $97.7 billion in FY 2019, a decrease of $1.7 billion over the FY 2018 results. Disbursements totaled $100.1 billion in FY 2019, an increase of $2.0 billion or 2 percent from the FY 2018 results. The State ended FY 2019 with a State Operating Funds cash balance of $12.4 billion.

FY 2018

State Operating Funds receipts totaled $99.4 billion in FY 2018, an increase of $4.5 billion over the FY 2017 results. Disbursements totaled $98.2 billion in FY 2018, an increase of $2.0 billion or 2 percent from the FY 2017 results. The State ended FY 2018 with a State Operating Funds cash balance of $13.6 billion.

All Funds Fiscal Years 2018 through 2020

The All Funds Financial Plan records the operations of the four governmental fund types: the General Fund, special revenue funds, capital projects funds, and debt service funds. It is the broadest measure of State governmental activity, and includes spending from Federal funds and capital projects funds.

FY 2020

All Funds ended FY 2020 with a balance of $14.3 billion, $4.3 billion above FY 2019 as both receipts and disbursements were higher than the prior year levels.

Higher receipts include growth in tax collections and Federal Grants that were partly offset by a drop in miscellaneous receipts. Growth in local assistance spending is primarily comprised of Medicaid, attributable to increased claiming and offline payments, and School Aid, reflecting the authorized School Aid increase. State operations growth reflects the payment of retroactive salary increases, higher SUNY spending, and non-personal spending for COVID-19 related expenses. Debt service spending was lower than the prior year due mainly to the prepayment of FY 2020 obligations at the end of FY 2019.

PIT collections were $5.6 billion (11.6 percent) higher than last year due to an increase in April 2019 extensions and final returns related to taxpayer behavior in response to the cap on SALT deductions and moderate growth in withholding, partially offset by a scheduled increase in TY 2019 Property Tax Relief Credits and continued phase-in of the middle class tax cut program.

Business tax collections growth ($1.1 billion) is due to higher CFT and insurance gross receipts partially offset by higher refunds. Growth in consumption/use tax collections ($666 million) reflects growth of the sales tax base. It also reflects additional revenues from the requirement that marketplace providers collect Sales and Use Tax (SUT) on sales that they facilitate, the elimination of the Energy Service Companies (ESCOs) exemption, and DTF guidance associated with the U.S. Supreme Court Wayfair ruling. These increases were partially offset by the direct remittance of various supplemental fees and taxes to the MTA beginning in FY 2020.

Miscellaneous receipts declined by $1.7 billion (5.5 percent) due to a reduction in bond proceed reimbursements in response to capital spending ($946 million), reduced proceeds from Fidelis Care pursuant to the sale of substantially all its assets to Centene Corporation in July 2018 ($600 million) and a drop in Extraordinary Monetary Settlement receipts ($319 million).

Federal grants were $3.7 billion higher in FY 2020 than in FY 2019 largely due to the deferral of the final FY 2019 Medicaid cycle as well as the timing of reimbursements for program costs initially financed by the State and later reimbursed with Federal funding.

State Operating Funds spending totaled $102.2 billion in FY 2020, an increase of $2 billion (2.0 percent) over FY 2019.

Local assistance spending was $2.5 billion higher than the prior year, mainly due to growth in Medicaid ($1.7 billion), Mental Hygiene ($1.3 billion) and School Aid ($965 million). Medicaid spending growth reflects escalating program utilization and costs for certain populations, including Managed Long-Term Care and an increase in “offline” payments such as Medicaid clawback and Supplemental Medical Insurance (SMI). Lower rebates augmented the increase. In addition, an adjustment to the amount of mental hygiene spending funded under the Global Cap resulted in a decrease in Medicaid spending with a commensurate increase in mental hygiene spending ($1 billion). Higher School Aid spending includes the authorized 3.8 percent State aid increase. The higher spending was partly offset by the roughly $1.9 billion of payments that were not released, as described above. Other significant variances include:

•

Transportation ($449 million lower) included one-time payments made to the MTA in FY 2019 for the MTA Subway Action Plan ($194 million), and a final payment of PMT collections attributable to FY 2018 ($135 million).

•	STAR ($239 million lower) reflects the transition of beneficiaries from the STAR Exemption program to a STAR PIT credit.

•	Public Health ($282 million higher) due to higher CHP disbursements related to the Medicaid eligible immigrant population.

•

All Other Education ($176 million higher) largely related to the timing of payments for nonpublic school aid ($77 million), charter schools ($55 million) and preschool special education programs ($44 million).

Agency operational spending growth ($1.1 billion) includes costs associated with the payment of retroactive salary increases in FY 2020 and costs related to the State response efforts to the COVID-19 pandemic. Higher University System costs reflect spending for SUNY hospitals and personal service costs at SUNY colleges. Fringe benefits spending increased due to growing employee health insurance, social security, and pension payments.

Debt service spending declined due to the impact of prepayments affecting both FY 2020 and FY 2019. Lower Capital Projects spending (State and Federal) occurred in ESD ($317 million), Special Infrastructure ($230 million), and MTA ($195 million); which was partly offset by growth in public health ($223 million), housing ($79 million), and various other areas.

Federal operating spending growth reflects Medicaid utilization and cost increases ($1.0 billion), higher Division of Homeland Security & Emergency Services spending ($237 million); partially offset by a timing variance related to school district claiming of Individuals with Disabilities in Education (“IDEA”) grants ($268 million), and reduced spending for Medicaid administration ($252 million), EP ($173 million) and child care ($115 million).

FY 2019

All Funds receipts were $2.6 billion (1.6 percent) higher than the prior year, comprising $3.7 billion in lower tax receipts (4.7 percent), which was more than offset by $3.9 billion in higher miscellaneous receipts and $2.4 billion in additional Federal aid.

PIT receipts decreased by $3.4 billion (6.6 percent) due to a significant decline in current estimated payments (related to taxpayer response to the cap on SALT deductions) and growth in credits paid for property tax relief and STAR programs. The decrease was partially offset by modest growth in withholding receipts, and a decline in total TY 2017 current refunds as the result of a nearly $500 million year over year increase in the FY 2018 administrative refund cap.

The declines in all other taxes includes the direct remittance of the PMT collections to the MTA beginning in FY 2019, which previously passed-through the State and were thus included in the FY 2018 receipts ($1.4 billion). In addition, estate tax payments were lower due to year-over-year decreases in the number of super-large estate tax payments. These declines were partly offset by higher Consumption/User tax collections ($645 million) due to growth in sales tax and the return to more normal refund levels for HUT. Business taxes were also higher than prior-year ($748 million) due to higher gross receipts and lower refunds, partially offset by lower audits.

Miscellaneous receipts were $3.9 billion (14.4 percent) higher in the current year mainly due to the receipt of a payment from Fidelis Care pursuant to the sale of substantially all its assets to Centene Corporation ($1 billion); unplanned extraordinary settlement moneys ($328 million); HCRA receipts ($136 million), Lottery ($94 million), Licenses and Fees ($74 million), revenues deposited into the newly created Charitable Gifts Trust Fund ($93 million) and increases in various fees deposited to Special Revenue funds across multiple agencies. Higher bond proceed reimbursements ($1.8 billion) were primarily associated with DOT and SUNY and were partly offset by the lower receipts from the ESDC.

Federal grants were $2.4 billion higher, consistent with Federal operating aid disbursements described below.

All Funds spending was $7.1 billion (4.4 percent) higher than FY 2018. The increase resulted largely from higher Federal operating spending ($3.5 billion), higher State Operating Funds spending ($2.0 billion) and higher Capital Projects Fund spending ($1.6 billion).

State Operating Funds spending totaled $100.1 billion, an increase of nearly $2 billion (2 percent) compared to the prior-year. Growth in School Aid ($946 million) and Medicaid ($888 million) was partially offset by lower aggregate spending in all other programs and purposes.

School Aid spending growth is largely due to an increase in General Aid payments ($905 million) and the timing of State Wide Universal Full-Day Prekindergarten aid payments to NYC which were delayed from FY 2018 to FY 2019 ($228 million). These increases were partially offset by lower spending for Teachers’ Retirement ($221 million).

Medicaid Program growth is largely due to increased enrollment and utilization of the program ($1.5 billion). In particular, enrollment in the Managed Long Term Care program which generally serves a more expensive population experienced growth of roughly 13 percent over the prior year. These increases are partially offset by credits of $427 million, including prescription drug rebates for Medicaid recipients. Other savings were realized from the ACA tax reconciliation and use of tobacco settlement funds to partially offset the costs of the State’s takeover of local Medicaid growth ($427 million).

Lower other local assistance spending was primarily related to the direct flow of PMT collections to the MTA, which previously passed through the State and was included in the FY 2018 results, and the transition of STAR from a spending program into a PIT tax credit.

Executive agency operations spending growth reflects certain transportation operating costs that were moved from the DHBTF to the General Fund beginning in the current year ($291 million). Excluding these costs, Executive agency operations declined. Operating spending for elected officials increased due to personal service costs associated with collectively bargained retroactive payments. SUNY costs reflect retroactive salary payments that were more than offset by a change in accounting for campus funded scholarship payments.

Higher fringe benefits spending is driven by planned cost increases for the State’s share of employee health insurance and workers compensation payments.

Higher debt service spending is mostly attributable to the prepayment of FY 2020 obligations at the end of FY 2019.

Capital Projects Fund spending increases reflect higher expenses for the MTA ($674 million), DOH ($138 million), State and Municipalities projects ($137 million), ESDC ($159 million), and Department of Environmental Conservation ($225 million).

Growth in Federal operating aid spending was driven mainly by:

•	Medicaid ($2.3 billion) program growth consistent with the summary above, as well as payments to providers serving a disproportionate share of low income individuals;
•

Social Services ($609 million) timing of payments related to Child Care ($385 million), Flexible Fund for Family Services ($198 million), and public assistance benefit payments ($55 million); offset by lower SNAP payments ($54 million);

•	School Aid ($396 million) increases in Federal Every Student Succeeds Act (ESSA) grants;
•	Medicaid Administration ($315 million) resolution of FY 2016 CMS deferrals; and
•	Special Education ($271 million) IDEA flow-through grants.

FY 2018

All Funds receipts were $9.1 billion (5.8 percent) higher than the prior year, comprised of $4.9 billion in higher tax receipts (6.6 percent), $3.5 billion in Federal aid, and $670 million in miscellaneous receipts.

PIT, the largest contributor to the growth in tax receipts, was $3.9 billion (8.3 percent) higher, due to a $3.4 billion increase in TY 2017 estimated payments and a $2.7 billion increase in withholding. These increases were partially offset by a $1.1 billion increase in TY 2016 refunds, a $608 million decline in extension payments, and accelerated TY 2017 refund payments of $500 million. The increase in TY 2016 refunds was mostly timing-related. The amount of refunds paid in January through March was $2.55 billion in FY 2016, $1.75 billion in FY 2017, and $2.25 billion in FY 2018.

All other taxes were $958 million (3.6 percent) higher, mainly due to higher sales tax ($504 million), higher estate tax collections resulting from two large payments exceeding $100 million ($217 million), and business taxes driven by higher audit receipts ($185 million).

Miscellaneous receipts were $670 million (2.5 percent) higher in the current year, mainly due to higher bond proceeds reimbursements ($1.0 billion), offset by a decline in extraordinary monetary settlements ($477 million).

Federal grants were $3.5 billion (6.4 percent) higher, largely driven by Federal operating aid disbursements, as well as the timing of reimbursements for program costs initially financed by the State.

All Funds spending was $6.7 billion (4.3 percent) higher than FY 2017. The increase resulted largely from higher Federal operating spending ($4.3 billion), higher State Operating Funds spending ($1.95 billion) and higher Capital Projects Fund spending ($484 million).

State Operating Funds spending totaled $98.2 billion, an increase of almost $2 billion (2 percent) compared to the prior year.

Growth in School Aid ($1.1 billion) and Medicaid ($902 million) was partially offset by lower spending in other local assistance programs ($775 million). Higher School Aid spending was almost entirely for General Aid ($1.2 billion), which was partially offset by decreased spending on Teacher Retirement Systems ($144 million). Medicaid spending growth is due to increased claims for monthly managed care and long-term care programs ($1.4 billion), partly offset by increased Federal reimbursement for the EP spending ($269 million).

The annual decline in all other local assistance spending was mainly driven by the conversion of the NYC STAR benefit to a tax credit, and lower than expected payments for child care, and increased Mental Hygiene Stabilization Fund offsets resulting from DOH Medicaid savings.

Compared to the prior year, Executive agency operational spending decreased by $15 million (0.1 percent), while spending for University Systems and elected officials increased. Higher spending for SUNY mainly occurred in hospital operations. Judiciary spending included retroactive salary payments made pursuant to collective bargaining contracts settled in FY2018.

Higher fringe benefits spending included expected increases for the State’s share of employee health insurance.

Debt service spending reflected the impact of the FY 2018 prepayment of expenses due in FY 2019.

Capital Projects Fund spending increased by $484 million, primarily due to expenses for the Moynihan Station construction project ($275 million), continued implementation of the Housing Capital Plan ($148 million), and mental hygiene projects ($140 million).

Federal operating spending grew by $4.3 billion, with higher spending for Medicaid ($3.2 billion), Public Health/CHP ($692 million), EP ($618 million), and Children and Family Services ($297 million) driven by increased child welfare spending. Higher Medicaid spending was driven by enrollment growth ($2.6 billion) and increased spending in DSRIP ($1.5 billion), offset by Medicaid recovery from audits. Increased spending in Public Health was primarily driven by the CHP program as the result of increased enrollment. Growth in the EP was the result of increased enrollment in the program. The higher spending was partially offset by reduced spending for School Aid attributable to Title I Grants for districts with high percentages of students from low- income families ($504 million).

CAPITAL PROGRAM AND FINANCING PLAN

Capital Plan

The total commitment and disbursement levels reflect, among other things, projected capacity under the State’s statutory debt limit, anticipated levels of Federal aid, and the timing of capital activity based on known needs and historical patterns. The following capital projects information relates to FY 2021.

As of June 3, 2020, the impact of the COVID-19 pandemic and related response were expected to have a material effect on capital spending levels. DOB expects capital activity to be negatively impacted by new protocols that have been mandated (e.g., social distancing requirements), supply chain disruptions, and added complexity and coordination to complete projects. DOB is continuing to evaluate the impact of the slowdown in capital spending, and the estimates throughout the Capital Plan, as described in this appendix, do not reflect the expected slowdown induced by the COVID-19 pandemic. Current estimates in the Capital Plan reflect spending from FY 2021 appropriations and re- appropriations authorized in the Enacted Budget. Spending will be revised throughout the year in subsequent updates to the State’s Financial Plan to reflect impacts of the expected slowdown.

Fiscal Year 2021 Capital Projects Spending

As of June 3, 2020, spending on capital projects was projected to total $15.1 billion in FY 2021, which included $359 million in “off-budget” spending. “Off-budget” spending refers to capital spending that occurs directly from bond proceeds held at public authorities, but still requires an enacted appropriation and bonding authorization. Overall, capital spending in FY 2021 was projected to increase by 22.8 percent from FY 2020.

In FY 2021, transportation capital spending was projected to total $6 billion, which represents 40 percent of total capital spending. Economic development spending was projected to account for 15 percent, higher education capital spending was anticipated to account for 9 percent, and spending related to parks and the environment represents 9 percent. The remaining 27 percent was projected to be comprised of spending for health care, mental hygiene, social welfare, public protection, education, general government, and the all other category, which include Special Infrastructure Account Investments such as the Thruway Stabilization Program.

Transportation capital spending was projected to increase by $821 million (16 percent) from FY 2020 to FY 2021, which is attributable to continued spending from the previous DOT capital plan as well as the implementation of a one-year DOT capital plan that includes $6.1 billion in new obligations.

Parks and environment spending was estimated to increase by $291 million (26 percent) in FY 2021, reflecting increased spending for clean water grants, parks projects, and hazardous waste remediation. Year-to-year spending also reflects the first year of projected disbursements from the Restore Mother Nature Bond Act.

Economic development spending was projected to increase by $1.1 billion (107 percent). This reflects the continued investment in programs created to promote regional economic development, including spending from both phases of the Buffalo Billion Program, the Life Sciences Initiative, the Upstate Revitalization Initiative, and Regional Economic Development Councils.

Spending for health care was projected to increase by $218 million (38 percent) in FY 2021. The increase was due to spending from Health Care Restructuring Program grant awards; and the continued phase-in of spending related to the Health Care Facility Transformation Program.

Spending for social welfare was projected to increase by $449 million (98 percent). This is the result of an anticipated increase in activity for the Affordable and Homeless Housing Capital Plan, as well as spending for emergency repair projects at the New York City Housing Authority.

Education spending was projected to increase by $365 million (190 percent) in FY 2021. The increase was due to expected spending from the Smart Schools Bond Act.

Higher education spending was projected to increase by $71 million (5 percent) in FY 2021, which was primarily related to the ongoing maintenance and preservation of SUNY and CUNY facilities and infrastructure.

Spending for public protection was projected to decrease by $72 million (11 percent) in FY 2021, which was attributable to lower projected spending at DMNA and DOCCS.

Mental hygiene capital spending was anticipated to increase by $71 million (12 percent).

General governmental capital spending was projected to increase by $274 million (101 percent), which was mainly attributable to OGS’ maintenance and preservation of State-owned facilities and the development of a new IT system.

Spending for agencies in the All Other category was projected to decrease by $1.0 billion (94 percent). The decrease reflected spend-out of projects funded with monetary settlements in the SIA as well as an increase in timing-related spending adjustments.

Financing Fiscal Year 2021 Capital Projects Spending

As of June 3, 2020, in FY 2021, the State planned to finance 59 percent of capital projects spending with long-term bonds and 41 percent with cash and Federal aid. Most of the long-term bonds (90 percent) were expected to be issued on behalf of the State through public authorities. All authority debt issued on behalf of the State is approved by the State Legislature, acting on behalf of the people, and subject to approval by the Public Authorities Control Board (“PACB”) and the issuing authority’s board of directors. Authority bonds, as defined in the Plan, do not include debt issued by authorities that are backed by non-State resources. State cash resources, including Extraordinary Monetary Settlements, were expected to finance 27 percent of capital spending. Federal aid is expected to fund 14 percent of the State’s FY 2021 capital spending, primarily for transportation. Year-to-year, total PAYGO support is projected to increase by $452 million, with State PAYGO increasing by $445 million and Federal PAYGO support decreasing by $7 million. Bond-financed spending was projected to increase by $2.2 billion, with Authority Bond spending increasing by $1.5 billion and General Obligation Bond spending increasing by $717 million.

Financing Plan

New York State, including its public authorities, is one of the largest issuers of municipal debt in the United States, ranking second among the states, behind California, in the aggregate amount of debt outstanding. As of March 31, 2020, State-related debt outstanding totaled $54.4 billion excluding capital leases and mortgage loan commitments, equal to approximately

3.9 percent of New York personal income. The State’s debt levels are typically measured by DOB using two categories: State-supported debt and State-related debt.

State-supported debt represents obligations of the State that were paid from traditional State resources (i.e., tax revenue) and have a budgetary impact. It includes General Obligation debt, to which the full faith and credit of the State has been pledged, and lease purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. These include the State PIT Revenue Bond program and the State Sales Tax Revenue Bond program. The State’s debt reform caps on debt outstanding and debt service apply to State-supported debt.

State-related debt is a broader measure of State debt which includes all debt that is reported in the State’s Generally Accepted Accounting Principles (“GAAP”) basis financial statements, except for unamortized premiums and accumulated accretion on capital appreciation bonds. These financial statements are audited by external independent auditors and published by OSC on an annual basis. The debt reported in the GAAP-basis financial statements includes General Obligation debt, other State-supported debt as defined in the State Finance Law, certain debt of the Municipal Bond Bank Agency (“MBBA”) issued to finance prior year school aid claims and capital leases and mortgage loan commitments. In addition, State-related debt reported by DOB includes State-guaranteed debt, moral obligation financings and certain contingent-contractual obligation financings, where debt service is paid from non-State sources in the first instance, but State appropriations are available to make payments if necessary. These numbers are not reported as debt in the State’s GAAP-basis financial statements.

The State’s debt does not encompass, and does not include, debt that is issued by, or on behalf of, local governments and secured (in whole or in part) by State local assistance aid payments. For example, certain State aid to public schools paid to school districts or NYC has been pledged by those local entities to help finance debt service for locally-sponsored and locally-determined financings. Additionally, certain of the State’s public authorities issue debt supported by non-State resources (e.g., NYSTA toll revenue bonds, Triborough Bridge and Tunnel Authority revenue bonds, MTA revenue bonds and DASNY dormitory facilities revenue bonds) or issue debt on behalf of private clients (e.g., DASNY’s bonds issued for not-for-profit colleges, universities, and hospitals). This debt, however, is not treated by DOB as either State- supported debt or State-related debt because it (i) is not issued by the State (nor on behalf of the State), and (ii) does not result in a State obligation to pay debt service. Instead, this debt is accounted for in the respective financial statements of the local governments or other entity responsible for the issuance of such debt and is similarly treated.

The issuance of General Obligation debt and debt of the LGAC is undertaken by OSC. All other State-supported and State-related debt is issued by the State’s financing authorities (known as “Authorized Issuers” in connection with the issuance of PIT and Sales Tax Revenue Bonds) acting under the direction of DOB, which coordinates the structuring of bonds, the timing of bond sales, and decides which programs are to be funded in each transaction. The Authorized Issuers for PIT Revenue Bonds are NYSTA, DASNY, ESD, the Environmental Facilities Corporation, and the New York State Housing Finance Agency (“HFA”) and the Authorized Issuers for Sales Tax Revenue Bonds are NYSTA, DASNY, and ESD. Prior to any issuance of new State-supported debt and State-related debt, approval is required by the State Legislature, DOB, the issuer’s board, and in certain instances, PACB and the State Comptroller.

State-Supported Debt Outstanding

State-supported debt includes General Obligation Bonds, PIT Bonds, Sales Tax Revenue Bonds, LGAC bonds and lease purchase and service contract obligations of public authorities and municipalities. Payment of all obligations, except for General Obligation Bonds, cannot be made without annual appropriation by the State Legislature, but the State’s credits have different security features, as described in this section. The Debt Reform Act limits the amount of new State supported debt issued since April 1, 2000.

Legislation adopted in connection with the Enacted Budget, as part of the State response to the COVID-19 pandemic, included several measures to address the State’s liquidity needs in FY 2021, including: (i) the authorization to issue up to $8 billion of subordinated PIT revenue or bond anticipation notes; (ii) the authorization to enter into up to $3 billion of line of credit facilities secured by a State service contract; and (iii) a one-year suspension of the Debt Reform Act provisions, including the PIT notes and the line of credit financing, and any renewals or long-term refinancing of the notes and line of credit facilities.

The Financial Plan assumes that the State will issue $3 billion of PIT notes and draw on $1.5 billion of line of credit facilities in FY 2021 and that such liquidity financings will be repaid by March 31, 2021. DOB will adjust the size and use of the

PIT notes and line of credit during the course of FY 2021 based on updated information. It is expected that the interest expense on both the PIT notes and the line of credit facilities is an eligible expense for Federal aid from the CRF, since the financings are due solely to the Federal decision to extend tax filing deadlines in response to the pandemic.

State PIT Revenue Bond Program

Since 2002, the PIT Revenue Bond Program has been the primary financing vehicle used to fund the State’s capital program. Legislation enacted in 2001 provided for the issuance of State PIT Revenue Bonds by the State’s Authorized Issuers. The legislation required 25 percent of State PIT receipts (excluding refunds owed to taxpayers) to be deposited into the RBTF for purposes of making debt service payments on these bonds, with the excess amounts returned to the General Fund. The FY19 Enacted Budget included legislation to create the ECEP and Charitable Gifts Trust Fund and also included legislation that increased the percentage of PIT receipts dedicated to the payment of PIT bonds from 25 to 50 percent, and dedicated 50 percent of ECEP receipts to the payment of PIT bonds in order to preserve the coverage of the PIT Revenue Bond program.

In the event that (a) the State Legislature fails to appropriate amounts required to make all debt service payments on the State PIT Revenue Bonds or (b) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the State PIT Revenue Bonds, the legislation requires that PIT receipts continue to be deposited to the RBTF until amounts on deposit in the Fund equal the greater of 40 percent of the aggregate of annual State PIT receipts and ECEP receipts or $12 billion. Debt service on State PIT Revenue Bonds is subject to legislative appropriation, as part of the annual debt service bill.

Donations to the Charitable Gifts Trust Fund could reduce State PIT receipts by nearly one dollar for every dollar donated. Accordingly, the amount of donations to the State Charitable Gifts Trust Fund is the principal direct risk to the amount of New York State PIT receipts deposited to the RBTF under the tax law changes enacted by the State as part of the FY 2019 Enacted Budget. To address this risk, the State increased the amount of PIT receipts deposited into the RBTF from 25 percent to 50 percent.

As of March 31, 2020, approximately $37.1 billion of State PIT Revenue Bonds were outstanding. The projected PIT Revenue Bond coverage ratios were based upon estimates of PIT and ECEP receipts deposited into the RBTF and included projected debt issuances.

The projected PIT Revenue Bond coverage ratios assumed that projects previously financed through the Mental Health Revenue Bond program and the DHBTF Revenue Bond program were expected to be issued under the PIT Revenue Bond program. Revenues that would have been dedicated to bonds issued under the old programs are transferred to the RBTF to offset debt service costs for projects financed with PIT Revenue bonds, but are not counted towards debt service coverage. While DOB routinely monitors the State’s debt portfolio across all State-supported credits for refunding opportunities, no future refunding transactions are reflected in the following projected coverage ratios.

Sales Tax Revenue Bond Program

Legislation enacted in 2013 created the Sales Tax Revenue Bond program. This bonding program replicates certain credit features of PIT and LGAC revenue bonds and was expected to continue to provide the State with increased efficiencies and a lower cost of borrowing.

The legislation created the Sales Tax Revenue Bond Tax Fund, a sub-fund within the General Debt Service Fund that was expected to provide for the payment of these bonds. The Sales Tax Revenue Bonds are secured by dedicated revenues consisting of one cent of the State’s four cent sales and use tax. With a limited exception, upon the satisfaction of all the obligations and liabilities of LGAC, expected April 1, 2021, dedicated revenues were expected to increase to 2 cents of sales and use tax receipts. Such sales tax receipts in excess of debt service requirements are transferred to the State’s General Fund.

The Sales Tax Revenue Bond Fund has appropriation-incentive and General Fund “reach back” features comparable to PIT and LGAC bonds. A “lock box” feature restricts transfers back to the General Fund in the event of non-appropriation or non-payment. In addition, in the event that sales tax revenues are insufficient to pay debt service, a “reach back” mechanism requires the State Comptroller to transfer moneys from the General Fund to meet debt service requirements.

The legislation also authorized the use of State Sales Tax Revenue Bonds and PIT Revenue Bonds to finance any capital purpose, including projects that were previously financed through the State’s Mental Health Facilities Improvement Revenue

Bond program and the DHBTF program. This allowed the State to transition to the use of three primary credits - PIT Revenue Bonds, Sales Tax Revenue Bonds and General Obligation bonds to finance the State’s capital needs.

Sales Tax Revenue Bonds are used interchangeably with PIT Revenue Bonds to finance State capital needs. As of March 31, 2020, $11.5 billion of Sales Tax Revenue Bonds were outstanding.

Debt service coverage for the Sales Tax Revenue Bond program reflects the increased deposit to the Sales Tax Revenue Bond Tax Fund from an amount equal to a one percent rate of taxation to a two percent rate of taxation due to the anticipated full retirement of LGAC Bonds expected on April 1, 2021.

General Obligation Financings

With limited exceptions for emergencies, the State Constitution prohibits the State from undertaking a long-term General Obligation borrowing (i.e., borrowing for more than one year) unless it is authorized in a specific amount for a single work or purpose by the Legislature and approved by voter referendum. There is no constitutional limitation on the amount of long-term General Obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act imposed statutory limitations on all new State-supported debt issued on and after April 1, 2000. Legislation included in the Enacted Budget authorized the exclusion of all debt issued in FY 2021 from the calculation of the debt cap, including General Obligation bonds. The State Constitution provides that General Obligation bonds, which can be paid without an appropriation, must be paid in equal annual principal installments or installments that result in substantially level or declining debt service payments, mature within 40 years after issuance, and begin to amortize not more than one year after the issuance of such bonds. However, general obligation housing bonds must be paid within 50 years after issuance, with principal commencing no more than three years after issuance. The Debt Reform Act limits the maximum term of State-supported bonds, including General Obligation bonds, to 30 years, and, as of June 3, 2020, the State had no bonds outstanding with a remaining final maturity that was more than 30 years.

General Obligation debt, as of June 3, 2020, was authorized for transportation, environment, housing and education purposes. Transportation-related bonds were issued for State and local highway and bridge improvements, mass transportation, rail, aviation, canal, port and waterway programs and projects. Environmental bonds were issued to fund environmentally sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects. Education-related bonds were issued to fund enhanced education technology in schools, with eligible projects including infrastructure improvements to bring high-speed broadband to schools and communities in their school district and the purchase of classroom technology for use by students. Additionally, these bonds were expected to enable long-term investments in full-day pre-kindergarten through the construction of new pre-kindergarten classroom space.

Most General Obligation debt-financed spending in the Capital Plan was authorized under ten previously approved bond acts (five for transportation, four for environmental and recreational programs and one for education purposes). The majority of projected general obligation bond-financed spending supports authorizations for the 2005 Rebuild and Renew New York Bond Act and the $2 billion Smart Schools Bond Act, which was approved by voters in November 2014. As part of the FY 2021 Enacted Budget, the State authorized the creation of the $3 billion Restore Mother Nature Bond Act to fund environmental restoration and climate mitigation project across the State. The Budget Director will assess the State’s finances and the economic outlook later this year and make a determination as to whether to move forward with any issuance under the bond act if approved by voters. DOB projected that spending authorizations from the remaining bond acts would be virtually depleted by the end of the Capital Plan.

As of March 31, 2020, approximately $2.1 billion of General Obligation bonds were outstanding.

The State Constitution permits the State to undertake short-term General Obligation borrowings without voter approval in anticipation of the receipt of (i) taxes and revenues, by issuing general obligation tax and revenue anticipation notes (“TRANs”), and (ii) proceeds from the sale of duly authorized but unissued General Obligation bonds, by issuing bond anticipation notes (“BANs”). General Obligation TRANs must mature within one year from their date of issuance and cannot be refunded or refinanced beyond such period. However, since 1990, the State’s ability to issue general obligation TRANs that mature in the same State FY in which they were issued has been limited due to the enactment of the fiscal reform program which created LGAC. BANs may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to General Obligation authorizations, and must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance. In order to provide flexibility within these maximum term limits, the State had previously used the BANs authorization to conduct a commercial paper program to fund disbursements eligible for General Obligation bond financing.

New York Local Government Assistance Corporation

In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments that had been traditionally funded through the State’s annual issuance of general obligation TRANs that mature in the same State FY that they are issued (“seasonal borrowing”). The legislation also dedicated revenues equal to one cent of the State’s four cent SUT to pay debt service on these bonds. As of July 1995, LGAC had issued State-supported bonds and notes to provide net proceeds of $4.7 billion, completing the program. The issuance of these long-term obligations is amortized over a period of no more than 30 years from the dates of their original issuance. In FY 2020, the State refunded $569 million of LGAC bonds into the Sales Tax Revenue Bond Program. Due to the refunding, LGAC bonds are now expected to be fully retired by April 2021. As of March 31, 2020, approximately $ 253 million of LGAC bonds were outstanding (excluding Sales Tax Revenue Bonds).

The LGAC legislation eliminated seasonal borrowing except in cases where the Governor and the legislative leaders have certified the need for additional seasonal borrowing, based on emergency or extraordinary factors, or factors unanticipated at the time of adoption of the budget, and provides a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth FY after the limit was first exceeded (i.e., no seasonal borrowing in the fifth year). The provision limiting the State’s seasonal borrowing practices was included as a covenant with LGAC’s bondholders in the General Bond Resolution and General Subordinate Lien Bond Resolution authorizing such bonds. No restrictions were placed upon the State’s ability to issue deficit TRANs (issued in one year and maturing in the following year).

The LGAC changes, as well as other changes in revenue and spending patterns, have allowed the State to meet its cash flow needs throughout the FY without relying on seasonal borrowings. However, the State has taken extraordinary measures in the past to manage its cash flow, including payment deferrals and permitting the State to borrow from other funds of the State (i.e., non-General Fund) for a limited period.

Legislation enacted in 2003 requires LGAC to certify, in addition to its own cash needs, $170 million annually to provide an incentive for the State to seek an annual appropriation to provide local assistance payments to NYC or its assignee. In May 2004, LGAC amended its General Bond Resolution and General Subordinate Lien Bond Resolution to make clear that any failure to certify or make payments to NYC or its assignee has no impact on LGAC’s own bondholders; and that if any such act or omission were to occur with respect to any bonds issued by the City or its assignee, that act or omission would not constitute an event of default with respect to LGAC bonds. The Enacted Budget included a local assistance appropriation of $170 million from the Local Government Assistance Tax Fund to NYC.

State-Supported Lease-Purchase and Other Contractual-Obligation Financings

Prior to the 2002 commencement of the State’s PIT Revenue Bond program, public authorities or municipalities issued other lease purchase and contractual-obligation debt. These types of debt, where debt service is payable from moneys received from the State and is subject to annual State appropriation, are not general obligations of the State.

Debt service payable to certain public authorities from State appropriations for such lease-purchase and contractual obligation financings are paid from general resources of the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State’s obligation to make such payments is expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. In FY 2021, the State received authorization as part of the enacted Budget to enter into up to $3.0 billion of line of credit facilities supported by a State service contract. The expectation is that the State will use $1.5 billion of this authorization and will pay off the line of credit by the end of FY 2021. As of March 31, 2020, approximately $1.5 billion of State-supported lease- purchase and other contractual obligation financings were outstanding.

Legislation first enacted in FY 2011, and extended through June 30, 2023, authorizes the State to set aside moneys in reserve for debt service on general obligation, lease-purchase, and service contract bonds. Pursuant to a certificate filed by the Director of the Budget with the State Comptroller, the Comptroller is required to transfer from the General Fund such reserved amounts on a quarterly basis in advance of required debt service payment dates. As of June 3, 2020, the State indicated that it had no plans to issue lease-purchase or other contractual-obligation financings other than the line of credit facility authorized in the Enacted Budget in response to the impact of the COVID-19 pandemic.

Dedicated Highway and Bridge Trust Fund Bonds

DHBTF bonds were issued for State transportation purposes and are backed by dedicated motor fuel, gas and other transportation related taxes and fees, subject to appropriation. As of March 31, 2020, approximately $1.3 billion of DHBTF bonds were outstanding. As of June 3, 2020, the State indicated that it had no plans to issue additional DHBTF bonds, but could in the future if market conditions warrant.

Mental Health Facilities Improvement Bonds

Mental Health Facilities Improvement Bonds were issued to maintain both State and community-based facilities operated and/or licensed by OMH, OPWDD, and OASAS. As of March 31, 2020, approximately $226 million of Mental Health Facilities Improvement Bonds were outstanding. As of June 3, 2020, the State indicated that it had no plans to issue additional Mental Health Facilities Improvement Bonds.

SUNY Dormitory Facilities Bonds

Legislation enacted in 2013 changed the method of paying debt service on outstanding SUNY Dormitory Facilities Lease Revenue Bonds (the “Lease Revenue Bonds”) and established a new revenue-based financing credit, the SUNY Dormitory Facilities Revenue Bonds (the “Facilities Revenue Bonds”) to finance the SUNY residence hall program in the future. The Facilities Revenue Bonds, unlike the Lease Revenue Bonds, do not include a SUNY general obligation pledge, thereby eliminating any recourse to the State with respect to the payment of the Facilities Revenue Bonds. The legislation also provided for the assignment of the revenues derived from the use and occupancy of SUNY’s dormitory facilities (the “Dormitory Facilities Revenues”) for the payment of debt service on both the Lease Revenue Bonds and the Facilities Revenue Bonds from SUNY to DASNY. As a result, annual debt service on the outstanding Lease Revenue Bonds is no longer supported by a State appropriation, except under extraordinary circumstances (i.e., the generation of insufficient Dormitory Facilities Revenues implicating the need for SUNY payments from sources other than Dormitory Facilities Revenues for debt service on the Lease Revenue Bonds). As of June 3, 2020, DOB was not aware of any such extraordinary circumstance having ever occurred in the past and did not anticipate that it would occur in the future. However, since the outstanding Lease Revenue Bonds were incurred as State-supported debt, until these are defeased or are paid off to maturity, DOB was expected to continue to count these bonds as outstanding State-supported debt for purposes of the Debt Reform Act caps. Annual debt service related to the Lease Revenue Bonds was $32 million in FY 2020. As of March 31, 2020, approximately $47.5 million of Lease Revenue Bonds were outstanding. As of June 3, 2020, annual debt service payments on the remaining Lease Revenue Bonds was projected to be $20.9 million in FY 2021, $16.8 million in FY 2022, $7.4 million in FY 2023, $2.2 million in FY 2024 and $0.1 million in FY 2025.

State-Related Debt Outstanding

State-related debt is a broader measure of debt that includes State-supported debt and contingent-contractual obligations, moral obligations, State-guaranteed debt and other debt.

Contingent-Contractual Obligation Financing

Contingent-contractual debt, included in State-related debt, is debt where the State enters into a statutorily authorized contingent-contractual obligation via a service contract to pay debt service in the event there are shortfalls in revenues from other non-State resources pledged or otherwise available to pay the debt service. As with State-supported debt, except for General Obligation bonds, all payments are subject to annual appropriation.

Secured Hospital Program

Under the Secured Hospital Program, the State entered into service contracts to enable certain financially distressed not-for-profit hospitals to issue debt. The contracts obligate the State to pay debt service, subject to annual appropriations by the Legislature, on bonds issued by the New York State Medical Care Facilities Financing Agency and by DASNY through the Secured Hospital Program. In the event there are shortfalls in revenues from other sources, which include hospital payments made under loan agreements between DASNY and the hospitals, and certain reserve funds held by the applicable trustees for the bonds, the State is liable for the debt service. The bankruptcy and deteriorating financial conditions of certain hospitals in the

Secured Hospital Program resulted in the State paying approximately $32 million of the $38 million of total debt service payments in FY 2020. As of March 31, 2020, there was approximately $135 million of bonds outstanding for this program.

Moral Obligation Financings

Moral obligation financing generally involves the issuance of debt by a public authority to finance a revenue producing project or other activity. The debt is secured, in the first instance, by project revenues, but includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer’s debt service reserve fund. As of June 3, 2020, there had never been a payment default on any moral obligation debt of any public authority of the State. DOB does not expect the State to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of HFA pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, Urban Development Corporation and other public authorities which had moral obligation debt outstanding. As of June 3, 2020, the State indicated that it has not been called upon to make any payments pursuant to any moral obligations since FY 1987 and no such requirements were anticipated during FY 2020. As of March 31, 2020, all of moral obligation debt was paid off.

State-Guaranteed Financings

Pursuant to specific constitutional authorization, the State may also directly guarantee certain public authority obligations. Payments of debt service on State guaranteed bonds and notes are legally enforceable obligations of the State. As of June 3, 2020, the only current authorization provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Job Development Authority (“JDA”). However, as of June 3, 2020, all JDA bonds guaranteed by the State were paid off, and the State did not anticipate any future JDA indebtedness to be guaranteed by the State. As of June 3, 2020, the State had never been called upon to make any direct payments pursuant to any such guarantees.

Other State Financings

Other State financings relate to the issuance of debt by a public authority, including capital leases, mortgage loan commitments and MBBA prior year school aid claims. Regarding the MBBA prior year school aid claims, the municipality assigns specified State and local assistance payments it receives to the MBBA or the bond trustee to ensure that debt service payments are made. The State has no legal obligation to make any debt service payments or to continue to appropriate local assistance payments that are subject to the assignment.

Borrowing Plan

As of June 3, 2020, debt issuances totaling $6.3 billion were planned to finance new capital project spending in FY 2021, an increase of $1.5 billion (30 percent) from FY 2020. The State anticipated that it will finance these capital projects through PIT Revenue Bonds and General Obligation bonds in FY 2021. The State also expected to issue $4.5 billion in liquidity financings, consisting of approximately $3 billion of subordinated PIT notes and a $1.5 billion draw on a line of credit facility as authorized in the Enacted Budget.

The bond issuances were expected to finance capital commitments for education ($1.6 billion), transportation ($2.8 billion), economic development and housing ($2.5 billion), health and mental hygiene ($914 million), State facilities and equipment ($517 million), and the environment ($935 million).

Over the period of the Capital Plan, new debt issuances were projected to total $35.2 billion, excluding liquidity financings. New issuances were expected for education facilities ($6.1 billion), transportation infrastructure ($10.8 billion), economic development and housing ($9.4 billion), mental hygiene and health care facilities ($3.5 billion), State facilities and equipment ($2.0 billion), and the environment ($3.6 billion).

State-Related Debt Service Requirements

As of June 3, 2020, State-related debt service was projected at $10.4 billion in FY 2021, an increase of $5.4 billion (109 percent) from FY 2020. This is due, in large part, to the liquidity financings and prepayment of FY 2021 debt in FY 2020. The State is contractually required to make debt service payments prior to bondholder payment dates in most instances and may also elect to make payments earlier than contractually required. The State is expected to use three principal bonding programs — PIT Revenue Bonds, Sales Tax Revenue Bonds, and General Obligation Bonds — to fund all bond-financed capital spending.

Adjusting for prepayments State-related debt service is projected at $6.3 billion in FY 2021 an increase of $352 million (6 percent) from FY 2020. Adjusted State-related debt service is projected to increase from $6.0 billion in FY 2020 to $7.7 billion in FY 2025, an average rate of 5.1 percent annually.

Interest Rate Exchange Agreements and Net Variable Rate Obligations

Chapter 81 of the Laws of 2002 authorized issuers of State-supported debt to issue a limited amount of variable rate debt instruments and to enter into a limited amount of interest rate exchange agreements. As of June 3, 2020, the limit on debt instruments which resulted in a net variable rate exposure (i.e., both variable rate debt and interest rate exchange agreements) was no more than 15 percent of total outstanding State-supported debt. Interest rate exchange agreements were also limited to a total notional amount of no more than 15 percent of total outstanding State-supported debt. The outstanding State-supported debt of $54.2 billion as of March 31, 2020 results in a cap on variable rate exposure and a cap on interest rate exchange agreements of about $8.1 billion each (15 percent of total outstanding State- supported debt). As of March 31, 2020, both the amount of outstanding variable rate debt instruments and interest rate exchange agreements were less than the authorized totals of 15 percent of total outstanding State-supported debt.

Interest Rate Exchange Agreements

As of March 31, 2020, the State’s Authorized Issuers had a notional amount of $952 million in interest rate exchange agreements. Overall, the State’s swap exposure was expected to decline from 1.8 percent in FY 2020 to 0.8 percent in FY 2025.

As of June 3, 2020, the State’s swaps portfolio was comprised of synthetic fixed rate swaps. A synthetic fixed swap includes two separate transactions: (i) a variable rate bond is sold to bondholders, and (ii) an interest rate exchange agreement between the State and a counterparty is executed. The interest rate exchange agreement resulted in the State paying a fixed interest rate (i.e., synthetic fixed rate) to the counterparty and the counterparty agrees to pay the State a variable rate (65 percent of the London InterBank Offered Rate (“LIBOR”) for all State swaps). The variable rate the State pays to bondholders and the variable rate the State is receiving from the counterparty off-set each other, leaving the State with the synthetic fixed rate payment. The synthetic fixed rate was less than the fixed rate the State would have paid to issue traditional fixed rate bonds at the time.

In July 2017, it was announced that LIBOR would be phased out by 2021. As of June 3, 2020, the State was evaluating its options to transition its swaps prior to that time.

As of June 3, 2020, the State indicated that it had no plans to increase its swap exposure.

Variable Rate Exposure

The State’s net variable rate exposure (including a policy reserve) was projected to average 0.6 percent of outstanding debt from FY 2020 through FY 2025. The debt that is counted against the variable rate cap represented the State’s unhedged variable rate bonds. The variable rate bonds that are issued in connection with a swap are not included in the variable rate cap.

As of June 3, 2020, the State’s policy was to count 35 percent of the notional amount of outstanding 65 percent of LIBOR fixed rate swaps in its variable rate exposure. This policy reserve accounts for the potential that tax policy or market conditions could result in significant differences between payments owed on the bonds and the amount received by the State under its 65 percent of LIBOR swaps, and that the factors affecting such payments can be consistent with variable rate exposure.

State Bond Caps and Debt Outstanding

Bond caps are legal authorizations to issue bonds to finance the State’s capital projects. As the bond cap for a particular programmatic purpose is reached, subsequent legislative changes are required to raise the statutory cap to the level necessary to meet the bondable capital needs, as permitted by a single or multi-year appropriation. In the Enacted Budget, statutory bond authorizations on State-supported debt were raised by $10.4 billion across multiple programmatic purposes. The bonded indebtedness (and related capital spending) from the new authorizations was expected to occur over many years, and is counted against the State’s statutory debt caps only when bonds are actually issued.

Debt authorizations for capital programs are either approved or enacted at one time, expected to be fully issued over time, or enacted annually by the Legislature and are usually consistent with bondable capital projects appropriations. Authorization does not, however, indicate intent to sell bonds for the entire amount of those authorizations, because capital appropriations often include projects that do not materialize or are financed from other sources. The amount of bonds authorized may be increased or decreased from time to time by the Legislature. In the case of General Obligation debt, increases in the authorization must be approved by the voters.

AUTHORITIES AND LOCALITIES

Public Authorities

For the purposes of this section, “authorities” refer to public benefit corporations or public authorities, created pursuant to State law, which are reported in the State’s Comprehensive Annual Financial Report. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and they may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. Certain of these authorities issue bonds under two of the three primary State credits—PIT Revenue Bonds and Sales Tax Revenue Bonds. The State’s access to the public credit markets through bond issuances constituting State-supported or State-related debt issuances by certain of its authorities could be impaired and the market price of the outstanding debt issued on its behalf may be materially and adversely affected if any of these authorities were to default on their respective State-supported or State-related debt issuances.

The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. These entities generally pay their own operating expenses and debt service costs on their notes, bonds or other legislatively authorized financing structures from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels; charges for public power, electric and gas utility services; tuition and fees; rentals charged for housing units; and charges for occupancy at medical care facilities. Since the State has no actual or contingent liability for the payment of this type of public authority indebtedness, it is not classified as either State-supported debt or State-related debt. Some public authorities, however, receive monies from State appropriations to pay for the operating costs of certain programs.

There are statutory arrangements that, under certain circumstances, authorize State local assistance payments that have been appropriated in a given year and are otherwise payable to localities to be made instead to the issuing public authorities in order to secure the payment of debt service on their revenue bonds and notes. However, in honoring such statutory arrangement for the redirection of local assistance payments, the State has no constitutional or statutory obligation to provide assistance to localities beyond amounts that have been appropriated therefor in any given year.

As of December 31, 2019, (with respect to JDA as of March 31, 2020) 17 authorities had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, was approximately $200 billion, only a portion of which constitutes State-supported or State-related debt.

Localities

There have been severe financial and other adverse impacts on localities throughout the State, but particularly on NYC and the surrounding counties as the epicenter of the COVID-19 pandemic.

While the fiscal condition of NYC and other local governments in the State is reliant, in part, on State aid to balance their annual budgets and meet their cash requirements, the State is not legally responsible for their financial condition and viability. Indeed, the provision of State aid to localities, while one of the largest disbursement categories in the State budget, is not constitutionally obligated to be maintained at levels current as of October 1, 2020, or to be continued in future FYs and the State Legislature may amend or repeal statutes relating to the formulas for and the apportionment of State aid to localities.

The City of New York

The fiscal demands on the State may be affected by the fiscal condition of NYC, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of NYC, and its related issuers, to market securities successfully in the public credit markets.

The staffs of the Financial Control Board for the City, the Office of the State Deputy Comptroller, the City Comptroller and the Independent Budget Office issue periodic reports on the City’s financial plans.

Other Localities

Certain localities other than NYC have experienced financial problems and have requested and received additional State assistance during the last several State FYs. While a relatively infrequent practice, deficit financing by local governments has become more common in recent years. As of October 1, 2020, State legislation enacted post-2004 included 29 special acts authorizing bond issuances to finance local government operating deficits. Included in this figure are special acts that extended the period of time related to prior authorizations and modifications to issuance amounts previously authorized. When a local government is authorized to issue bonds to finance operating deficits, the local government is subject to certain additional fiscal oversight during the time the bonds are outstanding as required by the State’s Local Finance Law, including an annual budget review by OSC.

In addition to deficit financing authorizations, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within particular localities. The Cities of Buffalo and Troy, and the Counties of Erie and Nassau are subject to varying levels of review and oversight by entities created by such legislation. The City of Newburgh operates under special State legislation that provides for fiscal oversight by the State Comptroller and the City of Yonkers must adhere to a Special Local Finance and Budget Act. As of October 1, 2020, the impact on the State of any possible requests in the future for additional oversight or financial assistance could not be determined and therefore was not included in the Financial Plan projections.

Legislation enacted in 2013 created the Restructuring Board. The Restructuring Board consists of ten members, including the State Director of the Budget, who is the Chair, the Attorney General, the State Comptroller, the Secretary of State and six members appointed by the Governor. The Restructuring Board, upon the request of a “fiscally eligible municipality”, is authorized to perform a number of functions including reviewing the municipality’s operations and finances, making recommendations on reforming and restructuring the municipality’s operations, proposing that the municipality agree to fiscal accountability measures, and making available certain grants and loans. As of October 1, 2020, the Restructuring Board was reviewing or had completed reviews for twenty-six municipalities. The Restructuring Board is also authorized, upon the joint request of a fiscally eligible municipality and a public employee organization, to resolve labor impasses between municipal employers and employee organizations for police, fire and certain other employees in lieu of binding arbitration before a public arbitration panel.

OSC implemented its Fiscal Stress Monitoring System (the “Monitoring System”) in 2013. The Monitoring System utilizes a number of fiscal and environmental indicators with the goal of providing an early warning to local communities about stress conditions in New York’s local governments and school districts. Fiscal indicators consider measures of budgetary solvency while environmental indicators consider measures such as population, poverty, and tax base trends. Individual entities are then scored according to their performance on these indicators. An entity’s score on the fiscal components will determine whether it is classified in one of three levels of stress: significant, moderate or susceptible. Entities that do not meet established scoring thresholds are classified as “No Designation”.

A total of 31 local governments (7 counties, 6 cities, 11 towns and 7 villages) and 33 school districts have been placed in a stress category by OSC based on financial data for their FYs ending in 2019. The vast majority of entities scored by OSC (97 percent) are classified in the “No Designation” category.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control, but which can adversely affect their financial condition. For example, the State or Federal government may reduce (or, in some cases, eliminate) funding of local programs, thus requiring local governments to pay these expenditures using their own resources. Similarly, past cash flow problems for the State have resulted in delays in State aid payments to localities. In some cases, these delays have necessitated short-term borrowing at the local level.

Other factors that have had, or could have, an impact on the fiscal condition of local governments and school districts include: the loss of temporary Federal stimulus funding; recent State aid trends; constitutional and statutory limitations on the imposition by local governments and school districts of property, sales and other taxes; the economic ramifications of a pandemic, and for some communities, the significant upfront costs for rebuilding and clean-up in the wake of a natural disaster. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs, or the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate requests for State assistance.

Ultimately, localities as well as local public authorities may suffer serious financial difficulties that could jeopardize local access to public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State.

LITIGATION AND ARBITRATION

General

The legal proceedings listed below involve State finances and programs and other claims as of June 3, 2020 in which the State was a defendant and the potential monetary claims against the State were deemed to be material, meaning in excess of $100 million or involving significant challenges to or impacts on the State’s financial policies or practices. As explained below, these proceedings could adversely affect the State’s finances in FY 2021 or thereafter.

For the purpose of this “Litigation and Arbitration” section of the Appendix, the State defines “material and adverse developments” as rulings or decisions on or directly affecting the merits of a proceeding that have a significant adverse impact upon the State’s ultimate legal position, and reversals of rulings or decisions on or directly affecting the merits of a proceeding in a significant manner, whether in favor of or adverse to the State’s ultimate legal position, all of which are above the $100 million materiality threshold. The State has indicated that it intends to discontinue disclosure with respect to any individual case after a final determination on the merits or upon a determination by the State that the case does not meet the materiality threshold.

The State is party to other claims and litigation, with respect to which its legal counsel has advised that it is not probable that the State will suffer adverse court decisions, or which the State has determined do not, considered on a case by case basis, meet the materiality threshold. Although the amounts of potential losses, if any, resulting from these litigation matters were not presently determinable as of June 3, 2020, the State believed that any potential liability in these litigation matters was not expected to have a material and adverse effect on the State’s financial position in FY 2021 or thereafter. As of June 3, 2020, the Basic Financial Statements for FY 2020, which OSC expected to be issued by July 29, 2020, were expected to report possible and probable awards and anticipated unfavorable judgments against the State.

Adverse developments in the proceedings described below; other proceedings for which there are unanticipated, unfavorable and material judgments; or the initiation of new proceedings could affect the ability of the State to maintain a balanced FY 2021 Financial Plan. As of June 3, 2020, the State believed that the Financial Plan included sufficient reserves to offset the costs associated with the payment of judgments that may be required during FY 2021. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential Enacted Budget resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced Financial Plan.

Real Property Claims

Over the years, there have been a number of cases in which Native American tribes have asserted possessory interests in real property or sought monetary damages as a result of claims that certain transfers of property from the tribes or their predecessors-in-interest in the 18th and 19th centuries were illegal. Of these cases, only one remains active.

In Canadian St. Regis Band of Mohawk Indians, et al. v. State of New York, et al. (“NDNY”), plaintiffs sought ejectment and monetary damages for their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. The defendants’ motion for judgment on the pleadings, relying on prior decisions in other cases rejecting such land claims, was granted in great part through decisions on July 8, 2013 and July 23, 2013, holding that all claims were dismissed except for claims over the area known as the Hogansburg Triangle and a right of way claim against Niagara Mohawk Power Corporation.

On May 21, 2013, the State, Franklin and St. Lawrence Counties, and the tribe signed an agreement resolving a gaming exclusivity dispute, which agreement provides that the parties will work towards a mutually agreeable resolution of the tribe’s land claim. As of October 1, 2020, the land claim had been stayed through at least February 12, 2021 to allow for settlement negotiations, which are ongoing. The district court has extended the stay until October 30, 2020.

On May 28, 2014, the State, the New York Power Authority and St. Lawrence County signed a memorandum of understanding with the St. Regis Mohawk Tribe endorsing a general framework for a settlement, subject to further negotiation. The memorandum of understanding does not address all claims by all parties and will require a formal written settlement agreement. Any formal settlement agreement will also require additional local, State and Congressional approval.

School Aid

In Maisto v. State of New York (formerly identified as Hussein v. State of New York), plaintiffs seek a judgment declaring that the State’s system of financing public education violates § 1 of article 11 of the State Constitution, on the ground that it fails to provide a sound basic education (“SBE”). In a decision and order dated July 21, 2009, Supreme Court, Albany County, denied the State’s motion to dismiss the action. On January 13, 2011, the Appellate Division, Third Department, affirmed the denial of the motion to dismiss. On May 6, 2011, the Third Department granted defendants leave to appeal to the Court of Appeals. On June 26, 2012, the Court of Appeals affirmed the denial of the State’s motion to dismiss.

The trial commenced on January 21, 2015 and was completed on March 12, 2015. On Appeal, by decision and order dated October 26, 2017, the Appellate Division reversed the judgment of the trial court and remanded the case in order for the trial court to make specific findings as to the adequacy of inputs and causation. In a decision and order dated January 10, 2019, Supreme Court, Albany County, found that the State’s system of financing public education is adequate to provide the opportunity for a SBE. Plaintiffs are appealing and filed their appellate brief on August 31, 2020; the State’s brief is due by September 30, 2020.

In Aristy-Farer, et al. v. The State of New York, et al. (Sup. Ct., N.Y. Co.), commenced February 6, 2013, plaintiffs seek a judgment declaring that the provisions of L. 2012, Chapter 53 and L. 2012, Chapter 57, Part A § 1, linking payment of State school aid increases for SY 2012-2013 to submission by local school districts of approvable teacher evaluation plans violates, among other provisions of the State Constitution, Article XI, § 1, because implementation of the statutes would prevent students from receiving a SBE. Plaintiffs moved for a preliminary injunction enjoining the defendants from taking any actions to carry out the statutes to the extent that they would reduce payment of State aid disbursements referred to as General Support for Public Schools to the City pending a final determination. The State opposed this motion. By order dated February 19, 2013, the Court granted the motion for preliminary injunction. The State appealed. On May 21, 2013, the Appellate Division, First Department, denied plaintiffs motion for a stay pending appeal. As a result, plaintiffs have agreed to vacate their preliminary injunction and the State will withdraw its appeal. On April 7, 2014, Supreme Court denied the State’s motion to dismiss. The Answer to the Second Amended Complaint was filed on February 2, 2015.

By decision dated August 12, 2014, Supreme Court, New York County, granted a motion to consolidate Aristy- Farer, discussed in the preceding paragraph, with New Yorkers for Student Educational Rights v. New York. On June 27, 2017, the Court of Appeals dismissed the Aristy-Farer action but held that the New Yorkers for Student Educational Rights v. New York action could proceed on a limited basis as to the NYC and Syracuse school districts, as discussed below.

In New Yorkers for Students Educational Rights v. New York, the organizational plaintiff and several individual plaintiffs commenced a new lawsuit on February 11, 2014, in Supreme Court, New York County, claiming that the State was not meeting its constitutional obligation to fund schools in NYC and throughout the State to provide students with an opportunity for a SBE. Plaintiffs specifically alleged that the State was not meeting its funding obligations for NYC schools under the Court of Appeals decision in Campaign for Fiscal Equity (“CFE”) v. New York, 8 N.Y.3d 14 (2006), and — repeating the allegations of Aristy-Farer— challenge legislation conditioning increased funding for NYC schools on the timely adoption of a teacher evaluation plan. With regard to other school districts throughout the State, plaintiffs alleged that the State was not providing adequate Statewide funding, had not fully implemented certain 2007 reforms to the State aid system, had imposed gap elimination adjustments decreasing State aid to school districts, and had imposed caps on State aid increases, and on local property tax increases unless approved by a supermajority. Finally, they alleged that the State had failed to provide assistance, services, accountability mechanisms, and a rational cost formula to ensure that students throughout the State have an opportunity for a SBE.

Plaintiffs sought a judgment declaring that the State had failed to comply with CFE, that the State has failed to comply with the command of State Constitution Article XI to provide funding for public schools across the State, and that the gap elimination adjustment and caps on State aid and local property tax increases were unconstitutional. They sought an injunction requiring the State to eliminate the gap elimination adjustments and caps on State aid and local property tax increases, to reimburse NYC for the funding that was withheld for failure to timely adopt a teacher evaluation plan, to provide greater assistance, services and accountability, to appoint an independent commission to determine the cost of providing students the opportunity for a SBE, and to revise State aid formulas.

On May 30, 2014, the State filed a motion to dismiss all claims. By order dated November 17, 2014, Supreme Court, New York County, denied defendants’ motion to dismiss. Defendants filed a Notice of Appeal on December 15, 2014. Defendants filed Answers to the Amended Complaint on February 2, 2015. The appeals of both November 17, 2014 decisions, along with the appeal in Aristy-Farer, were heard by the First Department on February 24, 2016.

On April 5, 2016, following the submission of a stipulation by the parties, the trial court stayed the case pending the outcome of the appeal before the First Department.

On September 8, 2016, the First Department ruled largely in favor of plaintiffs and held that the bulk of their school-financing claims in Aristy-Farer and New Yorkers for Students’ Educational Rights could proceed. Defendants moved for leave to appeal to the Court of Appeals, and that motion was granted by the First Department on December 15, 2016. The matter was fully briefed in the Court of Appeals which heard argument on May 30, 2017.

On June 27, 2017, the Court of Appeals held that plaintiffs could proceed on their claims that the State was failing in its constitutional obligation to ensure the provision of minimally adequate educational services in the NYC and Syracuse school districts and remanded for further proceedings as to those two districts only.

Plaintiffs filed their Second Amended Complaint on December 11, 2017. The first cause of action alleges that the State has failed to provide a SBE in five school districts: NYC, Syracuse, Schenectady, Central Islip and Gouverneur. The second cause of action alleges that the State has failed to maintain a system of accountability to ensure that a SBE is being provided in those five districts. The third cause of action asserts a statewide cause of action, alleging that since 2009 the State has failed to “adopt appropriate policies, systems and mechanisms to properly implement the requirements of N.Y. Const. art. XI. §1 and of the CFE decisions.” This cause of action is not limited to the five districts.

Defendants filed a partial motion to dismiss the third cause of action in the Second Amended Complaint on April 9, 2018. On May 4, 2018, plaintiffs filed a Third Amended Complaint, which is identical to the Second Amended Complaint, but removed the third cause of action. Defendants’ Answer to the Third Amended Complaint was filed on July 10, 2018.

The current schedule is as follows: 1) fact discovery completed by December 4, 2020; 2) expert discovery to be completed by May 28, 2021; 3) note of issue due by May 31, 2021; and 4) summary of judgment motions due 90 days after note of issue.

On May 4, 2018, the case was reassigned from Hon. Manuel J. Mendez to Hon. Lucy Billings. On August 12, 2019, the individual plaintiffs from Central Islip voluntarily discontinued their claims. On October 17, 2019, the individual plaintiff from Gouverneur voluntarily discontinued his claim. Central Islip and Gouverneur are no longer subjects of the litigation.

In New York State United Teachers, et al. v. The State of New York, et al. (Sup. Ct., Albany Co.), commenced September 15, 2020, plaintiffs seek a judgment declaring that the inclusion of authority to withhold State aid to public schools that was appropriated under the FY 2021 Enacted Budget, and the exercise of that authority by the Director of the Budget, are unconstitutional as violations of the separation of powers doctrine, Article VII of the State Constitution, and Chapter 53 of the Laws of 2020 (i.e., the 2020 -2021 budget bill). Plaintiffs also seek an order requiring the Director of the Budget to release withheld funds and injunctive relief barring any future withholding or delayed payment of monies appropriated to public schools in the FY 2021 Enacted Budget. Defendants are reviewing the complaint. The response deadline is within 20 days of service, which has not yet been effected.

Health Insurance Premiums

In NYSCOPBA v. Cuomo, 11-CV-1523 (NDNY) and ten other cases, State retirees, and certain current court employees, allege various claims, including due process and violation of the Contracts Clause of the United States Constitution, via 42 U.S. Code § 1983, against the Governor and other State officials, challenging the 2011 increase in their health insurance contribution.

In 2011, CSEA negotiated a two percent increase in the employee contribution to health insurance premiums. Over time, the other unions incorporated this term into their collective bargaining agreements. In October 2011, the premium shift was administratively extended to unrepresented employees, retirees, and certain court employees pursuant to their contract terms

(which provide that their health insurance terms are those of the majority of Executive Branch employees). The administrative extension is at issue in all eleven cases.

Certain claims have been dismissed, including the claims against all State agencies and the personal capacity claims against all individual State defendants except Patricia Hite and Robert Megna.

Following discovery, the State defendants filed motions for summary judgment in all eleven cases. In the motions, the State defendants argue primarily that nothing in the language of any of the collective bargaining agreements or in the negotiating history supports plaintiffs’ claim that the health insurance premium contribution rate for retirees vested and could not be changed. With respect to the court employees, State defendants argue that their contract terms require extension of the premium shift to them. Briefing was completed on January 26, 2018.

On September 24, 2018, the District Court granted defendant’s motions for summary judgment in all respects. Between October 13, 2018 and October 24, 2018, notices of appeal were filed in all eleven cases. (Three separate notices of appeal were filed in Brown v. Cuomo, No. 13-CV-645, and those appeals were consolidated. Two of the three sets of appellants in Brown v. Cuomo are represented by the same counsel and have filed a single set of briefs.) On December 21, 2018, the U.S. Court of Appeals for the Second Circuit issued an order coordinating briefing in the twelve appeals. Under that order, plaintiffs’ opening brief in the lead case (Donahue v. State, No. 18-3193 [2d Cir.]) was filed February 4, 2019, and plaintiffs in the other cases filed supplemental briefs by March 6, 2019. Defendants’ brief responding to all twelve briefs of appellants was filed on July 8, 2019. Plaintiffs’ reply briefs were filed on or about August 7, 2019. Both sides requested oral argument in each of the twelve appeals. Oral argument in the Second Circuit was held on June 22, 2020 before Circuit Judge Peter W. Hall and Senior Circuit Judges Jon O. Newman and Gerard E. Lynch. As of October 1, 2020, the panel had not yet issued a decision.

*****

ADDITIONAL CONSIDERATIONS

New York municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from New York State PITs. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

Part C

OTHER INFORMATION

Item 28.	Exhibits

(a)	(1) The Registrant’s Declaration of Trust dated as of October 2, 2006 as amended and restated as of August 18, 2011 (the “Declaration of Trust”) is incorporated herein by reference to Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 13, 2011 (“Post-Effective Amendment No. 120”).

(2)	Amended and Restated Designation of Series of Shares and Amended and Restated Designation of Classes, effective as of May 8, 2020, is filed herewith.

(b)	(1) The Registrant’s Bylaws as amended and restated as of April 14, 2020, are filed herewith.

(c)	(1) Instruments defining rights of security holders of series of the Registrant are contained in the Registrant’s Declaration of Trust and Bylaws, each as amended to date, which are incorporated by reference to Exhibits (a) and (b) of this Item 28.

(d)	(1) Management Agreement between the Registrant, on behalf of Western Asset New York Tax Free Money Market Fund and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) dated July 31, 2020, is filed herewith.

(2) Management Agreement between the Registrant, on behalf of Western Asset Tax Free Reserves and LMPFA dated July 31, 2020, is filed herewith.

(3) Management Agreement between the Registrant, on behalf of Western Asset U.S. Treasury Reserves and LMPFA dated September 25, 2020, is filed herewith.

(4) Management Agreement between the Registrant, on behalf of Western Asset Government Reserves and LMPFA dated August 31, 2020, is filed herewith.

(5) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset New York Tax Free Money Market Fund dated July 31, 2020, is filed herewith.

(6) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Tax Free Reserves dated July 31, 2020, is filed herewith.

(7) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset U.S. Treasury Reserves dated September 25, 2020 is filed herewith.

(8) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Government Reserves dated August 31, 2020, is filed herewith.

(e)	(1) Distribution Agreement dated July 31, 2020, between the Registrant and Legg Mason Investor Services, LLC (“LMIS”), on behalf of Western Asset Government Reserves, Western Asset New York Tax Free Money Market Fund, Western Asset Tax Free Reserves, and Western Asset U.S. Treasury Reserves, is filed herewith.

(f)	(1) Amended and Restated General Retirement Plan relating to certain funds is incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-l A as filed with the SEC on October 31, 2005.

(2) Legg Mason Investment Series (f/k/a Smith Barney Investment Series) Amended and Restated Trustees Retirement Plan dated as of January 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 78 to the Legg Mason Partners Income Trust’s Registration Statement on Form N-l A as filed with the SEC on January 8, 2007 (“Post-Effective Amendment No. 78”).

(3) Amendment to the General Retirement Plan and the Legg Mason Partners Investment Series Amended and Restated Trustees Retirement is incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-l A as filed with the SEC on December 28, 2006.

(4) Amended and Restated Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 78.

(5) Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 78.

(g)	(1) Custodian Services Agreement with The Bank of New York Mellon dated as of January 1, 2018 is incorporated herein by reference to Post- Effective Amendment No. 147 to the Registrant’s Registration Statement on Form N-l A as filed with the SEC on December 20, 2018 (“Post- Effective Amendment No. 147”).

(2) Fund Accounting Services Agreement with The Bank of New York Mellon dated as of January 1, 2018 is incorporated herein by reference to Post-Effective Amendment No. 147.

(h)	(1) Transfer Agency and Services Agreement with BNY Mellon Investment Servicing (U.S.) Inc. (“BNYM”) dated as of December 19, 2013 is incorporated herein by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 15, 2014 (“Post-Effective Amendment No. 126”).

(2) Schedule A to Transfer Agency and Services Agreement with BNYM is incorporated herein by reference to Post-Effective Amendment No. 126.

(3) Amendment No. 3 to Transfer Agency and Services Agreement with BNYM, dated August 4, 2016, is incorporated herein by reference to Post-Effective Amendment No. 141 to the Registrant’s Registration Statement on Form N-l A as filed with the SEC on September 19, 2016 (“Post-Effective Amendment No. 141”).

(4) Board Resolutions regarding Expense Limitation Arrangements are filed herewith.

(i)	(1) Opinion and Consent of Counsel is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 15, 2001.

(2) Opinion of Counsel is incorporated herein by reference to Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-l A as filed with the SEC on April 13, 2007.

(3) Opinion of Counsel is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-l A as filed with the SEC on July 29, 2008.

(4) Opinion of Counsel is incorporated herein by reference to Post-Effective Amendment No. 65 Registrant’s Registration Statement on Form N-l A as filed with the SEC on September 16, 2008.

(5) Opinion and Consent of Venable, LLP regarding the legality of Class N shares of each of Western Asset Government Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 98 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on May 27, 2010 (“Post-Effective Amendment No. 98”).

(6) Opinion and Consent of Venable, LLP regarding the legality of Class A, Class B and Class C shares of each of Western Asset Liquid Reserves and Western Asset Tax Free Reserves, Class A shares of each of Western Asset California Tax Free Money Market Fund and Western Asset New York Tax Free Money Market Fund and Class N shares of each of Western Asset California Municipal Money Market Fund, Western Asset Massachusetts Municipal Money Market, Western Asset Municipal Money Market Fund and Western Asset New York Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 104 to the Registrant’s Registration Statement on Form N-l A as filed with the SEC on July 28, 2010.

(7) Opinion and Consent of Venable, LLP regarding the legality of Service Shares of each of Western Asset Liquid Reserves, Western Asset U.S. Treasury Reserves, Western Asset Government Money Market Fund, Western Asset Tax Free Reserves, Western Asset California Tax Free Money Market Fund, Western Asset Connecticut Municipal Money Market Fund, Western Asset New York Tax Free Money Market Fund and Western Asset Massachusetts Municipal Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 107 to the Registrant’s Registration Statement on Form N-l A as filed with the SEC on August 26, 2010.

(8) Opinion and Consent of Venable LLP as to the legality of Class A2 shares of Western Asset Government Reserves is incorporated herein by reference to Post-Effective Amendment No. 136 to the Registrant’s Registration Statement on Form N-l A as filed with the SEC on April 12, 2016 (“Post-Effective Amendment No. 136”).

(j)	(1) Consent of Independent Registered Public Accounting Firm is filed herewith.

(k)	Not Applicable.

(1)	Not Applicable.

(m)	(1) Shareholder Services and Distribution Plan, pursuant to Rule 12b-1, of the Registrant, on behalf of Western Asset Government Reserves, Western Asset New York Tax Free Money Market Fund, Western Asset Tax Free Reserves, and Western Asset U.S. Treasury Reserves, dated February 6, 2007, as amended as of May 14, 2020, is filed herewith.

(n)	(1) Rule 18f-3(d) Multiple Class Plan of the Registrant dated February 6, 2007, is incorporated herein by reference to Post-Effective Amendment No. 45 Registrant’s Registration Statement on Form N-l A as filed with the SEC on July 25, 2007.

(o)	(1) Power of Attorney dated February 11, 2020 is filed herewith.

(2) Power of Attorney dated February 11, 2020 is filed herewith.

(3) Power of Attorney dated March 16, 2020 is filed herewith.

(p)	(1) Code of Ethics of Legg Mason & Co., LLC dated as of March 10, 2011 (adopted by LMPFA and LMIS) is incorporated herein by reference to Post-Effective Amendment No. 120.

(2) Code of Ethics of WAM and certain supervised affiliates dated January 1, 2016, is filed herewith.

(3) Code of Ethics of the Independent Trustees of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 130 Registrant’s Registration Statement on Form N-l A as filed with the SEC on December 16, 2015.

101.INS XBRL	Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document

101.SCH XBRL	Taxonomy Extension Schema Document

101.CAL XBRL	Taxonomy Extension Calculation Linkbase Document

101.DEF XBRL	Taxonomy Extension Definition Linkbase Document

101.LAB XBRL	Taxonomy Extension Labels Linkbase Document

101.PRE XBRL	Taxonomy Extension Presentation Linkbase Document

Item 29.	Persons Controlled by or under Common Control with the Registrant

None

Item 30.	Indemnification

Article IX of the Registrant’s Declaration of Trust addresses the limitation of liability and indemnification of the Registrant’s Trustees, officers and others. Section 9.2(a) of the Declaration of Trust provides that no current or former Trustee, officer, or employee of the Registrant will be subject to any personal liability whatsoever to any person, other than the Registrant or its shareholders, in connection with the affairs of the Registrant. Further, Section 9.2(b) of the Declaration of Trust provides that, subject to applicable federal law, no current or former Trustee or officer of the Registrant will be liable to the Registrant or to any shareholder for money damages except:

•	to the extent that it is proved that the person actually received an improper benefit or profit in money, property, or services, or

•

to the extent that a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

Section 9.5 of the Declaration of Trust requires that, subject to certain exceptions and limitations expressed in the Declaration of Trust, each current and former Trustee, officer, or employee of the Registrant, including persons who serve at the request of the Registrant as directors, trustees, officers, employees, agents or independent contractors of another organization in which the Registrant has an interest as a shareholder, creditor or otherwise (each, a “Covered Person”), be indemnified by the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim in which he becomes involved as a party or otherwise by virtue of his being (or having served) in such position and against amounts paid or incurred by him in settlement thereof. Section 9.5 of the Declaration of Trust further provides that no indemnification shall be provided to the extent such indemnification is prohibited by applicable federal law. The Declaration of Trust also sets forth provisions outlining presumptions that may be made relating to a person’s standard of conduct and when expenses may be advanced.

In addition to the foregoing, the Registrant has entered into an Indemnification Agreement with each of its Trustees that provides for indemnification consistent with the principles described above. These Indemnification Agreements set forth certain procedural aspects with respect to indemnification, including the advancement of expenses, and presumptions relating to the determination of whether the standard of conduct required for indemnification has been met, as well as remedies for the indemnitee in the event that, among other things, determinations as to entitlement to indemnification, advancement of expenses and indemnity payments are not made in accordance with the procedures specified therein.

The Trustees and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to Trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is prohibited as against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Under the Distribution Agreement, the Registrant agrees to indemnify LMIS, its officers, directors and employees and any person who controls LMIS within the meaning of Section 15 of the Securities Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which LMIS, its officers, directors and employees or any such controlling person may incur, under the Securities Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant’s Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated or necessary to make the Registration Statement not misleading, provided that in no event shall anything contained in the Distribution Agreement be construed so as to protect LMIS or such other parties against any liability to the Registrant or its shareholders to which LMIS or such other parties would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties, or by reason of reckless disregard of their obligations and duties under the Distribution Agreement.

The Registrant’s Management Agreements and Subadvisory Agreements provide that the manager or subadvisor, as applicable, assumes no responsibility under the Agreements other than to render the services called for under the Agreements in good faith. The Management Agreements and Subadvisory Agreements further provide that the manager or the subadvisor, as applicable, shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the fund, provided that nothing in the Agreements protect with the manager or the subadvisor, as applicable, against any liability to the Fund to which the manager or subadvisor, as applicable, would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreements.

Item 31.	Business and Other Connections of Investment Advisers

Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

LMPFA is a direct wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”) and an indirect wholly-owned subsidiary of Franklin Resources, Inc. (“Resources”) and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). During the last two fiscal years, the directors and officers of LMPFA have not been engaged in any business, profession, vocation or employment of a substantial nature other than as directors or officers of Legg Mason and/or Resources, other Legg Mason and Resources subsidiaries and/or other Legg Mason and/or Resources sponsored investment companies. The names and titles of the officers and directors of LMPFA are listed in Schedules A and D of Form ADV filed by LMPFA pursuant to the Advisers Act, the text of which Schedules are incorporated herein by reference (SEC File No. 801-66785). LMPFA is located at 620 Eighth Avenue, New York, New York 10018.

Western Asset Management Company, LLC (“Western Asset”)

Western Asset is a direct wholly-owned subsidiary of Legg Mason and an indirect wholly-owned subsidiary of Resources and is registered as an investment adviser under the Advisers Act. With the exception of Matthew Nicholls, who served as Managing Director of Citigroup, Inc. from 1995 to 2019, during the last two fiscal years, the directors and officers of Western Asset have not been engaged in any business, profession, vocation or employment of a substantial nature other than as directors or officers of Legg Mason and/or Resources, other Legg Mason and Resources subsidiaries and/or other Legg Mason and/or Resources sponsored investment companies. The names and titles of the officers and directors of Western Asset are listed in Schedules A and D of Form ADV filed by Western Asset pursuant to the Advisers Act, the text of which Schedules are incorporated herein by reference (SEC File No. 801-8162). Western Asset is located at 385 E. Colorado Blvd, Pasadena, CA 91101.

Item 32.	Principal Underwriters

(a) Legg Mason Investor Services, LLC (“LMIS”), the distributor of the Registrant, is also a distributor of funds that are series of the following registrants: Legg Mason Partners Income Trust, Legg Mason Partners Variable Income Trust, Legg Mason Partners Equity Trust, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Money Market Trust, Legg Mason Partners Premium Money Market Trust, Legg Mason Partners Institutional Trust, Legg Mason Global Asset Management Trust, Western Asset Funds, Inc. and Legg Mason ETF Investment Trust.

LMIS is the placement agent for funds that are series of Master Portfolio Trust.

(b) The information required by this Item 32 with respect to each director and officer of LMIS is listed below:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION AND OFFICES WITH UNDERWRITER – LMIS	POSITIONS AND OFFICES WITH REGISTRANT
Kenneth Cieprisz 620 Eighth Avenue, 47th Floor New York, NY 10018	Vice President and Chief Compliance Officer	None

Jacqueline Diehm 100 International Drive Baltimore, MD 21202	Chief Financial Officer, Treasurer and Financial Reporting Officer	None

Stacy Fontana	Co-Managing Director	None
100 First Stamford Place
Stamford, CT 06902

James Lavan	Co-Managing Director	None
620 Eighth Avenue, 47th Floor
New York, NY 10018

Kimberly Roy	Co-Managing Director	None
100 First Stamford Place
Stamford, CT 06902

(c) Not applicable.

Item 33.	Location of Accounts and Records

With respect to the Registrant:

Legg Mason Partners Money Market Trust

620 Eighth Avenue

New York, NY 10018

With respect to the Registrant’s Investment Advisers:

Legg Mason Partners Fund Advisor, LLC

620 Eighth Avenue

New York, NY 10018

Western Asset Management Company, LLC

385 East Colorado Boulevard

Pasadena, CA 91101

With respect to the Registrant’s Custodian:

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

With respect to the Registrant’s Transfer Agent:

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

With respect to the Registrant’s Distributor:

Legg Mason Investor Services, LLC

100 International Drive

Baltimore, MD 21202

Item 34.	Management Services

Not Applicable

Item 35.	Undertakings

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant, LEGG MASON PARTNERS MONEY MARKET TRUST, hereby certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore, State of Maryland on this 21st day of December, 2020.

LEGG MASON PARTNERS MONEY MARKET TRUST, on behalf of its series:

Western Asset Government Reserves

Western Asset New York Tax Free Money Market Fund

Western Asset Tax Free Reserves
Western Asset U.S. Treasury Reserves

By:	/s/ Jane E. Trust
Jane E. Trust
President and Chief Executive Officer

WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on this 21st day of December, 2020.

Signature	Title

/s/ Jane E. Trust Jane E. Trust	President, Chief Executive Officer and Trustee

/s/ Christopher Berarducci Christopher Berarducci	Principal Financial Officer and Treasurer

/s/ Robert Abeles, Jr.* Robert Abeles, Jr.	Trustee

/s/ Jane F. Dasher* Jane F. Dasher	Trustee

/s/ Anita L. DeFrantz* Anita L. DeFrantz	Trustee

/s/ Susan B. Kerley* Susan B. Kerley	Trustee

/s/ Ronald L. Olson* Ronald L. Olson	Trustee

/s/ Avedick B. Poladian* Avedick B. Poladian	Trustee

/s/ William E.B. Siart*	Trustee
William E.B. Siart

/s/ Jaynie M. Studenmund*	Trustee
Jaynie M. Studenmund

/s/ Peter J. Taylor*	Trustee
Peter J. Taylor

/s/ Michael Larson*	Trustee
Michael Larson

*By:	/s/ Jane E. Trust
Jane E. Trust

*	Attorney in Fact, pursuant to Power of Attorney.

SIGNATURES

Master Portfolio Trust has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A of LEGG MASON PARTNERS MONEY MARKET TRUST to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore, State of Maryland on this 21st day of December, 2020.

MASTER PORTFOLIO TRUST, on behalf of its series:

Government Portfolio
Tax Free Reserves Portfolio
U.S. Treasury Reserves Portfolio

By:	/s/ Jane E. Trust
Jane Trust
President and Chief Executive Officer

WITNESS our hands on the date set forth below.

This Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on December 21, 2020.

Signature	Title

/s/ Jane E. Trust Jane E. Trust	President, Chief Executive Officer and Trustee

/s/ Christopher Berarducci
Christopher Berarducci	Principal Financial Officer and Treasurer

/s/ Robert Abeles, Jr.*
Robert Abeles, Jr.	Trustee

/s/ Jane F. Dasher*	Trustee
Jane F. Dasher

/s/ Anita L. DeFrantz*	Trustee
Anita L. DeFrantz

/s/ Susan B. Kerley*	Trustee
Susan B. Kerley

/s/ Ronald L. Olson*	Trustee
Ronald L. Olson

/s/ Avedick B. Poladian*	Trustee
Avedick B. Poladian

/s/ William E.B. Siart*	Trustee
William E.B. Siart

/s/ Jaynie M. Studenmund*	Trustee
Jaynie M. Studenmund

/s/ Peter J. Taylor*	Trustee
Peter J. Taylor

/s/ Michael Larson*	Trustee
Michael Larson

*By:	/s/ Jane E. Trust
Jane E. Trust

*	Attorney in Fact, pursuant to Power of Attorney.

Exhibit Index

(a)(2)	Amended and Restated Designation of Series of Shares and Amended and Restated Designation of Classes

(b)(1)	Amended and Restated Bylaws

(d)(1)	Management Agreement between the Registrant, on behalf of Western Asset New York Tax Free Money Market Fund and LMPFA

(d)(2)	Management Agreement between the Registrant, on behalf of Western Asset Tax Free Reserves and LMPFA

(d)(3)	Management Agreement between the Registrant, on behalf of Western Asset U.S. Treasury Reserves and LMPFA

(d)(4)	Management Agreement between the Registrant, on behalf of Western Asset Government Reserves and LMPFA

(d)(5)	Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset New York Tax Free Money Market Fund

(d)(6)	Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Tax Free Reserves

(d)(7)	Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset U.S. Treasury Reserves

(d)(8)	Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Government Reserves

(e)(1)	Distribution Agreement between the Registrant and LMIS

(h)(4)	Board Resolutions regarding Expense Limitation Arrangements

(j)(1)	Consent of Independent Registered Public Accounting Firm

(m)(1)	Shareholder Services and Distribution Plan, pursuant to Rule 12b-1, of the Registrant

(o)(1)	Power of Attorney dated February 11, 2020

(o)(2)	Power of Attorney dated February 11, 2020

(o)(3)	Power of Attorney dated March 16, 2020

(p)(2)	Code of Ethics of WAM and certain supervised affiliates

101.INS XBRL	Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document

101.SCH XBRL	Taxonomy Extension Schema Document

101.CAL XBRL	Taxonomy Extension Calculation Linkbase Document

101.DEF XBRL	Taxonomy Extension Definition Linkbase Document

101.LAB XBRL	Taxonomy Extension Labels Linkbase Document

101.PRE XBRL	Taxonomy Extension Presentation Linkbase Document